THE ENTERPRISE *Group of Funds, Inc.*

SEMI-ANNUAL REPORT

June 30, 2002

The Enterprise *Group of Funds, Inc.*

Aggressive Stock
Enterprise Mid-Cap Growth Fund
Enterprise Multi-Cap Growth Fund
Enterprise Small Company Growth Fund
Enterprise Small Company Value Fund

Stock
Enterprise Capital Appreciation Fund
Enterprise Deep Value Fund
Enterprise Equity Fund
Enterprise Equity Income Fund
Enterprise Growth Fund
Enterprise Growth and Income Fund

International
Enterprise International Growth Fund

Sector/Specialty
Enterprise Global Financial Services Fund
Enterprise Global Health Care Fund
Enterprise Global Socially Responsive Fund
Enterprise Global Technology Fund
Enterprise Internet Fund
Enterprise Mergers and Acquisitions Fund

Domestic Hybrid
Enterprise Managed Fund
Enterprise Strategic Allocation Fund

Income
Enterprise Government Securities Fund
Enterprise High-Yield Bond Fund
Enterprise Tax-Exempt Income Fund
Enterprise Total Return Fund

Money Market
Enterprise Money Market Fund

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost

Message from the Chairman

Dear Fellow Shareholders:

Equity markets continued to be volatile during the first six months of 2002. Investors’ confidence in the reliability of corporate earnings is shaken and corporate earnings are weaker than anticipated. Global political turmoil has further added to investor nervousness.

However, the U.S. economy is still headed in the right direction. The economy is in a benign inflationary environment and interest rates are also at historic lows. The consumer and housing sectors have been much stronger than most would have thought. Gross Domestic Product (GDP) increased 5 percent in the first quarter and should continue to grow at a more moderate rate for the remainder of the year, which is positive for an economy coming out of recession. While it is impossible to pinpoint at what point the markets will rebound, market ups and downs are all a natural part of the cycle.

For the first half of this year, the Dow Jones Industrial Average is down 6.9 percent, the S&P 500 is off 13.2 percent and the Nasdaq Composite has fallen 24.9 percent. Treasuries and higher quality bonds rallied amid increased demand for the relative safety of the U.S. Government market.

At times like these, it is particularly important to emphasize portfolio diversification. A well-diversified portfolio will have exposure to those areas of the market that could benefit the most from an economic expansion. At the same time, diversification will incorporate investments in more defensive sectors including fixed income1.

Many successful investors often point to commitment and determined focus over time as reasons for their accomplishment. We continue to advise investors to be patient and to temper their expectations for future equity returns. Investors should plan carefully with their financial representative, be prudent, be disciplined in investing and adhere to a practical, goal-oriented investment program.

The Enterprise Group of Funds is pleased to announce a partnership with the State of Texas in developing a 529 college savings plan that will be available — without age, income or residency restrictions of any kind — as a new and invaluable tool to help finance higher education for the next generation. Those who wish to invest may fund an account for a child, grandchild, niece, nephew, friend, anyone, including themselves, that will offer tax-free growth of the investment and tax-free withdrawals for qualified education expenses, including tuition, certain room and board expenses, books, supplies and required fees. Best of all, the account owner retains control of the account and can change the beneficiary at any time. The Texas 529 college savings plan is certain to provide a flexible, affordable and powerful tool for achieving your college savings needs2.

Enterprise has selected SSgA Funds Management, Inc. to serve as the portfolio manager for the Enterprise International Growth Fund. SSgA is one of the State Street Global Advisors companies, comprising the investment management businesses of State Street Corp. The International Growth Fund strategy seeks the most competitive and dominant non-U.S. companies that have shown sustained profitability relative to their global peers3.

The fund offers investors an excellent way to add an international plank to their overall portfolio strategy by gaining exposure to large-cap growth companies in the regions of the MSCI EAFE Index4.

THE ENTERPRISE Group of Funds, Inc.

You can learn more about Enterprise and keep up with your account information at our website, www.enterprisefunds.com. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise’s different funds are subadvised by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over $800 billion in investment assets. Enterprise’s distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements — all with a minimum investment of as little as $1,000 per fund.

Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the subadviser comments within this semi-annual report. You will find insightful commentaries and a variety of investment strategies for the remainder of 2002. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.

Sincerely,

Victor Ugolyn
Chairman, President and Chief Executive Officer

[1]	Diversification of your overall investment portfolio does not assure a profit or protect you against loss in declining markets.
[2]	Non-qualified withdrawals from a 529 plan account may be subject to state and federal income tax, plus a 10 percent federal tax penalty.
[3]	There are specific risks associated with international investing, which include currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability.
[4]
The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the United States, Canada and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund
SUBADVISER’S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $22 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Fund is to seek long-term capital appreciation.

Investment Strategies

The Mid-Cap Growth Fund primarily invests in U.S. companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. The subadviser focuses on a “bottom-up” analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

With the first half of the year now completed, a number of themes shaping 2002 have emerged. The first revolves around the credibility of corporate governance at U.S. companies, particularly the aggressive accounting practices that have led many firms to restate earnings, as well as alleged market manipulation by some energy firms in California. The second theme is one of conflict in the Middle East and in the disputed region of Kashmir. A third thread running through 2002 is the ongoing profits recession. Many companies are having difficulty meeting earnings guidance despite dramatically lowered targets, and a number of bellwether companies have sought to lower expectations for the second half of the year.

Technology and telecommunication stocks suffered the brunt of the market downturn, extending a theme that has plagued these areas since 2000. Production overcapacity, low customer demand and an unwinding of high inventory levels have resulted in declining profits for many tech and telecom firms.

Alongside investor wariness of tech stocks were fears that the American consumers’ ability to spend may be hampered following several months of rising consumer spending. The closely watched University of Michigan’s consumer sentiment index, which had managed to hold up despite stock market fluctuations, declined in May. The prospect of a weakening consumer provided a disconcerting thought for investors, especially since there have been few signs of a pickup in business investment to offset a decline in consumer spending.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate’s investment

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)
SUBADVISER’S COMMENTS

approach focuses on individual security selection. Because Nicholas-Applegate is bottom-up stock pickers, buy candidates challenge current holdings so each stock must continue to earn its place in the portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate’s bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 96.48%

Advertising — 1.31%

Lamar Advertising Company (Class A) (a) (o)	4,500	$167,445

Aerospace — 3.33%

L-3 Communications Holdings Inc. (a) (o)	4,900	264,600
Northrop Grumman Corporation	1,300	162,500

		427,100

Apparel & Textiles — 1.23%

Jones Apparel Group Inc.	4,200	157,500

Automotive — 0.81%

Advanced Auto Parts (a) (o)	1,900	103,569

Banking — 0.88%

TCF Financial Corporation	2,300	112,930

Broadcasting — 4.25%

Hispanic Broadcasting Corporation (a)	7,300	190,530
Radio One Inc. (a) (o)	8,400	124,908
Univision Communications Inc. (Class A) (a)	3,700	116,180
Westwood One Inc. (a)	3,400	113,628

		545,246

Brokers — 1.29%

Bear Stearns Companies Inc. (o)	2,700	165,240

Business Services — 1.84%

Concord EFS Inc. (a)	4,400	132,616
Manpower Inc.	2,800	102,900

		235,516

Computer Services — 4.58%

Affiliated Computer Services Inc. (Class A) (a) (o)	2,200	104,456
Bisys Group Inc. (a) (o)	4,700	156,510
Cerner Corporation (a) (o)	3,500	167,405
Sungard Data Systems Inc. (a)	6,000	158,880

		587,251

Computer Software — 2.51%

Electronic Arts Inc. (a) (o)	2,400	158,520
Intuit Inc. (a)	3,300	164,076

		322,596

Consumer Durables — 0.94%

Harley-Davidson Inc.	2,360	120,997

Consumer Services — 4.96%

Apollo Group Inc. (Class A) (a) (o)	7,300	287,766
Career Education Corporation (a)	5,300	238,500
	Number of Shares or Principal Amount	Value

Ticketmaster (a)	5,900	$110,389

		636,655

Containers/Packaging — 2.03%

Crown Cork & Seal Inc. (a) (o)	20,000	137,000
Smurfit—Stone Container Corporation (a) (o)	8,000	123,360

		260,360

Electronics — 1.85%

International Rectifier Corporation (a) (o)	4,200	122,430
QLogic Corporation (a) (o)	3,000	114,300

		236,730

Finance — 2.50%

Lehman Brothers Holdings Inc. (o)	2,500	156,300
SLM Corporation	1,700	164,730

		321,030

Health Care — 2.53%

AMN Healthcare Services Inc. (a) (o)	3,300	115,533
Anthem Inc. (a) (o)	3,100	209,188

		324,721

Hotels & Restaurants — 3.29%

Darden Restaurants Inc. (o)	5,600	138,320
Marriott International Inc. (Class A)	3,500	133,175
Starbucks Corporation (a)	6,040	150,094

		421,589

Manufacturing — 2.68%

Furniture Brands International Inc. (a)	2,900	87,725
Harman International Industries Inc.	2,300	113,275
Parker-Hannifin Corporation	3,000	143,370

		344,370

Medical Instruments — 4.84%

Beckman Coulter Inc. (o)	2,800	139,720
Boston Scientific Corporation (a)	7,100	208,172
St. Jude Medical Inc. (a)	2,000	147,700
Zimmer Holdings Inc. (a)	3,500	124,810

		620,402

Medical Services — 6.76%

Health Management Associates Inc. (Class A) (a)	6,800	137,020
Humana Inc. (a)	12,500	195,375
Laboratory Corporation of America Holdings (a) (o)	4,400	200,860
Universal Health Services Inc. (Class B) (a) (o)	4,100	200,900
Wellpoint Health Networks Inc. (a)	1,700	132,277

		866,432

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Metals & Mining — 0.96%

Newmont Mining Corporation	4,700	$123,751

Multi-Line Insurance — 1.13%

Brown & Brown Inc.	4,600	144,900

Oil Services — 12.21%

BJ Services Company (a)	6,240	211,411
EOG Resources Inc.	4,500	178,650
GlobalSantaFe Corporation	4,427	121,078
Nabors Industries Ltd. (a) (o)	5,070	178,971
National Oilwell Inc. (a)	6,450	135,773
Noble Corporation (a)	5,160	199,176
Patterson-UTI Energy Inc. (a) (o)	4,400	124,212
Rowan Companies Inc. (a)	9,260	198,627
Smith International Inc. (a) (o)	3,190	217,526

		1,565,424

Paper & Forest Products — 0.98%

Georgia-Pacific Group	5,100	125,358

Pharmaceuticals — 5.45%

Allergan Inc.	1,400	93,450
AmerisourceBergen Corporation (o)	1,700	129,200
Cephalon Inc. (a) (o)	3,200	144,640
Forest Laboratories Inc. (a)	1,340	94,872
Gilead Sciences Inc. (a) (o)	7,200	236,736

		698,898

Retail — 12.01%

Abercrombie and Fitch Company (Class A) (a)	4,600	110,952
AnnTaylor Stores Corporation (a)	6,200	157,418
Bed Bath & Beyond Inc. (a)	6,700	252,858
Coach Inc. (a)	3,500	192,150
PETCO Animal Supplies Inc. (a)	4,600	114,586
Pier 1 Imports Inc.	10,200	214,200
Staples Inc. (a)	6,700	131,990
TJX Companies Inc.	9,600	188,256
Williams Sonoma Inc. (a) (o)	5,800	177,828

		1,540,238
	Number of Shares or Principal Amount	Value

Semiconductors — 2.39%

Fairchild Semiconductor International (Class A) (a)	5,800	$140,940
National Semiconductor Corporation (a)	5,700	166,269

		307,209

Technology — 3.86%

Alliant Techsystems Inc. (a)	2,900	185,020
Linear Technology Corporation	3,700	116,291
Microchip Technology Inc. (a)	7,050	193,382

		494,693

Transportation — 0.99%

J.B. Hunt Transport Services Inc. (a) (o)	4,300	126,936

Travel/Entertainment/Leisure — 2.09%

Hotels.Com (Class A) (a) (o)	2,800	118,244
Regal Entertainment Group (Class A) (a) (o)	6,400	149,248

		267,492

Total Domestic Common Stocks
(Identified cost $12,328,726)		12,372,578

Total Investments
(Identified cost $12,328,726)		$12,372,578

Other Assets Less Liabilities — 3.52%		451,201

Net Assets — 100%		$12,823,779

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund
SUBADVISER’S COMMENTS

Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.7 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve (“the Fed”) failed to cut the Fed Funds rate any further during the first quarter. The Fed’s decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering to equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco International and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large-cap stocks leading the downturn. At the end of June, the Dow was nearing the 9000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

Alger’s aggressive style made the Fund susceptible to the weak performance of the market, as Alger’s growth stock philosophy impaired returns during a period in which value strongly out-performed growth. The Fund under-performed the S&P 500 benchmark over the six-month period due to an aggressive approach and over-weighting in the weak information technology sector. Poor performing health care stocks also contributed to the negative return, more than offsetting strong security selection in the consumer discretionary sector.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)
SUBADVISER’S COMMENTS

Future Investment Strategy

There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3 to 4 percent range may be more sustainable and hence more desirable than the oscillations that the market witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Alger’s belief of what the Dow and Nasdaq will do in the months ahead is based on decent, but by no means extraordinary, profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest economic expansion.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 96.94%

Aerospace — 0.58%

L-3 Communications Holdings Inc. (a)	11,100	$599,400

Banking — 4.93%

Comerica Inc.	22,700	1,393,780
Fifth Third Bancorp	21,850	1,456,302
Greenpoint Financial Corporation	24,100	1,183,310
Mellon Financial Corporation	33,000	1,037,190

		5,070,582

Building & Construction — 3.81%

D.R. Horton Inc.	42,300	1,101,069
Lowe’s Companies Inc.	45,000	2,043,000
Masco Corporation	28,800	780,768

		3,924,837

Business Services — 1.48%

Concord EFS Inc. (a)	50,600	1,525,084

Communications — 1.56%

Brocade Communications Systems Inc. (a)	91,900	1,606,412

Computer Hardware — 0.42%

Apple Computer Inc. (a)	24,400	432,368

Computer Services — 3.62%

Affiliated Computer Services Inc. (a)	35,800	1,699,784
Bisys Group Inc. (a)	37,500	1,248,750
Emulex Corporation (a)	34,400	774,344

		3,722,878

Computer Software — 4.27%

Intuit Inc. (a)	11,900	591,668
Microsoft Corporation (a)	54,825	2,998,927
Siebel Systems Inc. (a)	56,500	803,430

		4,394,025

Consumer Non-Durables — 1.32%

Avon Products Inc.	25,900	1,353,016

Consumer Products — 2.52%

Mattel Inc.	51,600	1,087,728
Procter & Gamble Company	16,900	1,509,170

		2,596,898

Consumer Services — 2.94%

Apollo Group Inc. (Class A) (a)	18,600	733,212
Career Education Corporation (a)	16,600	747,000
First Data Corporation	41,500	1,543,800

		3,024,012

Electrical Equipment — 1.02%

Intersil Corporation (Class A) (a)	49,100	1,049,758
	Number of Shares or Principal Amount	Value

Electronics — 0.52%

Micron Technology Inc. (a)	26,300	$531,786

Entertainment & Leisure — 0.69%

MGM Mirage Inc. (a)	20,900	705,375

Finance — 3.81%

Capital One Financial Corporation	36,300	2,216,115
SLM Corporation	17,600	1,705,440

		3,921,555

Food, Beverages & Tobacco — 1.73%

Constellation Brands Inc. (Class A) (a)	17,000	544,000
Dean Foods Company (a)	18,200	678,860
Wendy’s International Inc.	13,900	553,637

		1,776,497

Health Care — 5.13%

Anthem Inc. (a)	35,600	2,402,288
HCA Inc.	27,600	1,311,000
Tenet Healthcare Corporation (a)	21,800	1,559,790

		5,273,078

Hotels & Restaurants — 1.96%

Brinker International Inc. (a)	41,700	1,323,975
Starwood Hotels & Resorts Worldwide Inc.	21,000	690,690

		2,014,665

Insurance — 2.27%

AFLAC Inc.	35,100	1,123,200
Radian Group Inc.	24,860	1,214,411

		2,337,611

Manufacturing — 0.56%

Avery Dennison Corporation	9,100	571,025

Medical Instruments — 1.96%

Boston Scientific Corporation (a)	16,300	477,916
St. Jude Medical Inc. (a)	20,870	1,541,250

		2,019,166

Medical Services — 3.70%

Alcon Inc (a)	24,200	828,850
Quest Diagnostics Inc. (a)	22,775	1,959,789
Wellpoint Health Networks Inc. (a)	13,100	1,019,311

		3,807,950

Metals & Mining — 0.30%

Fastenal Company	8,000	308,080

Multi-Line Insurance — 0.47%

Willis Group Holdings Ltd. (a)	14,700	483,777

Oil Services — 4.19%

BJ Services Company (a)	48,600	1,646,568
Cooper Cameron Corporation (a)	30,090	1,456,958

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Nabors Industries Ltd. (a)	34,300	$1,210,790

		4,314,316

Pharmaceuticals — 13.16%

Allergan Inc.	8,100	540,675
AmerisourceBergen Corporation	34,600	2,629,600
Baxter International Inc.	33,700	1,497,965
Express Scripts, Inc. (Class A) (a)	11,700	586,287
Forest Laboratories Inc. (a)	16,100	1,139,880
Gilead Sciences Inc. (a)	66,850	2,198,028
IDEC Pharmaceuticals Corporation (a)	48,100	1,705,145
Johnson & Johnson	39,000	2,038,140
Pfizer Inc.	34,500	1,207,500

		13,543,220

Printing & Publishing — 1.46%

Lexmark International Group Inc. (a)	27,620	1,502,528

Publishing — 0.90%

Tribune Company	21,400	930,900

Retail — 16.04%

Abercrombie and Fitch Company (Class A) (a)	61,800	1,490,616
Autozone Inc. (a)	9,400	726,620
Bed Bath & Beyond Inc. (a)	28,900	1,090,686
Chico’s FAS Inc. (a)	28,650	1,040,568
eBay Inc. (a)	46,500	2,865,330
Limited Brands	35,300	751,890
Michaels Stores Inc. (a)	35,500	1,384,500
Office Depot Inc. (a)	38,100	640,080
Petsmart Inc. (a)	32,100	514,884
Pier 1 Imports Inc.	25,900	543,900
Sears Roebuck & Company	24,500	1,330,350
Wal-Mart Stores Inc.	49,500	2,722,995
Walgreen Company	36,200	1,398,406

		16,500,825

Semiconductors — 6.83%

Applied Materials Inc. (a)	98,800	1,879,176
Fairchild Semiconductor International (Class A) (a)	48,200	1,171,260
Intel Corporation	54,500	995,715
Maxim Integrated Products Inc. (a)	59,900	2,295,967
Teradyne Inc. (a)	29,300	688,550

		7,030,668
	Number of Shares or Principal Amount	Value

Technology — 1.15%

Alliant Techsystems Inc. (a)	18,600	$1,186,680

Travel/Entertainment/Leisure — 0.89%

Expedia Inc. (a)	15,455	916,327

Wireless Communications — 0.75%

Motorola Inc.	53,200	767,144

Total Domestic Common Stocks
(Identified cost $104,970,056)		99,742,443

Foreign Stocks — 1.63%

Insurance — 1.09%

XL Capital Ltd. (Class A)	13,300	1,126,510

Semiconductors — 0.54%

Marvell Technology Group Ltd. (a)	27,800	552,942

Total Foreign Stocks
(Identified cost $2,144,709)		1,679,452

Repurchase Agreement — 0.27%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02, Maturity Value $273,033 Collateral: U.S. Treasury Bond $280,000, Zero Coupon due 09/26/02, Value $278,740	$273,000	273,000

Total Repurchase Agreement
(Identified cost $273,000)		273,000

Total Investments
(Identified cost $107,387,765)		$101,694,895

Other Assets Less Liabilities — 1.16%		1,195,274

Net Assets — 100%		$102,890,169

(a)	Non-income producing security.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund
SUBADVISER’S COMMENTS

William D. Witter, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $1.7 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.

Investment Strategies

The Small Company Growth Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The subadviser’s goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The reluctance on the part of corporate managements to purchase new equipment and software, even though the economy was expanding, affected the Fund’s results. A number of technology holdings, such as MKS Instruments (-25.7 percent), Trikon Technologies (-23.5 percent), and Electro Scientific Industries (-19.0 percent), were down significantly for the six-month period.

International tensions and OPEC’s restrictive policy led to a sharp increase in the price of oil (Nymex Crude futures) from $19.84 per barrel at the end of December to $26.86 on June 28th. Prices of oil equities responded positively. Devon Energy, Smith International, and Key Production were up 27.5 percent, 27.17 percent, and 14.71 percent respectively for the six months.

Other factors had a negative impact on the Fund’s performance. The policy of the Fed to remain accommodative during the entire first half was positive for some financial issues and housing stocks in which the Fund did not participate. In addition, investors continued to favor value stocks over growth because of the relative independence of value from the economic cycle and their lower price/earnings (“P/E”) ratios. The frequent government warnings about additional terrorist attacks also lessened investor enthusiasm for growth equities.

Future Investment Strategy

Witter anticipates a continuation of economic growth and, within one to two quarters, many companies may report sales and earnings increases. Witter is planning to keep the Fund virtually fully invested primarily in equities of companies that have well above average growth prospects. While the Fund’s significant participation in semi-conductor equipment, software developers, and in economically sensitive commercial services has impacted the Fund’s results this

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)
SUBADVISER’S COMMENTS

year, Witter believes that recognition of their earnings power may develop, and that their stock prices may rise from their current depressed levels. Witter also anticipates finding other good opportunities in medical devices, energy, and consumer growth.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.60%

Airlines — 1.73%

Skywest Inc. (o)	67,200	$1,571,808

Business Services — 7.20%

Charles River Associates Inc. (a)	100,400	2,012,016
Maximus Inc. (a) (o)	76,250	2,417,125
On Assignment Inc. (a)	119,600	2,128,880

		6,558,021

Computer Hardware — 2.38%

Drexler Technology Corporation (a)	100,300	2,166,480

Computer Services — 11.63%

CACI International Inc. (a) (o)	95,200	3,635,688
Integral Systems Inc. (a)	82,600	1,802,332
Manhattan Associates Inc. (a) (o)	44,300	1,424,688
MapInfo Corporation (a)	105,000	955,500
Secure Computing Corporation (a)	141,200	1,066,060
Tier Technologies Inc. (a)	95,500	1,701,810

		10,586,078

Computer Software — 2.43%

MSC.Software Corporation (a)	105,800	946,910
PLATO Learning Inc. (a)	128,600	1,269,282

		2,216,192

Consumer Services — 1.81%

Navigant International Inc. (a)	106,690	1,650,494

Electrical Equipment — 9.85%

C & D Technologies	80,500	1,450,610
Electro Scientific Industries Inc. (a) (o)	88,800	2,157,840
Signal Technology Corporation (a)	66,500	624,435
Varian Inc. (a)	91,500	3,014,925
Woodhead Industries	100,500	1,722,570

		8,970,380

Electronics — 7.01%

AstroPower Inc. (a) (o)	49,350	969,234
Cymer Inc. (a)	34,800	1,219,392
Planar Systems Inc. (a)	120,000	2,310,000
Veeco Instruments Inc. (a) (o)	81,600	1,885,776

		6,384,402

Food, Beverages & Tobacco — 3.72%

Delta & Pine Land Company	99,600	2,001,960
Fleming Companies Inc. (o)	76,200	1,383,030

		3,384,990

Hotels & Restaurants — 1.82%

The Cheesecake Factory (a) (o)	46,700	1,656,916
	Number of Shares or Principal Amount	Value

Manufacturing — 1.27%

Flow International Corporation (a)	96,000	$646,944
Meade Instruments Corporation (a)	89,400	506,898

		1,153,842

Medical Instruments — 12.99%

Advanced Neuromodulation Systems (a) (o)	30,000	915,000
Candela Corporation (a)	328,200	1,805,100
Cytyc Corporation (a) (o)	128,200	976,884
ICU Medical Inc. (a)	76,450	2,362,305
Varian Medical Systems Inc. (a)	74,000	3,000,700
Zoll Medical Corporation (a)	85,000	2,765,050

		11,825,039

Medical Services — 1.86%

Dianon Systems Inc. (a)	31,700	1,693,414

Oil Services — 6.55%

Devon Energy Corporation	32,300	1,591,744
Key Production Company Inc. (a)	53,600	1,045,200
Smith International Inc. (a) (o)	48,800	3,327,672

		5,964,616

Retail — 5.73%

Advanced Marketing Services Inc. (o)	139,100	2,545,530
Angelica Corporation	66,700	1,147,240
FreeMarkets Inc. (a) (o)	107,700	1, 521,801

		5,214,571

Rubber & Plastics — 1.10%

Foamex International Inc. (a)	90,000	999,900

Semiconductors — 5.66%

Intermagnetics General Corporation (a)	120,800	2,440,160
MKS Instruments Inc. (a) (o)	42,051	843,964
Photronics Inc. (a) (o)	98,800	1,871,272

		5,155,396

Technology — 4.49%

Flir Systems Inc. (a) (o)	58,800	2,467,836
Trikon Technologies Inc. (a)	180,600	1,623,594

		4,091,430

Telecommunications — 0.73%

Globecomm Systems Inc. (a)	161,600	660,944

Travel/Entertainment/Leisure — 1.64%

Polaris Industries Inc. (o)	23,000	1,495,000

Total Domestic Common Stocks
(Identified cost $95,151,252)		83,399,913

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Foreign Stocks — 1.24%

Oil Services — 1.24%

Core Laboratories (a) (o)	94,200	$1,132,284

Total Foreign Stocks
(Identified cost $1,316,204)		1,132,284

Commercial Paper — 5.41%

Ciesco L.P. 1.95% due 07/01/02	$2,834,000	2,834,000
Wal Mart Stores Inc. 1.73% due 07/09/02	2,091,000	2,090,196

Total Commercial Paper
(Identified cost $4,924,196)		4,924,196

Number of Shares or Principal Amount	Value

Total Investments
(Identified cost $101,391,652)	$89,456,393

Other Assets Less Liabilities — 1.75%	1,589,783

Net Assets — 100%	$91,046,176

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund
SUBADVISER’S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $23.2 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the subadviser believes are undervalued — that is, the stock’s market price does not fully reflect the company’s value. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

There is an old saying that bull markets are built on a “wall of worry.” If this is true, the U.S. should see a better market environment in the quarters ahead, because investors have had plenty to worry about this quarter. Escalating violence in the Middle East, a potential nuclear showdown between Pakistan and India over Kashmir, evidence that the U.S.’s quick victory over the Taliban in Afghanistan has not extinguished terrorism, the Arthur Andersen conviction, revelations regarding Wall Street improprieties, the insider trading investigation of American icon Martha Stewart, and most recently, the WorldCom accounting scandal have all generated headlines.

As usual, the Fund’s best performing holdings this year came from an eclectic group of industries including: gold mining (TVX Gold Inc.); auto parts (Tenneco Automotive); cosmetics (Elizabeth Arden), and gaming (Trump Hotels & Casino Resorts Inc.). Telecommunications companies, most notably small wireless operators such as Rural Cellular Corporation, Western Wireless, and Leap Wireless International Inc, dominated the Fund’s losers list. Wireless communications is an industry begging for consolidation to reduce competition and restore profit margins.

Eventually, Gabelli thinks bigger competitors will gobble small, high quality wireless companies up. However, consolidation is currently on hold due to the capital market boycott of anything with a telecom label.

Future Investment Strategy

Gabelli anticipates the U.S. economy may have a very good year in 2002, with GDP up 3 to 4 percent. Inventories have been worked down to low levels. General Motors Corporation’s finance offers and incentives caused one million cars to be cleaned out of industry inventories. Even with much lower retail sales, production can go up. Secondly, consumers may feel better due to the sizable reduction in fuel costs and last year’s tax break. A family of four earning $40,000 a year will get $25 extra per week.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
SUBADVISER’S COMMENTS

On the other side of the coin, the U.S. equity market is fully valued, and Gabelli assumes long-term interest rates may trend slightly higher. Given this scenario, Gabelli believes that there should be a cap on P/E multiples. For 2002, Gabelli anticipates that it will be important for the Fund to be stock specific. For the year, Gabelli expects the market to be roughly the same as it was as of June 30, 2002, plus or minus 10 percent, but Gabelli anticipates a lot of acquisition/merger transactions in 2002. Gabelli’s strategy for the Fund is to find good companies that somebody else wants to own.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 84.36%

Advertising — 0.05%

Interep National Radio Sales Inc. (a)	75,000	$292,500

Aerospace — 6.21%

AAR Corporation	80,000	816,000
Ametek Inc.	118,000	4,395,500
Curtiss-Wright Corporation (Class A) (o)	12,000	960,000
Curtiss-Wright Corporation (Class B)	25,000	1,890,000
GenCorp Inc. (o)	530,000	7,579,000
Kaman Corporation (Class A)	190,000	3,184,400
Lockheed Martin Corporation	44,000	3,058,000
Moog Inc. (Class A) (a)	60,000	2,572,800
Sequa Corporation (Class A) (a) (o)	25,000	1,634,750
Sequa Corporation (Class B) (a)	43,500	2,849,250
SPS Technologies Inc. (a)	100,000	3,817,000

		32,756,700

Apparel & Textiles — 0.29%

Carlyle Industries Inc. (a)	158,609	47,583
Hartmarx Corporation (a)	110,000	275,000
Wolverine World Wide Inc.	70,000	1,221,500

		1,544,083

Automotive — 6.68%

A. O. Smith Corporation (Class A)	11,000	332,750
Aaron Rents Inc.	3,087	69,457
AutoNation Inc. (a) (o)	100,000	1,450,000
BorgWarner Inc. (o)	102,000	5,891,520
Clarcor Inc.	137,867	4,363,491
Cooper Tire & Rubber Company (o)	3,000	61,650
Earl Scheib Inc. (a)	94,000	282,000
Exide Technologies (a) (o)	50,000	34,000
Federal-Mogul Corporation (a) (o)	20,000	14,060
Midas Inc. (a)	285,000	3,534,000
Modine Manufacturing Company	150,000	3,687,000
Navistar International Corporation (a) (o)	100,000	3,200,000
Pennzoil-Quaker State Company	290,000	6,243,700
Raytech Corporation (a) (o)	130,000	1,176,500
Standard Motor Products Inc.	118,000	2,000,100
Superior Industries International Inc.	35,000	1,618,750
Tenneco Automotive Inc. (a)	200,000	1,320,000

		35,278,978

Banking — 0.46%

Crazy Woman Creek Bancorp Inc. (f)	51,000	670,140
First Republic Bank (a) (o)	10,000	275,000
Flushing Financial Corporation	55,000	1,126,950
Sterling Bancorp (o)	10,000	357,000

		2,429,090
	Number of Shares or Principal Amount	Value

Biotechnology — 0.30%

Invitrogen Corporation (a) (o)	50,000	$1,600,500

Broadcasting — 3.82%

Beasley Broadcast Group Inc. (Class A) (a)	20,000	294,980
Cablevision Systems Corporation — Rainbow Media Group (a) (o)	115,000	1,006,250
Clear Channel Communications Inc. (a)	38,999	1,248,757
Crown Media Holdings Inc. (Class A) (a)	15,000	118,350
Emmis Broadcasting Corporation (Class A) (a) (o)	7,000	148,330
Fisher Companies Inc.	57,000	3,347,040
Granite Broadcasting Corporation (a)	335,000	814,050
Gray Communications Systems Inc. (o)	80,000	1,448,000
Gray Communications Systems Inc. (Class B)	145,000	1,928,500
Key3Media Group, Inc. (a) (o)	80,000	36,800
Liberty Media Corporation (Class A) (a)	80,000	800,000
News Corporation Ltd. (ADR) (o)	130,000	2,567,500
Paxson Communications Corporation (a)	480,000	2,640,000
Spanish Broadcasting Systems Inc. (Class A) (a)	30,000	300,000
UnitedGlobalCom Inc. (a)	200,000	550,000
World Wrestling Federation Entertainment Inc. (Class A) (a) (o)	50,100	731,460
Young Broadcasting Inc. (Class A) (a) (o)	122,000	2,169,160

		20,149,177

Building & Construction — 1.42%

Core Materials Corporation (a)	300,000	450,000
Fleetwood Enterprises Inc. (a) (o)	15,000	130,500
Hughes Supply Inc.	1,000	44,900
Huttig Building Products Inc. (a)	100,000	537,000
Monaco Coach Corporation (a)	2,000	42,600
Rollins Inc.	310,000	6,305,400

		7,510,400

Business Services — 0.67%

Edgewater Technology Inc. (a)	353,000	1,443,770
Imagistics International Inc. (a)	2,000	42,940
Nashua Corporation (a)	172,000	1,221,200
National Processing Inc. (a) (o)	32,000	825,600

		3,533,510

Cable — 0.73%

Cablevision Systems Corporation (Class A) (a) (o)	200,000	1,892,000
Lamson & Sessions Company (a)	140,000	546,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Mercom Inc. (a) (d) (m)	135,000	$1,215,000
Pegasus Communications Corporation (Class A) (a) (o)	275,000	200,750

		3,853,750

Chemicals — 4.31%

Church & Dwight Company Inc. (o)	62,000	1,942,460
Cytec Industries Inc. (a)	6,000	188,640
Ethyl Corporation (a)	150,000	112,500
Ferro Corporation (o)	120,000	3,618,000
Great Lakes Chemical Corporation (o)	230,000	6,092,700
H. B. Fuller Company	70,000	2,050,300
Hercules Inc. (a)	320,000	3,712,000
MacDermid Inc.	140,000	3,010,000
Omnova Solutions Inc. (a)	240,000	2,016,000

		22,742,600

Communications — 0.26%

Loral Space & Communications (a) (o)	300,000	297,000
Western Wireless Corporation (Class A) (a) (o)	335,000	1,072,000

		1,369,000

Computer Hardware — 0.00%

Cerion Technologies Inc. (a) (d)	120,000	—

Computer Services — 0.34%

Genuity Inc. (Class A) (a) (o)	30,000	114,000
McAfee.com Corporation (Class A) (a) (o)	50,000	732,000
Startek Inc. (a)	14,800	395,752
Tyler Technologies Inc. (a)	50,000	266,000
Xanser Corp (a)	150,000	273,000

		1,780,752

Computer Software — 0.06%

BARRA Inc. (a) (o)	2,000	74,360
Global Sources Ltd. (a)	1,000	4,000
OpenTV Corp (Class A) (a) (o)	74,400	237,336

		315,696

Conglomerates — 0.04%

Harbor Global Company Ltd (a)	30,000	217,500

Construction — 0.01%

KB Home	1,000	51,510

Consumer Durables — 0.46%

Dana Corporation (o)	120,000	2,223,600
Noel Group Liquidating Trust Units (a) (d) (g) (m)	15,000	9,900
Noel Group Units (a) (d) (g) (m)	15,000	—
Oneida Ltd. (o)	10,000	191,500

		2,425,000
	Number of Shares or Principal Amount	Value

Consumer Products — 1.34%

Department 56 Inc. (a)	64,000	$1,041,920
Elizabeth Arden Inc. (a) (o)	100,000	1,750,000
Jarden Corporation (a)	4,000	79,200
Martha Stewart Living Inc. (Class A) (a) (o)	5,000	57,350
New England Business Service Inc.	13,000	326,820
Rayovac Corporation (a) (o)	46,600	863,498
Revlon Inc. (Class A) (a) (o)	50,000	247,500
Scotts Company (a)	6,000	272,400
Sola International Inc. (a)	140,000	1,610,000
The Dial Corporation (o)	40,000	800,800

		7,049,488

Consumer Services — 0.79%

Chemed Corporation	110,000	4,145,900
Loewen Group Inc. (ADR) (a)	120,000	—

		4,145,900

Containers/Packaging — 0.33%

Crown Cork & Seal Inc. (a) (o)	30,000	205,500
Pactiv Corporation (a) (o)	65,000	1,547,000

		1,752,500

Drugs & Medical Products — 0.36%

Landauer Inc.	28,000	1,087,240
Owens & Minor Inc.	40,000	790,400

		1,877,640

Education — 0.08%

Whitman Education Group Inc. (a)	70,000	415,800

Electrical Equipment — 3.80%

Ampco-Pittsburgh Corporation	60,000	720,000
Baldor Electric Company (o)	190,000	4,788,000
C & D Technologies (o)	6,000	108,120
Donaldson Company Inc.	38,000	1,331,520
DQE Inc. (o)	200,000	2,800,000
National Presto Industries Inc.	28,300	905,600
Oak Technology Inc. (a) (o)	60,000	271,800
Selas Corporation of America (a)	140,000	315,000
SL Industries Inc. (a)	130,000	975,000
Thomas & Betts Corporation (a)	345,000	6,417,000
Thomas Industries Inc.	50,000	1,440,000

		20,072,040

Electronics — 0.85%

CTS Corporation (o)	90,000	1,083,600
Fargo Electronics Inc. (a) (o)	30,000	246,600
Park Electrochemical Corporation	120,000	3,180,000

		4,510,200

Energy — 2.02%

Conectiv Inc. (o)	200,000	5,162,000
El Paso Electric Company (a)	280,000	3,878,000
Mirant Corporation (a) (o)	40,000	292,000
ONEOK Inc.	15,000	329,250

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Southern Union Company (a)	58,319	$991,425

		10,652,675

Entertainment & Leisure — 3.71%

Acme Communications Inc. (a)	50,000	367,500
Bull Run Corporation (a)	110,000	99,000
Dover Downs Gaming & Entertainment Inc.	107,800	1,379,840
Dover Motorsports Inc.	170,000	969,000
E.W. Scripps Company (Class A)	60,000	4,620,000
Gaylord Entertainment Company (a)	230,000	5,071,500
Hearst-Argyle Television Inc. (a)	5,000	112,750
Magna Entertainment Corporation (Class A) (a)	317,000	2,215,830
Sinclair Broadcast Group Inc. (Class A) (a) (o)	200,000	2,887,800
Six Flags Inc. (a) (o)	130,000	1,878,500

		19,601,720

Finance — 0.97%

BKF Capital Group Inc. (a)	74,000	2,109,000
Federal Agriculture Mortgage Corporation (a) (o)	500	13,350
Interactive Data Corp (a)	145,000	2,111,200
SWS Group Inc. (o)	46,000	902,520

		5,136,070

Food, Beverages & Tobacco — 7.95%

Boston Beer Inc. (Class A) (a)	15,000	238,500
Brown-Forman Corporation (Class A) (o)	5,000	350,500
Brown-Forman Corporation (Class B) (o)	3,800	262,200
Corn Products International Inc.	155,000	4,823,600
Del Monte Foods Company (a) (o)	60,000	708,000
Dreyer’s Grand Ice Cream Inc.	50,000	3,430,000
Farmer Brothers Company	2,500	906,925
Flowers Foods Inc. (a)	135,000	3,489,750
Hain Celestial Group Inc. (a) (o)	20,000	370,000
Ingles Markets Inc. (Class A)	190,000	2,409,200
International Multifoods Corporation (a)	10,000	260,000
J & J Snack Foods Corporation (a) (o)	2,500	112,400
J.M. Smucker Company	28,353	967,688
John B. Sanfilippo & Son Inc. (a)	37,000	258,630
Opta Food Ingredients Inc. (a)	1,000	1,360
PepsiAmericas Inc.	390,000	5,826,600
Ralcorp Holdings Inc. (a)	120,000	3,750,000
Robert Mondavi Corporation (Class A) (a) (o)	70,000	2,396,100
Sensient Technologies Corporation (o)	160,000	3,641,600
Suprema Specialties Inc. (a)	1,500	1
Triarc Companies Inc. (Class A) (a) (o)	100,000	2,760,000

Vermont Pure Holdings, Ltd. (a)	10,000	42,000
	Number of Shares or Principal Amount	Value

Weis Markets Inc.	135,000	$4,961,250

		41,966,304

Health Care — 0.10%

Henry Schein Inc. (a) (o)	12,000	534,000

Hotels & Restaurants — 1.52%

Advantica Restaurant Group Inc. (a)	20,000	18,600
Aztar Corporation (a)	160,000	3,328,000
Boca Resorts Inc. (a)	105,000	1,391,250
Extended Stay America Inc. (a) (o)	5,000	81,100
Lakes Gaming Inc. (a)	125,000	845,000
Louisiana Quinta Corporation (a)	225,000	1,631,250
The Steak n Shake Company (a)	33,600	525,840
Trump Hotels & Casino Resorts Inc. (a) (o)	25,000	53,750
Wyndham International Inc. (a)	140,000	162,400

		8,037,190

Insurance — 1.47%

Argonaut Group Inc. (o)	133,000	2,848,860
Liberty Corporation	100,000	3,985,000
Midland Company	18,000	908,460

		7,742,320

Machinery — 4.54%

Baldwin Technology Company Inc. (Class A) (a)	254,500	358,845
Fairchild Corporation (Class A) (a) (o)	220,000	693,000
Flowserve Corporation (a) (o)	130,000	3,874,000
Franklin Electric Company Inc.	20,000	941,400
Gardner Denver Inc. (a)	80,000	1,600,000
Gorman Rupp Co	39,000	1,228,500
IDEX Corporation	42,000	1,407,000
Katy Industries Inc. (a)	149,400	747,000
Nortek Inc. (a)	100,000	4,510,000
Paxar Corporation (a)	35,000	586,250
Robbins & Myers Inc. (o)	65,000	1,706,250
Standex International Corporation	62,000	1,556,200
Tech/Ops Sevcon Inc.	35,000	287,000
Tennant Company	43,000	1,702,800
Watts Industries Inc. (Class A)	140,000	2,779,000

		23,977,245

Manufacturing — 8.39%

Acuity Brands Inc.	100,000	1,820,000
Aviall Inc. (a)	210,000	2,940,000
Barnes Group Inc.	84,000	1,923,600
Belden Inc.	102,000	2,125,680
BWAY Corporation (a)	29,000	462,550
Chase Industries Inc. (a)	150,000	2,083,500
Cooper Industries Ltd. (Class A) (a)	50,000	1,965,000
Crane Company	140,000	3,553,200
Cuno Inc. (a)	40,000	1,447,200
Energizer Holdings Inc. (a)	65,000	1,782,300
Esco Technologies Inc. (a) (o)	1,500	52,500

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Fedders Corporation	275,000	$695,750
Gerber Scientific Inc. (a)	105,000	368,550
GP Strategies Corporation (a)	20,000	93,000
Graco Inc. (o)	78,000	1,960,920
Graftech International Ltd. (a) (o)	160,000	1,968,000
Industrial Distribution Group Inc. (a)	80,000	260,000
Lindsay Manufacturing Company	30,000	694,500
MagneTek Inc. (a)	132,000	1,306,800
Material Sciences Corporation (a)	180,500	2,530,610
Myers Industries Inc.	300,000	5,142,000
Oil-Dri Corporation of America	170,000	1,422,900
Park Ohio Holdings Corporation (a)	205,000	922,500
Pentair Inc.	30,000	1,442,400
Precision Castparts Corporation (o)	40,000	1,320,000
Rawlings Sporting Goods Company Inc.	15,070	80,022
Roper Industries, Inc. (o)	60,000	2,238,000
Strattec Security Corporation (a)	22,000	1,217,040
Teleflex Inc. (o)	8,000	457,200

		44,275,722

Media — 2.37%

Gemstar-TV Guide International Inc. (a) (o)	115,000	619,850
Media General Inc. (Class A) (o)	155,000	9,300,000
Metro Goldwyn Mayer Inc. (a)	60,000	702,000
Salem Communications Corporation (Class A) (a)	75,000	1,865,250

		12,487,100

Medical Instruments — 1.26%

Dentsply International Inc.	15,000	553,650
Inamed Corporation (a)	38,000	1,015,360
Patterson Dental Company (a) (o)	10,000	503,300
Sybron Dental Specialties (a) (o)	242,800	4,491,800
Young Innovations Inv (a)	3,000	65,160

		6,629,270

Medical Services — 1.02%

Apogent Technologies Inc. (a) (o)	50,000	1,028,500
CIRCOR International Inc.	151,000	2,589,650
Inverness Medical Innovations Inc. (a)	76,100	1,537,220
Odyssey Healthcare Inc. (a)	6,000	217,500

		5,372,870

Metals & Mining — 0.01%

WHX Corporation (a)	100,000	75,000

Multi-Line Insurance — 0.56%

Alleghany Corporation (a)	15,500	2,960,500

Neutraceuticals — 0.19%

Weider Nutrition International Inc. (a)	500,000	990,000
	Number of Shares or Principal Amount	Value

Oil Services — 0.15%

RPC Inc.	27,300	$322,140
W-H Energy Services Inc. (a)	22,000	487,520

		809,660

Paper Products — 0.67%

Greif Brothers Corporation (Class A)	100,000	3,336,100
Schweitzer Mauduit International Inc.	8,000	196,800

		3,532,900

Pharmaceuticals — 0.02%

Twinlab Corporation (a)	230,000	101,200

Printing & Publishing — 4.02%

A.H. Belo Corporation (Class A) (o)	147,000	3,323,670
Journal Register Company (a)	140,000	2,814,000
Lee Enterprises Inc.	72,000	2,520,000
McClatchy Company (Class A)	56,000	3,598,000
Penton Media Inc. (a) (o)	170,000	365,500
Pulitzer Inc. (o)	100,000	5,190,000
Thomas Nelson Inc. (a)	133,000	1,404,480
Topps Company Inc. (a)	200,000	2,012,000

		21,227,650

Property-Casualty Insurance — 0.59%

CNA Surety Corporation	215,000	3,128,250

Publishing — 0.17%

PRIMEDIA Inc. (a) (o)	420,000	512,400
Value Line Inc.	10,000	411,300

		923,700

Real Estate — 0.69%

Catellus Development Corporation (a)	85,000	1,735,700
Cendant Corporation (a) (o)	40,000	635,200
Griffin Land & Nurseries Inc. (a)	63,000	866,250
Gyrodyne Company of America Inc. (a)	23,200	388,832

		3,625,982

Retail — 0.92%

Blockbuster Inc. (Class A) (o)	10,000	269,000
Lillian Vernon Corporation (a)	120,000	840,000
Neiman Marcus Group (Class B) (a)	40,000	1,291,200
Neiman-Marcus Group Inc. (Class A) (a) (o)	55,000	1,908,500
School Specialty Inc. (a) (o)	10,000	265,600
Sports Authority Inc. (a) (o)	18,000	204,480
ValueVision International Inc. (Class A) (a) (o)	3,000	54,450

		4,833,230

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Technology — 0.03%

Flir Systems Inc. (a) (o)	1,500	$62,955
J Net Enterprises Inc. (a)	130,000	104,000

		166,955

Telecommunications — 2.57%

AirGate PCS, Inc. (a) (o)	35,000	35,000
Atlantic Tele-Network, Inc.	12,000	182,400
Broadwing Inc. (a) (o)	600,000	1,560,000
Centurytel Inc. (o)	35,000	1,032,500
Citizens Communications Company (a) (o)	250,000	2,090,000
Commonwealth Telephone Enterprises Inc. (a)	50,000	2,012,000
Commonwealth Telephone Enterprises Inc. (Class B) (a)	6,000	246,000
Communications Systems Inc. (a)	92,500	578,125
Corecomm Ltd. (a)	1,000,000	40,000
D&E Communications Inc. (o)	70,030	736,015
McLeodUSA Inc. (Class A) (a)	5,001	2,101
McLeodUSA Inc. (Escrow) (a)	60,000	—
Nextel Partners Inc. (Class A) (a) (o)	100,000	301,000
Panamsat Corporation (a) (o)	95,000	2,147,000
Plantronics Inc. (a)	5,000	95,050
Rural Celluar Corporation (Class A) (a) (o)	110,000	114,400
Telephone and Data Systems Inc.	38,000	2,300,900
Triton PCS Holdings, Inc. (Class A) (a) (o)	24,000	93,600

		13,566,091

Transportation — 0.93%

GATX Corporation (o)	125,000	3,762,500
Marine Products Corporation	37,500	436,875
TransPro Inc. (a)	110,000	687,500

		4,886,875

Travel/Entertainment/Leisure — 0.07%

Bowlin Travel Centers Inc. (a)	60,000	105,000
Pinnacle Entertainment Inc. (a)	25,000	265,750

		370,750

Utilities — 1.89%

AGL Resources Inc. (o)	50,000	1,160,000
CH Energy Group Inc. (o)	52,000	2,561,000
Florida Public Utilities Company	17,000	309,740
Otter Tail Corporation	10,000	315,200
SJW Corporation	28,000	2,268,000
Southwest Gas Corporation	45,000	1,113,750
Weststar Energy Inc. (o)	145,000	2,225,750

		9,953,440

Waste Management — 0.79%

Allied Waste Industries Inc. (a)	235,000	2,256,000
Republic Services Inc. (a)	100,000	1,907,000

		4,163,000
	Number of Shares or Principal Amount	Value

Wireless Communications — 1.11%

Allen Telecom Inc. (a) (o)	217,000	$933,100
AT&T Wireless Services Inc. (a)	70,000	409,500
Centennial Communications Corporation (Class A) (a) (o)	125,000	305,000
Dobson Communications Corporation (a)	40,734	35,031
Leap Wireless International Inc. (a) (o)	300,000	324,000
Nextel Communications Inc. (Class A) (a) (o)	125,000	401,250
Price Communications Corporation (a)	125,000	2,000,000
United States Cellular Corporation (a) (o)	58,000	1,476,100

		5,883,981

Total Domestic Common Stocks
(Identified cost $450,532,729)		445,285,964

Foreign Stocks — 1.39%

Business Services — 0.06%

Professional Staff (ADR) (a)	150,000	292,500

Cable — 0.25%

Rogers Communications Inc. (Class B) (a)	145,000	1,325,300

Hotels & Restaurants — 0.42%

Sun International Hotels Ltd. (a)	90,000	2,230,200

Metals & Mining — 0.20%

Barrick Gold Corporation (a)	50,000	949,500
TVX Gold Inc. (a)	80,000	112,000

		1,061,500

Telecommunications — 0.25%

AO VimpelCom (ADR) (a) (o)	52,000	1,323,920
GST Telecommunications Inc. (a)	45,000	36

		1,323,956

Wireless Communications — 0.21%

Rogers Wireless Communications (Class B) (a)	145,000	1,117,950

Total Foreign Stocks
(Identified cost $9,577,182)		7,351,406

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Preferred Stock — 1.17%

Broadcasting — 1.07%

Granite Broadcasting Corporation (a)	9,000	$5,670,000

Telecommunications — 0.10%

Allen Telecom Inc. (a)	14,000	499,100

Total Preferred Stock
(Identified cost $6,707,806)		6,169,100

U.S. Treasury Bills — 8.82%

1.675% due 07/18/02	$1,001,000	1,000,208
1.68% due 07/25/02	4,005,000	4,000,515
1.71% due 08/01/02	1,500,000	1,497,791
1.72% due 08/01/02	1,004,000	1,002,513
1.72% due 08/08/02 (p)	16,069,000	16,039,826
1.675% due 09/19/02	23,097,000	23,011,028

Total U.S. Treasury Bills
(Identified cost $46,551,881)		46,551,881

Number of Shares or Principal Amount		Value

Repurchase Agreement — 4.35%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 , Maturity Value $22,990,778 Collateral: U.S. Treasury Bond $23,630,000, Zero Coupon due 12/05/02 Value $23,451,452	$22,988,000	$22,988,000

Total Repurchase Agreement
(Identified cost $22,988,000)		22,988,000

Total Investments
(Identified cost $536,357,598)		$528,346,351

Other Assets Less Liabilities — (0.09)%		(497,139)

Net Assets — 100%		$527,849,212

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2002.
(f)
Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in this affiliated company as of June 30, 2002 was $670,140.

(g)	Restricted securities as of June 30, 2002 were as follows:

	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Aggregate		Percent of Net Assets
Description					Cost	Value

Noel Group Units	04/13/99	15,000	$0.49	$—	$7,320	$—	0.00%
Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.66	12,187	9,900	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(p)	Security, or portion thereof, segregated at the custodian as collateral for open future contracts.
(ADR)	American Depository Receipt.
Open futures contracts as of June 30, 2002 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/(Depreciation)

Long Russell 2000 Index Futures	09/02	45	$151,375

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund
SUBADVISER’S COMMENTS

Marsico Capital Management, LLC
Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $13.9 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Fund on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Fund’s investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser’s investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

As of June 30, 2002, the Fund’s primary economic sector emphasis was in the health care-related, consumer discretionary, industrials, and financial services sector. Within these general sector categories, there was a substantial amount of industry selectivity. Health care investments generally were concentrated in hospital management and medical devices companies, while de-emphasizing areas such as the pharmaceutical industry. The consumer-related investments favored companies in the retailing arena. Industrial holdings were primarily oriented towards aerospace/defense companies.

Equity markets have been buffeted by a combination of, among others, corporate accounting and governance issues, uncertainty regarding the timing and magnitude of an economic recovery, diminished investor confidence, concern about possible future terrorist attacks and geopolitical risks overseas. Concurrent with these major “headwinds” for investors has been major changes in the investment landscape. Many sectors and industries that were “high fliers” during the mid- to late-1990s have become market laggards and sustained severe losses since peaking in value just over two years ago. All of these factors are undoubtedly unsettling. And yet, Marsico is not certain that these types of “shocks” to the system are necessarily new or different.

The Fund’s investment results were helped by a variety of factors, including four economic sectors in particular: Industrials (primarily aerospace/defense positions), Consumer Discretionary (blend of automobiles, retailing, consumer durables, and media under-weighting), Health Care (primarily equipment and services companies), Information

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)
SUBADVISER’S COMMENTS

Technology under-weighting (particularly hardware and equipment companies), and Telecommunications Services under-weighting. Within the Fund, the holdings that benefited the Fund’s performance were: Lockheed Martin Corporation, General Dynamics Corporation, Tiffany & Company, Bed Bath & Beyond, BMW, Porsche, Lennar, MDC Corp., Lowes Corporation, UnitedHealth Group Inc., Tenet Healthcare Corporation, and Quest Diagnostics Inc. In addition, some of the Fund’s financial services-related holdings performed well during the first half of the year, including SLM Corporation (“Sallie Mae”) and Washington Mutual Inc.

The Fund’s primary performance blemishes included an under-weighting in energy, banks, and materials.

Future Investment Strategy

Marsico remains cautious on the profit outlook for many companies that operate in the technology hardware/equipment and telecommunications services industries. Marsico’s rationale for this is two-pronged: capital spending for technology still appears to be in an overall downturn while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed, and that there is a more favorable earnings environment, it is unlikely Marsico will make investments for the Fund in these areas in the near future.

While the overall equity market environment has been extremely difficult, Marsico believes strongly that there is merit to the adage “it is always darkest before the dawn.” Stock markets tend to trade to extreme levels. Inflated price levels reached just over two years ago in many sectors and industries, with the benefit of 20/20 hindsight, were downright silly. Now, however, it seems increasingly possible that the stock market has overreacted in the other direction. There are encouraging signs that the U.S. economy is recovering. Productivity gains have remained solid: recent “same store sales” data indicates the retail industry is doing well, the housing industry, which has ripple effects to many other industries such as mortgage refinancing activity, insurance, construction and materials, has continued to be strong, and automobile sales have continued, on balance, to be quite good. Inflation remains constrained and, Marsico believes, could decelerate. The most recent unemployment claims data suggest that labor markets might be stabilizing.

Interest rates may move lower over time. Historically, the long bond interest rate, using the 10-year Treasury bond as a proxy for that rate, has offered a yield that ranges from approximately 2.5 percent to 3.0 percent above the prevailing inflation rate, as measured by the Consumer Price Index. Marsico believes the CPI could approach a range of 1.25 percent to 1.75 percent. Assuming that the spread between interest rates and inflation moved towards its long-term historical average, the market could see the long bond rate decline to approximately 4 percent. This would enhance the overall valuation profile for the equity market and may spur more robust economic activity.

There are abundant cross currents facing investors. Corporate accounting-related issues could continue to surface for some time. The country as a whole is still becoming acclimated to the notion that terrorist threats, either real or perceived, may regrettably now have become a part of our lives. Second quarter earnings reports will be very important in terms of assessing the near-term profit environment and the likelihood for better results going forward. Corporate profits may not necessarily increase dramatically across-the-board, but may generally be on an “up tick,” accompanied by more conservative accounting standards and better disclosures. Many companies appear to have what Marsico calls “high quality earnings,” driven by sales and revenue growth.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.34%

Aerospace — 10.88%

General Dynamics Corporation	66,719	$7,095,566
L-3 Communications Holdings Inc. (a) (o)	40,211	2,171,394
Lockheed Martin Corporation	173,300	12,044,350

		21,311,310

Automotive — 3.20%

General Motors Corporation (o)	117,210	6,264,874

Building & Construction — 4.95%

D.R. Horton Inc. (o)	78,006	2,030,496
Lennar Corporation (o)	47,566	2,911,039
Lowe’s Companies Inc. (o)	104,530	4,745,662

		9,687,197

Computer Hardware — 1.52%

Dell Computer Corporation (a)	113,568	2,968,668

Computer Software — 0.15%

Diebold Inc. (o)	7,898	294,122

Consumer Products — 0.98%

Procter & Gamble Company	21,400	1,911,020

Drugs & Medical Products — 0.67%

Becton, Dickinson & Company	38,068	1,311,443

Electrical Equipment — 1.06%

General Electric Company	71,698	2,082,827

Entertainment & Leisure — 1.23%

MGM Mirage Inc. (a) (o)	71,112	2,400,030

Finance — 10.97%

Capital One Financial Corporation (o)	85,144	5,198,041
Lehman Brothers Holdings Inc. (o)	89,731	5,609,982
SLM Corporation (o)	110,064	10,665,202

		21,473,225

Food, Beverages & Tobacco — 4.00%

Anheuser-Busch Companies, Inc.	38,360	1,918,000
PepsiCo Inc.	122,736	5,915,875

		7,833,875

Health Care — 6.00%

Tenet Healthcare Corporation (a)	164,253	11,752,302

Hotels & Restaurants — 3.20%

Four Season Hotels Inc. (o)	126,924	5,952,735
Mandalay Resort Group (a) (o)	11,412	314,629

		6,267,364

Manufacturing — 3.38%

3M Company	53,802	6,617,646
	Number of Shares or Principal Amount	Value

Medical Services — 9.42%

Quest Diagnostics Inc. (a) (o)	70,404	$6,058,264
UnitedHealth Group Inc.	135,298	12,386,532

		18,444,796

Metals & Mining — 1.08%

El Paso Corporation	102,462	2,111,742

Misc. Financial Services — 5.00%

Ambac Financial Group Inc.	11,656	783,283
Citigroup Inc.	182,421	7,068,814
Fannie Mae	26,210	1,932,987

		9,785,084

Multi-Line Insurance — 1.10%

American International Group Inc.	31,438	2,145,015

Pharmaceuticals — 6.10%

Baxter International Inc.	86,282	3,835,235
Johnson & Johnson	118,020	6,167,725
Wyeth	37,808	1,935,770

		11,938,730

Real Estate — 1.08%

M.D.C. Holdings Inc. (o)	40,704	2,116,608

Retail — 8.76%

Bed Bath & Beyond Inc. (a)	62,632	2,363,732
Blockbuster Inc. (Class A) (o)	19,092	513,575
Tiffany & Company	217,481	7,655,331
Wal-Mart Stores Inc.	120,325	6,619,078

		17,151,716

Telecommunications — 2.27%

QUALCOMM Inc. (a) (o)	161,998	4,453,325

Transportation — 3.34%

FedEx Corporation	57,493	3,070,126
Southwest Airlines Company	214,775	3,470,764

		6,540,890

Total Domestic Common Stocks
(Identified cost $157,858,881)		176,863,809

Foreign Stocks — 5.65%

Automotive — 3.71%

Bayerische Motoren Werke (a)	178,322	7,258,975

Food, Beverages & Tobacco — 0.58%

Heineken (a)	25,656	1,128,979

Transportation — 1.36%

Ryanair Holdings (ADR) (a)(o)	76,542	2,669,096

Total Foreign Stocks
(Identified cost $9,543,931)		11,057,050

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Convertible Preferred Stocks — 0.79%

Metals & Mining — 0.79%

El Paso Corporation (TAPS), 9.00%, 08/16/05	30,102	$1,544,233

Total Convertible Preferred Stocks
(Identified cost $1,522,074)		1,544,233

Foreign Preferred Stock — 1.52%

Automotive — 1.52%

Porsche (a)	6,222	2,972,694

Total Foreign Preferred Stock
(Identified cost $2,249,811)		2,972,694

	Number of Shares or Principal Amount	Value

Commercial Paper — 2.65%

Federal Home Loan Bank Discount Note, 1.87% due 07/01/02	$5,200,000	$5,200,000

Total Commercial Paper
(Identified cost $5,200,000)		5,200,000

Total Investments
(Identified cost $176,374,697)		$197,637,786

Other Assets Less Liabilities — (0.95)%		(1,862,259)

Net Assets — 100%		$195,775,527

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.
(TAPS)	Threshold Appreciation Price Security.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund
SUBADVISER’S COMMENTS

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $312.0 billion for institutional clients and whose usual investment minimum is $20 million, became subadviser to the Fund on May 31, 2001.

Investment Objective

The objective of the Enterprise Deep Value Fund is to seek total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Fund invests primarily in large capitalization companies whose stocks the subadviser considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the subadviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The subadviser’s bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund’s stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

Investor confidence in the markets waned during the first six months of 2002, as corporate governance issues, international unrest, and the uncertainty of domestic demand dragged major U.S. indices toward September 2001 lows. In this environment investors flocked toward safety. However, companies with unleveled balance sheets and more stable demand characteristics continued to do well.

For the first six months of 2002, stock selection in the Information Technology and Utilities sectors contributed positively to performance. Stock selection in the Consumer Discretionary sector, primarily the Fund’s holding in Adelphia Communications Corporation, detracted the most from performance for the six-month period.

Future Investment Strategy

Although the stock market is exhibiting unprecedented weakness for an economic recovery, Wellington believes that a sustainable U.S. expansion may continue during the next 12 months. Wellington anticipates this recovery to be more moderate than is typical largely because of the moderate nature of the recession that preceded it. Wellington believes that consumer spending may decelerate, particularly if automotive and housing markets soften, but economic growth

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)
SUBADVISER’S COMMENTS

should be sustained by a rebound in industrial activity. The two key ingredients leading to this rebound are an inventory cycle and the lower dollar. These factors should boost corporate profits, which Wellington anticipates will drive a new capital spending cycle.

While the Nasdaq meltdown, corporate greed, accounting miscues, and journalistic hyperbole are occupying center stage now, the most important investment factor as we enter the third quarter is the nascent economic recovery. In effect, the long ignored blemishes that accompanied the previous expansion are now the objects of obsession. Stabilization in equity markets, an orderly decline in the U.S. dollar, and an improvement in corporate profits could buttress Wellington’s optimistic leanings on the economy. Wellington believes that these economic stories could emerge and support the unfolding of a broad-based economic recovery. A better economy also may moderate the negative effect of potential or actual geopolitical turbulence on consumer and business sentiment.

Major threats to Wellington’s sanguine outlook include a severe broad equity decline, deflation, or a dollar crisis. Wellington believes these events are unlikely. The global recovery may contain severe broad declines in financial assets or prices. A potential secular peak in the dollar might have also been reached in the most recent quarter. Pressure on the currency has been building for some time. The change is a positive for industrial activity and multinational profits, but a negative for inflation and capital markets if international holders liquidate U.S. securities. Given the positives and negatives, Wellington is not overly concerned about an orderly decline in the dollar. In any case, the economy’s large trade deficit requires international investors to maintain a substantial dollar position regardless of short-term currency movements. Wellington believes that an orderly fall, versus a crisis, in the U.S. dollar is overdue and incrementally is an important factor, which Wellington will recognize on the margin in investment decisions.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 97.41%

Automotive — 2.26%

AutoNation Inc. (a)	9,000	$130,500
Goodyear Tire & Rubber Company (o)	11,100	207,681

		338,181

Banking — 9.44%

Bank of America Corporation	4,700	330,692
J. P. Morgan Chase & Company (o)	4,700	159,424
National City Corporation	15,600	518,700
PNC Financial Services Group	600	31,368
Wells Fargo & Company (o)	7,400	370,444

		1,410,628

Business Services — 0.43%

KPMG Consulting Inc. (a) (o)	4,300	63,898

Cable — 1.13%

Comcast Corporation (Class A) (a)	7,100	169,264

Chemicals — 4.19%

Ashland Inc. (o)	2,700	109,350
Dow Chemical Company	5,200	178,776
Du Pont (E. I.) de Nemours & Company	7,600	337,440

		625,566

Computer Hardware — 2.86%

Dell Computer Corporation (a)	2,800	73,192
Hewlett-Packard Company	23,152	353,763

		426,955

Consumer Products — 6.73%

Kimberly-Clark Corporation	10,000	620,000
Nike, Inc. (Class B) (o)	7,200	386,280

		1,006,280

Crude & Petroleum — 7.30%

ChevronTexaco Corporation (o)	4,000	354,000
Exxon Mobil Corporation	18,000	736,560

		1,090,560

Electrical Equipment — 0.18%

Emerson Electric Company	500	26,755

Electronics — 0.55%

Agere Systems Inc. (Class A) (a) (o)	19,800	27,720
Rockwell International Corporation	2,700	53,946

		81,666

Energy — 2.45%

Exelon Corporation	2,200	115,060
FirstEnergy Corporation (o)	2,400	80,112
Progress Energy Inc.	3,300	171,633

		366,805
	Number of Shares or Principal Amount	Value

Finance — 0.15%

Goldman Sachs Group Inc.	300	$22,005

Food, Beverages & Tobacco — 2.98%

Kellogg Company	6,100	218,746
PepsiCo Inc.	4,700	226,540

		445,286

Health Care — 1.17%

C.R. Bard Inc. (o)	3,100	175,398

Hotels & Restaurants — 1.01%

McDonald’s Corporation	5,300	150,785

Insurance — 3.72%

ACE Ltd.	10,500	331,800
Cigna Corporation	2,300	224,066

		555,866

Life Insurance — 0.22%

Stancorp Financial Group Inc. (o)	600	33,300

Machinery — 1.89%

Caterpillar Inc.	5,500	269,225
Illinois Tool Works Inc.	200	13,660

		282,885

Manufacturing — 1.98%

Stanley Works (o)	7,200	295,272

Media — 1.01%

AOL Time Warner Inc. (a)	10,300	151,513

Medical Instruments — 1.40%

Beckman Coulter Inc. (o)	4,200	209,580

Metals & Mining — 4.46%

Alcoa Inc.	14,800	490,620
Nucor Corporation (o)	2,700	175,608

		666,228

Misc. Financial Services — 4.92%

Citigroup Inc.	15,000	581,250
Fannie Mae (o)	2,100	154,875

		736,125

Multi-Line Insurance — 4.38%

Hartford Financial Services Group Inc.	9,700	576,859
Marsh & McLennan Companies Inc.	800	77,280

		654,139

Oil Services — 0.88%

GlobalSantaFe Corporation	4,800	131,280

Pharmaceuticals — 3.33%

Abbott Laboratories	3,800	143,070
Pharmacia Corporation	7,100	265,895
Schering-Plough Corporation	3,600	88,560

		497,525

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Property-Casualty Insurance — 2.11%

Chubb Corporation	1,600	$113,280
St. Paul Companies Inc.	5,200	202,384

		315,664

Raw Materials — 1.79%

Weyerhaeuser Company	4,200	268,170

Real Estate — 1.11%

Archstone Smith Trust	6,200	165,540

Retail — 5.92%

CVS Corporation	6,400	195,840
Dollar General Corporation	12,900	245,487
Family Dollar Stores Inc.	8,300	292,575
May Department Stores Company	4,600	151,478

		885,380

Savings and Loan — 3.92%

Washington Mutual Inc. (o)	15,800	586,338

Semiconductors — 0.93%

Teradyne Inc.(a) (o)	5,900	138,650

Technology — 0.93%

Micron Technology Inc. (a) (o)	6,900	139,518

Telecommunications — 4.10%

AT&T Corporation	14,400	154,080
BellSouth Corporation	9,700	305,550
Verizon Communications Inc.	3,800	152,570

		612,200

Transportation — 1.85%

Canadian National Railway Company (o)	2,900	150,220
Southwest Airlines Company	7,800	126,048

		276,268

Utilities — 1.31%

National Fuel Gas Company (o)	4,300	96,793
Scana Corporation (o)	3,200	98,784

		195,577

Waste Management — 1.45%

Republic Services Inc. (a)	11,400	217,398

Wireless Communications — 0.97%

AT&T Wireless Services Inc. (a)	1,265	7,400
Motorola Inc.	9,500	136,990

		144,390

Total Domestic Common Stocks
(Identified cost $15,130,528)		14,558,838

	Number of Shares or Principal Amount	Value

Foreign Stocks — 1.54%

Oil Services — 1.54%

Petroleo Brasileiro — Petrobras (ADR) (o)	2,600	$45,240
Shell Transport & Trading Company (ADR)	4,100	184,541

		229,781

Total Foreign Stocks
(Identified cost $241,707)		229,781

Repurchase Agreement — 2.36%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02, Maturity Value $352,043 Collateral: U.S. Treasury Bond $365,000, Zero Coupon due 09/26/02, Value $363,358	$352,000	352,000

Total Repurchase Agreement
(Identified cost $352,000)		352,000

Total Investments
(Identified cost $15,724,235)		$15,140,619

Other Assets Less Liabilities — (1.31)%		(195,420)

Net Assets — 100%		$14,945,199

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund
SUBADVISER’S COMMENTS

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW Group, Inc. manages approximately $88 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

Investment Strategies

The Equity Fund invests normally at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in U.S. common stocks of companies that meet the subadviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The subadviser selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the face of surprising corporate malfeasance, investors showed a marked preference for mature easy to understand businesses with conservative managements. This is evidenced by the wide out-performance of the Russell 2000 (small) over the Russell 1000 (large) and the S&P BARRA Value over the S&P BARRA Growth indices. This tendency to gravitate to a more conservative posture is not unusual. However, what the market typically sees is as the economy begins to improve, large higher growth companies, which deliver superior earnings growth, again capture the attention of investors.

This period was especially challenging for growth-oriented investors as the “Value” indices out-performed. The market is now to the point that TCW is testing the lows established in September 2001. In this environment the Fund experienced actual losses and under-performed the broad market indices.

Generally, the broad economic indicators are improving and inflation remains benign. The Fed has indicated that it will not be raising the Fed Fund rates and Federal outlays continue to be stimulative. The market is seeing fewer negative earnings pre-announcements and, relative to government bond alternatives, stocks look as cheap as they have in long while. Typically at this stage, the markets are appreciating in anticipation of improving corporate earnings. To a great extent investor discontent can be attributable to two major influences: corporate malfeasance and geo-political concerns.

Within the Fund, weakness was widespread as all sectors declined. The Fund’s worst returns came from selected technology names where there was the assumption that new order growth was again weakening. Capital spending has been slow to materialize. Clearly managements are reticent to build up inventories and upgrade capital equipment until they have clear affirmation that their own business prospects are improving. TCW believes the issue with spending for technology products is not if but when.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund — (Continued)
SUBADVISER’S COMMENTS

Future Investment Strategy

In this adverse environment, a number of the Fund’s holdings had positive developments that have not contributed to price strength. TCW believes however, these companies may continue to enhance their sustainable competitive advantages. TCW anticipates that the Fund may derive greater earnings power from steps taken today and the markets should ultimately reward these accomplishments with superior price appreciation.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 100.09%

Biotechnology — 8.13%

Amgen Inc. (a)	104,900	$4,393,212
Genentech Inc. (a) (o)	133,950	4,487,325

		8,880,537

Business Services — 3.63%

Paychex Inc.	126,550	3,959,749

Computer Hardware — 7.26%

Cisco Systems Inc. (a)	170,300	2,375,685
Dell Computer Corporation (a)	212,300	5,549,522

		7,925,207

Computer Services — 4.22%

Juniper Networks Inc. (a) (o)	112,000	632,800
Pixar Inc. (a) (o)	90,000	3,969,000

		4,601,800

Computer Software — 9.00%

Microsoft Corporation (a)	106,700	5,836,490
Siebel Systems Inc. (a)	280,340	3,986,435

		9,822,925

Electrical Equipment — 2.24%

General Electric Company	84,000	2,440,200

Finance — 2.28%

Stilwell Financial Inc.	136,800	2,489,760

Insurance — 15.99%

Progressive Corporation	301,800	17,459,130

Medical Services — 3.18%

Biogen Inc. (a) (o)	83,900	3,475,977

Misc. Financial Services — 3.63%

Charles Schwab Corporation (o)	354,200	3,967,040

Multi-Line Insurance — 2.73%

American International Group Inc.	43,650	2,978,240
	Number of Shares or Principal Amount	Value

Pharmaceuticals — 4.38%

Eli Lilly & Company	39,400	$2,222,160
Pfizer Inc.	73,150	2,560,250

		4,782,410

Retail — 7.39%

Home Depot Inc.	89,200	3,276,316
Wal-Mart Stores Inc.	87,200	4,796,872

		8,073,188

Semiconductors — 15.69%

Applied Materials Inc. (a) (o)	260,070	4,946,531
Intel Corporation	157,300	2,873,871
Maxim Integrated Products Inc. (a) (o)	158,800	6,086,804
Xilinx Inc. (a) (o)	143,900	3,227,677

		17,134,883

Technology — 4.49%

Network Appliance Inc. (a) (o)	394,000	4,901,360

Telecommunications — 3.54%

QUALCOMM Inc. (a) (o)	140,700	3,867,843

Transportation — 2.31%

Southwest Airlines Company	155,800	2,517,728

Total Domestic Common Stocks
(Identified cost $171,342,164)		109,277,977

Total Investments
(Identified cost $171,342,164)		$109,277,977

Other Assets Less Liabilities — (0.09)%		(100,884)

Net Assets — 100%		$109,177,093

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund
SUBADVISER’S COMMENTS

1740 Advisers, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

1740 Advisers, Inc. (“1740 Advisers”) has been subadviser to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.2 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock’s yield must be greater than the S&P 500’s average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the wake of all the corporate shortfalls and scandals, there seems to be an emerging investor preference for simpler, easier to understand business models, with less complex accounting and fewer financial gimmicks. There is also a renewed interest in stocks that pay dividends, and that increase them from time to time. The Equity Income Fund, with its dividend-related strategy, has a strong representation in those kinds of stocks.

Cyclical stocks helped the Fund’s performance in the first half; industrials, defense stocks (TRW Inc., Raytheon Corporation and Northrup Grumman), machinery (Textron Inc., Deere & Company and Ingersoll Rand) and railroads were strong in particular. In the materials sector, Weyerhaeuser and International Paper out-performed. At the same time, consumer staples were also strong with Coca Cola, Procter & Gamble, Avon and Anheuser Busch Companies making positive contributions. Finally some financial stocks such as Wells Fargo & Company, Bank of America and Allstate also did well.

The Fund’s strategy over the past several quarters has been to emphasize economy sensitive sectors and industries and this is still the case. About 45 percent of the fund is represented by industrials (aerospace, conglomerates, machinery and railroads), materials (chemicals, metals, paper and forest products) and energy (oil and gas, equipment and drillers). This is roughly double the weight of the S&P 500 in these sectors and this investment is in anticipation of a continued economic recovery.

Future Investment Strategy

The market needs some indication that earnings will stop declining and start to grow again. Rising profits, especially if they are reported on newly scrubbed financial statements, may go a long way towards solving the market’s ills. Fortunately there are some reasons for hope and some positive news in this area. First, the recent revelations should result in accountants, auditors, analysts, regulators and board members being especially diligent and skeptical. Second,

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)
SUBADVISER’S COMMENTS

a stronger economy, good productivity and a weaker dollar, which may allow for some price increases, may permit a recovery in corporate earnings as the year goes on.

The market’s severe decline has corrected a lot of the over enthusiasm and over valuation which prevailed two years ago. P/E ratios are still high because earnings have collapsed, but a cyclical earnings recovery may help. Interest rates are low, and no meaningful increase is expected in the near term. The bond market is also involved in the correction process by increasing credit spreads for all but the very best borrowers. Investor expectations have been diminished and speculation has virtually disappeared. It is always difficult to make new investments when all the news seems bad and the problems never ending, but the current environment is becoming much healthier for long-term investors. Investors have to get used to a lower rate of return, more in line with historical norms, going forward, but in a moderate inflation and interest rate environment, today’s valuations look attractive.

Consumer stocks are also an important part of the Fund, but not over-weight. Consumer staples were a safe haven last year, but surprisingly soft drinks, personal care and household products stocks continue to do well this year. As the year goes on some of this sector will likely be shifted into consumer discretionary names (retailers, autos and auto parts). Financial and healthcare are currently under-weights, but are becoming more attractive, and will likely be the beneficiaries of some money stifled out of cyclicals later in the year.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.56%

Aerospace — 6.09%

Honeywell International Inc.	40,000	$1,409,200
Northrop Grumman Corporation (o)	20,000	2,500,000
Raytheon Company	40,000	1,630,000
United Technologies Corporation	25,000	1,697,500

		7,236,700

Automotive — 6.96%

Cummins Inc. (o)	30,000	993,000
Ford Motor Company (o)	50,000	800,000
General Motors Corporation (o)	35,000	1,870,750
Johnson Controls Inc.	25,000	2,040,250
TRW Inc.	45,000	2,564,100

		8,268,100

Banking — 3.12%

Bank of America Corporation	18,000	1,266,480
J. P. Morgan Chase & Company (o)	35,000	1,187,200
Wells Fargo & Company (o)	25,000	1,251,500

		3,705,180

Chemicals — 1.76%

Dow Chemical Company	35,000	1,203,300
Du Pont (E. I.) de Nemours & Company	20,000	888,000

		2,091,300

Computer Hardware — 0.45%

Hewlett-Packard Company	35,000	534,800

Conglomerates — 1.38%

Textron Inc.	35,000	1,641,500

Construction — 0.82%

Fluor Corporation (o)	25,000	973,750

Consumer Non-Durables — 1.32%

Avon Products Inc.	30,000	1,567,200

Consumer Products — 3.60%

Gillette Company	25,000	846,750
Kimberly-Clark Corporation	12,000	744,000
Procter & Gamble Company	14,000	1,250,200
Whirlpool Corporation	22,000	1,437,920

		4,278,870

Crude & Petroleum — 3.67%

Burlington Resources Inc.	20,000	760,000
ChevronTexaco Corporation	13,000	1,150,500
Exxon Mobil Corporation	60,000	2,455,200

		4,365,700

Electrical Equipment — 3.84%

Dominion Resources Inc.	23,000	1,522,600
	Number of Shares or Principal Amount	Value

Emerson Electric Company	35,000	$1,872,850
General Electric Company	40,000	1,162,000

		4,557,450

Energy — 2.06%

Duke Energy Corporation	25,000	777,500
Entergy Corporation	35,000	1,485,400
Williams Companies Inc. (o)	30,000	179,700

		2,442,600

Food, Beverages & Tobacco — 3.65%

Anheuser-Busch Companies, Inc.	25,000	1,250,000
Coca-Cola Company	25,000	1,400,000
PepsiCo Inc.	35,000	1,687,000

		4,337,000

Machinery — 4.93%

Caterpillar Inc.	40,000	1,958,000
Deere & Company	40,000	1,916,000
Pitney Bowes Inc. (o)	50,000	1,986,000

		5,860,000

Manufacturing — 5.45%

3M Company	20,000	2,460,000
Eaton Corporation	27,000	1,964,250
Ingersoll-Rand Company Ltd.	45,000	2,054,700

		6,478,950

Metals & Mining — 2.55%

Alcan Inc.	35,000	1,313,200
El Paso Corporation	20,000	412,200
Nucor Corporation (o)	20,000	1,300,800

		3,026,200

Misc. Financial Services — 3.76%

Citigroup Inc.	40,000	1,550,000
Fannie Mae	22,000	1,622,500
Morgan Stanley Dean Witter & Company	30,000	1,292,400

		4,464,900

Multi-Line Insurance — 2.12%

Lincoln National Corporation	30,000	1,260,000
Marsh & McLennan Companies Inc.	13,000	1,255,800

		2,515,800

Oil Services — 5.76%

Baker Hughes Inc.	20,000	665,800
Diamond Offshore Drilling Inc. (o)	25,000	712,500
Kerr-McGee Corporation (o)	15,000	803,250
KeySpan Corporation	45,000	1,694,250
Murphy Oil Corporation	8,000	660,000
Phillips Petroleum Company	13,000	765,440
Schlumberger Ltd.	12,000	558,000
Tidewater Inc. (o)	30,000	987,600

		6,846,840

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Paper & Forest Products — 2.69%

Georgia-Pacific Group	50,000	$1,229,000
International Paper Company	45,000	1,961,100

		3,190,100

Paper Products — 1.41%

MeadWestvaco Corporation (o)	50,000	1,678,000

Pharmaceuticals — 8.12%

Abbott Laboratories	25,000	941,250
Baxter International Inc.	30,000	1,333,500
Bristol-Myers Squibb Company	30,000	771,000
Eli Lilly & Company	14,000	789,600
Johnson & Johnson (o)	30,000	1,567,800
Merck & Company Inc.	20,000	1,012,800
Pfizer Inc.	50,000	1,750,000
Pharmacia Corporation	15,000	561,750
Wyeth	18,000	921,600

		9,649,300

Printing & Publishing — 1.51%

McGraw-Hill Companies Inc.	30,000	1,791,000

Property-Casualty Insurance — 2.79%

Allstate Corporation	25,000	924,500
Chubb Corporation	20,000	1,416,000
St. Paul Companies Inc.	25,000	973,000

		3,313,500

Raw Materials — 1.61%

Weyerhaeuser Company	30,000	1,915,500

Real Estate — 0.97%

Equity Residential Properties Trust	40,000	1,150,000

Retail — 1.93%

J. C. Penney Company, Inc. (o)	30,000	660,600
Sears Roebuck & Company	30,000	1,629,000

		2,289,600

Telecommunications — 3.57%

BellSouth Corporation	40,000	1,260,000
SBC Communications Inc.	45,000	1,372,500
Verizon Communications Inc.	40,000	1,606,000

		4,238,500
	Number of Shares or Principal Amount	Value

Transportation — 3.67%

Canadian National Railway Company	30,000	$1,554,000
CSX Corporation	35,000	1,226,750
Union Pacific Corporation	25,000	1,582,000

		4,362,750

Total Domestic Common Stocks
(Identified cost $106,427,000)		108,771,090

Foreign Stocks — 0.77%

Crude & Petroleum — 0.77%

BP Amoco (ADR)	18,000	908,820

Total Foreign Stocks
(Identified cost $937,134)		908,820

Commercial Paper — 8.30%

Omnicom Finance 2.15% due 07/01/02	$5,200,000	5,200,000
Progress Energy 2.15% due 07/23/02	4,666,000	4,659,869

Total Commercial Paper
(Identified cost $9,859,869)		9,859,869

Total Investments
(Identified cost $117,224,003)		$119,539,779

Other Assets Less Liabilities — (0.63)%		(746,728)

Net Assets — 100%		$118,793,051

(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund
SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag & Caldwell”) has served as subadviser to the Enterprise Growth Fund since the Fund was organized in 1968. Montag & Caldwell manages approximately $23.8 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

Investment Strategies

The Growth Fund invests primarily in U.S. common stocks. The “Growth at a Reasonable Price” strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

2002 First Half Performance Review

Montag & Caldwell viewed the first half of 2002 as a transition period for the stock market with hopefully a moderate, but positive, bias to the year as a whole. So far, the stock market has suffered from geopolitical concerns, the dramatic revelations of past corporate misconduct and uncertainty about the strength and quality of the recovery in corporate profits. Montag & Caldwell expected the first half of the year to be generally volatile and defensive in nature, as investors tempered their earnings forecasts and the remaining excesses of the technology bubble were corrected.

After being essentially unchanged in value during the first quarter of 2002, the stock market, as measured by the S&P 500 Index, showed a sharp decline during the second quarter of the year. The Fund’s performance was similar to the market’s performance during the same periods. The Fund’s better performing sectors were consumer staples and industrials, while financial, healthcare and technology issues penalized the Fund’s results.

Future Investment Strategy

While Montag & Caldwell believes that it is difficult to say whether the large capitalization stock market indices, such as the S&P 500 Index, will now experience a positive return in 2002, share prices may have a positive bias in the second half of the year. Montag & Caldwell anticipates this positive trend to continue into 2003, and the ongoing rebound in the economy and corporate profits coupled with low inflation and low interest rates may lead to the better stock market performance.

In the current stock market environment, Montag & Caldwell favors the shares of global growth companies that can achieve solid double-digit earnings growth. These global growth companies include both consumer and industrial companies that have strong global franchises that will benefit from both a recovery in global economies and, for the first time in seven years, a weakening trend in the exchange value of the dollar. While their share prices were weak in the first half of the year, pharmaceutical and medical technology companies seem poised for a good recovery, as their earnings prospects are above average and their valuations very attractive. Montag & Caldwell favors well-positioned financial issues that have global reach and that will benefit from a better capital market environment. Montag &

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund — (Continued)
SUBADVISER’S COMMENTS

Caldwell believes oil service issues may do well, as exploration and drilling activity rebound. In technology, valuations are becoming more attractive, and emphasis may be on those companies that Montag & Caldwell believes can achieve a meaningful earnings recovery in a very difficult industry environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.78%

Banking — 1.01%

Bank of New York Company Inc.	445,285	$15,028,369

Biotechnology — 1.68%

Amgen Inc. (a)	598,450	25,063,086

Building & Construction — 3.50%

Masco Corporation	1,920,090	52,053,640

Business Services — 2.31%

BEA Systems Inc. (a) (o)	2,084,900	19,827,399
Paychex Inc.	463,335	14,497,752

		34,325,151

Computer Services — 2.84%

Electronic Data Systems Corporation (o)	1,136,800	42,232,120

Computer Software — 3.60%

Electronic Arts Inc. (a) (o)	512,255	33,834,443
Siebel Systems Inc. (a) (o)	1,384,700	19,690,434

		53,524,877

Consumer Products — 14.92%

Colgate-Palmolive Company	1,270,330	63,580,017
Gillette Company	1,697,530	57,495,341
Newell Rubbermaid Inc.	697,500	24,454,350
Procter & Gamble Company	856,720	76,505,096

		222,034,804

Consumer Services — 3.01%

United Parcel Service Inc.	724,400	44,731,700

Entertainment & Leisure — 2.82%

Walt Disney Company	2,218,745	41,934,280

Food, Beverages & Tobacco — 8.74%

Coca-Cola Company	1,458,000	81,648,000
PepsiCo Inc.	1,005,700	48,474,740

		130,122,740

Hotels & Restaurants — 1.37%

Marriott International Inc. (Class A)	536,986	20,432,317

Machinery — 2.60%

Caterpillar Inc.	792,000	38,768,400
	Number of Shares or Principal Amount	Value

Manufacturing — 3.33%

3M Company	403,300	$49,605,900

Medical Instruments — 4.34%

Medtronic Inc.	1,508,425	64,636,011

Misc. Financial Services — 4.11%

Citigroup Inc.	1,578,865	61,181,019

Multi-Line Insurance — 6.25%

American International Group Inc.	906,267	61,834,597
Marsh & McLennan Companies Inc.	323,700	31,269,420

		93,104,017

Oil Services — 6.21%

GlobalSantaFe Corporation	479,000	13,100,650
Schlumberger Ltd.	994,400	46,239,600
Transocean Sedco Forex Inc.	1,060,400	33,031,460

		92,371,710

Pharmaceuticals — 12.30%

Eli Lilly & Company	392,200	22,120,080
Johnson & Johnson	1,163,100	60,783,606
Pfizer Inc.	2,107,900	73,776,500
Pharmacia Corporation	705,100	26,405,995

		183,086,181

Retail — 5.15%

Costco Wholesale Corporation (a)	973,855	37,610,280
Home Depot Inc.	1,064,960	39,115,981

		76,726,261

Telecommunications — 3.69%

QUALCOMM Inc. (a) (o)	2,000,000	54,980,000

Total Domestic Common Stocks
(Identified cost $1,458,337,232)		1,395,942,583

Foreign Stocks — 2.04%

Wireless Communications — 2.04%

Nokia Corporation (Class A) (ADR)	2,100,000	30,408,000

Total Foreign Stocks
(Identified cost $45,036,799 )		30,408,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Repurchase Agreement — 4.32%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $64,302,769 Collateral: U.S. Treasury Bond $65,880,000, Zero Coupon due 9/26/02, Value $65,583,540	$64,295,000	$64,295,000

Total Repurchase Agreement
(Identified cost $64,295,000)		64,295,000

Value

Total Investments
(Identified cost $1,567,669,031)	$1,490,645,583

Other Assets Less Liabilities — (0.14)%	(2,047,763)

Net Assets — 100%	$1,488,597,820

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund
SUBADVISER’S COMMENTS

Retirement System Investors Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Retirement System Investors Inc. (“RSI”) has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $0.8 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization companies that have the potential to provide dividend income. The Fund selects stocks that it believes will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the subadviser employs a “value-oriented” strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market generally. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company’s stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The Fund’s returns were impacted by its exposure to growth stocks within in its growth/value blend style. In the large-cap stock area, value stocks continued to strongly out-perform growth stocks.

Sectors with the best performance were energy, materials, and consumer staples, while the laggards were technology, health care, industrials and utilities. The Fund’s large position in the energy sector, particularly Exxon Mobil Corporation, BP Amoco, Royal Dutch Petroleum and Apache Corporation and in the consumer area, including holdings in Anheuser Busch Companies and Tiffany & Company, helped Fund results. Though the Fund was under-weighted by about one-third in the under-performing technology sector.

In industrials, the decline in Tyco International more than offset gains in United Technologies, Honeywell International, and Ingersoll Rand. RSI has carefully reviewed their research and holding rationale on companies where there is an earnings, quality or accounting issue.

Future Investment Strategy

Going forward, RSI anticipates continued economic recovery and good earnings gains from present depressed levels. Risks of renewed terrorism and lack of trust in corporate governance and earnings accounting should continue to keep the market near its lows. Over time, the fundamentals should prevail and given current valuations, stocks are attractive holdings for future gains.

RSI is positioning the Fund for more exposure to industrial and economically sensitive companies favorably suited to benefit earnings gains from a rebound in economic activity, productivity gains, and a weaker dollar.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.32%

Aerospace — 7.19%

Honeywell International Inc.	119,475	$4,209,104
L-3 Communications Holdings Inc. (a) (o)	22,600	1,220,400
Raytheon Company	68,850	2,805,638
United Technologies Corporation	78,550	5,333,545

		13,568,687

Banking — 3.19%

J. P. Morgan Chase & Company (o)	177,453	6,019,206

Biotechnology — 1.62%

Amgen Inc. (a) (o)	68,750	2,879,250
Genentech Inc. (a) (o)	5,300	177,550

		3,056,800

Building & Construction — 0.02%

Armstrong Holdings Inc. (a) (o)	20,600	36,874

Chemicals — 1.14%

Praxair Inc.	37,850	2,156,314

Computer Hardware — 2.84%

Cisco Systems Inc. (a)	24,400	340,380
EMC Corporation (a)	185,100	1,397,505
International Business Machines Corporation	50,120	3,608,640

		5,346,525

Computer Services — 0.54%

Bisys Group Inc. (a) (o)	26,000	865,800
Safeguard Scientifics Inc. (a) (o)	79,550	159,100

		1,024,900

Computer Software — 0.10%

Veritas Software Corporation (a) (o)	9,050	179,100

Consumer Products — 2.97%

Kimberly-Clark Corporation	90,250	5,595,500

Containers/Packaging — 1.08%

Smurfit-Stone Container Corporation (a) (o)	132,500	2,043,150

Crude & Petroleum — 7.28%

ChevronTexaco Corporation	40,194	3,557,169
Exxon Mobil Corporation	242,626	9,928,256
Unocal Corporation	6,700	247,498

		13,732,923

Electrical Equipment — 5.95%

Emerson Electric Company	198,100	10,600,331
General Electric Company	21,600	627,480

		11,227,811

Electronics — 0.36%

Agere Systems Inc. (Class A) (a) (o)	2	2
Agere Systems Inc. (Class B) (a)	2	3
	Number of Shares or Principal Amount	Value

Integrated Device Technology (a)	37,600	$682,064

		682,069

Energy — 0.21%

Duke Energy Corporation (o)	12,400	385,640

Fiber Optics — 0.30%

Corning Inc. (a) (o)	160,000	568,000

Food, Beverages & Tobacco — 6.29%

Anheuser-Busch Companies, Inc.	140,000	7,000,000
PepsiCo Inc.	87,750	4,229,550
Philip Morris Companies Inc.	14,480	632,486

		11,862,036

Manufacturing — 2.26%

Ingersoll-Rand Company Ltd.	87,050	3,974,703
Millipore Corporation (o)	8,800	281,424

		4,256,127

Media — 0.36%

AOL Time Warner Inc. (a)	46,425	682,912

Metals & Mining — 4.47%

Alcoa Inc.	171,500	5,685,225
El Paso Corporation	132,700	2,734,947

		8,420,172

Misc. Financial Services — 3.86%

Citigroup Inc.	125,883	4,877,966
Fannie Mae	32,600	2,404,250

		7,282,216

Multi-Line Insurance — 1.62%

American International Group Inc.	44,857	3,060,593

Oil Services — 6.23%

Apache Corporation	94,870	5,453,128
BJ Services Company (a) (o)	19,700	667,436
Schlumberger Ltd.	85,800	3,989,700
Transocean Sedco Forex Inc.	52,600	1,638,490

		11,748,754

Pharmaceuticals — 8.75%

Bristol-Myers Squibb Company	70,210	1,804,397
Johnson & Johnson (o)	188,000	9,824,880
Merck & Company Inc.	44,560	2,256,518
Pfizer Inc.	74,962	2,623,670

		16,509,465

Printing & Publishing — 2.71%

McGraw-Hill Companies Inc.	85,600	5,110,320

Retail — 8.01%

Costco Wholesale Corporation (a)	69,583	2,687,295
CVS Corporation	15,250	466,650
Home Depot Inc.	49,200	1,807,116

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Safeway Inc. (a)	212,400	$6,199,956
Tiffany & Company	98,000	3,449,600
Wal-Mart Stores Inc.	8,850	486,839

		15,097,456

Savings and Loan — 0.92%

Washington Mutual Inc. (o)	46,800	1,736,748

Semiconductors — 4.55%

Applied Materials Inc. (a) (o)	30,350	577,257
Cypress Semiconductor Corporation (a)	35,600	540,408
Intel Corporation	46,800	855,036
Maxim Integrated Products Inc. (a)	131,304	5,032,882
Nvidia Corporation (a) (o)	10,200	175,236
Texas Instruments Inc.	59,450	1,408,965

		8,589,784

Telecommunications — 3.98%

Lucent Technologies Inc. (a) (o)	37,016	61,447
QUALCOMM Inc. (a) (o)	76,465	2,102,023
SBC Communications Inc.	69,200	2,110,600
Verizon Communications Inc.	80,594	3,235,849

		7,509,919

Transportation — 1.93%

FedEx Corporation	68,250	3,644,550

Wireless Communications — 0.59%

Motorola Inc. (o)	77,200	1,113,224

Total Domestic Common Stocks
( Identified cost $196,062,877)		172,247,775

Foreign Stocks 8.29%

Computer Software — 0.10%

Check Point Software Technologies Ltd. (a) (o)	14,550	197,298

Crude & Petroleum — 6.54%

BP Amoco (ADR) (o)	149,470	7,546,741
Royal Dutch Petroleum Company (ADR)	86,475	4,779,473

		12,326,214

Manufacturing — 1.50%

Tyco International Ltd.	209,100	2,824,941

Telecommunications — 0.15%

Nortel Networks Corporation (a) (o)	199,720	289,594

Total Foreign Stocks
(Identified cost $25,307,182)		15,638,047

	Number of Shares, Notional or Principal Amount	Value

Convertible Preferred Stocks — 0.13%

Wireless Communications — 0.13%

Motorola Inc. (TAPS), 7.00%, 11/16/04	5,300	$243,111

Total Convertible Preferred Stocks
(Identified cost $259,403)		243,111

Repurchase Agreement — 0.22%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $414,050 Collateral: U.S. Treasury Bond $425,000, Zero Coupon due 09/26/02, Value $423,088	$414,000	414,000

Total Repurchase Agreement
(Identified cost $414,000)		414,000

Total Investments
(Identified cost $222,043,462)		$188,542,933

Call Options Written — 0.00%

Emerson Electric Company (a)	8,200	(1,000)

Total Call Options Written
(Identified cost $(8,140))		(1,000)

Other Assets Less Liabilities — 0.04%		76,326

Net Assets — 100%		$188,618,259

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.
(TAPS) Threshold	Appreciation Price Security.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund
SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Vontobel Asset Management, Inc. (“Vontobel”) served as subadviser through June 16, 2002. SSgA Funds Management, Inc. (“SSgA”) became the subadviser on June 17, 2002. SSgA manages approximately $74.1 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.

Investment Strategies

The International Growth Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East (“EAFE”) markets. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the first half of the year, Vontobel became more discriminating and found themselves with fewer businesses they really trusted. As a result, Vontobel reduced the holdings in the Fund to about 60 stocks. The ones that had won a much-coveted place among the Fund’s select constituency of outstanding businesses have a lot in common. They had been around for quite a while and tended to be simpler and more understandable. They have enriched their shareholders for years and Vontobel believed they could continue to do so well into the future. They generate high returns on assets and carried little or no debt on their balance sheets to fund their operations. They were companies that enjoyed a special, defensible and durable competitive advantage. In other words, Vontobel’s preference has been to own deep franchises.

The Fund’s holdings were fully transitioned to reflect SSgA’s investment strategy by June 30, 2002. A central element of SSgA philosophy, the Fund’s focus on large cap blue chip names, has been out of favor so far this year. In SSgA’s view, this provides the Fund’s holders with an excellent opportunity to buy into high quality names, which have lagged the market. Investors should once again begin to distinguish between high quality and second-rate companies, a distinction that the market has lacked during periods of indiscriminate free-fall.

Future Investment Strategy

Looking forward, SSgA is very encouraged by the recent decline in the U.S. dollar, which SSgA has been anticipating for some time. The prospect of a weakening currency boosts the value of overseas holdings when translated back into the U.S. currency base. Although SSgA does not expect the Yen to appreciate as much as the Euro in the time to come, SSgA is using this period to research stocks oriented to the domestic Japanese economy. Switches into these companies are likely from the exporters should recent currency trends be confirmed.

Other major factors favoring a market rally include the relatively undemanding multiples on which many of the Asian and European stocks are now trading compared to their U.S. peers. So far this year the overseas markets have outperformed the U.S. by a considerable margin; a trend that Vontobel believes is set to continue. As more

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund — (Continued)
SUBADVISER’S COMMENTS

evidence emerges of a pickup in global activity, SSgA believes that these markets, taking comfort from the low level of inflation currently prevailing, have significant upside. The Fund’s holdings, high quality companies all, may benefit fully from a return of investor confidence.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

Industry classifications for the Fund as a percentage of total market value at June 30, 2002 are as follows:
Industry
Aerospace & Defense	2.92%
Automobiles	3.61%
Banks	14.76%
Beverages	0.87%
Biotechnology	3.46%
Commercial Services & Supplies	2.92%
Communication Equipment	2.00%
Construction Materials	2.48%
Electronic Equipment & Instruments	2.45%
Energy Equipment & Services	1.92%
Food & Drug Retailing	2.19%
Food Products	3.67%

Household Durables	7.89%
Insurance	11.44%
Media	2.50%
Metals & Mining	2.33%
Office Electronics	3.22%
Oil & Gas	6.77%
Personal Products	0.42%
Pharmaceuticals	6.55%
Semiconductor Equipment & Products	5.08%
Utilities — Electric & Gas	3.43%
Wireless Telecommunications	6.75%
Cash/Other	0.37%

Total	100.00%

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Common Stocks — 98.17%

Belgium — 1.58%

Dexia	75,400	$1,165,459

Canada — 3.48%

Encana Corp	83,700	2,561,220

France —15.88%

AXA	125,300	2,297,815
BNP Paribas	57,100	3,166,263
Schlumberger Ltd.	29,900	1,390,350
Suez	93,100	2,489,066
TotalFinaElf	14,400	2,344,160

		11,687,654

Germany — 4.01%

Allianz	14,600	2,955,717

Hong Kong — 0.00%

Dah Sing Financial Group	300	1,461

Ireland — 2.44%

CRH	107,100	1,797,555

Japan — 16.27%

Advantest	29,000	1,807,125
Canon Inc.	61,600	2,330,936
Honda Motor Company Ltd.	64,400	2,614,409
NTT DoCoMo Inc.	803	1,978,741
Sony Corporation	61,000	3,225,411
Takeda Chemical Industries	500	21,969

		11,978,591

Korea — 1.26%

Lotte Chilsung Beverage	910	627,847
Pacific Corp	2,600	302,577

		930,424

Netherlands — 5.94%

ASML Holdings (a)	118,400	1,879,352
Philips Electronics	89,100	2,494,172

		4,373,524

Singapore — 2.41%

Flextronics International Ltd. (a)	249,000	1,775,370

Sweden — 1.97%

LM Ericsson Telephone Company (Class B) (a)	959,200	1,453,096

Switzerland — 15.36%

Nestle	11,400	2,665,993
Novartis	53,600	2,364,281
Swiss Reinsurance	31,100	3,049,636
UBS (a)	64,000	3,228,467

		11,308,377
	Number of Shares or Principal Amount	Value

United Kingdom — 27.57%

BAE Systems	414,200	$2,122,705
Celltech Group (a)	315,600	2,510,586
GlaxoSmithKline	109,400	2,373,167
Hays	899,600	2,119,361
Lloyds TSB Group	315,900	3,155,714
Rio Tinto	91,800	1,689,441
Tesco	435,300	1,588,225
Vodafone Group	2,119,900	2,918,722
WPP Group	214,500	1,817,908

		20,295,829

Total Common Stocks
(Identified cost $72,296,694)		72,284,277

Preferred Stocks — 0.38%

Korea — 0.38%

Hite Brewery Company	11,960	280,359

Total Preferred Stocks
(Identified cost $286,603)		280,359

Warrants — 0.03%

United States — 0.03%

Merrill Lynch Call Warrant (a) (j)	300	20,161

Total Warrants
(Identified cost $18,307)		20,161

Total Investments
(Identified cost $72,601,604)		$72,584,797

Other Assets Less Liabilities — 1.42%		1,042,395

Net Assets — 100%		$73,627,192

(a)	Non-income producing security.
(j)	The warrants entitle the Fund to purchase 1 share of Infosys Technologies Limited for every warrant held and .000001 INR until October 11, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund
SUBADVISER’S COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $11.2 billion in assets under management, became subadviser to the Fund on October 1, 1998. Bernstein’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.

Investment Strategies

The Global Financial Services Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in the common stocks of financial services companies. The Fund normally invests in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The subadviser selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the first half of 2002, financials held up reasonably well, out-performing the broader benchmarks. Class A shares of the Fund returned 6.01 percent during the first half of 2002, versus the –2.3 percent return for the MSCI Global financial services index.

The Fund’s holdings turned in a good performance in all countries except Japan and the UK. In France, Banque Nationale de Paris and Societe Generale continued to out-perform the market and the sector reaping the benefits of a significant restructuring process over the last 4 years. The result was higher cost efficiency, reallocation of capital away from low corporate banking and focusing on niche investment banking activities. These banks have a very strong franchise focused on the wealthiest segments of the French retail clients, coupled with very strong customer relationships. The result of this was reflected in the highest number of products per customer in Europe. In Ireland, the Bank of Ireland announced faster-than-expected volume growth and stable credit quality. These developments and Ireland’s strong economy boosted performance. In Bernstein’s view, secular demographic foundations have supported the country’s economy over the last 12 months.

In Australia, ANZ Banking Group continued to restructure its business with the announcement of a wealth management joint venture with ING. This has changed its competitive position in the fast-growing wealth management segment from a weak and small contender to the number 4 in the industry. At the same time, ANZ continued to deliver on its promises through its strong first-half earnings, beating the consensus estimates.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund — (Continued)
SUBADVISER’S COMMENTS

Regional and super-regional banks with strong traditional banking franchises remained well positioned. Continued concerns about turnaround/restructuring and credit quality have kept many of these companies at depressed levels relative to our view of normalized earnings. The Fund’s largest position in this area, Bank of America, with the strongest traditional banking franchise in the U.S., continues to make sound economic decisions and improve performance.

The Fund’s U.S. holdings turned in particularly strong relative performance in the first half. High-profile bankruptcies, accounting worries, very weak capital markets, potential litigation issues and emerging market sovereign defaults dominated the news flow. The Fund’s under-weight in investment banks, brokerages and money center banks, whose revenues are driven by capital markets activity, contributed to relative out-performance. The recent declines in global equity markets make the earnings of these companies vulnerable. In contrast, the earnings of the Fund’s holdings in regional banks, thrifts and insurance companies depend less on capital markets; these stocks are therefore more defensive. The over-weights in France, Ireland and Canada helped the relative out-performance.

Future Investment Strategy

Mortgage-related banks may benefit from a strengthening economy. These banks have become very attractively priced on concerns that the mortgage and net-interest-margin cycles have peaked and that a rising interest rate environment may hamper profit growth. Washington Mutual Inc., with the added controversy of integrating several of the acquisitions it made through the course of 2001, is particularly attractive. Washington Mutual has a strong portfolio lending strategy and has improved its consumer banking strategy. Washington Mutual may generate significant earnings from mortgage operations.

Bernstein believes that investors have overreacted to concerns relating to Property & Casualty (“P&C”) and reinsurance stocks. Although rate increases in absolute terms may have disappointed investors who were hoping for a mid-1980s type of recovery, what has not been widely acknowledged is the change in terms and conditions that have accompanied the rate increases. Companies have significantly tightened insurance limits, raised deductibles and put in exclusions for risks they feel they cannot adequately underwrite. Bernstein anticipates that these actions may have as important an impact on underlying profitability as pure rate increases. While terrorism remains an issue, many companies are closely tracking their zonal exposures and limiting aggregation of values in their portfolios.

Wherever possible, companies are reducing and even excluding terrorism-related losses. The operating environment for P&C and reinsurance stocks remains favorable, especially in contrast to many other sectors of the economy.

The other factor that appears to have restrained performance is the fear of rising interest rates. Insurance stocks have historically been perceived as bond proxies, tending to under-perform when interest rates rise. Ironically, though, rising interest rates also pressure companies’ capital positions by reducing gains on bond portfolios created by successive rate cuts. This may prolong the current pricing environment and benefit earnings by increasing the amount that insurance companies make by investing new cash flows. The correlation with interest rates in the life and savings business, almost globally, has become weaker as more of this business has become equity linked. Indeed, life companies in general should not be adversely impacted by a gradual increase in interest rates. Improving economic conditions, to the extent they positively impact disposable income, may also encourage greater purchase of savings products.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 37.34%

Banking — 20.24%

Bank of America Corporation	24,700	$1,737,893
Comerica Inc.	12,600	773,640
FleetBoston Financial Corporation	23,210	750,843
KeyCorp	26,000	709,800
National City Corporation	22,000	731,500
Regions Financial Corporation (o)	11,600	407,740
U.S. Bancorp (o)	14,119	329,679
Wachovia Corporation	23,100	881,958

		6,323,053

Finance — 0.48%

Household International Inc.	3,000	149,100

Life Insurance — 1.74%

Torchmark Corporation	14,200	542,440

Misc. Financial Services — 1.30%

Countrywide Credit Industries Inc. (o)	8,400	405,300

Multi-Line Insurance — 1.00%

SAFECO Corporation	10,100	311,989

Property-Casualty Insurance — 2.41%

Allstate Corporation	20,400	754,392

Real Estate — 4.43%

Equity Residential Properties Trust	8,800	253,000
Simon Property Group Inc. (o)	13,800	508,392
Trizec Properties Inc.	37,000	623,820

		1,385,212

Savings and Loan — 5.74%

Washington Mutual Inc. (o)	48,350	1,794,268

Total Domestic Common Stocks
(Identified cost $9,438,110)		11,665,754

Foreign Stocks — 62.41%

Banking — 48.89%

Austria — 1.47%

Erste Bank (o)	6,400	458,502
Erste Bank (Rts) (a)	6,400	1,585

		460,087

Australia — 2.65%

ANZ Banking Group	76,277	828,021

Canada — 4.78%

Bank of Montreal	24,103	568,831
Bank of Nova Scotia Halifax	27,946	924,078

		1,492,909

France — 8.77%

BNP Paribas	32,000	1,774,438
Societe Generale	14,600	964,277

		2,738,715
	Number of Shares or Principal Amount	Value

Ireland — 2.90%

Bank Of Ireland	72,700	$905,603

Italy — 4.59%

Banca Nazionale del Lavoro (a)	35,000	61,169
San Paolo IMI	54,900	552,318
UniCredito Italiano	181,000	820,856

		1,434,343

Japan — 2.34%

Takefuji Corporation	10,500	730,610

Netherlands — 2.88%

ABN Amro Holdings	19,320	351,813
ING Groep	21,270	547,600

		899,413

Norway — 1.37%

DnB Holding (o)	69,300	377,624
Sparebanken	1,400	51,853

		429,477

Singapore — 1.35%

United Overseas Bank	58,592	421,012

Spain — 2.10%

Banco Bilbao Vizcaya	4,900	55,555
Banco Santander Central Hispano	75,399	600,267

		655,822

Sweden — 3.17%

Nordbanken Holdings	113,500	618,495
Svenska Handelsbanken	25,300	373,620

		992,115

Switzerland — 1.70%

UBS (a)	10,510	530,175

United Kingdom — 8.82%

Abbey National	43,000	507,833
Bank of Scotland	41,500	1,180,853
HBOS	41,600	451,842
Lloyds TSB Group	61,600	615,359

		2,755,887

		15,274,189

Insurance — 7.38%

Canada — 1.04%

Sun Life Financial Services of Canada Inc.	14,900	324,453

Finland — 0.04%

Sampo Insurance Company Ltd. (Class A)	1,500	11,734

Germany — 0.54%

Hannover Reckversicherungs	2,120	168,988

Italy — 1.19%

RAS (Riunione Adriaticadi di Sicurta) (o)	27,600	371,408

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Switzerland — 0.94%

Swiss Reinsurance	3,000	$294,177

United Kingdom — 3.63%

Royal & Sun Alliance Insurance Group	307,390	1,133,291

		2,304,051

Misc. Financial Services — 0.71%

Japan — 0.71%

Promise Company	4,400	221,994

Multi-Line Insurance — 3.06%

France — 0.06%

Scor	600	18,358

Germany — 1.96%

AMB Generali Holding (o)	6,200	610,855

United Kingdom — 1.04%

CGNU	40,400	326,016

		955,229
	Number of Shares or Principal Amount	Value

Property-Casualty Insurance — 2.37%

France — 2.37%

AGF (Assurances Generales de France) (o)	16,070	$740,250

Total Foreign Stocks
(Identified cost $19,848,318)		19,495,713

Total Investments
(Identified cost $29,286,428)		$31,161,467

Other Assets Less Liabilities — 0.25%		78,769

Net Assets — 100%		$31,240,236

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(Rts)	Rights — Rights entitle the Fund to purchase 2 shares of Erste Bank common stock at 69.7 EUR for every 11 rights held until July 9, 2002.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund
SUBADVISER’S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $22 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Global Health Care Fund is to seek long-term capital appreciation.

Investment Strategies

The Global Health Care Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in health care sector equity securities. Normally, the Fund will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Fund considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Fund normally will invest at least 65 percent of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of those factors materially changes. The subadviser allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective. The subadviser expects a high portfolio turnover rate of 300 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first quarter of 2002 was a tale of two markets. Larger multinational drug and medical products firms, represented by the Russell 3000 Health Care Index, generally held up, while biotechnology firms (“biotechs”) suffered dramatic declines early in the quarter before recovering in March. During the first quarter, the Fund’s performance was hampered by seasonal and sentimental rotation out of biotech platform companies as well as specialty and generic pharmaceutical manufacturers. The broad sell-off was largely rotational rather than fundamental in nature, as investors moved assets to other sectors in pursuit of capital appreciation. The more speculative and volatile biotechnology group was hurt in January and February by a combination of negative news regarding drugs pending approval, accounting issues and both seasonal and sentimental rotation towards more defensive-oriented stocks. The group rebounded strongly in March before giving back some ground late in the quarter.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)
SUBADVISER’S COMMENTS

Typically, the second quarter is a good one for healthcare stocks, as medical meetings begin to produce positive data flow and news reports. For the stock market as a whole, sentiment has been depressed by a combination of potentially widespread accounting irregularities, uncertain corporate earnings, Middle East violence and recent reports questioning the strength of economic recovery. In addition, the global health care stock sector has been plagued by concerns over slow drug approvals (absent an FDA commissioner), high valuations among large-cap biotech stocks and negative sentiment regarding clinical and regulatory news flow. By Nicholas-Applegate’s count, there were 12 adverse developments in the healthcare sector in April alone, and 18 fundamental negative developments in the entire first quarter. These adverse developments include clinical trial data disappointments, delays/rejection of drugs by the FDA, partnerships unwinding and management departures, to name a few. Strength in the HMO industry and the Healthcare Services industry, predominantly hospitals, helped the Fund combat the dismal performance of biotechs.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the Fund, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate’s investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. The Fund remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate’s bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Fund is a non-diversified fund that may invest up to 50 percent of its total assets in single issuers totaling more than 5 percent. A loss resulting from a particular security will have a greater impact on the fund’s return. In addition, specific risks for the health care sector include changes in government regulations and scientific and technological advances.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 89.59%

Biotechnology — 7.78%

Affymetrix Inc. (a)	18,500	$443,815
Genentech Inc. (a)	17,100	572,850
Sangstat Medical Corporation (a)	3,600	82,728

		1,099,393

Computer Services — 0.98%

Cerner Corporation (a)	2,900	138,707

Health Care — 10.16%

Anthem Inc. (a)	5,900	398,132
Community Health Systems Inc. (a)	8,200	219,760
HCA Inc.	5,600	266,000
Health Net Inc. (a)	5,300	141,881
LifePoint Hospitals Inc. (a)	5,800	210,598
Triad Hospitals Inc. (a)	4,700	199,186

		1,435,557

Insurance — 0.75%

Mid Atlantic Med Services Inc. (a)	3,400	106,590

Medical Instruments — 19.45%

Advanced Neuromodulation Systems Inc. (a)	5,000	152,500
Beckman Coulter Inc.	7,300	364,270
Biomet Inc.	13,400	363,408
Boston Scientific Corporation (a)	6,900	202,308
Conceptus Inc. (a)	10,400	171,496
Medtronic Inc.	14,600	625,610
St. Jude Medical Inc. (a)	7,400	546,490
Zimmer Holdings Inc. (a)	9,000	320,940

		2,747,022

Medical Services — 3.32%

Health Management Associates Inc. (Class A) (a)	6,900	139,035
Laboratory Corporation of America Holdings (a)	4,100	187,165
Universal Health Services Inc. (Class B) (a)	2,900	142,100

		468,300

Pharmaceuticals — 47.15%

Angiotech Pharmaceuticals Inc. (a)	3,800	140,182
Abbott Laboratories	3,800	143,070
Abgenix Inc. (a)	20,800	203,840
AmerisourceBergen Corporation	2,800	212,800
Atrix Labs Inc. (a)	3,200	71,200
Barr Laboratories Inc. (a)	6,900	438,357
Baxter International Inc.	11,100	493,395
	Number of Shares or Principal Amount	Value

Cephalon Inc. (a) (o)	6,200	$280,240
Forest Laboratories Inc. (a)	4,100	290,280
Gilead Sciences Inc. (a)	10,900	358,392
Human Genome Sciences Inc. (a)	15,900	213,060
IDEC Pharmaceuticals Corporation (a) (o)	10,800	382,860
King Pharmaceuticals Inc. (a)	10,000	222,500
Ligand Pharmaceuticals Inc. (a)	10,200	147,900
MedImmune Inc. (a)	12,500	330,000
Millennium Pharmaceuticals Inc. (a)	21,500	261,225
Mylan Laboratories Inc.	5,100	159,885
Neurocrine Biosciences Inc. (a)	5,300	151,845
OSI Pharmaceuticals Inc. (a) (o)	12,200	293,044
Pfizer Inc.	20,500	717,500
Pharmacia Corporation	7,400	277,130
Scios Inc. (a)	2,900	88,769
Telik Inc. (a)	6,200	77,500
Transkaryotic Therapies Inc. (a) (o)	6,000	216,300
Trimeris Inc. (a)	4,800	213,072
Wyeth	5,400	276,480

		6,660,826

Total Domestic Common Stocks
(Identified cost $13,738,119)		12,656,395

Foreign Stocks — 7.47%

Biotechnology — 1.58%

Switzerland — 1.58%

Serono (ADR)	13,700	223,310

Drugs & Medical Products — 3.10%

Switzerland — 3.10%

Novartis (ADR)	10,000	438,300

Pharmaceuticals — 2.79%

Israel — 2.27%

Teva Pharmaceutical Industries Ltd. (ADR)	4,800	320,544

United Kingdom — 0.52%

Cambridge Antibody Technology Group (a)	4,600	72,834

		393,378

Total Foreign Stocks
(Identified cost $991,704)		1,054,988

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 3.86%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $545,066 Collateral: U.S. Treasury Bond $560,000, Zero Coupon due 09/26/02 Value $557,480	$545,000	$545,000

Total Repurchase Agreement
(Identified cost $545,000)		545,000

Value

Total Investments
(Identified cost $15,274,823)	$14,256,383

Other Assets Less Liabilities — (0.92)%	(130,129)

Net Assets — 100%	$14,126,254

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund
SUBADVISER’S COMMENTS

Rockefeller & Co., Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $3.4 billion in assets under management, became subadviser to the Fund on September 29, 2000. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

Investment Strategies

The Global Socially Responsive Fund invests in equity securities of companies that the subadviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term “responsive” is used to distinguish between absolute and relative standards of corporate social responsibility. The subadviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the subadviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2 percent of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The subadviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the subadviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The subadviser seeks companies that combine these social criteria with an investment management criterion of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the subadviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first half of 2002 was the worst six months in the U.S. markets, since the first OPEC oil embargo in 1973. Several factors contributed to the bloodletting, among them a less than stellar recovery in corporate earnings, rising tensions in the Middle East, and fears of further terrorism. The dominant force, however, was the Enron/Arthur Andersen debacle and its aftermath. Each time the market tried to shake off one shock, another rose to jolt it again. This too shall pass but hopefully not before meaningful reforms are put in place. To date, a number of promising ideas have been put forward to tighten corporate governance and the proxy season that just ended witnessed a significant increase in shareholder activity.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)
SUBADVISER’S COMMENTS

The integrity of the independent audit is the first order of business for restoring confidence. A number of shareholders introduced resolutions asking that auditing firms not be given consulting assignments and Congress is considering meaningful legislation. But other reforms are also essential. Among the priorities are restoring the accountability of the board of directors to the shareholders, the independence of boards, especially of the audit and compensation committees, and the restructuring of management incentives to focus on the long-term performance of the corporation. Shareholder resolutions addressing these governance issues typically garnered 50 percent of the vote this season, a level that cannot be ignored. Social resolutions also did well. Those calling on companies to adopt international labor standards and to abide by UN human rights resolutions got as much as 20 percent of the vote.

Future Investment Strategy

There continues to be reasons for concern about the economy in the short-term. The plunge in the market is raising the cost of capital for a number of companies and making it difficult to predict a rise in capital spending. Improved capital spending is sorely needed, especially by the technology and telecom companies. While the consumer has proven very resilient so far, there is no evidence that confidence will be maintained in the face of repeated disappointments.

Still, while the markets were in intensive care, the economy remained basically healthy. Inflation and interest rates remained low, the housing market remained robust, and productivity growth was amazing. Unemployment decreased a bit, which came as a pleasant surprise given the new round of downsizing the market has experienced. On net, the restated GDP data showed a red-hot annual growth rate of 5 percent for the first quarter. This cooled off to a more reasonable 2.5 percent in the second quarter that implies a 4.3 percent rate for the first half. Overall, the recovery has been slower than investors would like but it has been solid and sustainable. Thus, while no one knows when the market psychology will improve, there is a solid foundation for growth when it does and there are compelling opportunities among companies that have been beaten down by the psychology. Rockefeller’s strategy going forward will be to identify these companies and take positions in them selectively.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 46.76%

Banking — 7.06%

Bank of America Corporation	1,600	$112,576
Bank of Hawaii Corporation	1,500	42,000
J. P. Morgan Chase & Company	1,700	57,664
Wells Fargo & Company	1,800	90,108

		302,348

Cable — 0.77%

Cablevision Systems Corporation (Class A) (a)	3,500	33,110

Computer Hardware — 1.34%

International Business Machines Corporation	800	57,600

Computer Services — 1.32%

Convergys Corporation (a)	2,900	56,492

Computer Software — 0.72%

Cadence Design Systems Inc. (a)	1,900	30,628

Crude & Petroleum — 1.73%

Anadarko Petroleum Corporation	1,500	73,950

Electronics — 0.48%

AstroPower Inc. (a)	1,050	20,622

Entertainment & Leisure — 2.45%

Six Flags Inc. (a)	1,900	27,455
Walt Disney Company	4,100	77,490

		104,945

Food & Beverages — 2.70%

PepsiCo Inc.	2,400	115,680

Health Care — 0.76%

McKesson Corporation	1,000	32,700

Insurance — 2.76%

AFLAC Inc.	3,700	118,400

Manufacturing — 3.29%

Leggett & Platt Inc.	2,500	58,500
Pall Corporation	2,600	53,950
Teleflex Inc.	500	28,575

		141,025

Media — 1.24%

AOL Time Warner Inc. (a)	3,600	52,956

Medical Services — 3.27%

Wellpoint Health Networks Inc. (a)	1,800	140,058

Misc. Financial Services — 3.44%

Citigroup Inc.	3,800	147,250

Pharmaceuticals — 5.35%

Johnson & Johnson	1,300	67,938
	Number of Shares or Principal Amount	Value

Merck & Company Inc.	700	35,448
Pfizer Inc.	3,600	126,000

		229,386

Printing & Publishing — 1.52%

Lexmark International Group Inc. (a)	1,200	65,280

Retail — 3.35%

Target Corporation	2,200	83,820
Tiffany & Company	1,700	59,840

		143,660

Semiconductors — 0.72%

Texas Instruments Inc.	1,300	30,810

Telecommunications — 2.49%

AT&T Corporation	6,250	66,875
SBC Communications Inc.	1,300	39,650

		106,525

Total Domestic Common Stocks
(Identified cost $2,273,139)		2,003,425

Foreign Stocks — 43.00%

Automotive — 1.25%

Korea — 1.25%

Hyundai Motor Company	4,700	53,720

Banking — 11.34%

Belgium — 1.95%

Dexia	5,400	83,468

Canada — 0.98%

National Bank of Canada	2,100	42,089

Denmark — 1.12%

Danske Bank	2,600	48,019

France — 2.59%

BNP Paribas	2,000	110,902

Germany — 1.63%

Deutsche Bank	1,000	69,710

Netherlands — 3.07%

ABN Amro Holdings	2,558	46,581
ING Groep	3,300	84,959

		485,728

Chemicals — 1.73%

Netherlands — 1.73%

Akzo Nobel	1,700	74,218

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Computer Software — 0.60%

Israel — 0.60%

Check Point Software Technologies Ltd. (a)	1,900	$25,764

Consumer Durables — 1.09%

United Kingdom — 1.09%

Reckitt Benckiser	2,600	46,815

Crude & Petroleum — 1.03%

Netherlands — 1.03%

Royal Dutch Petroleum Company (ADR)	800	44,216

Electrical Equipment — 1.73%

Japan — 1.73%

Sony Corporation	1,400	74,026

Electronics — 1.74%

Japan — 0.76%

Tokyo Electron Ltd.	500	32,619

Netherlands — 0.98%

Philips Electronics	1,500	41,989

		74,608

Energy — 1.17%

United Kingdom — 1.17%

Scottish Power	9,300	50,186

Food & Beverages — 6.61%

Japan — 0.80%

ITO EN Ltd.	900	34,131

Netherlands — 0.98%

Koninklijke Ahold	2,000	42,183

United Kingdom — 4.83%

Cadbury Schweppes	15,100	113,536
Unilever	10,200	93,312

		283,162

Insurance — 1.94%

Finland — 1.94%

Sampo Insurance Company Ltd. (Class A)	10,600	82,919
	Number of Shares or Principal Amount	Value

Machinery — 1.66%

United Kingdom — 1.66%

FKI	29,600	$70,980

Manufacturing — 1.74%

Sweden — 1.11%

Sandvik	1,900	47,523

United Kingdom — 0.63%

Invensys	19,700	26,822

		74,345

Oil Services — 2.26%

United Kingdom — 2.26%

BP Amoco	11,500	96,936

Pharmaceuticals — 3.83%

Switzerland — 2.16%

Novartis	2,100	92,630

United Kingdom — 1.67%

GlaxoSmithKline	3,300	71,586

		164,216

Publishing — 0.89%

United Kingdom — 0.89%

Pearson	3,800	37,931

Semiconductors — 0.82%

France — 0.82%

STMicroelectronics	1,400	35,004

Telecommunications — 1.57%

Japan — 0.77%

NTT Corporation	8	32,945

Spain — 0.80%

Telefonica (a)	4,077	34,315

		67,260

Total Foreign Stocks
(Identified cost $1,922,991)		1,842,034

Certificates of Deposit — 0.23%

SELF-HELP Economic Development Certificate (NCUA insured), 2.00% due 08/26/02 (d)	$10,000	10,004

Total Certificates of Deposit
(Identified cost $10,004)		10,004

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 11.60%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02, Maturity Value $497,060 Collateral: U.S. Treasury Bond $510,000, Zero Coupon due 09/26/02, Value $507,705	$497,000	$497,000

Total Repurchase Agreement
(Identified cost $497,000)		497,000

Value

Total Investments
(Identified cost $4,703,134)	$4,352,463

Other Assets Less Liabilities — (1.59)%	(68,144)

Net Assets — 100%	$4,284,319

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2002.
(ADR)	American Depository Receipt.
(NCUA)	National Credit Union Administration.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund
SUBADVISER’S COMMENTS

Fred Alger Management, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.7 billion in assets under management, became the subadviser to the Fund, on June 30, 2000, the Fund’s inception date. Alger’s normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Global Technology Fund is to seek long-term capital appreciation.

Investment Strategies

The Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund may invest in domestic and foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings (“IPOs”), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance. The Fund may also purchase and sell options and forward currency exchange contracts. The subadviser selects portfolio securities by evaluating a company’s positioning or business model and may consider its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The subadviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the subadviser looks at the amount of capital a company currently expends on research and development. The subadviser believes that dollars invested in research and development today frequently have a significant bearing on future growth. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Fed failed to cut the Fed rate any further during the first quarter. The Fed’s decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco International and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund — (Continued)
SUBADVISER’S COMMENTS

renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large-cap stocks leading the downturn. At the end of June, the Dow was nearing the 9000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

Alger’s aggressive style and the Fund’s inherent technology focus made it susceptible to the weak performance of the market, impairing returns during a period in which value strongly outperformed growth and technology stocks were poor performers.

Future Investment Strategy

On May 16, 2002, the Board of Directors of The Enterprise Group of Funds, Inc. approved the reorganization of Global Technology Fund into the Technology Fund, which at June 30, 2002 is known as the Internet Fund (the “Reorganization”). The Reorganization will allow shareholders of the Global Technology Fund to pursue a similar investment objective within a larger Fund, which has the potential to offer economies of scale and other benefits. It is anticipated that Global Technology Fund’s shareholders will receive in exchange for their Fund shares, shares of the Technology Fund of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders’ Meeting will be held in the third quarter of 2002 to consider the Reorganization. Fund shareholders will receive information about the Reorganization in a proxy statement prior to the Shareholders’ Meeting.

The Fund is a sector fund that concentrates its equities in a specific industry, typically possessing higher risks associated with a less diversified portfolio. In addition, some Internet-related stocks have shown extreme volatility; trading in a broad range of share prices daily and international investments include the risk of currency fluctuations, foreign taxation, differences in accounting standards, and political or economic instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 69.40%

Business Services — 1.86%

Concord EFS Inc. (a)	2,550	$76,857
Hewitt Associates Inc. (Class A) (a)	800	18,640

		95,497

Communications — 1.79%

Brocade Communications Systems Inc. (a)	5,250	91,770

Computer Hardware — 6.50%

Cisco Systems Inc. (a)	8,900	124,155
Dell Computer Corporation (a)	7,975	208,466

		332,621

Computer Services — 5.70%

Affiliated Computer Services Inc. (a)	1,500	71,220
Sun Microsystems Inc. (a)	18,750	93,938
Yahoo! Inc. (a)	8,600	126,936

		292,094

Computer Software — 6.19%

Borland Software Corporation (a)	8,950	92,185
Electronic Arts Inc. (a)	850	56,143
Intuit Inc. (a)	1,700	84,524
Siebel Systems Inc. (a)	2,150	30,573
Veritas Software Corporation (a)	2,700	53,433

		316,858

Electronics — 2.40%

KLA-Tencor Corporation (a)	1,150	50,589
Technitrol Inc.	3,100	72,230

		122,819

Health Care — 3.63%

Tenet Healthcare Corporation (a)	2,600	186,030

Manufacturing — 1.12%

KEMET Corporation (a)	3,200	57,152

Medical Instruments — 7.18%

Medtronic Inc.	3,200	137,120
St. Jude Medical Inc. (a)	1,900	140,315
Zimmer Holdings Inc. (a)	2,525	90,041

		367,476

Pharmaceuticals — 14.74%

AmerisourceBergen Corporation	2,500	190,000
Baxter International Inc.	2,500	111,125
Cephalon Inc. (a)	1,700	76,840
Express Scripts, Inc. (Class A) (a)	1,900	95,209
Gilead Sciences Inc. (a)	3,600	118,368
Immunex Corporation (a)	3,450	77,073
Johnson & Johnson	1,650	86,229

		754,844
	Number of Shares or Principal Amount	Value

Printing & Publishing — 2.50%

Lexmark International Group Inc. (a)	2,350	$127,840

Retail — 4.27%

eBay Inc. (a)	2,650	163,293
FreeMarkets Inc. (a)	3,900	55,107

		218,400

Semiconductors — 9.45%

Applied Materials Inc. (a)	8,400	159,768
Intel Corporation	4,700	85,869
Maxim Integrated Products Inc. (a)	1,300	49,829
National Semiconductor Corporation (a)	3,400	99,178
Teradyne Inc. (a)	3,800	89,300

		483,944

Telecommunications — 1.06%

Alltel Corporation	1,150	54,050

Wireless Communications — 1.01%

Motorola Inc.	3,600	51,912

Total Domestic Common Stocks
(Identified cost $4,168,743)		3,553,307

Foreign Stocks — 27.09%

Biotechnology — 3.02%

Switzerland — 3.02%

Serono (ADR)	9,500	154,850

Broadcasting — 3.25%

Mexico — 3.25%

Grupo Televisa (ADR) (a)	4,450	166,341

Electronics — 1.02%

Singapore — 1.02%

Flextronics International Ltd. (a)	7,300	52,049

Retail — 3.74%

Japan — 3.74%

Nintendo Company Ltd.	1,300	191,664

Semiconductors — 7.67%

Bermuda — 1.63%

Marvell Technology Group Ltd. (a)	4,200	83,538

Netherlands — 2.97%

STMicroelectronics	6,250	152,062

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Taiwan — 3.07%

Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (a)	12,067	$156,871

		392,471

Wireless Communications — 8.39%

Finland — 1.78%

Nokia Corporation (Class A) (ADR)	6,310	91,369

Hong Kong — 3.00%

China Mobile Hong Kong Ltd. (ADR) (a)	10,500	153,510

Japan — 3.61%

NTT DoCoMo Inc.	75	184,814

		429,693

Total Foreign Stocks
(Identified cost $2,027,478)		1,387,068

Number of Shares or Principal Amount		Value

U. S. Government Obligations — 1.95%

Federal Home Loan Bank Discount Note, 1.71% due 08/23/02	$100,000	$99,748

Total U. S. Government Obligations
(Identified cost $99,748)		99,748

Total Investments
(Identified cost $6,295,969)		$5,040,123

Other Assets Less Liabilities — 1.56%		79,987

Net Assets — 100%		$5,120,110

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund
SUBADVISER’S COMMENTS

Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.7 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Internet Fund is to seek long-term capital appreciation.

Investment Strategies

The Internet Fund normally will invest at least 80 percent of its net assets (plus any borrowings for investment purposes) in the equity securities of companies related to the Internet and intranet. The Fund considers companies related to the Internet and intranet to include companies that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products. In choosing which companies’ stock the Fund should purchase, the subadviser invests in those companies listed on a U.S. securities exchange that are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or intranet related businesses. The Fund may also invest in other ‘‘high tech’’ companies. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the ‘‘Web’’), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of Web tools and concepts to a company’s internal documents and databases. Other ‘‘high tech’’ companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.

2002 First Half Performance Review

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Fed failed to cut the Fed rate any further during the first quarter. The Fed’s decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large-cap stocks leading the downturn. At the end of June, the Dow was nearing the 9000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

Alger’s aggressive style and the Fund’s inherent technology focus made it susceptible to the weak performance of the market, impairing returns during a period in which value strongly outperformed growth and technology stocks were poor performers.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund — (Continued)
SUBADVISER’S COMMENTS

Future Investment Strategy

There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3-4 percent range may be more sustainable and hence more desirable than the oscillations that the market witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Alger’s belief of what the Dow and Nasdaq will do in the months ahead is based on decent, but by no means extraordinary, profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest economic expansion.

On May 16, 2002, the Board of Directors of The Enterprise Group of Funds, Inc. approved a resolution to rename the Internet Fund as the Technology Fund, effective August 22, 2002.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 78.00%

Business Services — 1.80%

Concord EFS Inc. (a)	31,250	$941,875
Hewitt Associates Inc. (Class A) (a)	8,600	200,380

		1,142,255

Communications — 1.83%

Brocade Communications Systems Inc. (a)	66,250	1,158,050

Computer Hardware — 6.92%

Cisco Systems Inc. (a)	121,400	1,693,530
Dell Computer Corporation (a)	103,236	2,698,589

		4,392,119

Computer Services — 9.95%

Affiliated Computer Services Inc. (a)	18,600	883,128
Bisys Group Inc. (a)	43,250	1,440,225
Fair, Issac & Company Inc.	28,030	921,346
Sun Microsystems Inc. (a)	272,200	1,363,722
Yahoo! Inc. (a)	115,500	1,704,780

		6,313,201

Computer Software — 18.28%

Borland Software Corporation (a)	113,850	1,172,655
Electronic Arts Inc. (a)	10,350	683,617
Intuit Inc. (a)	20,850	1,036,662
Microsoft Corporation (a)	57,350	3,137,045
NetIQ Corporation (a)	42,050	951,591
PeopleSoft Inc. (a)	55,250	822,120
Quest Software Inc. (a)	68,600	996,758
Rational Software Corporation (a)	115,500	948,255
Siebel Systems Inc. (a)	82,350	1,171,017
Veritas Software Corporation (a)	34,150	675,829

		11,595,549

Consumer Services — 3.10%

First Data Corporation	52,800	1,964,160

Electrical Equipment — 2.06%

Intersil Corporation (Class A) (a)	61,000	1,304,180

Electronics — 5.44%

Benchmark Electronics Inc. (a)	41,840	1,213,360
KLA-Tencor Corporation (a)	14,550	640,055
Micron Technology Inc. (a)	33,400	675,348
Technitrol Inc.	39,550	921,515

		3,450,278

Manufacturing — 1.14%

KEMET Corporation (a)	40,600	725,116

Printing & Publishing — 2.54%

Lexmark International Group Inc. (a)	29,650	1,612,960
	Number of Shares or Principal Amount	Value

Retail — 4.49%

eBay Inc. (a)	33,800	$2,082,756
FreeMarkets Inc. (a)	54,400	768,672

		2,851,428

Semiconductors — 14.73%

Applied Materials Inc. (a)	116,300	2,212,026
Fairchild Semiconductor International (Class A) (a)	45,800	1,112,940
Intel Corporation	91,200	1,666,224
Maxim Integrated Products Inc. (a)	16,540	633,978
National Semiconductor Corporation (a)	43,350	1,264,520
Teradyne Inc. (a)	52,500	1,233,750
Texas Instruments Inc.	51,470	1,219,839

		9,343,277

Technology — 1.50%

Microchip Technology Inc. (a)	34,675	951,135

Telecommunications — 3.21%

Alltel Corporation	14,375	675,625
Verizon Communications Inc.	33,900	1,361,085

		2,036,710

Wireless Communications — 1.01%

Motorola Inc.	44,600	643,132

Total Domestic Common Stocks
(Identified cost $61,568,438)		49,483,550

Foreign Stocks — 7.94%

Electronics — 1.05%

Flextronics International Ltd. (a)	93,200	664,516

Semiconductors — 4.96%

Marvell Technology Group Ltd. (a)	53,705	1,068,193
Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (a)	160,105	2,081,365

		3,149,558

Wireless Communications — 1.93%

Nokia Corporation (Class A) (ADR)	84,750	1,227,180

Total Foreign Stocks
(Identified cost $7,584,368)		5,041,254

U.S. Government Agency Obligations — 9.45%

Federal Agricultural Mortgage Corporation Discount Note, 1.69% due 07/11/02	$2,000,000	1,999,061

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Federal Farm Credit Bank Consolidated Discount Note, 1.70% due 07/02/02	$1,000,000	$999,953
Federal Home Loan Bank Discount Note 1.68% due 07/29/02	2,000,000	1,997,386
Freddie Mac Discount Note, 1.68% due 07/30/02	1,000,000	998,647

Total U.S. Government Agency Obligations
(Identified cost $5,995,047)		5,995,047

Number of Shares or Principal Amount		Value

Repurchase Agreement — 4.32%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02, Maturity Value $2,739,331 Collateral: U.S. Treasury Bond $2,810,000 Zero Coupon due 09/26/02, Value $2,797,355	$2,739,000	$2,739,000

Total Repurchase Agreement
(Identified cost $2,739,000)		2,739,000

Total Investments
(Identified cost $77,886,853)		$63,258,851

Other Assets Less Liabilities — 0.29%		182,769

Net Assets — 100%		$63,441,620

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund
SUBADVISER’S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $23.2 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on February 28, 2001.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is to seek capital appreciation.

Investment Strategies

The subadviser will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the subadviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the subadviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The subadviser may invest in small, mid and large capitalization stocks. The subadviser expects a high portfolio turnover rate of 150 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets.

2002 First Half Performance Review

During the first half, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Although historically low short-term Treasury yields minimized returns from the Fund’s large cash position, Gabelli believes that sitting on the sidelines in this highly volatile market was the appropriate strategy. If Gabelli sees evidence the market has stabilized and gains confidence that it will trend higher, it will put more money to work in value-oriented equities.

The Fund’s top performers were Dryer’s Grand Ice Cream, Tenneco Automotive, and Notek. The Fund’s worst performers were Cablevision Systems Corporation, Rural Cellular Corporation and Leap Wireless International.

Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant; most likely postponing any Fed rate hikes. Gabelli believes full year 2002 GDP growth will be in the 3 to 3.5 percent range and that capital spending in 2003 will help sustain the recovery in the year ahead.

Future Investment Strategy

Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. Gabelli anticipates profits to be up sharply this year as a result of the gradual economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the “everything including the kitchen sink” write-offs taken in 2001. In addition, a gradual weakening of the dollar will boost profits for the large U.S. based multinationals in the S&P 500. Although stocks are still not cheap by historical standards, rising earnings may make equities valuations considerably more reasonable.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)
SUBADVISER’S COMMENTS

Unfortunately, over the short-term, a recovering economy, a rebound in corporate profits, and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of both corporate America and Wall Street. It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it is a dangerous world out there.

Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but also Enronitis, Tycosis, Marthritis (the insider trading investigation of Martha Stewart), and most recently “WorldComgestion” have many investors wondering what malady will strike their portfolios next. Following the revelations that Wall Street research isn’t what it’s cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease. In the coming quarters, the U.S. may continue to see negative headlines further denting investor confidence. However, Gabelli believes that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will re-focus on an expanding number of excellent opportunities in the stock market.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.
www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers & Acquisitions
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 50.74%

Aerospace — 1.04%

Honeywell International Inc.	10,000	$352,300
Sequa Corporation (Class A) (a)	2,000	130,780
Sequa Corporation (Class B) (a)	1,500	98,250
SPS Technologies Inc. (a) (o)	5,000	190,850

		772,180

Automotive — 7.31%

BorgWarner Inc. (o)	3,000	173,280
McGrath Rentcorp	30,000	777,600
Pennzoil-Quaker State Company	150,000	3,229,500
Standard Motor Products Inc.	2,000	33,900
Tenneco Automotive Inc. (a)	12,000	79,200
TRW Inc.	20,000	1,139,600

		5,433,080

Banking — 3.12%

Eagle Bancshares Inc. (a)	50,000	1,299,000
Golden State Bancorp Inc. (o)	22,000	797,500
Mellon Financial Corporation	7,000	220,010

		2,316,510

Broadcasting — 1.87%

Cablevision Systems Corporation- Rainbow Media Group (a)	5,000	43,750
Clear Channel Communications Inc. (a)	5,775	184,916
Fisher Companies Inc.	3,500	205,520
Granite Broadcasting Corporation (a)	20,000	48,600
Gray Communications Systems Inc. (Class B)	12,000	159,600
Paxson Communications Corporation (a) (o)	30,000	165,000
Univision Communications Inc. (Class A) (a) (o)	10,000	314,000
Young Broadcasting Inc. (a)	15,000	266,700

		1,388,086

Building & Construction — 0.38%

Rollins Inc.	14,000	284,760

Cable — 0.51%

Adelphia Communications Corporation (Class A) (a) (o)	10,000	1,600
Cablevision Systems Corporation (Class A) (a) (o)	40,000	378,400

		380,000

Chemicals — 0.92%

Hercules Inc. (a)	33,000	382,800
MacDermid Inc. (o)	14,000	301,000

		683,800

Computer Services — 0.44%

McAfee.com Corporation (a)	22,500	329,400
	Number of Shares or Principal Amount	Value

Computer Software — 0.11%

BNS Company (Class A) (a)	30,000	$82,800

Electrical Equipment — 0.95%

Baldor Electric Company	4,000	100,800
DQE Inc. (o)	12,000	168,000
SL Industries Inc. (a)	22,000	165,000
Thomas & Betts Corporation (a)	10,000	186,000
Thomas Industries Inc.	3,000	86,400

		706,200

Electronics — 0.04%

Fargo Electronics Inc. (a)	4,000	32,880

Energy — 8.09%

Conectiv Inc.	150,000	3,871,500
DPL Inc. (o)	15,000	396,750
Mirant Corporation (a) (o)	25,000	182,500
Northeast Utilities (o)	40,000	752,400
RGS Energy Group Inc.	20,500	803,600
Williams Companies Inc. (o)	1	6

		6,006,756

Entertainment & Leisure — 0.63%

Acme Communications Inc. (a)	17,000	124,950
E.W. Scripps Company (Class A) (o)	4,500	346,500

		471,450

Finance — 0.42%

BKF Capital Group Inc. (a)	10,300	293,550
Interactive Data Corp (a)	1,000	14,560

		308,110

Food, Beverages & Tobacco — 2.70%

Dreyer's Grand Ice Cream Inc. (o)	22,000	1,509,200
Flowers Foods Inc. (a)	9,750	252,037
Sensient Technologies Corporation	10,000	227,600
Spartan Stores Inc. (a) (o)	5,000	15,350

		2,004,187

Forest Products — 2.45%

Ivex Packaging Corporation (a)	80,000	1,821,600

Insurance — 0.19%

Argonaut Group Inc.	6,500	139,230

Machinery — 2.22%

Nortek Inc. (a) (o)	30,000	1,353,000
Tennant Company	5,000	198,000
Watts Industries Inc. (Class A)	5,000	99,250

		1,650,250

Manufacturing — 3.00%

Chase Industries Inc. (a)	73,800	1,025,082
Cooper Industries Ltd. (Class A) (a)	25,000	982,500
Energizer Holdings Inc. (a) (o)	8,000	219,360

		2,226,942

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers & Acquisitions — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Media — 1.05%

Media General Inc. (Class A)	4,000	$240,000
Metro Goldwyn Mayer Inc. (a)	35,000	409,500
Salem Communications Corporation (Class A) (a)	5,300	131,811

		781,311

Medical Instruments — 0.40%

Digene Corporation (a)	25,000	294,045

Medical Services — 0.23%

CIRCOR International Inc.	10,000	171,500

Metals & Mining — 0.02%

WHX Corporation (a)	20,000	15,000

Misc. Financial Services — 0.98%

Merrill Lynch & Company Inc.	18,000	729,000

Oil Services — 1.12%

Kerr-McGee Corporation (o)	1	54
Penn Virginia Corporation	15,000	584,700
RPC Inc.	10,000	118,000
SEMCO Energy Inc. (o)	14,000	126,700

		829,454

Other — 0.06%

Sothebys Holdings Inc. (a)	3,000	42,750

Pharmaceuticals — 1.85%

Bristol-Myers Squibb Company	36,000	925,200
Immunex Corporation (a)	20,000	446,800

		1,372,000

Printing & Publishing — 0.59%

McClatchy Company (Class A)	2,000	128,500
Pulitzer Inc.	6,000	311,400

		439,900

Publishing — 0.31%

Readers Digest Inc. (o)	10,000	230,000

Real Estate — 2.97%

Griffin Land & Nurseries Inc. (a)	5,600	77,000
JP Reality Inc.	80,000	2,132,000

		2,209,000

Telecommunications — 1.98%

AT&T Corporation	60,000	642,000
Broadwing Inc. (a) (o)	50,000	130,000
Centurytel Inc. (o)	10,000	295,000
Commonwealth Telephone Enterprises Inc. (Class B) (a)	2,000	82,000
D&E Communications Inc. (o)	14,582	153,257
Rural Celluar Corporation (a) (o)	8,000	8,320
Sprint Corporation	15,000	159,150

		1,469,727
	Number of Shares or Principal Amount	Value

Utilities — 1.94%

CH Energy Group Inc. (o)	15,100	$743,675
Southwest Gas Corporation	8,000	198,000
Xcel Energy Inc. (o)	30,000	503,100

		1,444,775

Wireless Communications — 0.85%

Allen Telecom Inc. (a) (o)	4,000	17,200
AT&T Wireless Services Inc. (a)	17,000	99,450
Dobson Communications Corporation (a)	24,000	20,640
Leap Wireless International Inc. (a) (o)	8,000	8,640
Nextel Communications Inc. (Class A) (a) (o)	10,000	32,100
Price Communications Corporation (a)	24,000	384,000
Sprint PCS (a) (o)	15,000	67,050

		629,080

Total Domestic Common Stocks
(Identified cost $40,565,308)		37,695,763

Foreign Stocks — 2.95%

Apparel & Textiles — 2.80%

Gucci Group (ADR) (o)	22,000	$2,081,420

Cable — 0.05%

Rogers Communications Inc. (Class B) (a)	4,000	36,560

Wireless Communications — 0.10%

Rogers Wireless Communications (Class B) (a)	10,000	77,100

Total Foreign Stocks
(Identified cost $2,079,173)		2,195,080

U.S. Treasury Bills — 42.29%

1.71% due 07/05/02 (o)	$5,005,000	5,004,049
1.725% due 07/05/02 (o)	601,000	600,885
1.685% due 07/11/02 (o)	7,009,000	7,005,719
1.64% due 07/18/02	9,511,000	9,503,634
1.68% due 07/25/02	3,003,000	2,999,637
1.71% due 08/01/02 (o)	1,000,000	998,527
1.72% due 08/01/02 (o)	803,000	801,811
1.72% due 08/08/02(o)	3,816,000	3,809,072
1.70% due 08/29/02 (o)	702,000	700,044

Total U.S. Treasury Bills
(Identified cost $31,423,378)		31,423,378

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers & Acquisitions — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Repurchase Agreement — 4.26%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $3,162,382 Collateral: U.S. Treasury Bond $3,240,000, Zero Coupon due 09/26/02, Value $3,225,420	$3,162,000	$3,162,000

Total Repurchase Agreement
(Identified cost $3,162,000)		3,162,000

Value

Total Investments
(Identified cost $77,229,859)	$74,476,221

Other Assets Less Liabilities — (0.24)%	(180,372)

Net Assets — 100%	$74,295,849

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund
SUBADVISERS’ COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $11.2 billion in assets under management, became co-subadviser of the Fund on November 1, 1999. Bernstein’s normal investment minimum is $5 million.

Wellington Management Company, LLP (“Wellington”), which manages approximately $312 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Fund on January 1, 2001.

Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.

Investment Strategies

The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund’s assets among the different types of permitted investments will vary from time to time based upon the subadviser’s evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund’s assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent securities when the subadvisers deem it advisable to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt. The Fund is managed by two subadvisers, each of which is allocated cash flows into and out of the Fund on a 50/50 basis. The subadvisers expect a high portfolio turnover rate of 100 percent or more. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review — Bernstein

Stock selection in the health care sector was the largest contributor to the Fund’s performance, thanks to over-weightings in stocks such as UnitedHealth Group and Humana. In the financial sector, relatively low exposure financial firms with high capital-markets exposure, such as Morgan Stanley Dean Witter & Company, helped returns. The Fund also benefited from the long-standing emphasis on consumer-oriented banks and thrifts such as Bank of America, Wachovia Corporation and Golden West Financial Corporation. Stock selection in the consumer discretionary sector, particularly the emphasis on housing-related stocks like Sherwin Williams Company, Centex Corporation and Black & Decker Corporation, and in the technology sector, where Bernstein focused on the larger and more stable companies, also helped returns.

Along with UnitedHealth Group and Humana, the five largest contributors to performance included overweighted positions Norfolk Southern Corporation, Fortune Brands and TRW. Norfolk Southern benefited from indications that the economy is rebounding strongly; similarly, Fortune Brands has benefited from sustained strength in consumer spending. TRW traded up on Northrop Grumman Corporation’s takeover offer.

The five holdings, all overweights, that detracted most from performance were spread across a variety of sectors. WorldCom’s questionable accounting sent the stock, and the overall market, tumbling. AOL Time Warner Inc. under-

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)
SUBADVISERS’ COMMENTS

performed due to worries about its high debt level and continued weakness in online advertising. Tyco International’s under-performance was related to the on-again, off-again break-up of the company and the accounting controversy that surfaced following Enron’s collapse. Xcel Energy was hurt following a downgrade of its debt rating. Uncertainty regarding the timing of a recovery in PC demand depressed Intel’s stock price.

The Fund’s sector weights were generally close to those of the benchmark. Modest differences in sector weights detracted slightly from returns. Underweights in materials and consumer staples hurt performance, but this was somewhat offset by an underweight in technology, which continued to lag the broad market.

2002 First Half Performance Review — Wellington

In the first six months of 2002, the S&P 500 experienced its worst first half since it was down 21 percent in the first half of 1970. Although the economy showed signs of moderate growth, including manufacturing gains, the stock market fell sharply. External factors have shaken investor sentiment, namely the corporate accounting scandals and the threats of terrorism. The Fund lagged the S&P 500 benchmark for year to date period primarily due to stock selection within the Industrials and Consumer Staples sectors. Stock selection in the Financials and Utilities sectors augmented the Fund’s performance during the period.

Much of the under-performance for the six-month period can be attributed to one name, Tyco International. Wellington had reasonable confidence in Tyco’s ability to meet its already reduced earnings guidance and that it would be able to successfully execute an initial public offering (IPO) of Tyco Capital (CIT Group). The proceeds from such an IPO, along with the anticipated cash flows from ongoing operations are required to meet the company’s debt obligations over the next 12-18 months. However, in early June the company’s CEO resigned after being indicted in New York State for tax evasion. In light of this new information and the significant turmoil surrounding the company in the aftermath of these events, it was Wellington’s expectation that earnings guidance would be significantly reduced for 2002 and 2003. Wellington was also concerned that these events would derail the IPO of Tyco Capital. While the IPO of Tyco Capital subsequently received SEC approval, the potential earnings shortfall has not been resolved, and it is possible that the company faces significant hurdles to meet its debt obligations over the next 12-18 months. Wellington believed that it would be prudent to exit the Fund’s position now and revisit this company at a later time when the new management has had an opportunity to understand and disclose all relevant information.

Future Investment Strategy — Bernstein

Bernstein anticipates equity risk premiums to rise. These higher risk premiums are simply one of the earliest effects of a backlash that Bernstein expects to have, far-reaching consequences for financial markets. Bernstein believes that the WorldCom debacle may trigger major changes in attitude and behavior on the part of both regulators and corporate managers, spurring regulators to tighten reporting standards and increase enforcement, while accountants and audit committees may err on the side of caution. This shift in what constitutes acceptable reporting practices, particularly with respect to revenue recognition, capitalization of expenses and the definition of what kind of expenses can be deemed extraordinary, will be positive in the long-term. But in the near-term, the impact is likely to be more volatility and uncertainty for the stock market. As companies rush to re-evaluate their reported earnings, Bernstein expects to see lower earnings and more financial restatements, which may contribute further to the anxiety that haunts financial markets.

Future Investment Strategy — Wellington

Economic conditions are improving, and the manufacturing sector is in an accelerating mode. Orders and production are posting solid gains. Consumer spending remains steady and importantly supported by an improving labor market. Profits are at an inflection point. Wellington believes that second half earnings comparisons will show strong positive growth from a year ago. As this earnings recovery gets underway, business investment may begin to recover. Wellington does not believe that the poor equity market performance will derail the economic recovery, though it may delay any interest rate rise contemplated by the Fed.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers’ views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 98.59%

Advertising — 0.09%

Omnicom Group Inc. (o)	2,800	$128,240

Aerospace — 0.74%

Boeing Company	7,900	355,500
Honeywell International Inc.	6,000	211,380
Lockheed Martin Corporation	3,200	222,400
Raytheon Company	5,500	224,125

		1,013,405

Airlines — 0.54%

Continental Airlines Inc. (Class B) (a) (o)	47,200	744,816

Automotive — 0.42%

Cummins Inc. (o)	2,000	66,200
Ford Motor Company (o)	1	16
Genuine Parts Company	4,000	139,480
TRW Inc.	6,500	370,370

		576,066

Banking — 7.21%

AmSouth Bancorporation	7,000	156,660
Bank of America Corporation	19,600	1,379,056
Bank One Corporation	14,000	538,720
FleetBoston Financial Corporation	14,816	479,298
J. P. Morgan Chase & Company (o)	19,020	645,158
KeyCorp	81,700	2,230,410
National City Corporation	11,900	395,675
U.S. Bancorp (o)	27,000	630,450
UnionBanCal Corporation (o)	49,900	2,337,815
Wachovia Corporation	22,600	862,868
Wells Fargo & Company (o)	5,400	270,324

		9,926,434

Biotechnology — 0.43%

Amgen Inc. (a) (o)	14,200	594,696

Broadcasting — 0.31%

Viacom Inc. (Class B) (a)	9,600	425,952

Business Services — 0.35%

Automatic Data Processing Inc.	2,700	117,585
Concord EFS Inc. (a) (o)	5,000	150,700
Paychex Inc. (o)	6,900	215,901

		484,186

Chemicals — 0.91%

Ashland Inc. (o)	5,000	202,500
Dow Chemical Company	19,400	666,972
Du Pont (E. I.) de Nemours & Company	8,800	390,720

		1,260,192

Computer Hardware — 6.00%

Cisco Systems Inc. (a)	261,000	3,640,950
	Number of Shares or Principal Amount	Value

Dell Computer Corporation (a)	23,900	$624,746
Hewlett-Packard Company	209,557	3,202,031
International Business Machines Corporation	11,100	799,200
Seagate Technology (a) (d)	5,700	—

		8,266,927

Computer Services — 0.50%

Electronic Data Systems Corporation	6,200	230,330
Unisys Corporation (a)	50,500	454,500

		684,830

Computer Software — 2.44%

Microsoft Corporation (a)	58,800	3,216,360
Oracle Corporation (a)	5,900	55,873
Veritas Software Corporation (a) (o)	4,645	91,925

		3,364,158

Conglomerates — 0.20%

Textron Inc.	6,000	281,400

Construction — 0.28%

Centex Corporation (o)	6,700	387,193

Consumer Non-Durables — 0.19%

Avon Products Inc.	5,000	261,200

Consumer Products — 2.19%

Black & Decker Corporation	6,700	322,940
Eastman Kodak Company (o)	8,300	242,111
Gillette Company	15,000	508,050
Procter & Gamble Company	10,600	946,580
Sherwin-Williams Company	18,500	553,705
Whirlpool Corporation	6,700	437,912

		3,011,298

Consumer Services — 2.43%

First Data Corporation	89,900	3,344,280

Crude & Petroleum — 5.28%

Burlington Resources Inc. (o)	84,800	3,222,400
ChevronTexaco Corporation	11,948	1,057,398
Conoco Inc.	18,900	525,420
Exxon Mobil Corporation	60,262	2,465,921

		7,271,139

Electrical Equipment — 2.35%

Emerson Electric Company	6,300	337,113
General Electric Company	93,400	2,713,270
Tektronix Inc. (a) (o)	9,700	181,487

		3,231,870

Electronics — 0.17%

Micron Technology Inc. (a) (o)	10,000	202,200
Solectron Corporation (a) (o)	4,200	25,830

		228,030

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Energy — 1.31%

Cinergy Corporation	8,100	$291,519
Exelon Corporation	29,000	1,516,700

		1,808,219

Entertainment & Leisure — 0.41%

Harrah’s Entertainment Inc. (a) (o)	5,900	261,665
Walt Disney Company	16,100	304,290

		565,955

Fiber Optics — 0.15%

Corning Inc. (a) (o)	36,000	127,800
JDS Uniphase Corporation (a) (o)	30,000	80,100

		207,900

Finance — 1.28%

Capital One Financial Corporation (o)	5,500	335,775
Fiserv Inc. (a)	4,500	165,195
Household International Inc.	9,800	487,060
Lehman Brothers Holdings Inc. (o)	3,500	218,820
MBNA Corporation	11,100	367,077
Moody’s Corporation (o)	3,700	184,075

		1,758,002

Food, Beverages & Tobacco — 6.51%

Anheuser-Busch Companies, Inc.	15,400	770,000
Archer-Daniels-Midland Company	33,360	426,674
Coca-Cola Company	23,600	1,321,600
Coca-Cola Enterprises Inc. (o)	4,500	99,360
Conagra Inc.	18,100	500,465
Fortune Brands Inc.	3,600	201,600
H.J. Heinz Company	5,000	205,500
Pepsi Bottling Group, Inc.	48,700	1,499,960
PepsiCo Inc.	5,200	250,640
Philip Morris Companies Inc.	32,500	1,419,600
R.J. Reynolds Tobacco Holdings Inc.	36,100	1,940,375
Sara Lee Corporation (o)	16,000	330,240

		8,966,014

Health Care — 1.66%

Bausch & Lomb Inc. (o)	7,000	236,950
C.R. Bard Inc. (o)	5,400	305,532
McKesson Corporation (o)	53,500	1,749,450

		2,291,932

Hotels & Restaurants — 0.66%

Hilton Hotels Corporation	23,200	322,480
McDonald’s Corporation	15,400	438,130
Yum Brands Inc. (a)	5,000	146,250

		906,860

Machinery — 0.10%

Caterpillar Inc.	2,900	141,955

Manufacturing — 2.36%

3M Company	4,000	492,000
	Number of Shares or Principal Amount	Value

Eaton Corporation	3,500	$254,625
Ingersoll-Rand Company Ltd.	5,400	246,564
Precision Castparts Corporation	68,200	2,250,600

		3,243,789

Media — 2.10%

AOL Time Warner Inc. (a)	177,400	2,609,554
Gannett Company Inc.	3,800	288,420

		2,897,974

Medical Instruments — 1.95%

Cambrex Corporation	46,200	1,852,620
Guidant Corporation (a)	2,000	60,460
Medtronic Inc.	18,000	771,300

		2,684,380

Medical Services — 2.56%

Cardinal Health Inc.	9,100	558,831
Genzyme Corporation (a)	56,800	1,092,832
Health Management Associates Inc. (Class A) (a)	17,000	342,550
Humana Inc. (a)	16,600	259,458
Manor Care Inc. (a)	8,900	204,700
UnitedHealth Group Inc. (o)	10,500	961,275
Wellpoint Health Networks Inc. (a)	1,400	108,934

		3,528,580

Metals & Mining — 0.40%

United States Steel Corporation (o)	28,000	556,920

Misc. Financial Services — 10.17%

AMBAC Financial Group Inc.	40,400	2,714,880
American Express Company	12,300	446,736
Citigroup Inc.	132,837	5,147,434
Fannie Mae	46,200	3,407,250
Freddie Mac	9,200	563,040
Merrill Lynch & Company Inc.	37,900	1,534,950
Morgan Stanley Dean Witter & Company	4,400	189,552

		14,003,842

Multi-Line Insurance — 2.73%

American International Group Inc. (o)	21,897	1,494,032
Lincoln National Corporation	3,900	163,800
Marsh & McLennan Companies Inc.	14,900	1,439,340
MetLife Inc. (o)	14,000	403,200
UnumProvident Corporation	10,000	254,500

		3,754,872

Oil Services — 0.30%

Occidental Petroleum Corporation	14,000	419,860

Paper & Forest Products — 0.24%

Georgia-Pacific Group	13,500	331,830

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Pharmaceuticals — 10.24%

Abbott Laboratories	70,618	$2,658,768
Baxter International Inc.	2,900	128,905
Bristol-Myers Squibb Company	5,100	131,070
Eli Lilly & Company	4,300	242,520
Johnson & Johnson (o)	33,900	1,771,614
Merck & Company Inc.	14,300	724,152
Pfizer Inc.	73,800	2,583,000
Pharmacia Corporation	81,274	3,043,711
Schering-Plough Corporation	80,300	1,975,380
Wyeth	16,500	844,800

		14,103,920

Printing & Publishing — 2.08%

Donnelley (R.R.) & Sons Company	13,000	358,150
Lexmark International Group Inc. (a) (o)	46,200	2,513,280

		2,871,430

Property-Casualty Insurance — 0.21%

St. Paul Companies Inc.	7,400	288,008

Publishing — 0.06%

New York Times Company	1,600	82,400

Real Estate — 0.31%

Equity Office Properties Trust	14,000	421,400

Retail — 8.72%

American Greetings Corporation (a) (o)	3,000	49,980
Dillards Inc. (o)	66,400	1,745,656
Federated Department Stores Inc. (a)	9,100	361,270
Home Depot Inc.	73,100	2,684,963
Kohl’s Corporation (a)	12,000	840,960
May Department Stores Company	11,100	365,523
Safeway Inc. (a)	64,800	1,891,512
Target Corporation	45,200	1,722,120
Wal-Mart Stores Inc.	32,100	1,765,821
Walgreen Company (o)	15,000	579,450

		12,007,255

Savings and Loan — 0.58%

Golden West Financial Corporation	3,200	220,096
Washington Mutual Inc. (o)	15,450	573,349

		793,445

Semiconductors — 1.88%

Advanced Micro Devices Inc. (a) (o)	9,500	92,340
Altera Corporation (a) (o)	13,000	176,800
Applied Materials Inc. (a) (o)	20,000	380,400
Intel Corporation	65,900	1,203,993
Maxim Integrated Products Inc. (a) (o)	11,300	433,129
Texas Instruments Inc.	12,900	305,730

		2,592,392
	Number of Shares or Principal Amount	Value

Technology — 0.05%

Network Appliance Inc. (a) (o)	5,000	$62,200

Telecommunications — 3.16%

AT&T Corporation	136,200	1,457,340
BellSouth Corporation	19,400	611,100
SBC Communications Inc.	29,000	884,500
Sprint Corporation	22,000	233,420
Verizon Communications Inc.	28,800	1,156,320
WorldCom Inc. – WorldCom Group (a)	74,400	7,440

		4,350,120

Transportation — 2.23%

Burlington Northern Santa Fe Corporation	5,200	156,000
FedEx Corporation	42,200	2,253,480
Norfolk Southern Corporation	28,300	661,654

		3,071,134

Utilities — 0.97%

Ameren Corporation (o)	9,200	395,692
American Electric Power Inc.	10,500	420,210
PG&E Corporation (a)	4,300	76,927
Xcel Energy Inc. (o)	26,700	447,759

		1,340,588

Wireless Communications — 0.18%

Motorola Inc.	15,000	216,300
Sprint PCS (a) (o)	8,000	35,760

		252,060

Total Domestic Common Stocks
(Identified cost $154,629,064)		135,791,548

Foreign Stocks — 0.87%

Crude & Petroleum — 0.82%

Royal Dutch Petroleum Company (ADR)	20,600	1,138,562

Food, Beverages & Tobacco — 0.05%

Unilever	1,000	64,800

Total Foreign Stocks
(Identified cost $1,256,036)		1,203,362

U.S. Treasury Bills — 0.06%

United States Treasury Bills 1.96% due 10/03/02 (p)	$80,000	79,591

Total U.S. Treasury Bills
(Identified cost $79,591)		79,591

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

Number of Shares or Principal Amount		Value

Repurchase Agreement — 1.03%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $1,417,171 Collateral: U.S. Treasury Bond $1,455,000, Zero Coupon due 09/26/02, Value $1,448,453	$1,417,000	$1,417,000

Total Repurchase Agreement
(Identified cost $1,417,000)		1,417,000

Total Investments
(Identified cost $157,381,691)		$138,491,501

Other Assets Less Liabilities — (0.55)%		(757,206)

Net Assets 100%		$137,734,295

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2002.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(p)	Security segregated at the custodian as collateral for open futures contracts.
(ADR)	American Depository Receipt.

Open futures contracts as of June 30, 2002 are as follows:

Description	Expiration Month	Notional Amount (000s)	Unrealized Appreciation (Depreciation)

S&P Mini 500 Index	9/02	(19)	$(27,884)

			$(27,884)

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund
SUBADVISER’S COMMENTS

UBS Global Asset Management (US), Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $78 billion in assets under management, delivers the investment capabilities of UBS Asset Management in the Americas, a global financial leader with more than $370 billion in assets under management.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is to seek total return.

Investment Strategies

The Subadviser allocates the Fund’s assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The Subadviser bases the allocation upon the recommendation of its Strategic Allocation Model and reallocates on the first business day of each month. The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight in periods of anticipated strong market performance than in weak, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95 percent, 70 percent, 45 percent, 20 percent or 0 percent. The Model employs a bond risk premium determination in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Subadviser may use options and futures to adjust the Fund’s exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Subadviser may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

For the six-month period, the Fund was down 13.0 percent as compared to the S&P 500 Index, which declined 13.2 percent. The Strategic Allocation Model, to which the Fund adheres, indicated that the U.S. equity market was significantly oversold or undervalued, presenting investors with a buying opportunity. According to the Model, now is historically the time to be “in the market” as stocks generally begin to “price in” an economic recovery. Accordingly, the Fund is currently allocated approximately 95 percent by stocks and 5 percent in U.S. Treasury notes.

Being invested during the market’s good days is critical for benefiting from equity market performance. Over the twelve-year period from 1990 through the end of calendar year 2001, approximately 3,000 trading days, the S&P 500 had an average annual return of roughly 12.8 percent a year. Missing the 40 best days would have reduced performance to about 1.2 percent a year.

Future Investment Strategy

Using history as a guide, Brinson believes the markets may anticipate recovery; the S&P 500 Index was up 12 percent over the course of the fourth quarter, and respond in a positive fashion. Brinson believes this positive response will be bolstered as the economy’s rebound continues. Longer term, it is likely that equities may remain a solid performing asset class compared to cash and bonds from a return perspective. Assuming the historical pattern, positive relative

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
SUBADVISER’S COMMENTS

stock performance interrupted by periodic business cycle downturns, UBS believes a discipline like that followed by the Fund may have a greater opportunity to add value in the coming years than in the 1990s. The nineties began with a recession and evolved into an extended run of positive performance for stocks. UBS has no current plans to materially alter the internal strategic allocation model it followed during the six-month period.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.70%

Advertising — 0.22%

Interpublic Group of Companies Inc. (o)	900	$22,284
Omnicom Group Inc. (o)	500	22,900
TMP Worldwide Inc. (a) (o)	300	6,450

		51,634

Aerospace — 1.98%

Boeing Company	2,000	90,000
General Dynamics Corporation	500	53,175
Goodrich Corporation	300	8,196
Honeywell International Inc.	2,000	70,460
Lockheed Martin Corporation	1,100	76,450
Northrop Grumman Corporation (o)	300	37,500
Raytheon Company	1,000	40,750
Rockwell Collins Inc. (o)	500	13,710
United Technologies Corporation (o)	1,100	74,690

		464,931

Airlines — 0.03%

Delta Air Lines Inc.	300	6,000

Apparel & Textiles — 0.14%

Jones Apparel Group Inc. (a) (o)	300	11,250
Liz Claiborne Inc. (o)	300	9,540
V. F. Corporation	300	11,763

		32,553

Automotive — 1.04%

Delphi Automotive Systems Corporation	1,400	18,480
Ford Motor Company (o)	4,400	70,400
General Motors Corporation (o)	1,400	74,830
Genuine Parts Company	400	13,948
Goodyear Tire & Rubber Company	400	7,484
Johnson Controls Inc.	200	16,322
Navistar International Corporation (a) (o)	200	6,400
Paccar Inc. (o)	300	13,317
TRW Inc.	300	17,094
Visteon Corporation (o)	400	5,680

		243,955

Banking — 7.10%

AmSouth Bancorporation	900	20,142
Bank of America Corporation	3,700	260,332
Bank of New York Company Inc.	1,800	60,750
Bank One Corporation	2,800	107,744
BB & T Corporation (o)	1,200	46,320
Charter One Financial Inc.	600	20,628
Comerica Inc.	400	24,560
Fifth Third Bancorp	1,400	93,310
First Tennessee National Corporation (o)	300	11,490
FleetBoston Financial Corporation	2,500	80,875
Huntington Bancshares Inc.	700	13,594
	Number of Shares or Principal Amount	Value

J. P. Morgan Chase & Company (o)	4,800	$162,816
KeyCorp	1,100	30,030
Marshall & Ilsley Corporation (o)	500	15,465
Mellon Financial Corporation	1,100	34,573
National City Corporation	1,500	49,875
Northern Trust Corporation (o)	500	22,030
PNC Financial Services Group	700	36,596
Regions Financial Corporation (o)	600	21,090
SouthTrust Corporation	900	23,508
SunTrust Banks Inc.	700	47,404
Synovus Financial Corporation (o)	700	19,264
U.S. Bancorp (o)	4,600	107,410
Union Planters Corporation (o)	500	16,185
Wachovia Corporation	3,300	125,994
Wells Fargo & Company (o)	4,100	205,246
Zions Bancorporation	200	10,420

		1,667,651

Biotechnology — 0.56%

Amgen Inc. (a) (o)	2,500	104,700
Applied Biosystems Group — Applera Corporation (o)	500	9,745
Chiron Corporation (a) (o)	500	17,675

		132,120

Broadcasting — 1.10%

Clear Channel Communications Inc. (a)	1,500	48,030
Univision Communications Inc. (Class A) (a) (o)	600	18,840
Viacom Inc. (Class B) (a)	4,300	190,791

		257,661

Brokers — 0.05%

Bear Stearns Companies Inc. (o)	200	12,240

Building & Construction — 0.61%

Lowe's Companies Inc. (o)	1,900	86,260
Masco Corporation	1,200	32,532
Pulte Homes Inc. (o)	200	11,496
Vulcan Materials Company (o)	300	13,140

		143,428

Business Services — 0.74%

Automatic Data Processing Inc.	1,500	65,325
Computer Sciences Corporation (a)	400	19,120
Concord EFS Inc. (a) (o)	1,200	36,168
Paychex Inc. (o)	900	28,161
Robert Half International Inc. (a)	500	11,650
Xerox Corporation (a) (o)	1,800	12,546

		172,970

Cable — 0.23%

Comcast Corporation (Class A) (a) (o)	2,300	54,832

Chemicals — 1.40%

Air Products & Chemicals Inc.	600	30,282
Dow Chemical Company	2,200	75,636

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Du Pont (E. I.) de Nemours & Company	2,400	$106,560
Eastman Chemical Company	200	9,380
Ecolab Inc.	300	13,869
Engelhard Corporation	400	11,328
PPG Industries Inc.	400	24,760
Praxair Inc.	400	22,788
Rohm & Haas Company	600	24,294
Sigma-Aldrich Corporation	200	10,030

		328,927

Communications — 0.02%

PMC-Sierra Inc. (a) (o)	400	3,708

Computer Hardware — 3.82%

Apple Computer Inc. (a)	900	15,948
Cisco Systems Inc. (a)	17,800	248,310
Dell Computer Corporation (a)	6,300	164,682
EMC Corporation (a)	5,400	40,770
Gateway Inc. (a) (o)	900	3,996
Hewlett-Packard Company	7,300	111,544
International Business Machines Corporation	4,200	302,400
NCR Corporation (a) (o)	300	10,380

		898,030

Computer Services — 0.59%

Comverse Technology Inc. (a) (o)	500	4,630
Convergys Corporation (a) (o)	400	7,792
Electronic Data Systems Corporation (o)	1,200	44,580
Sabre Holdings Corporation (a) (o)	400	14,320
Sun Microsystems Inc. (a)	7,900	39,579
Unisys Corporation (a)	800	7,200
Yahoo! Inc. (a) (o)	1,400	20,664

		138,765

Computer Software — 4.20%

Adobe Systems Inc.	600	17,100
Autodesk Inc. (o)	300	3,975
BMC Software Inc. (a) (o)	600	9,960
Citrix Systems Inc. (a) (o)	500	3,020
Computer Associates International Inc. (o)	1,400	22,246
Compuware Corporation (a)	1,000	6,070
Intuit Inc. (a)	500	24,860
Mercury Interactive Corporation (a) (o)	200	4,592
Microsoft Corporation (a)	13,100	716,570
Oracle Corporation (a)	13,300	125,951
PeopleSoft Inc. (a) (o)	800	11,904
Rational Software Corporation (a) (o)	500	4,105
Siebel Systems Inc. (a)	1,200	17,064
Veritas Software Corporation (a) (o)	1,000	19,790

		987,207

Conglomerates — 0.08%

Textron Inc.	400	18,760
	Number of Shares or Principal Amount	Value

Construction — 0.10%

Centex Corporation (o)	200	$11,558
Fluor Corporation (o)	200	7,790
KB Home (o)	100	5,151

		24,499

Consumer Durables — 0.18%

Dana Corporation (o)	400	7,412
Harley-Davidson Inc.	700	35,889

		43,301

Consumer Non-Durables — 0.13%

Avon Products Inc.	600	31,344

Consumer Products — 3.02%

Alberto-Culver Company (Class B) (o)	200	9,560
Black & Decker Corporation	200	9,640
Brunswick Corporation	200	5,600
Clorox Company	600	24,810
Colgate-Palmolive Company	1,300	65,065
Eastman Kodak Company (o)	700	20,419
Gillette Company	2,600	88,062
International Flavors & Fragrances Inc.	300	9,747
Kimberly-Clark Corporation	1,300	80,600
Mattel Inc.	1,100	23,188
Maytag Corporation (o)	200	8,530
Newell Rubbermaid Inc.	700	24,542
Nike, Inc. (Class B) (o)	700	37,555
Procter & Gamble Company	3,100	276,830
Sherwin-Williams Company	400	11,972
Whirlpool Corporation	200	13,072

		709,192

Consumer Services — 0.37%

Apollo Group Inc. (Class A) (a) (o)	400	15,768
First Data Corporation	1,900	70,680

		86,448

Containers/Packaging — 0.11%

Ball Corporation	200	8,296
Pactiv Corporation (a)	400	9,520
Sealed Air Corporation (a) (o)	200	8,054

		25,870

Crude & Petroleum — 4.32%

Anadarko Petroleum Corporation	600	29,580
Burlington Resources Inc. (o)	500	19,000
ChevronTexaco Corporation (o)	2,600	230,100
Conoco Inc.	1,500	41,700
Exxon Mobil Corporation	16,400	671,088
Unocal Corporation	600	22,164

		1,013,632

Drugs & Medical Products — 0.12%

Becton, Dickinson & Company	600	20,670
Thermo Electron Corporation (a)	500	8,250

		28,920

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Electrical Equipment — 3.42%

Dominion Resources Inc.	700	$46,340
Emerson Electric Company	1,000	53,510
General Electric Company	24,100	700,105
Tektronix Inc. (a) (o)	200	3,742

		803,697

Electronics — 0.45%

Agere Systems Inc. (Class B) (a)	1	2
Broadcom Corporation (Class A) (a) (o)	700	12,278
KLA-Tencor Corporation (a) (o)	500	21,995
Micron Technology Inc. (a) (o)	1,500	30,330
PerkinElmer Inc. (o)	300	3,315
QLogic Corporation (a) (o)	200	7,620
Rockwell International Corporation	500	9,990
Sanmina-SCI Corporation (a) (o)	1,300	8,203
Solectron Corporation (a) (o)	2,000	12,300

		106,033

Energy — 1.33%

AES Corporation (a) (o)	1,400	7,588
American Power Conversion Corporation (a) (o)	500	6,315
Calpine Corporation (a) (o)	900	6,327
Cinergy Corporation	400	14,396
DTE Energy Company (o)	400	17,856
Duke Energy Corporation	2,000	62,200
Dynegy Inc.	900	6,480
Entergy Corporation	600	25,464
Exelon Corporation	800	41,840
FirstEnergy Corporation (o)	700	23,366
Mirant Corporation (a) (o)	1,000	7,300
Progress Energy Inc.	500	26,005
Reliant Energy Inc. (o)	800	13,520
TECO Energy Inc.	400	9,900
TXU Corporation	700	36,085
Williams Companies Inc. (o)	1,300	7,787

		312,429

Entertainment & Leisure — 0.67%

Carnival Corporation (o)	1,400	38,766
Harrah’s Entertainment Inc. (a) (o)	300	13,305
International Game Technology (a)	200	11,340
Walt Disney Company	5,000	94,500

		157,911

Fiber Optics — 0.09%

CIENA Corporation (a) (o)	900	3,771
Corning Inc. (a) (o)	2,400	8,520
JDS Uniphase Corporation (a)	3,400	9,078

		21,369

Finance — 1.73%

Capital One Financial Corporation (o)	500	30,525
Equifax Inc. (o)	400	10,800
Fiserv Inc. (a)	500	18,355
	Number of Shares or Principal Amount	Value

Franklin Resources Inc.	600	$25,584
H&R Block Inc. (o)	400	18,460
Household International Inc.	1,100	54,670
Lehman Brothers Holdings Inc. (o)	600	37,512
MBNA Corporation	2,100	69,447
MGIC Investment Corporation (o)	300	20,340
Moody’s Corporation (o)	400	19,900
Providian Financial Corporation (a) (o)	800	4,704
SLM Corporation (o)	400	38,760
State Street Corporation (o)	800	35,760
Stilwell Financial Inc.	600	10,920
T. Rowe Price Group Inc.	300	9,864

		405,601

Food, Beverages & Tobacco — 5.73%

Albertson’s Inc. (o)	1,000	30,460
Anheuser-Busch Companies, Inc.	2,100	105,000
Archer-Daniels-Midland Company	1,600	20,464
Brown-Forman Corporation (Class B) (o)	200	13,800
Campbell Soup Company	1,000	27,660
Coca-Cola Company	6,000	336,000
Coca-Cola Enterprises Inc. (o)	1,100	24,288
Conagra Inc.	1,300	35,945
Fortune Brands Inc.	400	22,400
General Mills Inc. (o)	900	39,672
H.J. Heinz Company	900	36,990
Hershey Foods Corporation	300	18,750
Kellogg Company	1,000	35,860
Pepsi Bottling Group, Inc. (o)	700	21,560
PepsiCo Inc.	4,300	207,260
Philip Morris Companies Inc.	5,200	227,136
Sara Lee Corporation (o)	1,900	39,216
Supervalu Inc.	300	7,359
Sysco Corporation	1,600	43,552
Wendy’s International Inc. (o)	300	11,949
Winn-Dixie Stores Inc. (o)	400	6,236
Wrigley (William Jr.) Company	600	33,210

		1,344,767

Forest Products — 0.07%

Plum Creek Timber Company Inc.	500	15,350

Health Care — 0.76%

Aetna Inc. (o)	400	19,188
Bausch & Lomb Inc. (o)	100	3,385
C.R. Bard Inc. (o)	100	5,658
HCA Inc. (o)	1,200	57,000
HEALTHSOUTH Corporation (a) (o)	1,000	12,790
McKesson Corporation (o)	700	22,890
Tenet Healthcare Corporation (a)	800	57,240

		178,151

Hotels & Restaurants — 0.82%

Darden Restaurants Inc. (o)	400	9,880
Hilton Hotels Corporation	900	12,510

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Marriott International Inc. (Class A)	600	$22,830
McDonald’s Corporation	3,100	88,195
Starbucks Corporation (a) (o)	900	22,365
Starwood Hotels & Resorts Worldwide Inc. (o)	500	16,445
Yum Brands Inc. (a)	700	20,475

		192,700

Insurance — 0.66%

ACE Ltd.	600	18,960
AFLAC Inc.	1,200	38,400
Aon Corporation	700	20,636
Cigna Corporation	300	29,226
Jefferson-Pilot Corporation (o)	400	18,800
Progressive Corporation	500	28,925

		154,947

Life Insurance — 0.05%

Torchmark Corporation	300	11,460

Machinery — 0.67%

Caterpillar Inc.	800	39,160
Deere & Company	600	28,740
Dover Corporation (o)	500	17,500
Illinois Tool Works Inc.	700	47,810
Pitney Bowes Inc. (o)	600	23,832

		157,042

Manufacturing — 1.33%

3M Company	900	110,700
American Standard Companies Inc. (a)	200	15,020
Avery Dennison Corporation	300	18,825
Cintas Corporation (o)	400	19,772
Cooper Industries Ltd. (Class A)	200	7,860
Danaher Corporation	400	26,540
Eaton Corporation	200	14,550
Ingersoll-Rand Company Ltd.	400	18,264
ITT Industries Inc.	200	14,120
Leggett & Platt Inc.	500	11,700
Molex Inc.	500	16,765
Pall Corporation	300	6,225
Parker-Hannifin Corporation (o)	300	14,337
Stanley Works (o)	200	8,202
W.W. Grainger Inc. (o)	200	10,020

		312,900

Media — 0.90%

AOL Time Warner Inc. (a)	10,800	158,868
Gannett Company Inc.	700	53,130

		211,998

Medical Instruments — 1.11%

Biomet Inc. (o)	700	18,984
Boston Scientific Corporation (a)	1,000	29,320
Guidant Corporation (a)	700	21,161
Medtronic Inc.	2,900	124,265
	Number of Shares or Principal Amount	Value

St. Jude Medical Inc. (a)	200	$14,770
Stryker Corporation	500	26,755
Waters Corporation (a) (o)	300	8,010
Zimmer Holdings Inc. (a)	500	17,830

		261,095

Medical Services — 0.97%

Biogen Inc. (a) (o)	400	16,572
Cardinal Health Inc.	1,100	67,551
Genzyme Corporation (a)	500	9,620
Health Management Associates Inc. (Class A) (a)	600	12,090
Humana Inc. (a)	400	6,252
IMS Health Inc. (o)	700	12,565
Manor Care Inc. (a)	300	6,900
UnitedHealth Group Inc. (o)	700	64,085
Wellpoint Health Networks Inc. (a)	400	31,124

		226,759

Metals & Mining — 0.86%

Alcan Inc.	800	30,016
Alcoa Inc.	2,100	69,615
El Paso Corporation	1,300	26,793
Freeport-McMoRan Copper & Gold (Class B) (a) (o)	400	7,140
INCO Ltd. (a) (o)	500	11,320
Kinder Morgan Inc. (o)	300	11,406
Newmont Mining Corporation (o)	1,000	26,330
Nucor Corporation	200	13,008
United States Steel Corporation (o)	300	5,967

		201,595

Misc. Financial Services — 5.12%

Ambac Financial Group Inc.	300	20,160
American Express Company	3,200	116,224
Charles Schwab Corporation (o)	3,300	36,960
Citigroup Inc.	12,500	484,375
Countrywide Credit Industries Inc.	300	14,475
Fannie Mae (o)	2,400	177,000
Freddie Mac	1,700	104,040
John Hancock Financial Services Inc.	700	24,640
MBIA Inc.	400	22,612
Merrill Lynch & Company Inc.	2,100	85,050
Morgan Stanley Dean Witter & Company	2,700	116,316

		1,201,852

Multi-Line Insurance — 2.87%

American International Group Inc. (o)	6,300	429,849
Cincinnati Financial Corporation (o)	400	18,612
Hartford Financial Services Group Inc.	600	35,682
Lincoln National Corporation	500	21,000
Loews Corporation	500	26,495
Marsh & McLennan Companies Inc.	700	67,620

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

MetLife Inc. (o)	1,700	$48,960
SAFECO Corporation	300	9,267
UnumProvident Corporation	600	15,270

		672,755

Oil Services — 1.66%

Amerada Hess Corporation	200	16,500
Apache Corporation	400	22,992
Baker Hughes Inc.	800	26,632
BJ Services Company (a) (o)	400	13,552
Devon Energy Corporation	400	19,712
EOG Resources Inc.	300	11,910
Halliburton Company	1,100	17,534
Kerr-McGee Corporation (o)	300	16,065
KeySpan Corporation	400	15,060
Marathon Oil Corporation	800	21,696
Nabors Industries Ltd. (a) (o)	400	14,120
Noble Corporation (a)	300	11,580
Occidental Petroleum Corporation	900	26,991
Phillips Petroleum Company	900	52,992
Rowan Companies Inc. (a) (o)	200	4,290
Schlumberger Ltd.	1,400	65,100
Sunoco Inc. (o)	200	7,126
Transocean Sedco Forex Inc.	800	24,920

		388,772

Paper & Forest Products — 0.31%

Georgia-Pacific Group	600	14,748
International Paper Company	1,200	52,296
Temple-Inland Inc. (o)	100	5,786

		72,830

Paper Products — 0.07%

MeadWestvaco Corporation (o)	500	16,780

Pharmaceuticals — 9.33%

Abbott Laboratories	3,800	143,070
Allergan Inc. (o)	300	20,025
AmerisourceBergen Corporation (o)	300	22,800
Baxter International Inc.	1,500	66,675
Bristol-Myers Squibb Company	4,700	120,790
Eli Lilly & Company	2,700	152,280
Forest Laboratories Inc. (a)	400	28,320
Immunex Corporation (a)	1,300	29,042
Johnson & Johnson (o)	7,300	381,498
King Pharmaceuticals Inc. (a)	600	13,350
MedImmune Inc. (a)	600	15,840
Merck & Company Inc.	5,500	278,520
Pfizer Inc.	15,100	528,500
Pharmacia Corporation	3,100	116,095
Schering-Plough Corporation	3,600	88,560
UST Inc.	400	13,600
Watson Pharmaceuticals Inc. (a) (o)	300	7,581
Wyeth	3,200	163,840

		2,190,386
	Number of Shares or Principal Amount	Value

Printing & Publishing — 0.23%

Donnelley (R.R.) & Sons Company	300	$8,265
Lexmark International Group Inc. (a) (o)	300	16,320
McGraw-Hill Companies Inc.	500	29,850

		54,435

Property-Casualty Insurance — 0.47%

Allstate Corporation	1,700	62,866
Chubb Corporation	400	28,320
St. Paul Companies Inc.	500	19,460

		110,646

Publishing — 0.33%

Dow Jones & Company Inc. (o)	200	9,690
Knight Ridder Inc.	200	12,590
New York Times Company	400	20,600
Tribune Company	800	34,800

		77,680

Raw Materials — 0.20%

Phelps Dodge Corporation (a) (o)	200	8,240
Weyerhaeuser Company	600	38,310

		46,550

Real Estate — 0.40%

Cendant Corporation (a) (o)	2,500	39,700
Equity Office Properties Trust	1,100	33,110
Equity Residential Properties Trust	700	20,125

		92,935

Retail — 6.74%

Autozone Inc. (a)	300	23,190
Bed Bath & Beyond Inc. (a)	700	26,418
Best Buy Company Inc. (a) (o)	800	29,040
Big Lots Inc. (a) (o)	300	5,904
Circuit City Stores Inc.	500	9,375
Costco Wholesale Corporation (a)	1,100	42,482
CVS Corporation	1,000	30,600
Dillards Inc. (Class A) (o)	200	5,258
Dollar General Corporation	800	15,224
Family Dollar Stores Inc.	400	14,100
Federated Department Stores Inc. (a)	500	19,850
Gap Inc. (o)	2,100	29,820
Hasbro Inc. (o)	500	6,780
Home Depot Inc.	5,700	209,361
J.C. Penney Company, Inc. (o)	700	15,414
Kohl’s Corporation (a)	800	56,064
Kroger Company (a)	1,900	37,810
Limited Brands (o)	1,300	27,690
May Department Stores Company	700	23,051
Nordstrom Inc. (o)	300	6,795
Office Depot Inc. (a)	800	13,440
Radioshack Corporation (o)	400	12,024
Safeway Inc. (a)	1,200	35,028

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Sears Roebuck & Company	800	$43,440
Staples Inc. (a)	1,100	21,670
Target Corporation	2,200	83,820
Tiffany & Company	400	14,080
TJX Companies Inc. (o)	1,300	25,493
Toys R Us Inc. (a) (o)	500	8,735
Wal-Mart Stores Inc.	10,800	594,108
Walgreen Company (o)	2,500	96,575

		1,582,639

Savings and Loan — 0.48%

Golden West Financial Corporation	400	27,512
Washington Mutual Inc. (o)	2,300	85,353

		112,865

Semiconductors — 2.66%

Advanced Micro Devices Inc. (a) (o)	900	8,748
Altera Corporation (a) (o)	1,000	13,600
Analog Devices Inc. (a)	900	26,730
Applied Materials Inc. (a) (o)	4,000	76,080
Applied Micro Circuits Corporation (a) (o)	800	3,784
Intel Corporation	16,200	295,974
LSI Logic Corporation (a) (o)	900	7,875
Maxim Integrated Products Inc. (a) (o)	800	30,664
National Semiconductor Corporation (a) (o)	400	11,668
Novellus Systems Inc. (a) (o)	400	13,600
Nvidia Corporation (a) (o)	400	6,872
Teradyne Inc. (a) (o)	500	11,750
Texas Instruments Inc.	4,200	99,540
Xilinx Inc. (a)	800	17,944

		624,829

Technology — 0.33%

Agilent Technologies Inc. (a)	1,100	26,015
Jabil Circuit Inc. (a) (o)	500	10,555
Linear Technology Corporation	800	25,144
Network Appliance Inc. (a) (o)	800	9,952
Symbol Technologies Inc. (o)	600	5,100

		76,766

Telecommunications — 3.97%

ADC Telecommunications Inc. (a)	2,100	4,809
Alltel Corporation	800	37,600
AT&T Corporation	9,200	98,440
Avaya Inc. (a) (o)	900	4,455
BellSouth Corporation	4,500	141,750
Centurytel Inc. (o)	400	11,800
Citizens Communications Company (a) (o)	800	6,688
Lucent Technologies Inc. (a) (o)	8,400	13,944
QUALCOMM Inc. (a) (o)	1,900	52,231
	Number of Shares or Principal Amount	Value

Qwest Communications International Inc. (a) (o)	4,100	$11,480
SBC Communications Inc.	8,100	247,050
Scientific Atlanta Inc.	400	6,580
Sprint Corporation	2,200	23,342
Tellabs Inc. (a) (o)	1,100	6,820
Verizon Communications Inc.	6,600	264,990

		931,979

Transportation — 0.75%

AMR Corporation (a)	400	6,744
Burlington Northern Santa Fe Corporation	900	27,000
CSX Corporation	500	17,525
FedEx Corporation	700	37,380
Norfolk Southern Corporation	900	21,042
Southwest Airlines Company	1,800	29,088
Union Pacific Corporation	600	37,968

		176,747

Utilities — 1.13%

Allegheny Energy Inc. (o)	300	7,725
Ameren Corporation (o)	400	17,204
American Electric Power Inc.	800	32,016
Consolidated Edison Inc. (o)	500	20,875
Constellation Energy Group Inc. (o)	400	11,736
Edison International (a)	800	13,600
FPL Group Inc. (o)	400	23,996
NiSource Inc.	500	10,915
PG&E Corporation (a)	1,000	17,890
PPL Corporation (o)	400	13,232
Public Service Enterprise Group	500	21,650
Sempra Energy (o)	500	11,065
Southern Company (o)	1,700	46,580
Xcel Energy Inc. (o)	1,000	16,770

		265,254

Waste Management — 0.19%

Allied Waste Industries Inc. (a)	500	4,800
Waste Management Inc.	1,500	39,075

		43,875

Wireless Communications — 0.58%

AT&T Wireless Services Inc. (a)	6,600	38,610
Motorola Inc.	5,500	79,310
Nextel Communications Inc. (Class A) (a) (o)	2,100	6,741
Sprint PCS (a) (o)	2,400	10,728

		135,389

Total Domestic Common Stocks
(Identified cost $23,757,547)		21,530,346

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Foreign Stocks — 2.18%

Crude & Petroleum — 1.20%

Royal Dutch Petroleum Company (ADR) (o)	5,100	$281,877

Food, Beverages & Tobacco — 0.39%

Unilever (o)	1,400	90,720

Insurance — 0.11%

XL Capital Ltd. (Class A) (o)	300	25,410

Manufacturing — 0.28%

Tyco International Ltd.	4,900	66,199

Metals & Mining — 0.14%

Barrick Gold Corporation (a) (o)	1,300	24,687
Placer Dome Inc.	800	8,968

		33,655

Telecommunications — 0.06%

Nortel Networks Corporation (a) (o)	9,500	13,775

Total Foreign Stocks
(Identified cost $655,984)		511,636

Number of Shares or Principal Amount		Value

U. S. Treasury Obligations — 6.03%

U.S. Treasury Note 6.125% due 08/15/07	$1,300,000	$1,416,926

Total U. S. Treasury Obligations
(Identified cost $1,391,692)		1,416,926

Total Investments
(Identified cost $25,805,223)		$23,458,908

Other Assets Less Liabilities — 0.09%		20,006

Net Assets — 100%		$23,478,914

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund
SUBADVISER’S COMMENTS

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW Group, Inc. manages approximately $88.5 billion for institutional clients, and its normal investment minimum is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.

Investment Strategies

The Government Securities Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund’s investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association (‘‘GNMA Certificates’’) are examples of full faith and credit securities. Agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States include Fannie Mae and Freddie Mac. To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations (‘‘CMOs’’). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The U.S. Treasury market appears well on its way to outperforming the equity market again this year, for the third consecutive year. The last time the treasury market outperformed equities three years in a row was 1939-1941. After rising sharply in the first quarter as the economy began to recover at a much faster rate than expected, interest rates reversed course in the second quarter as equity markets plummeted and investors sought the relative safety of the U.S. Government market. Most of the stock market decline has been attributed to the precipitous decline in investor confidence brought on by persistent concerns about corporate accounting practices, worries about domestic terrorism, and political tensions in the Middle East and Asia. The Fed has kept the overnight bank-lending rate at 1.75 percent since the beginning of the year, citing uncertainties related to the strength of the recovery.

Even though most Treasury yields were significantly above year-end levels at the end of the first quarter, the interest rate rally in the second quarter brought many Treasury yields back down below the levels observed at the end of 2001. The 10-year U.S. Treasury closed at a yield of 4.80 percent on the last day of trading in June, 0.25 percent below its close 6 months earlier. The 2-year Treasury fell 0.21 percent to 2.81 percent and the 5-year was down 0.27 percent at 4.03 percent.

The Lehman Mortgage Index earned a total rate of return of 4.51 percent in the first half of 2002, exceeding the 3.79 percent return of the Lehman Aggregate Index, the 3.26 percent return of the Lehman Government/Credit Index and the 2.63 percent return of the Lehman Credit Index by wide margins. Spreads between mortgages and treasuries tightened in the first three months of the year due to a decline in market volatility, but widened back out in the last three months reflecting the increase in prepayment rate risk that accompanied the steep decline in interest rates. Longer

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund  — (Continued)
SUBADVISER’S COMMENTS

duration assets have outperformed since the beginning of the year because of the sharp decline in interest rates over the past several weeks. The discount coupons earned higher returns than the premiums and both the Freddie Mac and Fannie Mae sub-sectors have outperformed Ginnie Mae. Demand for mortgage product has been strong. Financing rates have been attractive and the new issue CMO market robust.

Future Investment Strategy

Most economists expect GDP to slow from the first quarter’s torrid pace of 5 percent to between 2.5 percent to 3.5 percent for the rest of the year. A favorable inflationary climate and moderating economy will reduce the likelihood that the Fed will have to increase interest rates significantly in the near future and supports expectations of stable bond market returns over the next few months. Many investors are calling for a rate increase from the Fed in November, although some have recently hinted at the possibility of another rate cut due to the abysmal performance of the stock market. Mortgage rates are now at 6-month lows and another 0.30 to 0.40 percent decline will result in another wave of refinancing activity. Extension concerns have been replaced with refinancing concerns and mortgage prices have adjusted recently to reflect this increased risk. TCW’s outlook for the returns of the mortgage sector of the Fund is favorable. Call protection has always been a major tenet of TCW’s investment strategy. This structural feature minimizes the negative impact of increases in prepayment rate risk on mortgage securities and enhances the Fund’s returns during periods of declining interest rates.

Although government securities may be guaranteed as to the timely payment of principal and interest, fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Agency Obligations — 86.74%

Fannie Mae — 12.90%

5.50%, due 01/01/09	$867,248	$890,113
6.50%, due 02/01/09	56,390	59,075
5.50%, due 06/01/09	1,820,169	1,876,342
7.00%, due 03/01/14	683,091	716,192
8.00%, due 11/01/16	1,431,511	1,539,454
6.50%, due 08/01/19	4,680,996	4,821,929
10.00%, due 07/01/20	80,528	90,406
9.50%, due 08/01/20	178,023	195,879
9.50%, due 10/01/20	428,180	471,126
6.00%, due 11/01/28	2,891,354	2,909,144
6.00%, due 11/01/28	5,625,057	5,659,666
7.00%, due 11/01/30	3,184,971	3,302,159
1.00%, due 06/01/32	5,000,000	5,028,125

		27,559,610

Freddie Mac Participation Certificates — 8.24%

7.00%, due 09/01/17	600,166	627,518
7.00%, due 10/01/17	833,049	871,015
10.00%, due 10/01/18	374,502	422,734
10.00%, due 07/01/20	639,397	722,923
10.00%, due 10/01/20	308,152	348,622
9.00%, due 10/01/22	555,238	610,429
6.50%, due 02/01/31	5,669,024	5,791,752
6.50%, due 03/01/31	4,637,070	4,737,457
6.50%, due 05/01/31	3,388,564	3,461,922

		17,594,372

Federal Housing Administration — 0.80%

7.18%, due 02/20/29	1,718,768	1,710,174

Federal Home Loan Banks — 7.43%

6.50%, due 07/01/21	6,195,325	6,375,451
6.00%, due 10/01/31	9,492,443	9,484,638

		15,860,089

Government National Mortgage Association — 57.37%

9.00%, due 08/15/16	2,668	2,944
7.00%, due 12/15/27	2,193,392	2,286,101
6.50%, due 08/15/28	1,009,576	1,035,346
6.50%, due 02/20/29	5,902,227	6,022,099
6.50%, due 05/15/29	3,815,116	3,908,997
7.00%, due 06/15/29	2,102,766	2,188,306
7.00%, due 10/15/29	2,797,731	2,911,541
6.50%, due 04/20/31	14,205,501	14,462,012
6.00%, due 12/15/31	9,897,475	9,906,109
6.00%, due 12/15/31	2,940,602	2,943,167
6.00%, due 12/15/31	6,905,698	6,911,722
6.00%, due 01/15/32	9,959,912	9,967,888
	Number of Shares or Principal Amount	Value

6.50%, due 01/15/32	$9,910,685	$10,131,353
6.50%, due 01/15/32	9,764,449	9,981,860
1.00%, due 03/20/32	4,913,895	5,001,784
6.50%, due 06/15/32	15,000,000	15,333,984
7.00%, due 10/15/33	14,431,696	15,038,211
5.95%, due 11/15/33	4,407,564	4,499,933

		122,533,357

Total Agency Obligations
(Identified cost $181,419,278)		185,257,602

Collateralized Mortgage Obligations — 6.05%

Chase Mortgage Finance Corporation 19.10%, due 05/25/28 (v)	3,386,325	4,118,265
Fannie Mae Series 1994-10 Class M 6.50%, due 06/25/23	205,562	214,404
Freddie Mac Series 1552 Class YA 17.60%, due 08/15/23 (v)	148,585	149,157
Freddie Mac Series 1634 Class SB 8.80%, due 12/15/23 (v)	2,222,727	2,326,551
PNC Mortgage Securities Corporation 6.25%, due 02/25/14	2,337,806	2,404,247
PNC Mortgage Securities Corporation Series 1998-5 6.625%, due 07/25/28	973,186	1,007,481
Structured Asset Securities Corporation 6.75%, due 03/25/29	2,636,848	2,702,505

Total Collateralized Mortgage Obligations
(Identified cost $10,808,663)		12,922,610

Commercial Paper — 2.35%

Wal Mart Stores Inc. 1.73%, due 07/02/02	$5,024,000	5,023,759

Total Commercial Paper
(Identified cost $5,023,759)		5,023,759

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Repurchase Agreements — 4.46%

State Street Bank & Trust Repurchase Agreement 1.45%, due 07/01/02, Maturity Value $9,523,151 Collateral: U.S. Treasury Bond, $9,760,000, Zero Coupon due 09/26/02, Value $9,716,080	$9,522,000	$9,522,000

Total Repurchase Agreements
(Identified cost $9,522,000)		9,522,000

Number of Shares or Principal Amount	Value

Total Investments
(Identified cost $206,773,700)	$212,725,971

Other Assets Less Liabilities — 0.40%	860,865

Net Assets — 100%	$213,586,836

(v)	Inverse floater; interest rate is as of June 30, 2002.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund
SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.

Investment Strategies

The High-Yield Bond Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing U.S. corporate bonds that are rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B– to BB+ by Standard & Poor’s Corporation (“S&P”), which are commonly known as “junk bonds.” The Fund’s investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness; their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The macro themes of accounting integrity and corporate credibility overwhelmed the high-yield market’s positive technical characteristics resulting in a very difficult quarter. In particular, the high-yield market has been significantly impacted by the rapid collapse of Adelphia Communications Corporation and WorldCom. The magnitude of the questionable accounting practices of these companies has disillusioned many investors. The heightened level of investor distrust created by these financial implosions has caused bond investors to reassess some of the traditional metrics used to evaluate credit risk, such as, EBITDA, operating cash flow, and asset values. The impact has been a contagion effect whereby several industries have been hit hard with respect to the prices of their securities and access to capital. Included within these industries are cable, independent power producers, media, pipelines, and telecommunications. Caywood-Scholl witnessed the spread of a contagion effect whereby many traditionally asset rich, investment grade companies found their bonds trading at high-yield levels. Included in this group were AOL Time Warner Inc., AT&T, Cox Communications, El Paso Energy, Sprint, and Williams. As these high-grade issuers’ bonds depreciated in value, their high-yield brethren’s securities adjusted downward in value to reflect the appropriate risk discounts. Accordingly, the high-yield indices had their worst month ever in June. However, because the indices had such a heavy weighting in Qwest Communications and WorldCom, they were hit much harder than money managers with well-diversified portfolios.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
SUBADVISER’S COMMENTS

In addition to problems experienced in high-yield, the economy has seen the broader market reduce its expectations of a recovery in corporate profitability. The combination of waning confidence in corporate America and the capital markets caused investors to hem in their appetite for risk. In the high-yield market, this risk reduction trend has manifested itself in the further reinforcement of the bifurcated market. Whereby the higher quality portion of the market generally trades in a 7.5 percent to 9.0 percent range, the lower quality portion trades between 12 percent and 25 percent.

Future Investment Strategy

The consensus expectation for the second half of the year is for a modest economic pickup. Any sort of improvement should help lower the high-yield bond default rate. Moody’s expects the default rate to decline from 10.25 percent in May to 8.3 percent by year-end on a modest recovery assumption. In addition to economic expectations, The Fed’s survey of senior loan officers is known to be a statistically reliable leading indicator of default rates. In the most recent survey, April 2002, there was a decline in tightening standards from the preceding survey, thus a positive indication of lower future default rates.

As the economy improves and capital becomes more readily available, Caywood-Scholl expects high-yields to provide attractive risk adjusted returns. Extremely wide spreads for the Merrill Lynch High-Yield Index at 0.781 percent and 0.734 percent over treasuries for June 2002 and December 2001, respectively, may help provide upside potential for the second half of the year. The Fund will maintain its defensive posture, emphasizing liquidity and diversification while investing in the higher quality tiers of the market.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 84.41%

Aerospace — 0.06%

United Air Lines Inc. 10.25%, due 07/15/21 (o)	$200,000	$100,000

Apparel & Textiles — 0.84%

Fruit of the Loom Inc. 8.875%, due 04/15/06 (b)	300,000	6,750
Levi Strauss & Company 7.00%, due 11/01/06 (o)	1,100,000	913,000
Levi Strauss & Company 11.625%, due 01/15/08	425,000	403,750

		1,323,500

Automotive — 3.49%

Autonation Inc. 9.00%, due 08/01/08	1,750,000	1,802,500
Avis Group Holdings Inc. 11.00%, due 05/01/09	750,000	817,500
Navistar International Corporation 9.375%, due 06/01/06	650,000	669,500
Sonic Automotive Inc. 11.00%, due 08/01/08	1,050,000	1,102,500
United Rentals Inc. (Series B) 8.80%, due 08/15/08 (o)	1,100,000	1,089,000

		5,481,000

Banking — 1.00%

Western Financial Bank 8.875%, due 08/01/07	850,000	818,682
Western Financial Bank 9.625%, due 05/15/12	750,000	750,000

		1,568,682

Broadcasting — 4.60%

Echostar DBS Corporation 9.125%, due 01/15/09 (144A)	500,000	457,500
Echostar DBS Corporation 9.375%, due 02/01/09 (o)	1,200,000	1,110,000
Fox Family Worldwide Inc. 0%/10.25%, due 11/01/07 (c)	633,409	675,372
Fox Family Worldwide Inc. 9.25%, due 11/01/07	900,000	951,750
Fox Sports Networks LLC 0%/9.75%, due 08/15/07 (c)	2,400,000	2,448,000
Sinclair Broadcast Group Inc. 8.75%, due 12/15/07	700,000	696,500
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	650,000	650,000
Sinclair Broadcast Group Inc. 8.00%, due 03/15/12	250,000	246,250

		7,235,372
	Number of Shares or Principal Amount	Value

Building & Construction — 1.47%

Building Materials Corporation America 7.75%, due 07/15/05	$350,000	$308,438
Integrated Electrical Services 9.375%, due 02/01/09 (o)	1,400,000	1,344,000
Nortek Inc. 8.875%, due 08/01/08	400,000	403,000
Nortek Inc. (Series B) 9.125%, due 09/01/07	250,000	253,125

		2,308,563

Business Services — 1.26%

Xerox Corporation 9.75%, due 01/15/09 (144A)	900,000	738,000
Xerox Corporation 7.20%, due 04/01/16 (o)	1,750,000	1,242,500

		1,980,500

Cable — 2.52%

Adelphia Communications Corporation 8.375%, due 02/01/08 (b) (o)	250,000	100,000
Adelphia Communications Corporation 7.875%, due 05/01/09 (b) (o)	250,000	96,250
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	243,000
Adelphia Communications Corporation 10.875%, due 10/01/10 (b)	250,000	98,750
Charter Communication Holdings 8.25%, due 04/01/07 (o)	1,100,000	737,000
Charter Communication Holdings 8.625%, due 04/01/09 (o)	1,400,000	938,000
Charter Communications Holdings 10.75%, due 10/01/09	200,000	140,500
CSC Holdings Inc. 7.625%, due 04/01/11 (o)	2,000,000	1,609,160

		3,962,660

Chemicals — 0.98%

Lyondell Chemical Company 9.875%, due 05/01/07	450,000	430,875
PCI Chemicals Canada Company 10.00%, due 12/31/08 (o)	253,742	172,862
Pioneer Americas Inc. 5.355%, due 12/31/06 (v)	84,581	55,083
Scotts Company 8.625%, due 01/15/09	500,000	515,625
Scotts Company 8.625%, due 01/15/09 (144A)	350,000	360,938

		1,535,383

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Communications — 0.00%

Globalstar Telecommunications (Wts) (a) (d) (144A)	$700	$—
Loral Space & Communication Ltd. (Wts) (a)	850	394
Loral Space & Communications (Wts) (a)	5,584	3,350

		3,744

Computer Services — 0.36%

Lucent Technologies Inc. 6.45%, due 03/15/29	$1,100,000	566,500

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (a) (144A)	500	148

Consumer Products — 2.53%

Chattem Inc. (Series B) 8.875%, due 04/01/08	$484,000	488,840
Elizabeth Arden Inc. 11.75%, due 02/01/11 (o)	850,000	871,250
French Fragrances Inc. (Series B) 10.375%, due 05/15/07	550,000	508,750
French Fragrances Inc. (Series D) 10.375%, due 05/15/07	150,000	136,500
Sealy Mattress Company (Series B) 0%/10.875%, due 12/15/07 (c)	2,000,000	1,970,000

		3,975,340

Containers/Packaging — 0.81%

Owens Illinois Inc. 8.10%, due 05/15/07	350,000	330,750
Owens Illinois Inc. 7.35%, due 05/15/08 (o)	950,000	855,000
Owens Illinois Inc. 7.50%, due 05/15/10	100,000	89,500

		1,275,250

Electrical Equipment — 0.76%

BRL Universal Equipment 8.875%, due 02/15/08	1,200,000	1,188,000

Energy — 4.07%

Calpine Canada Energy Finance 8.50%, due 05/01/08	2,325,000	1,592,625
Calpine Corporation 7.75%, due 04/15/09 (o)	800,000	520,000
Calpine Corporation 8.625%, due 08/15/10 (o)	50,000	32,500
CMS Energy Corporation 9.875%, due 10/15/07 (o)	550,000	412,500
CMS Energy Corporation 7.50%, due 01/15/09	1,000,000	690,000
Cogentrix Energy Inc. 8.75%, due 10/15/08	1,250,000	1,240,420
El Paso Corporation 7.00%, due 05/15/11 (o)	750,000	717,770
	Number of Shares or Principal Amount	Value

El Paso Corporation 7.875%, due 06/15/12 (144A)	$500,000	$503,387
Ocean Energy Inc. (Series B) 8.375%, due 07/01/08	650,000	685,750

		6,394,952

Fiber Optics — 0.04%

Williams Communications Group 11.70%, due 08/01/08	750,000	58,125

Finance — 1.21%

Ford Motor Credit Company 6.50%, due 01/25/07 (o)	650,000	650,594
Pemex Project Funding Master Trust 9.125%, due 10/13/10	750,000	787,500
UCAR Finance Inc. 10.25%, due 02/15/12 (144A)	450,000	459,000

		1,897,094

Food, Beverages & Tobacco — 4.90%

Canandaigua Brands Inc. 8.625%, due 08/01/06 (o)	550,000	577,500
Canandaigua Brands Inc. 8.50%, due 03/01/09	500,000	515,000
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	454,500
Dole Food Inc. 7.25%, due 05/01/09	1,400,000	1,431,469
Ingles Markets Inc. 8.875%, due 12/01/11	1,100,000	1,094,500
Land O Lakes Inc. 8.75%, due 11/15/11 (144A)	350,000	329,000
NBTY Inc. (Series B) 8.625%, due 09/15/07	750,000	744,375
Stater Brothers Holdings Inc. 10.75%, due 08/15/06	950,000	978,500
Winn-Dixie Stores Inc. 8.875%, due 04/01/08 (o)	1,575,000	1,575,000

		7,699,844

Gaming — 0.68%

Circus Circus Enterprises Inc. 9.25%, due 12/01/05 (o)	600,000	616,500
Mirage Resorts Inc. 6.75%, due 08/01/07	450,000	451,880

		1,068,380

Health Care — 3.46%

Advanced Medical Optics Inc. 9.25%, due 07/15/10 (144A)	1,650,000	1,629,375
Beverly Enterprises Inc. 9.625%, due 04/15/09 (o)	900,000	922,500
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08	150,000	157,253
Dade International Inc. (Series B) 11.125%, due 05/01/06 (b)	500,000	467,375
Healthsouth Corporation 8.50%, due 02/01/08 (o)	750,000	787,500

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Healthsouth Corporation 10.75%, due 10/01/08 (o)	$500,000	$552,500
Healthsouth Corporation 7.625%, due 06/01/12 (144A)	500,000	495,310
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	420,000

		5,431,813

Hotels & Restaurants — 10.57%

Boyd Gaming Corporation 9.50%, due 07/15/07	750,000	757,500
Felcor Lodging Limited Partnership 8.50%, due 06/01/11	600,000	588,000
Foodmaker Corporation (Series B) 9.75%, due 11/01/03	200,000	202,000
Foodmaker Inc. 8.375%, due 04/15/08	1,200,000	1,231,500
Hilton Hotels Corporation 7.625%, due 05/15/08	1,600,000	1,632,705
Host Marriot 8.375%, due 02/15/06	250,000	245,000
Host Marriott 9.50%, due 01/15/07 (144A)	1,200,000	1,210,500
John Q Hammons Hotels LP 8.875%, due 05/15/12 (144A)	350,000	343,000
Mandalay Resort Group 10.25%, due 08/01/07 (o)	1,100,000	1,153,625
Meristar Hospitality Corporation 9.125%, due 01/15/11 (144A)	2,350,000	2,244,250
MGM Grand Inc. 9.75%, due 06/01/07 (o)	1,000,000	1,055,000
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,147,143
Park Place Entertainment Corporation 7.875%, due 03/15/10 (144A)	850,000	843,625
Park Place Entertainment Corporation 8.125%, due 05/15/11 (o)	1,500,000	1,492,500
Starwood Hotels & Resorts 7.875%, due 05/01/12 (144A)	1,300,000	1,274,000
Station Casinos Inc. 8.875%, due 12/01/08	650,000	659,750
Station Casinos Inc. 9.875%, due 07/01/10	500,000	528,750

		16,608,848

Machinery — 2.58%

Briggs & Stratton Corporation 8.875%, due 03/15/11	1,600,000	1,680,000
Columbus McKinnon Corporation 8.50%, due 04/01/08 (o)	350,000	322,000
Flowserve Corporation 12.25%, due 08/15/10	325,000	367,250
Navistar International Corporation (Series B) 8.00%, due 02/01/08 (o)	400,000	385,000
Teekay Shipping Corporation 8.875%, due 07/15/11	1,250,000	1,300,000

		4,054,250
	Number of Shares or Principal Amount	Value

Media — 1.90%

AOL Time Warner Inc. 5.625%, due 05/01/05 (o)	$1,000,000	$981,212
AOL Time Warner Inc. 6.875%, due 05/01/12	500,000	461,124
Corus Entertainment Inc. 8.75%, due 03/01/12	$1,550,000	1,550,000

		2,992,336

Medical Instruments —1.30%

Charles River Labs Inc. (Wts) (a) (144A)	350	79,348
Fisher Scientific International Inc. 9.00%, due 02/01/08	$950,000	971,375
Fisher Scientific International Inc. 8.125%, due 05/01/12 (144A)	1,000,000	995,000

		2,045,723

Medical Services — 1.07%

Triad Hospitals Holdings Inc. 11.00%, due 05/15/09	600,000	660,000
Triad Hospitals Inc. 8.75%, due 05/01/09	150,000	156,750
Warner Chilcott Inc. 12.625%, due 02/15/08	750,000	856,875

		1,673,625

Metals & Mining — 3.66%

AK Steel Corporation 7.875%, due 02/15/09 (o)	700,000	700,000
Alaska Steel Corporation 7.75%, due 06/15/12 (144A)	500,000	495,000
Dresser Inc. 9.375%, due 04/15/11 (144A)	750,000	759,375
Panhandle Eastern Pipe Line Company 7.875%, due 08/15/04	500,000	494,796
Steel Dynamics Inc. 9.50%, due 03/15/09 (144A)	400,000	422,000
United States Steel LLC 10.75%, due 08/01/08 (144A)	1,600,000	1,664,000
Williams Companies Inc. 7.125%, due 09/01/11 (o)	1,500,000	1,214,700

		5,749,871

Misc. Financial Services — 0.42%

Ford Motor Credit Company 7.25%, due 10/25/11	650,000	653,117

Oil Services — 5.01%

Chesapeake Energy Corporation 8.375%, due 11/01/08	500,000	500,000
Chesapeake Energy Corporation 8.125%, due 04/01/11 (o)	1,000,000	982,500
EOTT Energy Partners LP 11.00%, due 10/01/09	250,000	180,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Forest Oil Corporation 7.75%, due 05/01/14 (144A)	$250,000	$241,250
Grant Prideco Inc 9.625%, due 12/01/07 (o)	500,000	522,500
Hanover Equipment Test 8.75%, due 09/01/11 (144A)	600,000	549,000
Key Energy Services Inc. 8.375%, due 03/01/08	250,000	256,250
Nuevo Energy Company 9.50%, due 06/01/08	800,000	806,000
Pioneer Natural Resources Company 9.625%, due 04/01/10	2,400,000	2,637,792
Tesoro Petroleum Corporation 9.625%, due 04/01/12 (144A)	1,300,000	1,189,500

		7,864,792

Paper & Forest Products — 1.18%

Buckeye Technologies Inc. 8.00%, due 10/15/10	130,000	106,600
Georgia Pacific Corporation 8.125%, due 05/15/11 (o)	1,500,000	1,435,647
Georgia Pacific Corporation 9.50%, due 12/01/11	300,000	305,352

		1,847,599

Pharmaceuticals — 1.87%

AdvancePCS 8.50%, due 04/01/08	750,000	774,375
AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	671,125
Biovail Corp 7.875%, due 04/01/10	1,550,000	1,495,750

		2,941,250

Printing & Publishing — 0.63%

Nebraska Book Company Inc. 8.75%, due 02/15/08	250,000	243,750
Primedia Inc. 8.875%, due 05/15/11 (o)	1,000,000	750,000

		993,750

Retail — 5.84%

Amerigas Partners LP / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	750,000	780,000
Buhrmann U.S. Inc. 12.25%, due 11/01/09	550,000	572,000
Cole National Group Inc. 8.625%, due 08/15/07	1,300,000	1,283,750
Gap Inc. 0%/8.8%, due 12/15/08 (c) (o)	900,000	928,436
K Mart Corporation 9.875%, due 06/15/08 (144A) (b)	800,000	316,000
Michaels Stores Inc. 9.25%, due 07/01/09 (o)	1,800,000	1,908,000
Penney (JC) Company Inc. 7.65%, due 08/15/16	500,000	425,000
Penney (JC) Company Inc. 8.25%, due 08/15/22	1,450,000	1,272,375
	Number of Shares or Principal Amount	Value

Penney (JC) Inc. 7.95%, due 04/01/17	$100,000	$90,500
Petco Animal Supplies Inc. 10.75%, due 11/01/11	1,050,000	1,134,000
Saks Inc. 8.25%, due 11/15/08 (o)	500,000	472,500

		9,182,561

Semiconductor — 0.76%

Amkor Technology Inc. 9.25%, due 05/01/06	1,450,000	1,189,000

Telecommunications — 4.03%

Block Communications 9.25%, due 04/15/09 (144A)	400,000	400,000
Crown Castle International Corporation 0%/10.625%, due 11/15/07 (c)	1,050,000	703,500
Crown Castle International Corporation 9.375%, due 08/01/11 (o)	$300,000	189,000
E. Spire Communications Inc. (Wts) (a) (d) (144A)	800	—
Global Crossings Holdings Ltd. 9.625%, due 05/15/08 (b)	$850,000	8,500
Intermedia Communications Inc. (Series B) 0%/11.25%, due 07/15/07 (c) (k)	150,000	46,500
Intermedia Communications Inc. (Series B) 8.50%, due 01/15/08 (k) (o)	300,000	93,000
Level 3 Communications Inc. 6.00%, due 09/15/09	350,000	91,000
Level 3 Communications Inc. 6.00%, due 03/15/10	1,000,000	236,250
Nextel Communications 0%/10.65%, due 09/15/07 (c) (o)	1,100,000	599,500
Nextel Communications 0%/9.75%, due 10/31/07 (c) (o)	200,000	100,000
Nextel Communications 0%/9.95%, due 02/15/08 (c) (o)	150,000	72,000
Nextlink Communications 0%/9.45%, due 04/15/08 (b) (c)	850,000	12,750
Nextlink Communications 10.75%, due 11/15/08 (b)	250,000	6,250
Panamsat Corporation 8.50%, due 02/01/12 (144A)	1,725,000	1,587,000
Pathnet Inc. 12.25%, due 04/15/08 (b)	$250,000	2,500
Pathnet Inc. (Wts) (a) (d) (144A)	250	—
Qwest Capital Funding Inc. 7.25%, due 02/15/11 (o)	$1,500,000	840,000
Sprint Capital Corporation 8.375%, due 03/15/12 (144A)	1,050,000	869,878
Telecorp PCS Inc. 10.625%, due 07/15/10	422,000	394,570
Worldcom Inc. 7.50%, due 05/15/11 (k) (o)	600,000	90,000

		6,342,198
THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Textiles — 2.03%

Interface Inc. 10.375%, due 02/01/10	$1,150,000	$1,224,750
Phillips Van Heusen Corporation 9.50%, due 05/01/08	1,500,000	1,522,500
Polymer Group Inc. (Series B) 9.00%, due 07/01/07 (b)	700,000	140,000
Westpoint Stevens Inc. 7.875%, due 06/15/08	500,000	305,000

		3,192,250

Transportation — 0.72%

Trico Marine Services Inc. 8.875%, due 05/15/12 (144A)	1,150,000	1,138,500

Utilities — 2.92%

AES Corporation 9.50%, due 06/01/09 (o)	700,000	462,000
AES Corporation 9.375%, due 09/15/10 (o)	400,000	260,000
AES Corporation 8.875%, due 02/15/11 (o)	1,000,000	620,000
Constellation Brands Inc. 8.125%, due 01/15/12	450,000	461,812
Ferrellgas Partners LP (Series B) 9.375%, due 06/15/06	900,000	927,000
Midland Cogeneration Venture (Series C-91) 10.33%, due 07/23/02	26,212	26,212
Midland Funding Corporation (Series C-94) 10.33%, due 07/23/02	28,224	28,224
Mirant Americas Generation LLC 8.30%, due 05/01/11 (o)	2,250,000	1,800,000

		4,585,248

Waste Management — 2.33%

Allied Waste North America Inc. 7.375%, due 01/01/04	200,000	194,000
Allied Waste North America Inc. 7.625%, due 01/01/06	900,000	868,500
Allied Waste North America Inc. 8.875%, due 04/01/08	700,000	686,000
Allied Waste North America Inc. 7.875%, due 01/01/09	850,000	816,000
Allied Waste North America Inc. 10.00%, due 08/01/09 (o)	700,000	687,806
Waste Management Inc. 7.375%, due 08/01/10	400,000	415,340

		3,667,646
	Number of Shares or Principal Amount	Value

Wireless Communications — 0.55%

AT&T Wireless 8.125%, due 05/01/12 (o)	$250,000	$203,860
Leap Wireless International Inc. (Wts) (a) (d) (144A)	5,000	—
Voicestream Wireless Corporation 11.50%, due 09/15/09	$500,000	455,000
Voicestream Wireless Corporation 10.375%, due 11/15/09	206,647	198,381

		857,241

Total Domestic Corporate Bonds
(Identified cost $143,578,079)		132,634,655

Convertible Corporate Bonds — 0.49%

Wireless Communications — 0.49%

Nextel Communications 5.25%, due 01/15/10	1,850,000	765,438

Total Convertible Corporate Bonds
( Identified cost $1,177,645 )		765,438

Domestic Common and Preferred Stocks — 0.02%

Chemicals — 0.02%

Pioneer Companies Inc. Common New (a)	16,408	32,816

Electronics — 0.00%

Axiohm Transaction Solutions Private Placement (a) (d)	4,056	—

Total Domestic Common and Preferred Stocks
(Identified cost $656,683)		32,816

Foreign Bonds and Stocks — 6.68%

Broadcasting — 1.95%

Grupo Televisa 8.00%, due 09/13/11	$1,650,000	1,551,000
Rogers Communications Inc. 9.125%, due 01/15/06	800,000	736,000
Satelites Mexicanos 10.125%, due 11/01/04	1,200,000	576,000
Tv Azteca 10.50%, due 02/15/07	200,000	194,000

		3,057,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

Energy — 0.10%

YPF Sociedad Anonima 9.125%, due 02/24/09 (o)	$250,000	$150,000

Finance — 0.31%

PDVSA Finance Ltd. 9.375%, due 11/15/07 (o)	500,000	493,750

Government Bond — 1.55%

United Mexican States 9.875%, due 01/15/07	250,000	280,000
United Mexican States 8.625%, due 03/12/08	700,000	747,950
United Mexican States 9.875%, due 02/01/10	1,250,000	1,400,000

		2,427,950

Oil Services — 0.68%

Petroleos Mexicano 9.375%, due 12/02/08	1,000,000	1,072,500

Retail — 0.37%

Tyco International Group 6.375%, due 10/15/11 (o)	$750,000	574,132

Telecommunications — 0.85%

AT&T Canada Inc. Deposit Receipts (Class B) (a) (o)	514	16,340
Flag Ltd. 8.25%, due 01/30/08 (b)	$500,000	45,000
Rogers Cantel Inc. 8.80%, due 10/01/07 (o)	800,000	520,000
Telewest Communications 0%/9.25%, due 04/15/09 (c) (o)	1,750,000	525,000
Telewest Communications 9.875%, due 02/01/10	350,000	136,500
Telewest PLC 11.00%, due 10/01/07	250,000	100,000

		1,342,840
	Number of Shares or Principal Amount	Value

Transportation — 0.23%

TBS Shipping International Ltd. (Wts) (a) (d) (m)	12,063	$—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	2,807	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	3,311	—
TBS Shipping International Ltd. 10.00%, due 02/08/08 (d) (m)	$295,057	85,567
TBS Shipping International Ltd. (Common Stock) (Class C) (a) (d) (m)	6,818	—
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (m)	7,305	—
TFM 10.25%, due 06/15/07 (o)	$300,000	280,500

		366,067

Wireless Communications — 0.64%

Grupo Iusacell 14.25%, due 12/01/06	1,350,000	1,012,500

Total Foreign Bonds and Stocks
(Identified cost $14,091,009)		10,496,739

U.S. Treasury Notes — 0.78%

4.625%, due 05/15/06	500,000	515,000
4.375%, due 05/15/07	700,000	709,625

		1,224,625

Total U.S. Treasury Notes
Identified cost $1,216,569)		1,224,625

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Repurchase Agreement — 4.87%

State Street Bank & Trust Repurchase Agreement 1.45%, due 07/01/02, Maturity Value $7,657,925 Collateral: U.S. Treasury Bond $7,850,000, Zero Coupon due 09/26/02 Value $7,814,675	$7,657,000	$7,657,000

Total Repurchase Agreement
(Identified cost $7,657,000)		7,657,000

Number of Shares or Principal Amount	Value

Total Investments
(Identified cost $168,376,985)	$152,811,273

Other Assets Less Liabilities — 2.75%	4,314,157

Net Assets — 100%	$157,125,430

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)
Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.

(d)	Security is fair valued at June 30, 2002.
(k)	Declared bankruptcy since June 30, 2002. Fund has since ceased accrual of interest.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(v)	Variable interest rate security; interest rate is as of June 30, 2002.
(Wts)
Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund
SUBADVISER’S COMMENTS

MBIA Capital Management Corp.
Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA manages approximately $36 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

Investment Strategies

As a matter of fundamental policy, the Tax-Exempt Income Fund normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal income tax. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the subadviser tries to limit risk as much as possible. The Fund generally invests in investment grade municipal securities. The subadviser analyzes municipalities, their credit risk, market trends and investment cycles. The subadviser attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The subadviser will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the subadviser may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund’s net asset value. When rates are falling and prices are rising, the subadviser may adopt a longer weighted average maturity. The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The Fund’s performance was due to the Fund’s over-weight in defensive premium coupons in the intermediate part of the yield curve, which outperformed the general market. The Fund also benefited from its overweight in outperforming states like Illinois, Michigan, Washington and Ohio.

Future Investment Strategy

While the Fed maintained a neutral bias and high levels of event risk existed in the taxable and equity markets, the near term outlook for tax-exempts remains solid. Offsetting these positive forces, however, is the “rate shock” of the current low level of interest rates. For the near term MBIA remains cautious by maintaining a neutral duration in the Fund as compared to the index and a defensive coupon and maturity structure.

Depending on an investor’s specific situation, distributions from this fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Principal Amount	Value

Municipal Bonds — 96.89%

Alabama — 5.27%

Alabama Housing Finance Authority Single Family Mortgage Revenue Home Mortgage GNMA Collateral Series A-1 6.55% due 10/01/14	$230,000	$239,414
Jefferson County Alabama Sewer Revenue Capital Improvement Series A (FGIC Insured) 5.00% due 02/01/33	500,000	482,640
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	1,000,000	1,040,480

		1,762,534

Arizona — 3.39%

Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,133,540

California — 4.48%

California State General Obligation Bonds 5.125% due 06/01/25	500,000	493,045
University California Revenues Series K 5.25% due 09/01/24	1,000,000	1,006,600

		1,499,645

Colorado — 5.20%

Colorado Department of Transportation Revenue Anticipation Notes (AMBAC Insured) 6.00% due 06/15/15	1,000,000	1,120,040
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	618,954

		1,738,994

Florida — 5.04%

Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,625,000	1,684,134

Georgia — 1.54%

Atlanta Downtown Development Authority Underground Atlanta Project 6.25% due 10/01/12	500,000	515,005

Illinois — 8.41%

Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	1,000,000	1,022,970
Cook County Illinois Series A 5.125% due 11/15/26	1,000,000	987,030
Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project 5.25% due 12/15/28	800,000	800,160

		2,810,160
	Principal Amount	Value

Indiana — 3.20%

Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	$1,000,000	$1,070,150

Massachusetts — 2.29%

Massachusetts State Housing Finance Agency Revenue Residential FNMA Collateral Series A 6.90% due 11/15/24	750,000	764,948

Michigan — 5.59%

Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.50% due 10/01/08	700,000	778,666
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.75% due 10/01/16	1,000,000	1,089,590

		1,868,256

Missouri — 3.32%

Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,109,260

Nevada — 7.02%

Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,439,438
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	908,767

		2,348,205

New York — 7.40%

New York Series B (FGIC Insured) 1.35% due 10/01/22	120,000	120,000
New York City Transitional Financial Services Future Tax Secured Series C 5.875% due 11/01/14	400,000	444,120
New York State Dormitory Authority Revenues City University Systems Consolidated Forth General Series A 5.25% due 07/01/30	1,000,000	1,000,690
Triborough Bridge & Tunnel Authority, New York General Purpose Series A 6.00% due 01/01/10	800,000	908,936

		2,473,746

Ohio — 8.51%

Cincinnati Ohio Water Systems Revenue 5.00% due 12/01/05	400,000	431,540
Hamilton County Ohio Sales Tax Hamilton County Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	981,750

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Principal Amount	Value

Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	$1,000,000	$1,114,800
Ohio State Higher Education Capital Facilities Series II A 5.50% due 12/01/10	285,000	317,715

		2,845,805

Oklahoma — 4.57%

Tulsa, Oklahoma General Obligation Bonds 6.30% due 06/01/17	1,500,000	1,526,550

South Carolina — 3.95%

South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	1,200,000	1,320,120

Tennessee — 3.28%

Metro Government Nashville & Davidson Refunding Series A & B 5.25% due 10/15/09	1,000,000	1,098,200

Texas — 3.21%

Harris County Texas Health Facilities Development Christus Health Series A 5.75% due 07/01/14	1,000,000	1,072,900

Virginia — 0.76%

Virginia Commonwealth Transportation Board Federal Highway Reimbursement Anticipation Note 5.50% due 10/01/06	230,000	254,099

Washington — 7.85%

Washington State Series B 5.00% due 01/01/27	1,000,000	967,190
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	596,900
Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A 5.50% due 07/01/04	1,000,000	1,061,020

		2,625,110

Wisconsin — 2.61%

Milwaukee Wisconsin Series F 6.00% due 11/15/04	800,000	871,840

Total Municipal Bonds
(Identified Cost $31,051,421)		32,393,201

	Principal Amount	Value

Short-Term Municipal Securities — 1.53%

Michigan — 1.53%

University of Michigan Revenues Med Service Plan Series A 1.30% due 07/01/02 (v)	$115,000	$115,000
University of Michigan Revenues 1.45% due 07/01/02 (v)	65,000	65,000
University of Michigan Revenues Refunding Service Plan A 1 1.50% due 07/01/02 (v)	190,000	190,000
University of Michigan Revenues 1.55% due 07/01/02 (v)	40,000	40,000
University of Michigan Revenues 1.60% due 07/01/02 (v)	100,000	100,000

		510,000

Total Short-Term Municipal Securities
(Identified Cost $510,000)		510,000

Total Investments
(Identified cost $31,561,421)		$32,903,201

Other Assets Less Liabilities — 1.58%		528,000

Net Assets — 100%		$33,431,201

(v)	Variable interest rate security; Interest rate is as of June 30, 2002, and is adjusted daily. Maturity date shown is the next interest reset date.
(AMBAC)	American Bond Assurance Corporation
(FGIC)	Financial Guaranty Insurance Corporation
(FSA)	Financial Security Assurance
(MBIA)	Municipal Bond Insurance Association

See notes to financial statements

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund
SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC
Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Founded in 1971, Pacific Investment Management Company (“PIMCO”) has grown to become a worldwide leader in fixed income money management. PIMCO is headquartered in Newport Beach, Calif. with offices in Munich, London, Tokyo, Sydney and Singapore. The firm has approximately $274 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is capital appreciation.

Investment Strategies

The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as “junk bonds,” rated CCC to BB by S&P, Caa to Ba by Moody’s, or, if unrated, determined by the subadviser to be of comparable quality. Junk bonds may comprise no more than 20 percent of the Fund’s total assets. In selecting fixed income securities, the subadviser will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund’s performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Fund may invest up to 30 percent of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75 percent of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The subadviser expects a high portfolio turnover rate of 100 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets.

2002 First Half Performance Review

Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Sources of volatility were: outrage at accounting and corporate governance scandals among telecom and energy/pipeline companies, losses in Brazilian bonds amid election-related uncertainty, and a sharp fall in the dollar. Treasuries outpaced corporate bonds and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgages also performed well given their high yields and strong credit quality.

The Fund lagged its benchmark for the six-month period ended June 30, 2002. PIMCO sought to anticipate reflationary forces in the markets by moving toward near-index duration and increasing exposure to stable, attractively priced corporates. While positioning the Fund early for an expected turn in the economy may pay off in the long run, these strategies detracted from year-to-date returns. Near-index duration was neutral for returns. A near-index yield curve position was neutral for returns. Increased corporate exposure, especially holdings of telecom and energy/pipeline companies, was negative for returns. Asset-backed bonds were positive as investors sought their strong collateral

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
SUBADVISER’S COMMENTS

protection and premium yields. Emerging market bonds detracted from returns as Brazil’s problems adversely affected the entire asset class. An increased allocation to developed non-U.S. bonds was modestly negative as the flight to safety caused U.S. interest rates to fall the most.

Future Investment Strategy

PIMCO believes the era of disinflation is over. Reflation may dominate over the next several years, sustaining a mild recovery with inflation peaking at 3 to 4 percent. This turning point may prove difficult for financial assets, as interest rates may trend higher in a reflationary environment. PIMCO believes that the cyclical recovery in the U.S. may slow as concerns about corporate governance and accounting issues will discourage a revival in business investment.

PIMCO will limit interest rate risk and focus the Fund on higher-yielding mortgage, corporate and emerging market bonds that provide a margin of safety. Target duration will be near or modestly below the benchmark given PIMCO’s expectations for an upward bias in rates. Focus on short/intermediate maturity issues, which are less sensitive to reflationary pressures than longer maturities. PIMCO will continue to overweight mortgages to capture premium yields with minimal credit risk, but target allocation closer to benchmark levels following the strong rally in this sector. PIMCO’s target for the Fund will be near-index weighting of corporates, focusing security selection on stable credits with sound corporate governance and transparent accounting practices. PIMCO’s outlook for telecom and energy/pipeline holdings that hurt performance in the second quarter is positive given their strong cash flow and asset coverages. Emerging market bonds with solid credit fundamentals, such as Brazil, may be an attractive source of yield going forward despite recent negative performance. The Fund will hold high quality asset-backed securities to benefit from strong collateral protection and attractive yields and increase developed non-U.S. positions, especially in the Eurozone, which continue to offer attractive relative value.

There are specific risks associated with some of the securities held in this fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the fund to loss of principal. In addition, this fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds and Notes — 52.67%

Aerospace — 2.80%

Martin Marietta Corporation 6.50% due 04/15/03	$200,000	$204,899
Raytheon Company 6.45% due 08/15/02	400,000	402,123
Raytheon Company 7.90% due 03/01/03 (o)	500,000	512,805

		1,119,827

Airlines — 1.56%

American Airlines Inc. 6.978% due 04/01/11 (144A)	99,727	103,829
American Airlines Inc. 7.024% due 04/15/11	100,000	104,698
American Airlines Inc. 7.858% due 10/01/11 (144A)	100,000	108,519
Delta Air Lines Inc. 7.111% due 03/18/13	100,000	105,743
Delta Airlines Inc. 7.57% due 11/18/10	100,000	107,284
United Airlines Inc. 7.73% due 07/01/10	100,000	94,115

		624,188

Automotive — 1.51%

Daimlerchrysler North America 2.22% due 08/16/02 (v)	150,000	149,065
Daimlerchrysler North America 2.657% due 09/16/02 (v)	250,000	250,619
Daimlerchrysler North America 6.84% due 10/15/02	200,000	202,274

		601,958

Broadcasting — 0.26%

Fox Liberty Networks 8.875% due 08/15/07	100,000	103,000

Cable — 4.32%

Cox Communications Inc. 6.50% due 11/15/02	100,000	100,287
Cox Communications Inc. 6.15% due 08/01/03 (r)	400,000	403,346
Cox Communications Inc. 6.75% due 03/15/11 (o)	300,000	267,614
CSC Holdings Inc. 8.125% due 07/15/09	100,000	82,649
CSC Holdings Inc. 7.625% due 04/01/11 (o)	200,000	160,916
Tele Communications Inc. 8.25% due 01/15/03	300,000	304,416
Tele Communications Inc. 6.375% due 05/01/03	400,000	408,505

		1,727,733
	Number of Shares or Principal Amount	Value

Electrical Equipment — 1.78%

Dominion Resources Inc. 2.537% due 09/16/02 (r) (v)	$100,000	$100,053
Dominion Resources Inc. 7.40% due 09/16/02	200,000	201,658
Toledo Edison Company 8.70% due 09/01/02	200,000	201,521
Toledo Edison Company 7.82% due 03/31/03 (o)	200,000	206,639

		709,871

Energy — 6.69%

Dynegy Holdings Inc. 8.75% due 02/15/12 (o)	300,000	223,500
Dynegy Inc. 6.875% due 07/15/02	250,000	242,500
El Paso Natural Gas Company 8.375% due 06/15/32 (144A)	300,000	308,530
Entergy Mississippi Inc. 7.75% due 02/15/03	200,000	205,550
Illinois Power Company 6.25% due 07/15/02	200,000	199,730
Indiana Michigan Power Company 2.523% due 09/03/02 (v)	200,000	200,075
Midwest Generation 8.56% due 01/02/16	100,000	100,026
Niagara Mohawk Power Corporation 5.875% due 09/01/02	500,000	502,206
Niagara Mohawk Power Corporation 7.25% due 10/01/02	151,220	152,905
Niagara Mohawk Power Corporation 7.75% due 05/15/06	100,000	109,036
PSEG Energy Holdings Inc. 8.50% due 06/15/11	100,000	93,342
South Point Energy Center 8.40% due 05/30/12 (144A)	181,782	141,790
Teco Energy Inc. 7.00% due 10/01/15 (r)	100,000	100,967
WCG Corporation Inc. 8.25% due 03/15/04 (144A)	100,000	92,532

		2,672,689

Entertainment & Leisure — 2.21%

MGM Mirage Inc. 6.625% due 02/01/05	270,000	272,729
MGM Mirage Inc. 6.95% due 02/01/05	400,000	405,662
Station Casinos Inc. 8.375% due 02/15/08 (o)	200,000	204,250

		882,641

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 1.66%

Kroger Company 2.65% due 08/16/02 (r) (v)	$150,000	$150,028
Reynolds (R J) Tobacco Holdings Inc. 7.375% due 05/15/03	300,000	308,527
RJR Nabisco Inc. 7.375% due 05/15/03 (144A)	200,000	206,176

		664,731

Forest Products — 0.50%

Weyerhaeuser Company 3.012% due 09/16/02 (144A) (v)	200,000	200,059

Health Care — 1.75%

Beverly Enterprises 9.00% due 02/15/06	100,000	100,125
HCA Healthcare Company 3.379% due 09/19/02 (v)	600,000	600,200

		700,325

Hotels & Restaurants — 3.00%

Hilton Hotels Corporation 7.70% due 07/15/02	500,000	500,394
Host Marriot 8.375% due 02/15/06	200,000	196,000
ITT Corporation 6.75% due 11/15/03	50,000	50,607
ITT Corporation 6.75% due 11/15/05	150,000	148,210
Park Place Entertainment Corporation 7.95% due 08/01/03	200,000	204,453
Starwood Hotels & Resorts 7.875% due 05/01/12 (144A)	100,000	98,000

		1,197,664

Media — 0.69%

AOL Time Warner Inc. 6.875% due 05/01/12	300,000	276,675

Medical Instruments — 0.51%

Beckman Instruments Inc. 7.10% due 03/04/03	100,000	102,173
Bergen Brunswig Corporation 7.375% due 01/15/03	100,000	99,750

		201,923

Misc. Financial Services — 8.92%

Chrysler Financial Corporation 1.98% due 07/17/02 (v)	100,000	99,996
CIT Group Inc. 2.01% due 07/13/02 (v)	300,000	297,450
CIT Group Inc. 2.04% due 09/13/02 (v)	200,000	198,300
CIT Group Inc. 6.375% due 11/15/02	70,000	69,439
	Number of Shares or Principal Amount	Value

CIT Group Inc. 5.92% due 01/15/03	$100,000	$98,549
Ford Motor Credit Company 2.04% due 08/13/02 (v)	200,000	198,846
Ford Motor Credit Company 2.168% due 09/03/02 (v)	50,000	49,574
Ford Motor Credit Company 6.55% due 09/10/02	100,000	100,614
Ford Motor Credit Company 7.75% due 11/15/02	140,000	142,286
Ford Motor Credit Company 7.25% due 01/15/03	86,000	87,703
Ford Motor Credit Company 7.50% due 01/15/03	200,000	204,223
Ford Motor Credit Company 7.25% due 10/25/11	40,000	40,192
Gemstone Investor Limited 7.71% due 10/31/04 (144A)	100,000	97,465
General Motors Acceptance Corporation 2.229% due 07/23/02 (v)	90,681	90,909
General Motors Acceptance Corporation 2.06% due 08/14/02 (v)	200,000	199,522
General Motors Acceptance Corporation 5.875% due 01/22/03	100,000	101,515
General Motors Acceptance Corporation 6.125% due 09/15/06 (o)	100,000	101,415
Household Finance Corporation 3.14% due 09/11/02 (v)	150,000	150,991
Household Finance Corporation 5.875% due 11/01/02	200,000	202,354
HSBC Capital Funding 10.176% due 06/30/30 (144A) (o) (v)	150,000	191,991
Qwest Capital Funding Inc. 2.463% due 07/08/02 (v)	100,000	98,000
Qwest Capital Funding Inc. 7.75% due 02/15/31 (o)	200,000	104,000
Sprint Capital Corporation 5.70% due 11/15/03	100,000	88,862
Sprint Capital Corporation 7.625% due 01/30/11 (o)	200,000	159,126
Sprint Capital Corporation 6.875% due 11/15/28 (o)	200,000	125,186
Sprint Capital Corporation 8.75% due 03/15/32 (144A)	90,000	67,686
United States West Capital Funding Inc. 6.125% due 07/15/02	200,000	196,000

		3,562,194

Oil Services — 2.97%

CMS Panhandle Holding Company 6.50% due 07/15/09	70,000	59,319
Coastal Corporation 8.125% due 09/15/02	700,000	701,724

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Williams Companies Inc. 6.20% due 08/01/02	$200,000	$198,098
Williams Companies Inc. 6.50% due 11/15/02	150,000	144,248
Williams Companies Inc. 8.75% due 03/15/32 (144A)	100,000	81,459

		1,184,848

Other — 1.77%

GS Escrow Corporation 2.913% due 08/01/02 (v)	170,000	169,134
GS Escrow Corporation 7.00% due 08/01/03	520,000	539,459

		708,593

Paper & Forest Products — 0.78%

International Paper Company 8.99% due 03/21/03	300,000	313,059

Real Estate — 0.77%

EOP Operating Limited Partnership 6.375% due 02/15/03 (o)	300,000	306,196

Telecommunications — 3.79%

AT & T Corporation 3.72% due 07/18/02 (144A) (v)	300,000	291,000
AT & T Corporation 8.00% due 11/15/31 (144A)	150,000	117,750
Centurytel Inc. 7.75% due 10/15/02 (r)	100,000	101,057
Panamsat Corporation 6.00% due 01/15/03 (o)	200,000	197,970
Qwest Corporation 7.625% due 06/09/03 (o)	150,000	138,000
Sprint Corporation 8.125% due 07/15/02	150,000	149,770
U.S. West Communications Inc., 6.375% due 10/15/02	275,000	261,250
United Telecommunications 9.50% due 04/01/03	200,000	209,322
Worldcom Inc. 7.375% due 01/15/03 (144A) (r) (t)	240,000	46,800

		1,512,919

Transportation — 1.00%

Norfolk Southern Corporation 2.621% due 07/30/02 (v)	400,000	399,909

Travel/Entertainment/ Leisure — 0.52%

International Game Technology 7.875% due 05/15/04	200,000	206,000

Utilities — 1.25%

National Rural Utilities 2.94% due 07/26/02 (v)	500,000	499,954
	Number of Shares or Principal Amount	Value

Waste Management — 1.25%

Allied Waste North America Inc. 7.375% due 01/01/04 (o)	$100,000	$97,000
USA Waste Services Inc. 6.50% due 12/15/02	200,000	202,271
Waste Management Inc. 6.625% due 07/15/02	200,000	200,315

		499,586

Wireless Communications — 0.41%

AT&T Wireless 8.125% due 05/01/12 (o)	200,000	163,088

Total Domestic Corporate Bonds and Notes
(Identified cost $21,661,133)		21,039,630

Foreign Bonds — 3.77%

Broadcasting — 0.74%

British Sky Broadcasting Group 8.20% due 07/15/09	300,000	294,905

Cable — 0.52%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	200,000	208,000

Misc. Financial Services — 0.24%

Pemex Project Funding Master Trust 8.00% due 11/15/11 (144A)	100,000	98,500

Telecommunications — 2.27%

British Telecom 3.182% due 09/16/02 (v)	300,000	300,568
Deutsche Telekom International 8.00% due 06/15/10 (o)	190,000	189,175
France Telecom 9.00% due 09/01/02	300,000	265,355
France Telecom 3.637% due 09/16/02 (v)	100,000	100,153
KPN 7.50% due 10/01/05 (o)	50,000	50,909

		906,160

Total Foreign Bonds
(Identified cost $1,584,558)		1,507,565

Asset-Backed Securities — 5.88%

Finance — 0.61%

Merrill Lynch Mortgage Inc. 2.198% due 07/25/02 (v)	244,023	244,628

Misc. Financial Services — 5.27%

Asset Backed Securities Corporation, 2.26% due 07/15/02 (v)	319,615	320,636
Bear Stearns Arm Trust, Series 2001-3, Class A2, 2.24% due 06/25/02 (v)	237,234	237,888

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares or Principal Amount	Value

Bear Stearns Arm Trust, Series 2001-A, Class AII, 2.02% due 07/15/02 (v)	$178,631	$178,631
Chase Funding Loan Acquisition Trust, 2.08% due 06/25/02 (v)	427,113	424,022
First Alliance Mortgage Trust, Series 1999-4, Class A2, 2.219% due 07/20/02 (v)	66,535	66,600
Structured Asset Securities Corporation, 2.11% due 07/25/02 (v)	497,005	496,850
Structured Asset Securities Corporation, 2.13% due 07/25/02 (v)	296,437	296,505
Structured Asset Securities Corporation, 2.32% due 07/25/02 (v)	83,451	84,183

		2,105,315

Total Asset-Backed Securities
(Identified cost $2,349,586)		2,349,943

Mortgage-Backed Securities — 8.18%

Banking — 0.09%

Countrywide Home Loans Inc. Pass Through Certificates, Series 1999-3, Class A1, 6.05% due 04/25/29	37,453	37,751

Finance — 1.20%

Credit Suisse First Boston Mortgage, 2.24% due 06/25/02 (v)	370,773	369,866
Credit Suisse First Boston Mortgage, Series 1999-1, Class A1, 6.75% due 01/15/08	105,330	107,558

		477,424

Misc. Financial Services — 6.89%

Bear Stearns Arm Trust 6.952% due 06/25/31	120,141	122,694
Bear Stearns Arm Trust, Series 2001-10, Class IA, 6.184% due 12/25/31	306,593	312,418
Bear Stearns Arm Trust, Series 2001-10, Class VA, 6.195% due 02/25/32	230,756	235,660
Bear Stearns Arm Trust, Series 2001-9, Class IA, 6.299% due 01/25/32 (v)	350,980	360,708
C Bass Trust 2.18% due 06/25/02 (v)	90,410	90,576
Chase Mortgage Finance Trust 7.25% due 02/25/31	380,472	384,138
First Horizon Asset Securities 7.00% due 05/25/30	91,658	94,437
	Number of Shares or Principal Amount	Value

GE Capital Mortgage Services Inc., Series 1998-14, Class A1, 6.25% due 10/25/28	$82,506	$82,921
Impac CMB Trust, Series 2001-4, Class A, 2.26% due 06/25/02 (v)	186,114	186,740
Impac Secured Assets Common Owner Trust, Series 1999-2, Class A3, 2.54% due 06/25/02 (v)	21,268	21,281
Impac Secured Assets Common Owner Trust, Series 2001-7, Class AI1, 2.06% due 06/25/02 (v)	188,547	188,312
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1, 6.25% due 01/25/32 (v)	264,918	272,901
Vanderbilt Acquisition Loan Trust, 3.28% due 01/07/13 (v)	400,000	399,972

		2,752,758

Total Mortgage-Backed Securities
(Identified cost $3,254,681)		3,267,933

U. S. Government Obligations — 49.50%

Fannie Mae — 29.05%

6.50% due 12/01/99 (TBA)	1,000,000	1,018,750
5.50% due 12/31/99 (TBA)	5,000,000	5,004,700
6.00% due 12/31/99 (TBA)	3,000,000	3,059,070
6.00% due 12/31/99 (TBA)	1,000,000	1,015,940
7.00% due 12/31/99 (TBA)	1,000,000	1,035,000
Remic 6.00% due 09/25/11	300,000	309,420
Remic 6.50% due 09/25/19	161,366	162,375

		11,605,255

Freddie Mac — 7.15%

2.19% due 07/15/02 (v)	125,786	125,841
5.25% due 07/15/11	458,167	467,588
6.25% due 08/25/22	200,000	209,216
6.50% due 04/15/29	242,934	237,751
6.50% due 12/31/99 (TBA)	500,000	518,280
Discount Notes 1.75% due 07/24/02	1,300,000	1,298,547

		2,857,223

Ginnie Mae — 11.46%

6.375% due 08/01/02	106,051	108,028
6.75% due 11/01/02	123,698	128,272
6.75% due 11/01/02	41,515	42,912
6.625% due 02/02/03	61,009	63,416
5.875% due 05/01/03	73,208	75,416
6.50% due 12/15/99 (TBA)	1,000,000	1,020,000
6.00% due 12/31/99 (TBA)	2,000,000	1,996,240
7.50% due 12/31/99 (TBA)	1,000,000	1,054,060
Remic 6.50% due 06/01/32	100,000	90,251

		4,578,595

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002

	Number of Shares or Principal Amount	Value

U. S. Treasury Bills — 0.78%

0%/1.71% due 08/15/02 (c) (p)	$310,000	$309,364

U. S. Treasury Bonds — 0.81%

6.25% due 08/15/23 (o)	200,000	214,285
3.375% due 04/15/32 (o)	101,033	106,764

		321,049

U. S. Treasury Notes — 0.25%

4.875% due 02/15/12 (o)	100,000	100,375

Total U. S. Government Obligations
(Identified cost $19,694,267)		19,771,861

Foreign Government Obligations — 3.68%

Brazil Federative Republic 3.063% due 10/15/02 (q) (v)	224,000	176,400
Brazil Federative Republic 11.50% due 03/12/08	170,000	115,600
Peru Republic 9.125% due 02/21/12	100,000	90,550
Republic of Croatia 2.875% due 07/31/02 (v)	60,974	60,898
Republic of Panama 8.25% due 04/22/08 (o)	300,000	288,000
Republic of Peru 9.125% due 02/21/12	170,000	152,775
South Africa Republic 9.125% due 05/19/09	100,000	112,000
South Africa Republic 7.375% due 04/25/12	75,000	74,156
United Mexican States 8.50% due 02/01/06	100,000	106,555
United Mexican States 7.50% due 01/14/12	200,000	197,700
United Mexican States 8.30% due 08/15/31 (o)	100,000	97,250

		1,471,884

Total Foreign Government Obligations
(Identified cost $1,562,456)		1,471,884

	Number of Shares, Contracts, Notional or Principal Amount	Value

Commercial Paper — 10.25%

National Australia Funding Delaware Inc. 1.76% due 08/08/02	$1,100,000	$1,097,956
Nestle Australia 1.76% due 07/05/02	600,000	599,883
UBS Finance Inc. 1.76% due 08/08/02	900,000	898,328
UBS Finance Inc. 1.77% due 08/13/02	700,000	698,520
Halifax 1.79% due 07/29/02	800,000	798,887

Total Commercial Paper
(Identified cost $4,093,573)		4,093,574

Repurchase Agreement — 2.16%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $863,104 Collateral: U.S. Treasury Bond $885,000, Zero Coupon due 09/26/02 Value $881,018	863,000	863,000

Total Repurchase Agreement
(Identified cost $863,000)		863,000

Put Options — 0.00%

Eurodollar Futures, Strike Price 92.75, Expires 09/19/02	77,500	194
Eurodollar Futures, Strike Price 95.75, Expires 12/19/02	42,500	212
Eurodollar Futures, Strike Price 95.5, Expires 12/19/02	80,000	400
GNMA, Strike Price 90.15, Expires 7/18/02	100,000,000	—

		806

Total Put Options
(Identified cost $1,225)		806

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
PORTFOLIO OF INVESTMENTS (UNAUDITED)
June 30, 2002
	Number of Shares, Contracts, Notional or Principal Amount	Value

Total Investments
(Identified cost $55,064,479)		$54,366,196

Call Options Written — (0.08)%

Swap Option 3 Month LIBOR, Strike Price 5.13, Expires 11/10/03	$400,000	$(6,321)
United States Treasury Notes 10 Yr Futures, Strike Price 109, Expires 9/19/02	1,500,000	(9,141)
United States Treasury Notes 10 Yr Futures, Strike Price 108, Expires 9/19/02	1,500,000	(12,890)
United States Treasury Notes 10 Yr Futures, Strike Price 110, Expires 9/19/02	1,500,000	(5,625)

		(33,977)

Total Call Options Written
(Premiums Received $(26,428))		(33,977)

Put Options Written — (0.12)%

Eurodollar Futures, Strike Price 96.5, Expires 12/19/02	25,000,000	(937)
Eurodollar Futures, Strike Price 96.75, Expires 3/20/02	36,000,000	(18,000)
Eurodollar Futures, Strike Price 96.5, Expires 3/20/02	15,000,000	(5,625)
Swap Option 3 Month LIBOR, Strike Price 6.13, Expires 11/10/03	400,000	(14,997)
Swap Option, Strike Price 6, Expires 11/21/03	1,500,000	(8,865)
United States Treasury Notes 10 Yr Futures, Strike Price 100, Expires 9/19/02	1,500,000	(469)

		(48,893)

Total Put Options Written
(Premiums Received $(90,060))		(48,893)

Other Assets Less Liabilities — (35.89)%		(14,336,626)

Net Assets — 100%		$39,946,700

(144A)	The security may only be offered and sold to “qualified institutional buyers” under rule 144A of the Securities Act of 1933.
(c)
Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.

(k)	Declared bankruptcy since June 30, 2002. Fund has since ceased accrual of interest.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(p)	Security segregated at the custodian as collateral for open futures contracts.
(q)
Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(r)	Remarketable Security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the security during a specified period of time.
(v)	Variable rate of security; interest rate is as of June 30, 2002.
LIBOR — London	Interbank Offering Rate.
(TBA)	To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.

Interest rate swap agreements outstanding at June 30, 2002 are as follows:

Description	Termination Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation)

Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate of 5.00%	12/15/02	1,000	(4,137)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate of 5.50%	12/15/04	1,000	10,849

			$6,712

Open Futures contracts as of June 30, 2002 are as follows:
Description	Expiration Month	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

Short U.S. Treasury 5 Year Notes	09/02	1,200	$(17,812)
Long Germany
Federative Republic 5 Year Bonds	09/02	3,600	11,902
Long Eurodollar	12/02	11,750	115,362
Long U.S. Treasury 10 Year Notes	09/02	2,400	2,219
Long U.S. Treasury Bonds	09/02	1,600	19,125

			$130,796

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund
MANAGER’S COMMENTS

Enterprise Capital Management, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. (“ECM”), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.

Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.

Investment Strategies

The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Subadviser. The Subadviser actively manages the Fund’s average maturity based on current interest rates and its outlook of the market.

2002 First Half Performance Review

The Fund continues to be invested in high quality short-term instruments, principally commercial paper. The 30-day and 7-day effective yields of the portfolio were 1.44 percent and 1.42 percent, respectively, as of June 30, 2002.

While consumer spending and the housing markets maintained their resilience, other indicators of economic health began to flag as the first half ended. The labor markets remain soft. Consumer confidence has fallen to levels not seen since last September. The U.S. dollar’s relative strength has disappeared. Projections for U.S. Government deficits grow by the week. In addition, whatever the causes, the U.S. equity markets’ marked weakness has also been added to the mix.

Given little inflationary pressure, the Fed can afford to bide its time and delay the inevitable upward ratcheting of the overnight Fed Funds rate. With such a gloomy atmosphere prevailing over the first part of the summer, it appears the Fed may indeed be on hold until well after the November election perhaps waiting until 2003 to tighten monetary policy. Over the past few weeks the money market has begun pricing in a Fed increase in the fourth quarter at the earliest. Based on ECM’s view of the behavior of the equity and corporate bond markets recently, we cannot rule out a possible ease by the Fed. Certainly, money market rates in the one-year area have fallen dramatically in the past 1½ months. In hindsight, ECM should have been more aggressive in extending into one-year fixed-rate money market instruments, but ECM does not think anyone predicted such a rapid retrenchment in short-term rates. The average maturity of the Fund increased during the first half to capture selective opportunities for yield pick-up for investments extending into the second half of 2002 and into 2003.

Future Investment Strategy

Going forward, ECM will likely maintain a high degree of liquidity in the Fund by keeping a healthy portion of the Fund short and in floating-rate securities while seizing on opportunities to extend into longer maturing / attractive yielding investments. ECM believes such a strategy best positions the Fund in the current environment. The average maturity of the Fund will be adjusted selectively to capitalize on opportunities where the Fund will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat out through six months with only a modest yield pick-up extending into the one-year area. The average maturity of the Fund at quarter end was 62 days, longer than the 52 days at the end of the first quarter. The Fund is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund — (Continued)
MANAGER’S COMMENTS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

	Number of Shares or Principal Amount	Value

Commercial Paper — 63.91%

Abbey National 1.80% due 07/03/02	$14,000,000	$13,998,600
Bank Of Ireland 1.86% due 12/17/02	7,592,000	7,525,709
Baxter International Inc. 1.80% due 07/17/02	11,165,000	11,156,068
Citicorp 1.80% due 07/16/02	14,000,000	13,989,500
Daimlerchrysler Holding Corporation 1.95% due 07/18/02	1,000,000	999,079
Deere John Credit Inc. 2.02% due 07/15/02	1,500,000	1,498,822
Duke Capital Corporation 1.88% due 07/09/02	14,000,000	13,994,151
General Motors Acceptance Corporation 2.01% due 07/23/02	2,500,000	2,496,929
Golden Funding Corporation 1.82% due 08/27/02	3,454,000	3,444,047
Golden Funding Corporation 1.80% due 09/24/02	8,189,000	8,154,197
Household International Inc. 1.85% due 08/05/02	3,106,000	3,100,414
Lockhart Funding L.L.C. 1.94% due 09/04/02	14,000,000	13,950,961
National Rural Utilities Cooperative Finance, 1.82% due 07/23/02	10,550,000	10,538,266
Omnicom Capital Inc. 1.85% due 07/15/02	14,000,000	13,989,928
Progress Energy 2.15% due 07/16/02	1,939,000	1,937,263
Sears Roebuck Acceptance Corporation 2.02% due 07/22/02	2,750,000	2,746,760
Starfish Global Funding 1.78% due 07/11/02	13,399,000	13,392,375
Tannehill Capital Company 1.83% due 08/22/02	3,387,000	3,378,047
Tannehill Capital Company 1.84% due 08/22/02	5,761,000	5,745,689
Textron Financial Corporation 2.10% due 07/01/02	11,594,000	11,594,000
Trident Capital Finance Inc. 1.80% due 07/09/02	13,941,000	13,935,424
Verizon Network Fund 1.82% due 07/31/02	14,600,000	14,577,855
Wyeth 1.86% due 09/25/02	4,500,000	4,480,005

Total Commercial Paper
(Identified cost $190,624,089)		190,624,089

Variable Rate Securities — 17.22%

American Express Credit Corporation 1.85% due 03/25/03 (v)	6,000,000	6,000,000
Capital One Funding Corporation 6.20% due 03/01/17 (v)	511,000	511,000
	Number of Shares or Principal Amount	Value
Goldman Sachs Group 6.923% due 04/11/08 (v)	$4,000,000	$4,000,000
International Lease Finance Corporation 2.10% due 02/11/03 (v)	10,000,000	10,000,000
Lehman Brothers Holdings Inc. 5.124% due 07/08/02 (v)	11,400,000	11,400,745
National Rural Utilities Cooperative 2.036% due 12/02/02 (v)	3,450,000	3,447,403
Syndicated Loan Funding Trust 2.00% due 12/09/02 (144A) (v)	6,000,000	6,000,100
Wyeth 1.889% due 12/20/02 (v)	10,000,000	10,000,000

Total Variable Rate Securities
(Identified cost $51,359,248)		51,359,248

Short-Term Corporate Notes — 13.72%

Central Fidelity Banks Inc. 8.15% due 11/15/02	4,000,000	4,077,926
Dow Capital 7.375% due 07/15/02	1,500,000	1,501,814
Goldman Sachs Group 3.15% due 05/02/03	8,000,000	8,000,000
Household Finance Corporation 6.125% due 07/15/02	3,100,000	3,103,417
Household Finance Corporation 6.875% due 03/01/03	7,000,000	7,143,704
Rockwell International Corporation, 6.75% due 09/15/02	4,700,000	4,738,137
SBC Communications Inc. 4.295% due 06/05/03	4,100,000	4,157,652
Summit Bancorp 8.625% due 12/10/02	8,000,000	8,213,251

Total Short-Term Corporate Notes
(Identified cost $40,935,901)		40,935,901

U. S. Government Obligations — 5.20%

Federal Home Loan Bank 2.00% due 02/14/03	7,000,000	7,000,000
Freddie Mac, 2.25% due 02/14/03	8,500,000	8,500,000

Total U. S. Government Obligations
(Identified cost $15,500,000)		15,500,000

Total Investments
(Identified cost $298,419,238)		$298,419,238

Other Assets Less Liabilities — (0.05)%		(157,105)

Net Assets — 100%		$298,262,133

(144A)	The security may only be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(v)	Variable rate security; interest rate is as of June 30, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

[This Page Intentionally Left Blank]

Statements of Assets and Liabilities
June 30, 2002 (Unaudited)
	AGGRESSIVE STOCK
	Mid-Cap Growth Fund	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund	Capital Appreciation Fund
Assets:

Investments at value	$12,372,578	$101,694,895	$89,456,393	$528,346,351	$197,637,786

Foreign currency at value (cost — $558 and $533,333)	—	—	—	—	610

Investment of collateral received for securities lent	3,316,091	—	23,161,973	89,183,522	42,035,010

Receivable for fund shares sold	104,048	34,133	390,402	1,975,281	205,732

Receivable for investments sold	579,593	3,668,804	2,271,008	571,821	722,570

Dividends and interest receivable	464	21,531	8,635	374,779	50,446

Receivable for securities lending income	690	—	7,870	9,902	6,241

Receivable for margin variation on open futures	—	—	—	65,250	—

Due from investment adviser	10,920	36,378	32,478	—	—

Cash and other assets	64,006	44,831	44,782	60,428	140,321

Total assets	$16,448,390	$105,500,572	$115,373,541	$620,587,334	$240,798,716

Liabilities:

Payable for fund shares redeemed	50,349	588,800	589,361	1,964,780	688,518

Options written, at market value (premiums received $8,140)	—	—	—	—	—

Payable due upon return of securities loaned	3,316,091	—	23,161,973	89,183,522	42,035,010

Payable for investments purchased	228,695	1,723,325	389,448	798,806	1,951,351

Dividends and distributions payable	—	—	—	—	—

Investment advisory fees payable	8,359	89,741	77,473	327,229	123,907

Distribution fees payable	8,461	70,828	53,931	318,713	106,645

Accrued expenses and other liabilities	12,656	137,709	55,179	145,072	117,758

Total liabilities	$3,624,611	$2,610,403	$24,327,365	$92,738,122	$45,023,189

Net assets	$12,823,779	$102,890,169	$91,046,176	$527,849,212	$195,775,527

Analysis of net assets

Paid-in capital	21,565,567	239,189,626	103,300,426	529,508,867	236,774,746

Undistributed (accumulated) net investment income (loss)	(125,314)	(1,131,325)	(853,825)	(1,974,967)	(980,962)

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(8,660,326)	(129,475,262)	534,834	8,175,184	(61,282,084)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	43,852	(5,692,870)	(11,935,259)	(7,859,872)	21,263,827

Net assets	$12,823,779	$102,890,169	$91,046,176	$527,849,212	$195,775,527

Class A: Net assets	$5,051,918	$38,539,923	$34,095,725	$242,434,557	$124,711,878

Shares outstanding	1,239,766	6,189,878	1,387,016	30,100,805	4,604,806

Net asset value and redemption price per share	$4.07	$6.23	$24.58	$8.05	$27.08

Maximum sales charge per share	$0.20	$0.31	$1.23	$0.40	$1.35

Maximum offering price per share, including sales charge of 4.75%	$4.27	$6.54	$25.81	$8.45	$28.43

Class B: Net assets	$5,227,827	$49,712,640	$38,443,575	$184,845,257	$53,984,128

Shares outstanding	1,294,843	8,115,359	1,616,921	24,140,065	2,117,970

Net asset value per share	$4.04	$6.13	$23.78	$7.66	$25.49

Class C: Net assets	$2,250,883	$14,271,732	$9,893,569	$92,679,249	$16,491,989

Shares outstanding	557,251	2,332,583	414,788	11,808,701	628,894

Net asset value per share	$4.04	$6.12	$23.85	$7.85	$26.22

Maximum sales charge per share	$0.04	$0.06	$0.24	$0.08	$0.26

Maximum offering price per share, including sales charge of 1.00%	$4.08	$6.18	$24.09	$7.93	$26.48

Class Y: Net assets	$293,151	$365,874	$8,613,307	$7,890,149	$587,532

Shares outstanding	71,423	58,021	342,344	942,674	21,162

Net asset value, offering and redemption price per share	$4.10	$6.31	$25.16	$8.37	$27.76

Investments at cost	$12,328,726	$107,387,765	$101,391,652	$536,357,598	$176,374,697

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

STOCK					INTERNATIONAL
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund

$15,140,619	$109,277,977	$119,539,779	$1,490,645,583	$188,542,933	$72,584,797

—	—	—	—	—	540,261

3,660,024	25,309,824	15,387,198	37,254,645	32,530,591	—

49,189	202,170	66,583	4,582,340	118,071	210,979

—	815,457	256,270	—	787,879	—

19,176	28,692	130,650	530,801	113,745	149,116

385	2,681	2,673	8,267	1,839	—

—	—	—	—	—	—

9,301	26,120	15,784	—	33,606	20,576

46,107	51,589	53,783	92,245	46,689	1,054,044

$18,924,801	$135,714,510	$135,452,720	$1,533,113,881	$222,175,353	$74,559,773

58,373	511,283	1,066,194	4,776,063	637,801	697,783

—	—	—	—	1,000	—

3,660,024	25,309,824	15,387,198	37,254,645	32,530,591	—

232,551	—	—	—	—	—

—	—	—	—	—	—

9,282	70,962	75,301	949,763	121,746	51,858

9,525	74,299	66,150	883,639	122,000	35,884

9,847	571,049	64,826	651,951	143,956	147,056

$3,979,602	$26,537,417	$16,659,669	$44,516,061	$33,557,094	$932,581

$14,945,199	$109,177,093	$118,793,051	$1,488,597,820	$188,618,259	$73,627,192

16,195,850	194,555,005	117,238,191	1,713,034,237	228,687,562	101,067,044

11,200	(1,126,974)	(17,114)	(4,811,577)	(361,966)	387,047

(678,235)	(22,186,751)	(743,802)	(142,601,392)	(6,213,948)	(27,832,345)

(583,616)	(62,064,187)	2,315,776	(77,023,448)	(33,493,389)	5,446

$14,945,199	$109,177,093	$118,793,051	$1,488,597,820	$188,618,259	$73,627,192

$5,693,980	$40,730,718	$72,888,567	$739,416,659	$65,705,891	$30,146,488

635,838	9,511,051	3,448,582	48,375,860	2,390,928	2,336,038

$8.96	$4.28	$21.14	$15.28	$27.48	$12.90

$0.45	$0.21	$1.05	$0.76	$1.37	$0.64

$9.41	$4.49	$22.19	$16.04	$28.85	$13.54

$6,471,657	$39,479,427	$37,562,153	$511,463,009	$95,615,830	$21,653,220

726,501	9,448,581	1,806,037	35,021,723	3,560,246	1,739,084

$8.91	$4.18	$20.80	$14.60	$26.86	$12.45

$2,486,856	$27,874,494	$8,031,706	$192,039,565	$16,710,816	$8,072,534

279,128	6,664,869	383,579	12,969,111	621,529	642,977

$8.91	$4.18	$20.94	$14.81	$26.89	$12.55

$0.09	$0.04	$0.21	$0.15	$0.27	$0.13

$9.00	$4.22	$21.15	$14.96	$27.16	$12.68

$292,706	$1, 092,454	$310,625	$45,678,587	$10,585,722	$13,754,950

32,528	251,291	14,706	2,886,696	377,228	1,056,854

$9.00	$4.35	$21.12	$15.82	$28.06	$13.01

$15,724,235	$171,342,164	$117,224,003	$1,567,669,031	$222,043,462	$72,601,604

THE ENTERPRISE Group of Funds, Inc.

Statement of Assets and Liabilities — (Continued)
June 30, 2002 (Unaudited)

	SECTOR/SPECIALTY
	Global Financial Services Fund	Global Health Care Fund	Global Socially Responsive Fund	Global Technology Fund	Internet Fund
Assets:

Investments at value	$31,161,467	$14,256,383	$4,352,463	$5,040,123	$63,258,851

Foreign currency at value (cost — $235,487, $34, $679, $844 and $126,484)	249,050	35	681	845	—

Investment of collateral received for securities lent	4,876,337	363,169	—	—	—

Receivable for fund shares sold	13,365	3,954	787	1,341	24,896

Receivable for investments sold	—	1,450,136	46,726	80,079	1,101,321

Dividends and interest receivable	92,278	1,949	3,170	1,016	2,345

Receivable for securities lending income	271	623	—	—	—

Receivable for margin variation on open futures	—	—	—	—	—

Due from investment adviser	4,000	9,667	5,286	7,160	48,769

Cash and other assets	33,148	33,357	32,365	89,795	42,758

Total assets	$36,429,916	$16,119,273	$4,441,478	$5,220,359	$64,478,940

Liabilities:

Payable for fund shares redeemed	99,138	74,160	38,971	35,416	291,709

Options written, at market value (premiums received $116,605)	—	—	—	—	—

Payable due upon return of securities loaned	4,876,337	363,169	—	—	—

Payable for investments purchased	—	1,508,301	105,662	41,228	490,195

Dividends and distributions payable	—	—	—	—	—

Investment advisory fees payable	22,220	12,259	3,235	4,524	56,612

Distribution fees payable	14,685	9,422	2,354	3,227	44,608

Accrued expenses and other liabilities	177,300	25,708	6,937	15,854	154,196

Total liabilities	$5,189,680	$1,993,019	$157,159	$100,249	$1,037,320

Net assets	$31,240,236	$14,126,254	$4,284,319	$5,120,110	$63,441,620

Analysis of net assets

Paid-in capital	28,535,571	20,949,124	5,021,373	31,424,417	347,521,773

Undistributed (accumulated) net investment income (loss)	285,045	(159,650)	2,095	(69,038)	(983,780)

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	528,107	(5,644,848)	(388,962)	(24,979,496)	(268,468,371)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	1,891,513	(1,018,372)	(350,187)	(1,255,773)	(14,628,002)

Net assets	$31,240,236	$14,126,254	$4,284,319	$5,120,110	$63,441,620

Class A: Net assets	$12,842,351	$5,416,270	$2,434,558	$2,467,831	$23,900,045

Shares outstanding	2,080,314	910,217	301,763	1,198,917	3,819,713

Net asset value and redemption price per share	$6.17	$5.95	$8.07	$2.06	$6.26

Maximum sales charge per share	$0.31	$0.30	$0.40	$0.10	$0.31

Maximum offering price per share, including sales charge of 4.75%	$6.48	$6.25	$8.47	$2.16	$6.57

Class B: Net assets	$9,729,635	$6,368,688	$1,142,658	$2,057,101	$31,354,084

Shares outstanding	1,590,150	1,082,434	143,194	1,012,526	5,085,557

Net asset value and offering price per share	$6.12	$5.88	$7.98	$2.03	$6.17

Class C: Net assets	$1,983,050	$2,130,417	$569,799	$484,830	$7,919,182

Shares outstanding	324,465	362,102	71,424	238,578	1,284,872

Net asset value per share	$6.11	$5.88	$7.98	$2.03	$6.16

Maximum sales charge per share	$0.06	$0.06	$0.08	$0.02	$0.06

Maximum offering price per share, including sales charge of 1.00%	$6.17	$5.94	$8.06	$2.05	$6.22

Class Y: Net assets	$6,685,200	$210,879	$137,304	$110,348	$268,309

Shares outstanding	1,077,215	35,229	16,886	52,971	42,217

Net asset value, offering and redemption price per share	$6.21	$5.99	$8.13	$2.08	$6.36

Investments at cost	$29,286,428	$15,274,823	$4,703,134	$6,295,969	$77,886,853

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

	DOMESTIC HYBRID		INCOME				MONEY MARKET

Mergers & Acquisitions Fund	Managed Fund	Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$74,476,221	$138,491,501	$23,458,908	$212,725,971	$152,811,273	$32,903,201	$54,366,196	$298,419,238

—	—	—	—	—	—	129,603	—

18,930,152	22,522,109	5,531,508	—	33,142,771	—	3,694,650	—

256,641	18,574	124,085	735,054	855,485	9,677	446,370	915,186

—	326,805	—	—	796,232	—	1,435,139	—

18,548	201,858	55,892	1,066,644	3,807,531	452,890	507,860	814,605

1,524	2,338	441	—	2,379	—	356	—

—	—	—	—	—	—	41	—

—	39,054	13,781	24,187	21,680	5,450	8,292	—

47,018	41,433	116,115	45,439	50,712	133,203	45,272	91,437

$93,730,104	$161,643,672	$29,300,730	$214,597,295	$191,488,063	$33,504,421	$60,633,779	$300,240,466

190,612	1,062,513	231,014	609,560	447,815	3,121	72,777	1,684,415

—	—	—	—	—	—	82,870	—

18,930,152	22,522,109	5,531,508	—	33,142,771	—	3,694,650	—

195,500	—	—	—	247,466	—	16,760,695	—

—	—	—	130,489	320,259	28,699	13,572	3,099

55,356	90,161	14,808	101,848	79,315	13,647	19,525	85,813

46,172	90,387	14,279	117,384	91,103	16,969	21,865	—

16,463	144,207	30,207	51,178	33,904	10,784	21,125	205,006

$19,434,255	$23,909,377	$5,821,816	$1,010,459	$34,362,633	$73,220	$20,687,079	$1,978,333

$74,295,849	$137,734,295	$23,478,914	$213,586,836	$157,125,430	$33,431,201	$39,946,700	$298,262,133

76,120,709	178,229,688	26,142,727	210,177,403	193,968,977	32,014,496	40,155,720	298,262,133

(169,713)	(287,987)	(15,994)	139,886	(219)	—	(14,929)	—

1,098,491	(21,289,332)	(301,504)	(2,682,724)	(21,277,616)	74,925	327,901	—

(2,753,638)	(18,918,074)	(2,346,315)	5,952,271	(15,565,712)	1,341,780	(521,992)	—

$74,295,849	$137,734,295	$23,478,914	$213,586,836	$157,125,430	$33,431,201	$39,946,700	$298,262,133

$31,663,875	$60,112,642	$8,816,457	$105,580,155	$77,880,850	$22,552,851	$16,552,403	$239,200,806

3,199,318	10,159,027	999,204	8,380,798	8,795,121	1,633,917	1,651,923	239,200,806

$9.90	$5.92	$8.82	$12.60	$8.86	$13.80	$10.02	$1.00

$0.49	$0.30	$0.44	$0.63	$0.44	$0.69	$0.50	—

$10.39	$6.22	$9.26	$13.23	$9.30	$14.49	$10.52	$1.00

$23,994,246	$72,447,504	$8,648,650	$78,514,286	$53,158,549	$7,986,052	$13,144,386	$44,725,809

2,443,335	12,488,495	983,508	6,238,451	6,010,011	578,468	1,312,310	44,725,809

$9.82	$5.80	$8.79	$12.59	$8.85	$13.81	$10.02	$1.00

$17,493,013	$4,228,159	$4,546,490	$21,777,929	$20,454,080	$2,809,732	$8,840,883	$11,308,785

1,780,978	729,812	517,264	1,730,383	2,311,535	203,556	882,730	11,308,785

$9.82	$5.79	$8.79	$12.59	$8.85	$13.80	$10.02	$1.00

$0.10	$0.06	$0.09	$0.13	$0.09	$0.14	$0.10	—

$9.92	$5.85	$8.88	$12.72	$8.94	$13.94	$10.12	$1.00

$1,144,715	$945,990	$1,467,317	$7,714,466	$5,631,951	$82,566	$1,409,028	$3,026,733

115,004	159,724	165,534	612,941	635,283	5,982	140,683	3,026,733

$9.95	$5.92	$8.86	$12.59	$8.87	$13.80	$10.02	$1.00

$77,229,859	$157,381,691	$25,805,223	$206,773,700	$168,376,985	$31,561,421	$55,064,479	$298,419,238

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

	AGGRESSIVE STOCK
	Mid-Cap Growth Fund	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund	Capital Appreciation Fund
Investment income:

Dividends	$16,339	$212,599 (1)	$83,029	$1,973,722 (1)	$806,099	(1)

Interest	2,582	37,052	59,907	676,263	71,089

Securities lending	1,068	—	12,186	15,332	9,663

Total investment income	19,989	249,651	155,122	2,665,317	886,851

Expenses:

Investment Advisory fees	56,895	630,939	493,619	1,898,172	768,192

Distribution fees, Class A	13,392	107,494	85,268	528,770	295,281

Distribution fees, Class B	30,800	300,901	208,350	878,110	280,626

Distribution fees, Class C	13,873	89,266	48,770	440,065	85,008

Transfer agent fees	41,977	354,208	193,323	631,259	321,056

Custodian and accounting fees	17,314	32,450	18,172	90,035	44,205	(2)

Audit and legal fees	1,171	12,573	8,247	40,145	18,338

Reports to shareholders	3,971	29,366	24,013	105,732	44,978

Registration fees	17,047	9,586	10,453	14,180	10,341

Directors’ fees	101	974	675	3,287	1,460

Other expenses	713	3,540	2,810	10,529	4,578

Total expenses	197,254	1,571,297	1,093,700	4,640,284	1,874,063

Less: Expense reimbursement	(51,951)	(190,321)	(84,753)	—	(6,046	)(2)

Total expenses, net of reimbursement	145,303	1,380,976	1,008,947	4,640,284	1,868,017

Net investment income (loss)	(125,314)	(1,131,325)	(853,825)	(1,974,967)	(981,166)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(2,639,346)	(17,059,439)	2,841,858	11,570,000	(5,861,715)

Net realized gain (loss) on foreign currency transactions	—	—	—	—	(6,047)

Net realized gain (loss) on futures transactions	—	—	—	(339,224)	—

Net realized gain (loss) on options transactions	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(658,213)	(11,279,077)	(18,109,225)	(19,059,459)	5,697,299

Net realized and unrealized gain (loss) on investments	(3,297,559)	(28,338,516)	(15,267,367)	(7,828,683)	(170,463)

Increase (decrease) in net assets resulting from operations	$(3,422,873)	$(29,469,841)	$(16,121,192)	$(9,803,650)	$(1,151,629)

(1)
Net of foreign taxes withheld of $1,100 for Multi-Cap Growth, $2,767 for Small Company Value, $32,137 for Capital Appreciation, $432 for Deep Value, $3,914 for Equity Income, $80,558 for Growth, $22,918 for Growth and Income and $112,722 for International Growth.

(2)	Includes amounts earned under an expense offset arrangement of $6,046.
See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

STOCK					INTERNATIONAL
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund

$134,988 (1)	$161,495	$1,218,045 (1)	$9,274,935 (1)	$1,545,228 (1)	$1,089,935 (1)

2,645	13,145	143,474	434,298	91,406	22,713

596	4,151	4,138	12,801	2,848	8,178

138,229	178,791	1,365,657	9,722,034	1,639,482	1,120,826

52,395	506,781	469,481	6,113,647	834,320	313,991

12,388	115,657	175,104	1,791,744	176,091	69,521

29,700	242,814	193,776	2,875,551	554,174	105,927

11,587	170,230	41,461	1,044,245	103,135	41,169

27,900	255,198	179,552	1,848,660	358,446	181,345

14,980	24,804	27,739	233,609	42,366	82,725

947	12,191	11,136	143,786	20,359	6,679

2,881	31,233	27,597	426,801	58,352	16,250

15,371	15,695	10,760	12,176	13,436	11,427

81	996	882	11,592	1,609	525

887	8,060	3,295	31,800	5,223	1,119

169,117	1,383,659	1,140,783	14,533,611	2,167,511	830,678

(42,088)	(77,894)	(73,170)	—	(166,063)	(96,899)

127,029	1,305,765	1,067,613	14,533,611	2,001,448	733,779

11,200	(1,126,974)	298,044	(4,811,577)	(361,966)	387,047

(677,123)	(2,358,662)	(1,091,407)	(28,431,375)	(4,498,453)	(3,029,346)

—	—	—	—	—	(1,229,099)

—	—	—	—	—	—

—	—	—	—	3,340	—

(893,553)	(29,152,335)	(4,497,333)	(210,317,278)	(33,860,165)	4,243,298

(1,570,676)	(31,510,997)	(5,588,740)	(238,748,653)	(38,355,278)	(15,147)

$(1,559,476)	$(32,637,971)	$(5,290,696)	$(243,560,230)	$(38,717,244)	$371,900

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)
For the Six Months Ended June 30, 2002 (Unaudited)

	SECTOR/SPECIALTY
	Global Financial Services Fund	Global Health Care Fund	Global Socially Responsive Fund	Global Technology Fund	Internet Fund	Mergers & Acquisitions Fund
Investment income:

Dividends	$577,207 (1)	$28,573 (1)	$39,549 (1)	$5,514 (1)	$27,912 (1)	$253,279

Interest	686	3,620	2,628	1,250	29,688	264,571

Securities lending	420	1,763	—	—	—	2,360

Total investment income	578,313	33,956	42,177	6,764	57,600	520,210

Expenses:

Investment Advisory fees	133,978	89,371	18,372	33,931	466,036	305,636

Distribution fees, Class A	30,302	16,094	5,207	7,360	80,712	63,891

Distribution fees, Class B	47,702	38,414	5,594	13,456	226,653	115,204

Distribution fees, Class C	10,355	13,977	2,636	3,441	58,263	77,458

Transfer agent fees	57,720	48,985	11,200	33,531	407,383	76,625

Custodian and accounting fees	16,830	20,047	7,310	8,213	24,372	16,718

Audit and legal fees	2,814	1,575	324	772	10,790	4,653

Reports to shareholders	7,132	4,403	1,807	2,952	23,351	14,542

Registration fees	12,485	17,818	16,891	14,760	9,094	12,985

Directors’ fees	224	129	27	57	793	413

Other expenses	1,479	1,138	737	895	2,885	1,798

Total expenses	321,021	251,951	70,105	119,368	1,310,332	689,923

Less: Expense reimbursement	(27,753)	(58,345)	(30,129)	(45,911)	(268,952)	—

Total expenses, net of reimbursement	293,268	193,606	39,976	73,457	1,041,380	689,923

Net investment income (loss)	285,045	(159,650)	2,201	(66,693)	(983,780)	(169,713)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	160,639	(4,006,566)	(131,724)	(2,034,017)	(22,012,418)	791,948

Net realized gain (loss) on foreign currency transactions	(4,215)	38,527	(6,160)	(55,902)	—	(3,925)

Net realized gain (loss) on futures transactions	—	—	—	—	—	—

Net realized gain (loss) on options transactions	—	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	1,386,069	(2,231,621)	(201,843)	(529,698)	(20,580,211)	(2,299,950)

Net realized and unrealized gain (loss) on investments	1,542,493	(6,199,660)	(339,727)	(2,619,617)	(42,592,629)	(1,511,927)

Increase (decrease) in net assets resulting from operations	$1,827,538	$(6,359,310)	$(337,526)	$(2,686,310)	$(43,576,409)	$(1,681,640)

(1)
Net of foreign taxes withheld of $49,267 for Global Financial Services, $674 for Global Health Care, $4,008 for Global Socially Responsive, $592 for Global Technology, $3,083 for Internet, $3,405 for Managed and $909 for Strategic Allocation.

(2)	Includes $500 of credits earned under a custodian fee arrangement.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

DOMESTIC HYBRID		INCOME					MONEY MARKET
Managed Fund	Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Tax-Exempt Income Fund		Total Return Fund	Money Market Fund

$1,336,097 (1)	$156,223 (1)	$—	$—	$—		$—	$—

15,905	29,981	6,225,532	6,663,411	771,949		649,338	3,069,969

3,620	683	—	3,684	—		551	—

1,355,622	186,887	6,225,532	6,667,095	771,949		649,889	3,069,969

733,044	86,373	581,643	452,484	78,464		87,562	524,410

163,707	21,508	218,829	172,166	49,372		26,496	—

427,851	37,243	349,977	257,145	36,844		46,978	—

25,789	22,591	94,405	89,108	9,968		21,810	—

310,053	26,696	200,464	163,185	25,066		26,744	290,534

63,098	56,184	35,510	42,136	8,764	(2)	22,136	28,925

19,107	1,626	16,092	11,986	2,779		1,694	33,960

54,821	4,628	42,137	32,082	7,239		4,773	71,269

10,665	20,241	12,775	10,880	11,045		20,466	14,136

1,501	131	1,317	992	61		141	2,159

5,157	1,888	6,034	14,404	1,443		1,459	21,022

1,814,793	279,109	1,559,183	1,246,568	231,045		260,259	986,415

(171,184)	(76,228)	(84,853)	(87,131)	(32,857	)(2)	(43,735)	—

1,643,609	202,881	1,474,330	1,159,437	198,188		216,524	986,415

(287,987)	(15,994)	4,751,202	5,507,658	573,761		433,365	2,083,554

(12,033,275)	(152,808)	46,457	(6,636,896)	113,006		359,121	—

—	—	—	—	—		(262)	—

(69,546)	—	—	—	—		47,327	—

—	—	—	—	—		32,404	—

(18,027,387)	(3,209,179)	3,291,310	(4,220,186)	615,674		(594,088)	—

(30,130,208)	(3,361,987)	3,337,767	(10,857,082)	728,680		(155,498)	—

$(30,418,195)	$(3,377,981)	$8,088,969	$(5,349,424)	$1,302,441		$277,867	$2,083,554

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets

	AGGRESSIVE STOCK
	Mid-Cap Growth Fund		Multi-Cap Growth Fund		Small Company Growth Fund

	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$(125,314)	$(119,020)	$(1,131,325)	$(2,159,094)	$(853,825)	$(1,447,092)

Net realized gain (loss) on investments and foreign currency transactions	(2,639,346)	(4,029,814)	(17,059,439)	(66,777,024)	2,841,858	(2,308,235)

Net realized gain (loss) on futures and options	—	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(658,213)	776,918	(11,279,077)	32,069,189	(18,109,225)	(888,392)

Increase (decrease) in net assets resulting from operations	(3,422,873)	(3,371,916)	(29,469,841)	(36,866,929)	(16,121,192)	(4,643,719)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—	—	—

Net investment income, Class B	—	—	—	—	—	—

Net investment income, Class C	—	—	—	—	—	—

Net investment income, Class Y	—	—	—	—	—	—

Net realized gains on investments Class A	—	—	—	—	—	(285,637)

Net realized gains on investments Class B	—	—	—	—	—	(325,016)

Net realized gains on investments Class C	—	—	—	—	—	(72,446)

Net realized gains on investments Class Y	—	—	—	—	—	(67,297)

Total distributions to shareholders	—	—	—	—	—	(750,396)

From capital share transactions:

Class A

Shares sold	1,653,493	4,334,303	5,033,165	76,519,695	13,605,157	41,589,544

Shares exchanged due to merger	—	2,806,272	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	313,704

Shares redeemed	(1,989,369)	(1,359,346)	(10,508,552)	(87,703,987)	(10,794,283)	(38,456,997)

Net increase (decrease) — Class A	(335,876)	5,781,229	(5,475,387)	(11,184,292)	2,810,874	3,446,251

Class B

Shares sold	1,111,191	3,570,153	5,243,205	14,100,119	9,115,559	12,423,173

Shares exchanged due to merger	—	3,435,246	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	305,225

Shares redeemed	(1,374,199)	(421,525)	(9,563,866)	(17,282,833)	(5,616,156)	(6,535,674)

Net increase (decrease) — Class B	(263,008)	6,583,874	(4,320,661)	(3,182,714)	3,499,403	6,192,724

Class C

Shares sold	641,696	2,024,937	1,548,074	4,256,609	4,601,027	3,054,401

Shares exchanged due to merger	—	1,043,941	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	64,419

Shares redeemed	(906,392)	(249,658)	(3,764,487)	(8,784,797)	(2,353,850)	(1,830,370)

Net increase (decrease) — Class C	(264,696)	2,819,220	(2,216,413)	(4,528,188)	2,247,177	1,288,450

Class Y

Shares sold	148,845	94,887	297,807	217,184	1,581,678	2,051,879

Shares exchanged due to merger	—	112,112	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	59,632

Shares redeemed	(30,015)	(21,405)	(242,363)	(309,978)	(758,166)	(1,809,003)

Net increase (decrease) — Class Y	118,830	185,594	55,444	(92,794)	823,512	302,508

Total increase (decrease) in net assets resulting from capital share transactions	(744,750)	15,369,917	(11,957,017)	(18,987,988)	9,380,966	11,229,933

Total increase (decrease) in net assets	(4,167,623)	11,998,001	(41,426,858)	(55,854,917)	(6,740,226)	5,835,818

Net assets:

Beginning of period	$16,991,402	$4,993,401	$144,317,027	$200,171,944	$97,786,402	$91,950,584

End of period	$12,823,779	$16,991,402	$102,890,169	$144,317,027	$91,046,176	$97,786,402

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

		STOCK
Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund		Equity Fund
(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	For the Period May 31, 2001 through December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001

$(1,974,967)	$(1,952,919)	$(981,166)	$(2,281,209)	$11,200	$(1,896)	$(1,126,974)	$(2,084,035)

11,570,000	1,455,964	(5,867,762)	(50,945,445)	(677,123)	24,969	(2,358,662)	(16,843,291)

(339,224)	—	—	—	—	—	—	—

(19,059,459)	17,567,659	5,697,299	(3,353,811)	(893,553)	309,937	(29,152,335)	(11,981,965)

(9,803,650)	17,070,704	(1,151,629)	(56,580,465)	(1,559,476)	333,010	(32,637,971)	(30,909,291)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	(851,440)	—	—	—	(11,477)	—	(332,216)

—	(650,999)	—	—	—	(13,426)	—	(316,513)

—	(310,302)	—	—	—	(5,581)	—	(217,646)

—	(26,391)	—	—	—	(468)	—	(5,690)

—	(1,839,132)	—	—	—	(30,952)	—	(872,065)

62,808,148	166,399,437	28,928,776	56,463,766	3,259,344	4,157,142	8,777,316	29,318,561

—	—	—	—	—	—	—	3,874,405

—	789,960	—	—	—	10,082	—	306,550

(34,959,666)	(130,586,033)	(32,566,242)	(67,981,075)	(1,049,866)	(211,141)	(11,416,090)	(20,111,203)

27,848,482	36,603,364	(3,637,466)	(11,517,309)	2,209,478	3,956,083	(2,638,774)	13,388,313

43,245,270	56,406,892	8,018,359	11,969,659	2,658,862	4,851,155	5,485,147	17,987,269

—	—	—	—	—	—	—	3,329,945

—	602,349	—	—	—	11,259	—	296,274

(16,230,857)	(17,308,753)	(9,863,035)	(14,975,990)	(369,673)	(122,482)	(6,726,476)	(12,296,582)

27,014,413	39,700,488	(1,844,676)	(3,006,331)	2,289,189	4,739,932	(1,241,329)	9,316,906

26,020,421	35,642,466	3,082,752	4,735,978	989,657	2,030,452	5,989,161	18,307,791

—	—	—	—	—	—	—	1,221,444

—	271,635	—	—	—	4,535	—	173,046

(10,168,467)	(14,096,383)	(3,621,872)	(6,217,165)	(283,587)	(51,884)	(5,787,430)	(8,536,292)

15,851,954	21,817,718	(539,120)	(1,481,187)	706,070	1,983,103	201,731	11,165,989

4,342,815	6,735,245	305,052	229,606	237,219	165,932	710,669	778,212

—	—	—	—	—	—	—	109,021

—	16,830	—	—	—	179	—	2,824

(3,414,455)	(753,001)	(145,264)	(225,175)	(83,553)	(1,015)	(333,810)	(199,440)

928,360	5,999,074	159,788	4,431	153,666	165,096	376,859	690,617

71,643,209	104,120,644	(5,861,474)	(16,000,396)	5,358,403	10,844,214	(3,301,513)	34,561,825

61,839,559	119,352,216	(7,013,103)	(72,580,861)	3,798,927	11,146,272	(35,939,484)	2,780,469

$466,009,653	$346,657,437	$202,788,630	$275,369,491	$11,146,272	$—	$145,116,577	$142,336,108

$527,849,212	$466,009,653	$195,775,527	$202,788,630	$14,945,199	$11,146,272	$109,177,093	$145,116,577

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	Equity Income Fund		Growth Fund		Growth and Income Fund
	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$298,044	$870,265	$(4,811,577)	$(10,703,877)	$(361,966)	$(214,072)

Net realized gain (loss) on investments and foreign currency transactions	(1,091,407)	1,388,294	(28,431,375)	(83,193,650)	(4,498,453)	(1,691,388)

Net realized gain (loss) on futures and options	—	—	—	—	3,340	17,280

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(4,497,333)	(19,976,569)	(210,317,278)	(190,734,496)	(33,860,165)	(39,386,910)

Increase (decrease) in net assets resulting from operations	(5,290,696)	(17,718,010)	(243,560,230)	(284,632,023)	(38,717,244)	(41,275,090)

Distributions to shareholders from:

Net investment income, Class A	(280,896)	(666,580)	—	—	—	—

Net investment income, Class B	(50,827)	(103,693)	—	—	—	—

Net investment income, Class C	(10,634)	(24,488)	—	—	—	—

Net investment income, Class Y	(1,877)	(3,792)	—	—	—	—

Net realized gains on investments Class A	—	(1,329,955)	—	—	—	(371,461)

Net realized gains on investments Class B	—	(653,291)	—	—	—	(534,874)

Net realized gains on investments Class C	—	(138,603)	—	—	—	(99,868)

Net realized gains on investments Class Y	—	(5,412)	—	—	—	(57,472)

Total distributions to shareholders	(344,234)	(2,925,814)	—	—	—	(1,063,675)

From capital share transactions:

Class A

Shares sold	6,999,012	53,228,657	146,485,453	440,866,174	11,069,626	42,279,289

Shares exchanged due to merger	—	—	7,363,678	—	—	—

Reinvestment of distributions	262,823	1,897,220	—	—	—	361,200

Shares redeemed	(10,143,167)	(57,533,572)	(116,936,443)	(511,525,534)	(16,029,312)	(38,286,400)

Net increase (decrease) — Class A	(2,881,332)	(2,407,695)	36,912,688	(70,659,360)	(4,959,686)	4,354,089

Class B

Shares sold	6,495,857	10,403,060	43,450,549	72,136,450	10,625,047	36,639,870

Shares exchanged due to merger	—	—	7,296,375	—	—	—

Reinvestment of distributions	46,010	692,097	—	—	—	500,105

Shares redeemed	(5,455,057)	(7,100,781)	(58,703,987)	(100,359,502)	(14,356,155)	(21,262,123)

Net increase (decrease) — Class B	1,086,810	3,994,376	(7,957,063)	(28,223,052)	(3,731,108)	15,877,852

Class C

Shares sold	1,965,052	3,299,676	31,188,539	42,836,772	3,266,736	10,037,575

Shares exchanged due to merger	—	—	2,196,313	—	—	—

Reinvestment of distributions	9,264	148,140	—	—	—	90,762

Shares redeemed	(1,658,246)	(2,463,018)	(23,805,781)	(46,996,427)	(5,250,797)	(6,297,999)

Net increase (decrease) — Class C	316,070	984,798	9,579,071	(4,159,655)	(1,984,061)	3,830,338

Class Y

Shares sold	34,869	247,787	8,305,311	10,293,880	1,382,985	1,338,106

Shares exchanged due to merger	—	—	108,538	—	—	—

Reinvestment of distributions	958	4,708	—	—	—	67,413

Shares redeemed	(31,191)	(24,185)	(8,094,555)	(15,911,406)	(1,878,294)	(2,766,168)

Net increase (decrease) — Class Y	4,636	228,310	319,294	(5,617,526)	(495,309)	(1,360,649)

Total increase (decrease) in net assets resulting from capital share transactions	(1,473,816)	2,799,789	38,853,990	(108,659,593)	(11,170,164)	22,701,630

Total increase (decrease) in net assets	(7,108,746)	(17,844,035)	(204,706,240)	(393,291,616)	(49,887,408)	(19,637,135)

Net assets:

Beginning of period	$125,901,797	$143,745,832	$1,693,304,060	$2,086,595,676	$238,505,667	$258,142,802

End of period	$118,793,051	$125,901,797	$1,488,597,820	$1,693,304,060	$188,618,259	$238,505,667

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

INTERNATIONAL		SECTOR/SPECIALTY
International Growth Fund		Global Financial Services Fund		Global Health Care Fund		Global Socially Responsive Fund
(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001

$387,047	$(532,304)	$285,045	$186,404	$(159,650)	$(233,543)	$2,201	$(3,549)

(4,258,445)	(18,579,407)	156,424	1,518,667	(3,968,039)	(1,322,229)	(137,884)	(252,576)

—	—	—	—	—	—	—	—

4,243,298	(10,117,281)	1,386,069	(4,755,691)	(2,231,621)	1,018,753	(201,843)	(107,742)

371,900	(29,228,992)	1,827,538	(3,050,620)	(6,359,310)	(537,019)	(337,526)	(363,867)

—	—	—	(118,443)	—	—	—	—

—	—	—	(26,013)	—	—	—	—

—	—	—	(7,872)	—	—	—	—

—	—	—	(83,421)	—	—	—	—

—	—	—	(428,249)	—	—	—	(3,829)

—	—	—	(298,315)	—	—	—	(1,981)

—	—	—	(64,776)	—	—	—	(901)

—	—	—	(193,710)	—	—	—	(225)

—	—	—	(1,220,799)	—	—	—	(6,936)

17,643,274	340,854,188	4,578,294	3,787,716	1,436,939	5,981,355	725,568	1,198,911

—	4,946,620	—	—	—	—	—	—

—	—	—	525,890	—	—	—	3,049

(22,176,808)	(348,025,095)	(6,241,183)	(4,381,526)	(1,382,685)	(2,278,764)	(148,052)	(55,498)

(4,533,534)	(2,224,287)	(1,662,889)	(67,920)	54,254	3,702,591	577,516	1,146,462

4,523,736	4,772,914	1,190,062	3,958,614	1,272,312	6,194,321	250,474	655,716

—	3,180,237	—	—	—	—	—	—

—	—	—	301,024	—	—	—	1,457

(4,688,626)	(4,684,158)	(1,408,925)	(3,796,062)	(775,268)	(1,109,056)	(54,812)	(97,737)

(164,890)	3,268,993	(218,863)	463,576	497,044	5,085,265	195,662	559,436

2,407,606	14,874,824	174,946	1,152,921	405,610	2,116,660	158,787	208,911

—	2,893,979	—	—	—	—	—	—

—	—	—	68,385	—	—	—	269

(2,883,093)	(14,649,080)	(368,296)	(792,028)	(520,636)	(667,212)	(20,188)	(42,575)

(475,487)	3,119,723	(193,350)	429,278	(115,026)	1,449,448	138,599	166,605

12,798,710	21,179,793	134,647	56,004	158,187	98,756	35,403	34,273

—	298,492	—	—	—	—	—	—

—	—	—	276,909	—	(85,642)	—	62

(13,005,811)	(22,381,247)	(104,482)	(27,554)	(130,459)	—	(9,505)	(1,434)

(207,101)	(902,962)	30,165	305,359	27,728	13,114	25,898	32,901

(5,381,012)	3,261,467	(2,044,937)	1,130,293	464,000	10,250,418	937,675	1,905,404

(5,009,112)	(25,967,525)	(217,399)	(3,141,126)	(5,895,310)	9,713,399	600,149	1,534,601

$78,636,304	$104,603,829	$31,457,635	$34,598,761	$20,021,564	$10,308,165	$3,684,170	$2,149,569

$73,627,192	$78,636,304	$31,240,236	$31,457,635	$14,126,254	$20,021,564	$4,284,319	$3,684,170

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	Global Technology		Internet Fund		Mergers & Acquisitions Fund
	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	For the Period February 28, 2001 through December 31, 2001
From operations:
Net investment income (loss)	$(66,693)	$(216,042)	$(983,780)	$(2,761,533)	$(169,713)	$(36,010)

Net realized gain (loss) on investments and foreign currency transactions	(2,089,919)	(16,051,061)	(22,012,418)	(170,702,027)	788,023	1,019,481

Net realized gain (loss) on futures and options	—	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(529,698)	7,174,573	(20,580,211)	98,493,577	(2,299,950)	(453,688)

Increase (decrease) in net assets resulting from operations	(2,686,310)	(9,092,530)	(43,576,409)	(74,969,983)	(1,681,640)	529,783

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—	—	—

Net investment income, Class B	—	—	—	—	—	—

Net investment income, Class C	—	—	—	—	—	—

Net investment income, Class Y	—	—	—	—	—	—

Net realized gains on investments Class A	—	—	—	—	—	(278,747)

Net realized gains on investments Class B	—	—	—	—	—	(245,144)

Net realized gains on investments Class C	—	—	—	—	—	(133,997)

Net realized gains on investments Class Y	—	—	—	—	—	(8,331)

Total distributions to shareholders	—	—	—	—	—	(666,219)

From capital share transactions:

Class A

Shares sold	259,575	682,728	3,880,635	115,726,611	11,325,113	26,200,997

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	235,061

Shares redeemed	(511,672)	(2,106,487)	(12,292,117)	(126,881,239)	(2,849,741)	(2,519,959)

Net increase (decrease) — Class A	(252,097)	(1,423,759)	(8,411,482)	(11,154,628)	8,475,372	23,916,099

Class B

Shares sold	176,576	896,440	3,187,328	13,857,227	5,706,821	22,270,189

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	215,716

Shares redeemed	(334,387)	(1,357,326)	(7,936,381)	(20,836,122)	(2,343,717)	(1,217,243)

Net increase (decrease) — Class B	(157,811)	(460,886)	(4,749,053)	(6,978,895)	3,363,104	21,268,662

Class C

Shares sold	31,614	178,840	750,205	3,527,676	7,767,255	12,541,890

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	106,467

Shares redeemed	(164,053)	(589,549)	(2,409,898)	(9,270,956)	(1,409,391)	(1,076,719)

Net increase (decrease) — Class C	(132,439)	(410,709)	(1,659,693)	(5,743,280)	6,357,864	11,571,638

Class Y

Shares sold	117,360	39,611	203,138	409,366	733,440	802,740

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,097

Shares redeemed	(111,417)	(87,245)	(199,742)	(343,992)	(290,009)	(87,082)

Net increase (decrease) — Class Y	5,943	(47,634)	3,396	65,374	443,431	717,755

Total increase (decrease) in net assets resulting from capital share transactions	(536,404)	(2,342,988)	(14,816,832)	(23,811,429)	18,639,771	57,474,154

Total increase (decrease) in net assets	(3,222,714)	(11,435,518)	(58,393,241)	(98,781,412)	16,958,131	57,337,718

Net assets:

Beginning of period	$8,342,824	$19,778,342	$121,834,861	$220,616,273	$57,337,718	$—

End of period	$5,120,110	$8,342,824	$63,441,620	$121,834,861	$74,295,849	$57,337,718

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

DOMESTIC HYBRID				INCOME
Managed Fund		Strategic Allocation Fund		Government Securities Fund		High-Yield Bond Fund
(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	For the Period August 31, 2001 through December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001

$(287,987)	$(569,223)	$(15,994)	$(5,484)	$4,751,202	$8,222,735	$5,507,658	$9,175,241

(12,033,275)	(7,004,455)	(152,808)	(123,648)	46,457	925,139	(6,636,896)	(6,816,815)

(69,546)	(107,989)	—	—	—	—	—	(9,788)

(18,027,387)	(24,988,250)	(3,209,179)	862,864	3,291,310	1,993,794	(4,220,186)	3,113,821

(30,418,195)	(32,669,917)	(3,377,981)	733,732	8,088,969	11,141,668	(5,349,424)	5,462,459

—	—	—	—	(2,425,696)	(4,727,725)	(2,882,309)	(5,008,569)

—	—	—	—	(1,556,257)	(2,487,346)	(1,803,057)	(3,154,670)

—	—	—	—	(418,405)	(580,096)	(619,597)	(771,235)

—	—	—	—	(210,958)	(427,568)	(202,695)	(240,767)

—	—	—	(17,236)	—	—	—	—

—	—	—	(10,952)	—	—	—	—

—	—	—	(6,385)	—	—	—	—

—	—	—	(2,661)	—	—	—	—

—	—	—	(37,234)	(4,611,316)	(8,222,735)	(5,507,658)	(9,175,241)

6,368,980	14,379,140	4,253,309	9,970,028	29,620,740	120,147,474	29,561,726	57,013,831

—	—	—	—	—	—	—	—

—	—	—	12,356	2,016,518	3,760,875	1,976,095	4,204,557

(15,873,531)	(24,304,583)	(2,323,141)	(2,243,788)	(21,899,349)	(112,500,346)	(12,162,134)	(50,028,663)

(9,504,551)	(9,925,443)	1,930,168	7,738,596	9,737,909	11,408,003	19,375,687	11,189,725

5,538,268	11,242,700	5,204,806	5,191,519	17,513,106	35,380,077	12,776,812	22,041,854

—	—	—	—	—	—	—	—

—	—	—	9,122	1,283,352	2,061,517	1,211,764	2,290,018

(11,356,741)	(16,262,285)	(721,281)	(40,486)	(8,457,160)	(12,749,327)	(4,704,145)	(8,015,037)

(5,818,473)	(5,019,585)	4,483,525	5,160,155	10,339,298	24,692,267	9,284,431	16,316,835

672,348	1,588,220	2,644,164	3,081,957	7,968,790	14,365,713	11,378,308	13,432,682

—	—	—	—	—	—	—	—

—	—	—	4,079	314,594	444,998	358,992	537,765

(1,139,731)	(2,471,671)	(541,417)	(10,607)	(3,653,787)	(6,880,496)	(3,814,262)	(6,756,056)

(467,383)	(883,451)	2,102,747	3,075,429	4,629,597	7,930,215	7,923,038	7,214,391

2,002,386	4,228,267	805,372	1,198,910	1,033,207	779,165	1,813,861	3,727,721

—	—	—	—	—	—	—	—

—	—	—	2,340	204,867	418,871	164,196	205,386

(42,430,443)	(9,407,066)	(336,739)	(106)	(1,330,461)	(853,854)	(161,322)	(444,439)

(40,428,057)	(5,178,799)	468,633	1,201,144	(92,387)	344,182	1,816,735	3,488,668

(56,218,464)	(21,007,278)	8,985,073	17,175,324	24,614,417	44,374,667	38,399,891	38,209,619

(86,636,659)	(53,677,195)	5,607,092	17,871,822	28,092,070	47,293,600	27,542,809	34,496,837

$224,370,954	$278,048,149	$17,871,822	$—	$185,494,766	$138,201,166	$129,582,621	$95,085,784

$137,734,295	$224,370,954	$23,478,914	$17,871,822	$213,586,836	$185,494,766	$157,125,430	$129,582,621

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

					MONEY MARKET
	Tax-Exempt Income Fund		Total Return Fund		Money Market Fund
	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	For the Period August 31, 2001 through December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$573,761	$1,120,586	$433,365	$121,329	$2,083,554	$11,617,616

Net realized gain (loss) on investments and foreign currency transactions	113,006	168,756	358,859	(8,556)	—	—

Net realized gain (loss) on futures and options	—	—	79,731	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	615,674	(422,611)	(594,088)	72,096	—	—

Increase (decrease) in net assets resulting from operations	1,302,441	866,731	277,867	184,869	2,083,554	11,617,616

Distributions to shareholders from:

Net investment income, Class A	(419,255)	(846,427)	(209,647)	(51,206)	(1,706,059)	(9,936,204)

Net investment income, Class B	(120,454)	(217,400)	(142,362)	(35,606)	(290,192)	(1,255,866)

Net investment income, Class C	(32,345)	(53,389)	(64,338)	(17,391)	(66,248)	(316,995)

Net investment income, Class Y	(1,707)	(3,370)	(28,720)	(17,126)	(21,055)	(108,551)

Net realized gains on investments Class A	—	—	—	(49,985)	—	—

Net realized gains on investments Class B	—	—	—	(43,431)	—	—

Net realized gains on investments Class C	—	—	—	(18,771)	—	—

Net realized gains on investments Class Y	—	—	—	(10,851)	—	—

Total distributions to shareholders	(573,761)	(1,120,586)	(445,067)	(244,367)	(2,083,554)	(11,617,616)

From capital share transactions:

Class A

Shares sold	2,038,486	27,523,028	10,084,594	7,774,478	111,806,769	1,080,795,303

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	301,903	614,698	189,359	91,602	1,684,970	9,276,295

Shares redeemed	(2,291,338)	(28,206,457)	(639,156)	(846,487)	(125,793,478)	(1,110,793,783)

Net increase (decrease) — Class A	49,051	(68,731)	9,634,797	7,019,593	(12,301,739)	(20,722,185)

Class B

Shares sold	1,285,425	3,219,217	7,535,950	6,286,486	21,078,882	61,258,138

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	79,052	134,027	120,221	69,101	270,464	1,173,030

Shares redeemed	(487,325)	(3,003,840)	(607,543)	(185,673)	(20,668,403)	(46,482,551)

Net increase (decrease) — Class B	877,152	349,404	7,048,628	6,169,914	680,943	15,948,617

Class C

Shares sold	1,308,424	688,463	6,517,980	3,015,705	10,380,084	39,136,728

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	27,686	47,302	46,547	27,715	61,922	304,784

Shares redeemed	(392,306)	(478,936)	(659,702)	(54,539)	(9,765,652)	(37,518,407)

Net increase (decrease) — Class C	943,804	256,829	5,904,825	2,988,881	676,354	1,923,105

Class Y

Shares sold	2,011	226,155	217,407	1,509,663	373,998	2,534,486

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	679	1,198	23,257	24,296	20,961	108,490

Shares redeemed	(252)	(196,928)	(325,261)	(42,602)	(528,134)	(2,148,428)

Net increase (decrease) — Class Y	2,438	30,425	(84,597)	1,491,357	(133,175)	494,548

Total increase (decrease) in net assets resulting from capital share transactions	1,872,445	567,927	22,503,653	17,669,745	(11,077,617)	(2,355,915)

Total increase (decrease) in net assets	2,601,125	314,072	22,336,453	17,610,247	(11,077,617)	(2,355,915)

Net assets:

Beginning of period	$30,830,076	$30,516,004	$17,610,247	$—	$309,339,750	$311,695,667

End of period	$33,431,201	$30,830,076	$39,946,700	$17,610,247	$298,262,133	$309,339,750

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mid-Cap Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.12		$8.73		$10.00

Net Investment Income (Loss)	(0.03	)F	(0.07	)F	(0.04	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.02)		(3.54)		(1.23)

Total from Investment Operations	(1.05)		(3.61)		(1.27)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$4.07		$5.12		$8.73

Total ReturnC	(20.51	)%B	(41.35)%		(12.70	)%B
Net Assets End of Period (in thousands)	$5,052		$6,749		$2,336
Ratio of Expenses to Average Net Assets	1.60	%A	1.60%		1.60	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28	%A	3.06%		15.21	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.34	)%A	(1.26)%		(0.74	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.02	)%A	(2.73)%		(14.35	)%A
Portfolio Turnover Rate	102%		174%		17%

Enterprise Mid-Cap Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.09		$8.73		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.10	)F	(0.09	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.01)		(3.54)		(1.18)

Total from Investment Operations	(1.05)		(3.64)		(1.27)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$4.04		$5.09		$8.73

Total ReturnD	(20.63	)%B	(41.70)%		(12.70	)%B
Net Assets End of Period (in thousands)	$5,228		$6,870		$1,429
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.83	%A	3.61%		15.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%A	(1.81)%		(1.30	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.57	)%A	(3.28)%		(14.91	)%A
Portfolio Turnover Rate	102%		174%		17%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mid-Cap Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.09		$8.71		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.10	)F	(0.08	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.01)		(3.52)		(1.21)

Total from Investment Operations	(1.05)		(3.62)		(1.29)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$4.04		$5.09		$8.71

Total ReturnD	(20.63	)%B,C	(41.56)%		(12.90	)%B
Net Assets End of Period (in thousands)	$2,251		$3,131		$1,111
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.83	%A	3.61%		15.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%A	(1.81)%		(1.31	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.57	)%A	(3.28)%		(14.92	)A
Portfolio Turnover Rate	102%		174%		17%

Enterprise Mid-Cap Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.15		$8.74		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.04	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.03)		(3.55)		(1.24)

Total from Investment Operations	(1.05)		(3.59)		(1.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$4.10		$5.15		$8.74

Total Return	(20.39	)%B	(41.08)%		(12.60	)%B
Net Assets End of Period (in thousands)	$293		$241		$117
Ratio of Expenses to Average Net Assets	1.15	%A	1.15%		1.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.87	%A	2.61%		14.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88	)%A	(0.81)%		(0.32	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.60	)%A	(2.28)%		(13.93	)%A
Portfolio Turnover Rate	102%		174%		17%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class A)			2001		2000

Net Asset Value Beginning of Period	$7.90		$9.56		$13.74		$5.00

Net Investment Income (Loss)	(0.05	)F	(0.08	)F	(0.14	)F	(0.05	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.62)		(1.58)		(4.04)		9.00

Total from Investment Operations	(1.67)		(1.66)		(4.18)		8.95

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$6.23		$7.90		$9.56		$13.74

Total ReturnC	(21.14	)%B	(17.36)%		(30.42)%		179.26	%B
Net Assets End of Period (in thousands)	$38,540		$55,095		$81,279		$49,206
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%		1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.15	%A	2.02%		1.92%		2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.45	)%A	(0.98)%		(1.10)%		(1.06	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.76	)%A	(1.15)%		(1.16)%		(1.64	)%A
Portfolio Turnover Rate	98%		105%		127%		32%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class B)			2001		2000

Net Asset Value Beginning of Period	$7.79		$9.49		$13.70		$5.00

Net Investment Income (Loss)	(0.07	)F	(0.12	)F	(0.21	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.59)		(1.58)		(4.00)		8.98

Total from Investment Operations	(1.66)		(1.70)		(4.21)		8.91

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$6.13		$7.79		$9.49		$13.70

Total ReturnD	(21.31	)%B	(17.91)%		(30.73)%		178.45	%B
Net Assets End of Period (in thousands)	$49,712		$68,173		$87,458		$39,854
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.70	%A	2.57%		2.47%		2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.00	)%A	(1.54)%		(1.63)%		(1.64	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.31	)%A	(1.71)%		(1.70)%		(2.14	)%A
Portfolio Turnover Rate	98%		105%		127%		32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class C)			2001		2000

Net Asset Value Beginning of Period	$7.78		$9.48		$13.70		$5.00

Net Investment Income (Loss)	(0.07	)F	(0.12	)F	(0.21	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.59)		(1.58)		(4.01)		8.98

Total from Investment Operations	(1.66)		(1.70)		(4.22)		8.91

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$6.12		$7.78		$9.48		$13.70

Total ReturnD	(21.34	)%B,C	(17.93)%		(30.80)%		178.46	%B
Net Assets End of Period (in thousands)	$14,272		$20,646		$30,826		$13,864
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.70	%A	2.57%		2.47%		2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.00	)%A	(1.53)%		(1.63)%		(1.62	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.30	)%A	(1.70)%		(1.70)%		(2.14	)%A
Portfolio Turnover Rate	98%		105%		127%		32%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class Y)			2001		2000

Net Asset Value Beginning of Period	$7.98		$9.62		$13.76		$5.00

Net Investment Income (Loss)	(0.04	)F	(0.04	)F	(0.09	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.63)		(1.60)		(4.05)		8.99

Total from Investment Operations	(1.67)		(1.64)		(4.14)		8.97

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$6.31		$ 7.98		$9.62		$13.76

Total Return	(20.93	)%B	(17.05)%		(30.09)%		179.66	%B
Net Assets End of Period (in thousands)	$366		$403		$609		$641
Ratio of Expenses to Average Net Assets	1.40	%A	1.40%		1.40%		1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.71	%A	1.57%		1.46%		2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.00	)%A	(0.53)%		(0.67)%		(0.51	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.31	)%A	(0.70)%		(0.73)%		(1.54	)%A
Portfolio Turnover Rate	98%		105%		127%		32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.90		$30.90		$33.26		$22.44		$23.39		$26.61		$24.54

Net Investment Income (Loss)	(0.21	)F	(0.39	)F	(0.43	)F	(0.35	)F	(0.32	)F	(0.40)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(4.11)		(1.40)		0.44		11.17		(0.63)		(2.27)		2.12

Total from Investment Operations	(4.32)		(1.79)		0.01		10.82		(0.95)		(2.67)		2.07

Dividends from Net Investment Income	—		—		—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—		(0.55)		—

Total Distributions	—		(0.22)		(2.37)		—		—		(0.55)		—

Redemption Fees	—		0.01		—		—		—		—		—

Net Asset Value End of Period	$24.58		$28.90		$30.90		$33.26		$22.44		$23.39		$26.61

Total ReturnC	(14.95	)%B	(5.72)%		0.55%		48.22%		(4.06)%		(10.04	)%B	8.44	%B
Net Assets End of Period (in thousands)	$34,096		$37,413		$35,921		$19,024		$8,194		$4,861		$2,102
Ratio of Expenses to Average Net Assets	1.80	%A	1.85%		1.85%		1.85%		1.85%		1.85	%A	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.97	%A	2.01%		1.98%		2.29%		2.66%		2.38	%A	4.48	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.49	)%A	(1.40)%		(1.26)%		(1.38)%		(1.43)%		(1.56	)%A	(1.61	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.66	)%A	(1.56)%		(1.39)%		(1.82)%		(2.24)%		(2.09	)%A	(4.25	)%A
Portfolio Turnover Rate	20%		42%		53%		62%		151%		24	%A	158	%A

Enterprise Small Company Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.02		$30.11		$32.62		$22.13		$23.33		$26.58		$24.54

Net Investment Income (Loss)	(0.27	)F	(0.53	)F	(0.61	)F	(0.48	)F	(0.41	)F	(0.47)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(3.97)		(1.34)		0.47		10.97		(0.79)		(2.23)		2.09

Total from Investment Operations	(4.24)		(1.87)		(0.14)		10.49		(1.20)		(2.70)		2.04

Dividends from Net Investment Income	—		—		—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—		(0.55)		—

Total Distributions	—		(0.22)		(2.37)		—		—		(0.55)		—

Net Asset Value End of Period	$23.78		$28.02		$30.11		$32.62		$22.13		$23.33		$26.58

Total ReturnD	(15.13	)%B	(6.17)%		0.10%		47.40%		(5.14)%		(10.16	)%B	8.31	%B
Net Assets End of Period (in thousands)	$38,443		$41,749		$38,084		$19,798		$8,760		$2,842		$1,099
Ratio of Expenses to Average Net Assets	2.35	%A	2.40%		2.40%		2.40%		2.40%		2.40	%A	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.52	%A	2.56%		2.53%		2.84%		3.24%		2.93	%A	5.52	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.04	)%A	(1.95)%		(1.81)%		(1.93)%		(1.94)%		(2.11	)%A	(2.18	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.21	)%A	(2.11)%		(1.94)%		(2.37)%		(2.78)%		(2.64	)%A	(5.29	)%A
Portfolio Turnover Rate	20%		42%		53%		62%		151%		24	%A	158	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.11		$30.21		$32.73		$22.21		$23.32		$26.57		$24.54

Net Investment Income (Loss)	(0.27	)F	(0.53	)F	(0.62	)F	(0.47	)F	(0.41	)F	(0.62)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(3.99)		(1.35)		0.47		10.99		(0.70)		(2.08)		2.10

Total from Investment Operations	(4.26)		(1.88)		(0.15)		10.52		(1.11)		(2.70)		2.03

Dividends from Net Investment Income	—		—		—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—		(0.55)		—

Total Distributions	—		(0.22)		(2.37)		—		—		(0.55)		—

Net Asset Value End of Period	$23.85		$28.11		$30.21		$32.73		$22.21		$23.32		$26.57

Total ReturnD	(15.15	)%B,C	(6.18)%		0.07%		47.37%		(4.76)%		(10.16	)%B	8.27	%B
Net Assets End of Period (in thousands)	$9,894		$9,367		$8,596		$4,654		$2,481		$795		$201
Ratio of Expenses to Average Net Assets	2.35	%A	2.40%		2.40%		2.40%		2.40%		2.40	%A	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.53	%A	2.56%		2.53%		2.84%		3.24%		2.93	%A	5.91	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.03	)%A	(1.95)%		(1.81)%		(1.93)%		(1.93)%		(2.11	)%A	(2.15	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.21	)%A	(2.11)%		(1.94)%		(2.37)%		(2.77)%		(2.64	)%A	(5.65	)%A
Portfolio Turnover Rate	20%		42%		53%		62%		151%		24	%A	158	%A

Enterprise Small Company Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 10/1/97 through 12/31/97		Year Ended 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$29.51		$31.39		$33.56		$22.55		$23.43		$26.62		$25.08

Net Investment Income (Loss)	(0.17	)F	(0.27	)F	(0.28	)F	(0.23	)F	(0.23	)F	(0.07)		(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	(4.18)		(1.39)		0.48		11.24		(0.65)		(2.57)		3.73

Total from Investment Operations	(4.35)		(1.66)		0.20		11.01		(0.88)		(2.64)		3.60

Dividends from Net Investment Income	—		—		—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—		(0.55)		(2.06)

Total Distributions	—		(0.22)		(2.37)		—		—		(0.55)		(2.06)

Net Asset Value End of Period	$25.16		$29.51		$31.39		$33.56		$22.55		$23.43		$26.62

Total Return	(14.74	)%B	(5.25)%		1.12%		48.82%		(3.76)%		(9.92	)%B	16.24%
Net Assets End of Period (in thousands)	$8,613		$9,257		$9,350		$9,296		$9,084		$13,540		$15,355
Ratio of Expenses to Average Net Assets	1.35	%A	1.40%		1.40%		1.40%		1.40%		1.40	%A	1.84%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.52	%A	1.56%		1.52%		1.84%		2.15%		1.96	%A	3.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.04	)%A	(0.95)%		(0.82)%		(0.93)%		(1.03)%		(1.12	)%A	(1.30)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.21	)%A	(1.11)%		(0.94)%		(1.37)%		(1.78)%		(1.68	)%A	(2.54)%
Portfolio Turnover Rate	20%		42%		53%		62%		151%		24	%A	158%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$8.17		$7.84		$8.53		$7.92		$7.75		$5.74

Net Investment Income (Loss)	(0.02	)F	(0.02	)F	(0.01	)F	(0.02	)F	(0.03	)F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		0.38		0.51		1.28		0.42		2.53

Total from Investment Operations	(0.12)		0.36		0.50		1.26		0.39		2.54

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Total Distributions	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Redemption Fees	0.00G		0.00	G	—		—		—		—

Net Asset Value End of Period	$8.05		$8.17		$7.84		$8.53		$7.92		$7.75

Total ReturnC	(1.47	)%B	4.63%		6.52%		16.13%		5.15%		44.24%
Net Assets End of Period (in thousands)	$242,435		$218,905		$174,043		$135,222		$79,867		$45,310
Ratio of Expenses to Average Net Assets	1.55	%A	1.57%		1.55%		1.63%		1.75%		1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.55	%A	1.57%		1.55%		1.63%		1.85%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50	)%A	(0.21)%		(0.12)%		(0.22)%		(0.37)%		0.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.50	)%A	(0.21)%		(0.12)%		(0.22)%		(0.48)%		(0.15)%
Portfolio Turnover Rate	11%		32%		71%		46%		33%		63%

Enterprise Small Company Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$7.78		$7.52		$8.27		$7.74		$7.63		$5.69

Net Investment Income (Loss)	(0.04	)F	(0.06	)F	(0.06	)F	(0.06	)F	(0.07	)F	—
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)		0.35		0.50		1.24		0.40		2.47

Total from Investment Operations	(0.12)		0.29		0.44		1.18		0.33		2.47

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Total Distributions	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Net Asset Value End of Period	$7.66		$7.78		$7.52		$8.27		$7.74		$7.63

Total ReturnD	(1.54	)%B	3.89%		6.00%		15.47%		4.44%		43.40%
Net Assets End of Period (in thousands)	$184,845		$161,373		$117,125		$98,472		$61,929		$22,013
Ratio of Expenses to Average Net Assets	2.10	%A	2.12%		2.10%		2.18%		2.30%		2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.10	%A	2.12%		2.10%		2.18%		2.41%		2.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.05	)%A	(0.76)%		(0.66)%		(0.78)%		(0.93)%		(0.67)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.05	)%A	(0.76)%		(0.66)%		(0.78)%		(1.04)%		(0.81)%
Portfolio Turnover Rate	11%		32%		71%		46%		33%		63%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Value Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.98		$7.71		$8.45		$7.90		$7.74		$6.14

Net Investment Income (Loss)	(0.04	)F	(0.06	)F	(0.06	)F	(0.06	)F	(0.07	)F	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)		0.36		0.51		1.26		0.45		2.15

Total from Investment Operations	(0.13)		0.30		0.45		1.20		0.38		2.13

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Total Distributions	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Net Asset Value End of Period	$7.85		$7.98		$7.71		$8.45		$7.90		$7.74

Total ReturnD	(1.63)	%B,C	3.93%		6.00%		15.42%		5.03%		34.68	%B
Net Assets End of Period (in thousands)	$92,679		$78,665		$54,638		$35,265		$14,239		$2,684
Ratio of Expenses to Average Net Assets	2.10	%A	2.13%		2.10%		2.19%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.10	%A	2.13%		2.10%		2.19%		2.40%		2.38	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.05	)%A	(0.76)%		(0.65)%		(0.76)%		(0.94)%		(0.88	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.05	)%A	(0.76)%		(0.65)%		(0.76)%		(1.04)%		(0.95	)%A
Portfolio Turnover Rate	11%		32%		71%		46%		33%		63	%A

Enterprise Small Company Value Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$8.47		$8.09		$8.73		$8.06		$7.81		$5.77

Net Investment Income (Loss)	0.00	F,G	0.01	F	0.03	F	0.02	F	0.01	F	1.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)		0.40		0.52		1.30		0.46		1.12

Total from Investment Operations	(0.10)		0.41		0.55		1.32		0.47		2.57

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Total Distributions	—		(0.03)		(1.19)		(0.65)		(0.22)		(0.53)

Net Asset Value End of Period	$8.37		$8.47		$8.09		$8.73		$8.06		$7.81

Total Return	(1.18	)%B	5.10%		6.95%		16.60%		6.13%		44.53%
Net Assets End of Period (in thousands)	$7,890		$7,067		$851		$619		$277		$119
Ratio of Expenses to Average Net Assets	1.10	%A	1.15%		1.10%		1.18%		1.30%		1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.10	%A	1.15%		1.10%		1.18%		1.39%		1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04	)%A	0.18%		0.31%		0.23%		0.06%		2.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.04	)%A	0.18%		0.31%		0.23%		(0.02)%		2.19%
Portfolio Turnover Rate	11%		32%		71%		46%		33%		63%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$27.23		$34.21		$46.61		$38.59		$35.54		$34.21

Net Investment Income (Loss)	(0.10	)F	(0.24	)F	(0.25	)F	(0.47	)F	(0.39	)F	(0.37)
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)		(6.75)		(5.44)		15.43		10.55		7.31

Total from Investment Operations	(0.15		(6.99)		(5.69)		14.96		10.16		6.94

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Redemption Fees	0.00G		.01		—		—		—		—

Net Asset Value End of Period	$27.08		$27.23		$34.21		$46.61		$38.59		$35.54

Total ReturnC	(0.55	)%B	(20.40)%		(14.19)%		39.39%		30.15%		20.27%
Net Assets End of Period (in thousands)	$124,712		$128,957		$176,467		$181,232		$131,605		$112,738
Ratio of Expenses to Average Net Assets	1.63	%A	1.61	%H	1.52%		1.52%		1.52%		1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.63	%A	1.61	%H	1.52%		1.52%		1.52%		1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.76	)%A	(0.84	)%H	(0.64)%		(1.15)%		(1.01)%		(1.06)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.76	)%A	(0.84	)%H	(0.64)%		(1.15)%		(1.01)%		(1.06)%
Portfolio Turnover Rate	60%		111%		140%		170%		76%		61%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$25.70		$32.47		$44.80		$37.50		$34.89		$33.86

Net Investment Income (Loss)	(0.17	)F	(0.37	)F	(0.43	)F	(0.68	)F	(0.58	)F	(0.45)
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)		(6.40)		(5.19)		14.92		10.30		7.09

Total from Investment Operations	(0.21)		(6.77)		(5.62)		14.24		9.72		6.64

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Net Asset Value End of Period	$25.49		$25.70		$32.47		$44.80		$37.50		$34.89

Total ReturnD	(0.82	)%B	(20.85)%		(14.65)%		38.62%		29.44%		19.60%
Net Assets End of Period (in thousands)	$53,984		$56,243		$74,887		$40,276		$14,663		$7,862
Ratio of Expenses to Average Net Assets	2.18	%A	2.16	%H	2.08%		2.08%		2.08%		2.21%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.18	%A	2.16	%H	2.08%		2.08%		2.08%		2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.32	)%A	(1.40	)%H	(1.17)%		(1.69)%		(1.56)%		(1.61)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.32	)%A	(1.40	)%H	(1.17)%		(1.69)%		(1.56)%		(1.61)%
Portfolio Turnover Rate	60%		111%		140%		170%		76%		61%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 5/1/97 through 12/31/97
Enterprise Capital Appreciation Fund (Class C)			2001		2000		1999		1998

Net Asset Value Beginning of Period	$26.43		$33.40		$45.85		$38.25		$35.43		$33.54

Net Investment Income (Loss)	(0.18	)F	(0.38	)F	(0.44	)F	(0.68	)F	(0.57	)F	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)		(6.59)		(5.30)		15.22		10.50		7.69

Total from Investment Operations	(0.21)		(6.97)		(5.74)		14.54		9.93		7.50

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)		(5.61)

Net Asset Value End of Period	$26.22		$26.43		$33.40		$45.85		$38.25		$35.43

Total ReturnD	(0.79	)%B,C	(20.87)%		(14.57)%		38.64%		29.60%		22.35	%B
Net Assets End of Period (in thousands)	$16,492		$17,156		$23,483		$6,918		$1,040		$126
Ratio of Expenses to Average Net Assets	2.18	%A	2.16	%H	2.08%		2.11%		2.11%		2.21	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.18	%A	2.16	%H	2.08%		2.11%		2.11%		2.21	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.32	)%A	(1.39	)%H	(1.17)%		(1.69)%		(1.53)%		(1.88	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.32	)%A	(1.39	)%H	(1.17)%		(1.69)%		(1.53)%		(1.88	)%A
Portfolio Turnover Rate	60%		111%		140%		170%		76%		61	%A

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 5/14/98 through 12/31/98
Enterprise Capital Appreciation Fund (Class Y)			2001		2000		1999

Net Asset Value Beginning of Period	$27.85		$34.84		$47.14		$38.79		$40.71

Net Investment Income (Loss)	(0.04	)F	(0.11	)F	(0.07	)F	(0.28	)F	(0.15	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)		(6.88)		(5.52)		15.57		5.34

Total from Investment Operations	(0.09)		(6.99)		(5.59)		15.29		5.19

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$27.76		$27.85		$34.84		$47.14		$38.79

Total Return	(0.32	)%B	(20.06)%		(13.77)%		40.04%		14.08	%B
Net Assets End of Period (in thousands)	$588		$433		$532		$428		$204
Ratio of Expenses to Average Net Assets	1.18	%A	1.16	%H	1.08%		1.07%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.18	%A	1.16	%H	1.08%		1.07%		1.05	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31	)%A	(0.40	)%H	(0.19)%		(0.69)%		(0.51	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.31	)%A	(0.40	)%H	(0.19)%		(0.69)%		(0.51	)%A
Portfolio Turnover Rate	60%		111%		140%		170%		76	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.93		$10.00

Net Investment Income (Loss)	0.02	F	0.02	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(0.06)

Total from Investment Operations	(0.97)		(0.04)

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.03)

Total Distributions	—		(0.03)

Net Asset Value End of Period	$8.96		$9.93

Total ReturnC	(9.77	)%B	(0.41	)%B
Net Assets End of Period (in thousands)	$5,694		$4,085
Ratio of Expenses to Average Net Assets	1.50	%A	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.10	%A	4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.48	%A	0.28	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.12	)%A	(2.53	)%A
Portfolio Turnover Rate	21%		16%

Enterprise Deep Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.90		$10.00

Net Investment Income (Loss)	0.00	F,G	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(0.05)

Total from Investment Operations	(0.99)		(0.07)

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.03)

Total Distributions	—		(0.03)

Net Asset Value End of Period	$8.91		$9.90

Total ReturnD	(10.00	)%B	(0.71	)%B
Net Assets End of Period (in thousands)	$6,471		$4,856
Ratio of Expenses to Average Net Assets	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.65	%A	4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07	)%A	(0.28	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.68	)%A	(3.09	)%A
Portfolio Turnover Rate	21%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.90		$10.00

Net Investment Income (Loss)	0.00	F,G	(0.01	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(0.06)

Total from Investment Operations	(0.99)		(0.07)

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.03)

Total Distributions	—		(0.03)

Net Asset Value End of Period	$8.91		$9.90

Total ReturnD	(10.00	)%B,C	(0.71	)%B
Net Assets End of Period (in thousands)	$2,487		$2,039
Ratio of Expenses to Average Net Assets	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.65	%A	4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07	)%A	(0.26	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.67	)%A	(3.08	)%A
Portfolio Turnover Rate	21%		16%

Enterprise Deep Value Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.95		$10.00

Net Investment Income (Loss)	0.04	F	0.04F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(0.06)

Total from Investment Operations	(0.95)		(0.02)

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.03)

Total Distributions	—		(0.03)

Net Asset Value End of Period	$9.00		$9.95

Total Return	(9.55	)%B	(0.21	)%B
Net Assets End of Period (in thousands)	$293		$166
Ratio of Expenses to Average Net Assets	1.05	%A	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.67	%A	3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92	%A	0.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.30	%A	(2.14	)%A
Portfolio Turnover Rate	21%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.50		$6.81		$7.26		$6.47		$5.96	$5.00

Net Investment Income (Loss)	(0.03	)F	(0.07	)F	(0.07	)F	(0.01	)F	0.03	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.19)		(1.21)		(0.26)		1.11		0.53	1.05

Total from Investment Operations	(1.22)		(1.28)		(0.33)		1.10		0.56	1.06

Dividends from Net Investment Income	—		—		—		—		(0.02)	—
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)	(0.10)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.05)	(0.10)

Net Asset Value End of Period	$4.28		$5.50		$6.81		$7.26		$6.47	$5.96

Total ReturnC	(22.18	)%B	(18.75)%		(4.82)%		17.15%		9.38%	21.30	%B
Net Assets End of Period (in thousands)	$40,731		$55,677		$54,319		$8,139		$6,741	$3,196
Ratio of Expenses to Average Net Assets	1.60	%A	1.60%		1.60%		1.60%		1.60%	1.60	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.71	%A	1.70%		1.79%		2.55%		2.73%	6.52	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.34	)%A	(1.21)%		(0.89)%		(0.11)%		0.59%	0.26	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.45)%		(1.31)%		(1.08)%		(1.06)%		(0.54)%	(4.66	)%A
Portfolio Turnover Rate	6%		19%		27%		176%		35%	69	%A

Enterprise Equity Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.38		$6.69		$7.17		$6.43		$5.94	$5.00

Net Investment Income (Loss)	(0.05	)F	(0.10	)F	(0.11	)F	(0.04	)F	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.15)		(1.18)		(0.25)		1.09		0.53	1.04

Total from Investment Operations	(1.20)		(1.28)		(0.36)		1.05		0.53	1.04

Dividends from Net Investment Income	—		—		—		—		(0.01)	—
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)	(0.10)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.04)	(0.10)

Net Asset Value End of Period	$4.18		$5.38		$6.69		$7.17		$6.43	$5.94

Total ReturnD	(22.30	)%B	(19.09)%		(5.30)%		16.49%		8.82%	20.80	%B
Net Assets End of Period (in thousands)	$39,479		$52,441		$55,021		$11,431		$8,731	$1,820
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%		2.15%	2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A	2.25%		2.35%		3.10%		3.29%	6.21	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89	)%A	(1.76)%		(1.44)%		(0.66)%		0.07%	(0.23	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.00	)%A	(1.86)%		(1.64)%		(1.61)%		(1.07)%	(4.29	)%A
Portfolio Turnover Rate	6%		19%		27%		176%		35%	69	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.39		$6.69		$7.17		$6.44		$5.94	$5.00

Net Investment Income (Loss)	(0.05	)F	(0.10	)F	(0.10	)F	(0.04	)F	0.01	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.16)		(1.17)		(0.26)		1.08		0.53	1.04

Total from Investment Operations	(1.21)		(1.27)		(0.36)		1.04		0.54	1.04

Dividends from Net Investment Income	—		—		—		—		(0.01)	—
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)	(0.10)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.04)	(0.10)

Net Asset Value End of Period	$4.18		$5.39		$6.69		$7.17		$6.44	$5.94

Total ReturnD	(22.45	)%B,C	(18.94)%		(5.30)%		16.30%		8.98%	20.89	%B
Net Assets End of Period (in thousands)	$27,875		$35,995		$32,620		$2,144		$1,504	$283
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%		2.15%	2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A	2.25%		2.33%		3.09%		3.28%	6.01	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.88	)%A	(1.76)%		(1.46)%		(0.64)%		0.09%	(0.21	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.00	)%A	(1.86)%		(1.64)%		(1.58)%		(1.03)%	(4.07	)%A
Portfolio Turnover Rate	6%		19%		27%		176%		35%	69	%A

Enterprise Equity Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 10/14/98 through 12/31/98
			2001		2000		1999

Net Asset Value Beginning of Period	$5.57		$6.85		$7.26		$6.43		$5.86

Net Investment Income (Loss)	(0.02	)F	(0.04	)F	(0.03	)F	0.01	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.20)		(1.21)		(0.26)		1.13		0.63

Total from Investment Operations	(1.22)		(1.25)		(0.29)		1.14		0.64

Dividends from Net Investment Income	—		—		—		—		(0.04)
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.07)

Net Asset Value End of Period	$4.35		$5.57		$6.85		$7.26		$6.43

Total Return	(21.90	)%B	(18.21)%		(4.26)%		17.89%		10.93	%B
Net Assets End of Period (in thousands)	$1,092		$1,004		$376		$161		$57
Ratio of Expenses to Average Net Assets	1.15	%A	1.15%		1.15%		1.15%		1.13	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.28	%A	1.24%		1.37%		2.15%		2.26	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88	)%A	(0.77)%		(0.43)%		0.21%		1.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.01	)%A	(0.86)%		(0.65)%		(0.79)%		(0.11	)%A
Portfolio Turnover Rate	6%		19%		27%		176%		35	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$22.12		$25.72		$27.48		$26.89		$26.42	$22.44

Net Investment Income (Loss)	0.08	F	0.20	F	0.22	F	0.22	F	0.36	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.98)		(3.24)		1.10		1.69		2.52	5.95

Total from Investment Operations	(0.90)		(3.04)		1.32		1.91		2.88	6.12

Dividends from Net Investment Income	(0.08)		(0.18)		(0.22)		(0.20)		(0.35)	(0.15)
Distributions from Capital Gains	—		(0.38)		(2.86)		(1.12)		(2.06)	(1.99)

Total Distributions	(0.08)		(0.56)		(3.08)		(1.32)		(2.41)	(2.14)

Net Asset Value End of Period	$21.14		$22.12		$25.72		$27.48		$26.89	$26.42

Total ReturnC	(4.07	)%B	(11.83)%		5.44%		7.20%		11.13%	28.08%
Net Assets End of Period (in thousands)	$72,888		$79,215		$95,009		$111,395		$111,275	$97,932
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.50%		1.50%		1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.62	%A	1.58%		1.52%		1.51%		1.58%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68	%A	0.84%		0.83%		0.76%		1.32%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.56	%A	0.76%		0.81%		0.74%		1.25%	1.23%
Portfolio Turnover Rate	18%		48%		33%		32%		31%	33%

Enterprise Equity Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$21.77		$25.32		$27.10		$26.57		$26.17	$22.30

Net Investment Income (Loss)	0.01	F	0.07	F	0.07	F	0.06	F	0.20	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.95)		(3.18)		1.09		1.65		2.49	5.83

Total from Investment Operations	(0.94)		(3.11)		1.16		1.71		2.69	5.95

Dividends from Net Investment Income	(0.03)		(0.06)		(0.08)		(0.06)		(0.23)	(0.09)
Distributions from Capital Gains	—		(0.38)		(2.86)		(1.12)		(2.06)	(1.99)

Total Distributions	(0.03)		(0.44)		(2.94)		(1.18)		(2.29)	(2.08)

Net Asset Value End of Period	$20.80		$21.77		$25.32		$27.10		$26.57	$26.17

Total ReturnD	(4.33	)%B	(12.28)%		4.88%		6.55%		10.49%	27.35%
Net Assets End of Period (in thousands)	$37,562		$38,273		$40,221		$44,574		$33,807	$19,055
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.13%		2.07%		2.07%		2.13%	2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13	%A	0.29%		0.28%		0.20%		0.78%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.01	%A	0.21%		0.26%		0.18%		0.71%	0.65%
Portfolio Turnover Rate	18%		48%		33%		32%		31%	33%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.92		$25.49		$27.26		$26.70		$26.31	$24.26

Net Investment Income (Loss)	0.01	F	0.07	F	0.07	F	0.06	F	0.21	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.96)		(3.20)		1.10		1.69		2.49	4.14

Total from Investment Operations	(0.95)		(3.13)		1.17		1.75		2.70	4.18

Dividends from Net Investment Income	(0.03)		(0.06)		(0.08)		(0.07)		(0.25)	(0.14)
Distributions from Capital Gains	—		(0.38)		(2.86)		(1.12)		(2.06)	(1.99)

Total Distributions	(0.03)		(0.44)		(2.94)		(1.19)		(2.31)	(2.13)

Net Asset Value End of Period	$20.94		$21.92		$25.49		$27.26		$26.70	$26.31

Total ReturnD	(4.35	)%B,C	(12.28)%		4.89%		6.64%		10.47%	18.21	%B
Net Assets End of Period (in thousands)	$8,032		$8,093		$8,391		$9,338		$5,639	$1,857
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17	%A	2.13%		2.07%		2.07%		2.13%	2.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13	%A	0.29%		0.28%		0.20%		0.81%	0.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.02	%A	0.21%		0.26%		0.18%		0.73%	0.54	%A
Portfolio Turnover Rate	18%		48%		33%		32%		31%	33	%A

Enterprise Equity Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 1/22/98 through 12/31/98
			2001		2000		1999

Net Asset Value Beginning of Period	$22.10		$25.70		$27.46		$26.87		$26.25

Net Investment Income (Loss)	0.13	F	0.30	F	0.33	F	0.34	F	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.98)		(3.23)		1.11		1.70		2.69

Total from Investment Operations	(0.85)		(2.93)		1.44		2.04		3.16

Dividends from Net Investment Income	(0.13)		(0.29)		(0.34)		(0.33)		(0.48)
Distributions from Capital Gains	—		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.13)		(0.67)		(3.20)		(1.45)		(2.54)

Net Asset Value End of Period	$21.12		$22.10		$25.70		$27.46		$26.87

Total Return	(3.86	)%B	(11.44)%		5.94%		7.69%		12.26	%B
Net Assets End of Period (in thousands)	$311		$321		$125		$153		$112
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05%		1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.17	%A	1.15%		1.07%		1.07%		1.13	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13	%A	1.28%		1.28%		1.20%		1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.01	%A	1.18%		1.26%		1.18%		1.72	%A
Portfolio Turnover Rate	18%		48%		33%		32%		31	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Growth Fund (Class A)			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$17.78		$20.52		$24.55		$21.07		$16.91		$13.10

Net Investment Income (Loss)	(0.03	)F	(0.06	)F	(0.09	)F	(0.12	)F	(0.11	)F	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(2.47)		(2.68)		(1.88)		4.73		5.31		4.23

Total from Investment Operations	(2.50)		(2.74)		(1.97)		4.61		5.20		4.16

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Redemption Fees	0.00G		—		—		—		—		—

Net Asset Value End of Period	$15.28		$17.78		$20.52		$24.55		$21.07		$16.91

Total ReturnC	(14.06	)%B	(13.35)%		(7.94)%		22.08%		30.94%		31.76%
Net Assets End of Period (in thousands)	$739,417		$820,971		$1,029,590		$1,268,022		$827,567		$424,280
Ratio of Expenses to Average Net Assets	1.53	%A	1.49%		1.41%		1.40%		1.48%		1.43	%E
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.53	%A	1.49%		1.41%		1.40%		1.48%		1.43	%E
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34	)%A	(0.36)%		(0.41)%		(0.51)%		(0.58)%		(0.55)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.34	)%A	(0.36)%		(0.41)%		(0.51)%		(0.58)%		(0.55)%
Portfolio Turnover Rate	19%		52%		65%		38%		28%		22%
	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Growth Fund (Class B)			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$17.04		$19.76		$23.84		$20.62		$16.66		$12.97

Net Investment Income (Loss)	(0.07	)F	(0.16	)F	(0.21	)F	(0.24	)F	(0.21	)F	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(2.37)		(2.56)		(1.81)		4.59		5.21		4.15

Total from Investment Operations	(2.44)		(2.72)		(2.02)		4.35		5.00		4.04

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Net Asset Value End of Period	$14.60		$17.04		$19.76		$23.84		$20.62		$16.66

Total ReturnD	(14.32	)%B	(13.77)%		(8.40)%		21.30%		30.20%		31.15%
Net Assets End of Period (in thousands)	$511,463		$605,432		$736,423		$811,706		$446,473		$166,932
Ratio of Expenses to Average Net Assets	2.08	%A	2.04%		1.96%		1.95%		2.03%		1.98	%E
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.08	%A	2.04%		1.96%		1.95%		2.03%		1.98	%E
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89	)%A	(0.91)%		(0.95)%		(1.06)%		(1.13)%		(1.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.89	)%A	(0.91)%		(0.95)%		(1.06)%		(1.13)%		(1.10)%
Portfolio Turnover Rate	19%		52%		65%		38%		28%		22%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,								For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$17.27		$20.04		$24.14		$20.87		$16.85		$14.11

Net Investment Income (Loss)	(0.07	)F	(0.16	)F	(0.21	)F	(0.24	)F	(0.21	)F	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(2.39)		(2.61)		(1.83)		4.64		5.27		3.15

Total from Investment Operations	(2.46)		(2.77)		(2.04)		4.40		5.06		3.09

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Net Asset Value End of Period	$14.81		$17.27		$20.04		$24.14		$20.87		$16.85

Total ReturnD	(14.24	)%B,C	(13.82)%		(8.38)%		21.28%		30.22%		21.91	%B
Net Assets End of Period (in thousands)	$192,039		$214,230		$253,834		$294,683		$133,194		$26,601
Ratio of Expenses to Average Net Assets	2.08	%A	2.04%		1.96%		1.95%		2.04%		1.97	%A,E
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.08	%A	2.04%		1.96%		1.95%		2.04%		1.97	%A,E
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89	)%A	(0.91)%		(0.96)%		(1.07)%		(1.13)%		(1.10	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.89	)%A	(0.91)%		(0.96)%		(1.07)%		(1.13)%		(1.10	)%A
Portfolio Turnover Rate	19%		52%		65%		38%		28%		22	%A
Enterprise Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$18.37		$21.10		$25.06		$21.41		$17.02		$13.12

Net Investment Income (Loss)	0.01	F	0.02	F	0.01F		(0.02	)F	(0.02	)F	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(2.56)		(2.75)		(1.91)		4.80		5.45		4.27

Total from Investment Operations	(2.55)		(2.73)		(1.90)		4.78		5.43		4.25

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)		(0.35)

Net Asset Value End of Period	$15.82		$18.37		$21.10		$25.06		$21.41		$17.02

Total Return	(13.88	)%B	(12.94)%		(7.49)%		22.52%		32.09%		32.40%
Net Assets End of Period (in thousands)	$45,679		$52,671		$66,749		$86,826		$60,640		$44,596
Ratio of Expenses to Average Net Assets	1.08	%A	1.04%		0.96%		0.95%		1.03%		0.97	%E
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.08	%A	1.04%		0.96%		0.95%		1.03%		0.97	%E
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11	%A	0.09%		0.03%		(0.07)%		(0.13)%		(0.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.11	%A	0.09%		0.03%		(0.07)%		(0.13)%		(0.10)%
Portfolio Turnover Rate	19%		52%		65%		38%		28%		22%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Growth and Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.88		$38.55		$38.57		$29.01		$25.19	$25.71		$25.05

Net Investment Income (Loss)	0.00	F,G	0.07	F	0.06	F	0.00	F,G	0.14	0.01		0.00	G
Net Realized and Unrealized Gain (Loss) on Investments	(5.40)		(5.59)		(0.08)		9.57		4.00	0.04		0.66

Total from Investment Operations	(5.40)		(5.52)		(0.02)		9.57		4.14	0.05		0.66

Dividends from Net Investment Income	—		—		—		—		(0.09)	(0.11)		—
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)	(0.46)		—

Total Distributions	—		(0.15)		—		(0.01)		(0.32)	(0.57)		—

Net Asset Value End of Period	$27.48		$32.88		$38.55		$38.57		$29.01	$25.19		$25.71

Total ReturnC	(16.42	)%B	(14.32)%		(0.05)%		32.97%		16.50%	0.20	%B	2.63	%B
Net Assets End of Period (in thousands)	$65,706		$84,159		$94,885		$65,759		$16,664	$4,032		$1,109
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.50%		1.50%		1.50%	1.50	%A	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.65	%A	1.59%		1.54%		1.64%		1.93%	2.11	%A	4.47	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03	)%A	0.21%		0.15%		0.00%		0.41%	0.56	%A	0.07	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.18	)%A	0.12%		0.11%		(0.15)%		(0.03)%	(0.04	)%A	(2.90	)%A
Portfolio Turnover Rate	4%		3%		10%		3%		5%	1	%A	16	%A

Enterprise Growth and Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2002							For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.22		$37.99		$38.20		$28.90		$25.15	$25.68		$25.05

Net Investment Income (Loss)	(0.09	)F	(0.12	)F	(0.16	)F	(0.18	)F	0.05	(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(5.27)		(5.50)		(0.05)		9.49		3.95	0.03		0.64

Total from Investment Operations	(5.36)		(5.62)		(0.21)		9.31		4.00	0.02		0.63

Dividends from Net Investment Income	—		—		—		—		(0.02)	(0.09)		—
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)	(0.46)		—

Total Distributions	—		(0.15)		—		(0.01)		(0.25)	(0.55)		—

Net Asset Value End of Period	$26.86		$32.22		$37.99		$38.20		$28.90	$25.15		$25.68

Total ReturnD	(16.64	)%B	(14.80)%		(0.55)%		32.20%		15.95%	0.07	%B	2.51	%B
Net Assets End of Period (in thousands)	$95,616		$118,866		$124,127		$74,597		$21,891	$3,257		$992
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.20	%A	2.14%		2.09%		2.19%		2.48%	2.66	%A	4.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57	)%A	(0.35)%		(0.40)%		(0.56)%		(0.17)%	(0.02	)%A	(0.34	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.72	)%A	(0.44)%		(0.44)%		(0.70)%		(0.60)%	(0.63	)%A	(2.87	)%A
Portfolio Turnover Rate	4%		3%		10%		3%		5%	1	%A	16	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Growth and Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 10/1/97 through 12/31/97		For the Period 7/17/97 through 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.25		$38.03		$38.24		$28.91		$25.15	$25.68		$25.05

Net Investment Income (Loss)	(0.09	)F	(0.12	)F	(0.16	)F	(0.19	)F	0.06	(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(5.27)		(5.51)		(0.05)		9.53		3.94	0.05		0.64

Total from Investment Operations	(5.36)		(5.63)		(0.21)		9.34		4.00	0.03		0.63

Dividends from Net Investment Income	—		—		—		—		(0.01)	(0.10)		—
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)	(0.46)		—

Total Distributions	—		(0.15)		—		(0.01)		(0.24)	(0.56)		—

Net Asset Value End of Period	$26.89		$32.25		$38.03		$38.24		$28.91	$25.15		$25.68

Total ReturnD	(16.62	)%B,C	(14.81)%		(0.55)%		32.29%		15.95%	0.10	%B	2.51	%B
Net Assets End of Period (in thousands)	$16,711		$22,263		$22,239		$13,710		$4,654	$561		$99
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.20	%A	2.14%		2.09%		2.20%		2.49%	2.64	%A	4.60	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57	)%A	(0.35)%		(0.40)%		(0.58)%		(0.16)%	0.03	%A	(0.39	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.72	)%A	(0.44)%		(0.43)%		(0.72)%		(0.60)%	(0.56	)%A	(2.94	)%A
Portfolio Turnover Rate	4%		3%		10%		3%		5%	1	%A	16	%A

Enterprise Growth and Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 10/1/97 through 12/31/97		Year Ended 9/30/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$33.50		$39.08		$38.91		$29.13		$25.24	$25.73		$20.11

Net Investment Income (Loss)	0.07	F	0.23	F	0.23	F	0.14	F	0.29	0.06		0.35
Net Realized and Unrealized Gain (Loss) on Investments	(5.51)		(5.66)		(0.06)		9.65		4.00	0.02		6.18

Total from Investment Operations	(5.44)		(5.43)		0.17		9.79		4.29	0.08		6.53

Dividends from Net Investment Income	—		—		—		—		(0.17)	(0.11)		(0.20)
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)	(0.46)		(0.71)

Total Distributions	—		(0.15)		—		(0.01)		(0.40)	(0.57)		(0.91)

Net Asset Value End of Period	$28.06		$33.50		$39.08		$38.91		$29.13	$25.24		$25.73

Total Return	(16.24	)%B	(13.90)%		0.44%		33.59%		17.08%	0.31	%B	33.55%
Net Assets End of Period (in thousands)	$10,585		$13,217		$16,892		$17,116		$18,310	$15,542		$15,428
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05%		1.05%		1.05%	1.05	%A	0.99%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.20	%A	1.14%		1.09%		1.18%		1.48%	1.68	%A	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42	%A	0.66%		0.58%		0.41%		0.89%	0.96	%A	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.27	%A	0.57%		0.54%		0.29%		0.45%	0.33	%A	(0.33)%
Portfolio Turnover Rate	4%		3%		10%		3%		5%	1	%A	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise International Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997
Net Asset Value Beginning of Period	$12.82		$18.35		$23.81		$18.89		$16.71	$17.10

Net Investment Income (Loss)	0.07	F	(0.07	)F	(0.16	)F	(0.11	)F	0.06	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.01		(5.49)		(4.53)		7.37		2.32	0.73

Total from Investment Operations	0.08		(5.56)		(4.69)		7.26		2.38	0.81

Dividends from Net Investment Income	—		—		—		(0.16)		(0.05)	(0.07)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)	(1.13)

Total Distributions	—		—		(0.77)		(2.34)		(0.20)	(1.20)

Redemption Fees	0.00	G	0.03		—		—		—	—

Net Asset Value End of Period	$12.90		$12.82		$18.35		$23.81		$18.89	$16.71

Total ReturnC	0.62	%B	(30.14)%		(19.75)%		39.76%		14.28%	4.75%
Net Assets End of Period (in thousands)	$30,146		$34,589		$49,770		$55,426		$41,458	$38,020
Ratio of Expenses to Average Net Assets	1.85	%A	1.96%		1.85%		1.94%		2.00%	2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.11	%A	1.96%		1.85%		1.94%		2.11%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.16	%A	(0.50)%		(0.76)%		(0.53)%		0.30%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.89	%A	(0.50)%		(0.76)%		(0.53)%		0.19%	0.39%
Portfolio Turnover Rate	148%		99%		66%		131%		52%	27%

Enterprise International Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997
Net Asset Value Beginning of Period	$12.40		$17.89		$23.40		$18.62		$16.53	$16.97

Net Investment Income (Loss)	0.04	F	(0.16	)F	(0.27	)F	(0.21	)F	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.01		(5.33)		(4.47)		7.23		2.28	0.69

Total from Investment Operations	0.05		(5.49)		(4.74)		7.02		2.24	0.70

Dividends from Net Investment Income	—		—		—		(0.06)		—	(0.01)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)	(1.13)

Total Distributions	—		—		(0.77)		(2.24)		(0.15)	(1.14)

Net Asset Value End of Period	$12.45		$12.40		$17.89		$23.40		$18.62	$16.53

Total ReturnD	0.40	%B	(30.69	)%B	(20.32)%		39.02%		13.57%	4.17%
Net Assets End of Period (in thousands)	$21,653		$21,738		$26,569		$23,475		$16,008	$9,878
Ratio of Expenses to Average Net Assets	2.40	%A	2.53%		2.40%		2.48%		2.55%	2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.66	%A	2.53%		2.40%		2.48%		2.66%	2.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	(1.13)%		(1.32)%		(1.10)%		(0.28)%	(0.06)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.37	%A	(1.13)%		(1.32)%		(1.10)%		(0.39)%	(0.18)%
Portfolio Turnover Rate	148%		99%		66%		131%		52%	27%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise International Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998
Net Asset Value Beginning of Period	$12.50		$18.04		$23.59		$18.77		$16.66	$17.51

Net Investment Income (Loss)	0.04	F	(0.15	)F	(0.27	)F	(0.22	)F	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.01		(5.39)		(4.51)		7.29		2.31	0.39

Total from Investment Operations	0.05		(5.54)		(4.78)		7.07		2.27	0.36

Dividends from Net Investment Income	—		—		—		(0.07)		(0.01)	(0.08)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)	(1.13)

Total Distributions	—		—		(0.77)		(2.25)		(0.16)	(1.21)

Redemption Fees	0.01		—		—		—		—	—

Net Asset Value End of Period	$12.55		$12.50		$18.04		$23.59		$18.77	$16.66

Total ReturnD	0.40	%B,C	(30.71)%		(20.33)%		38.95%		13.64%	2.07	%B
Net Assets End of Period (in thousands)	$8,073		$8,512		$7,750		$5,771		$3,498	$1,113
Ratio of Expenses to Average Net Assets	2.40	%A	2.52%		2.40%		2.48%		2.55%	2.55	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.66	%A	2.52%		2.40%		2.48%		2.67%	2.75	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A	(1.12)%		(1.32)%		(1.12)%		(0.35)%	(0.51	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.37	%A	(1.12)%		(1.32)%		(1.12)%		(0.47)%	(0.71	)%A
Portfolio Turnover Rate	148%		99%		66%		131%		52%	27	%A

Enterprise International Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997
Net Asset Value Beginning of Period	$12.90		$18.41		$23.82		$18.88		$16.71	$17.10

Net Investment Income (Loss)	0.10F		(0.02	)F	(0.06	)F	(0.03	)F	0.14	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.01		(5.49)		(4.58)		7.40		2.32	0.72

Total from Investment Operations	0.11		(5.51)		(4.64)		7.37		2.46	0.89

Dividends from Net Investment Income	—		—		—		(0.25)		(0.14)	(0.15)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)	(1.13)

Total Distributions	—		—		(0.77)		(2.25)		(0.16)	(1.21)

Redemption Fees	0.00	G	—		—		—		—	—

Net Asset Value End of Period	$13.01		$12.90		$18.41		$23.82		$18.88	$16.71

Total Return	0.85	%B	(29.93)%		(19.53)%		40.39%		14.73%	5.21%
Net Assets End of Period (in thousands)	$13,755		$13,797		$20,515		$20,738		$13,379	$10,986
Ratio of Expenses to Average Net Assets	1.40	%A	1.53%		1.39%		1.48%		1.55%	1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.66	%A	1.53%		1.39%		1.48%		1.66%	1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64	%A	(0.12)%		0.30%		(0.14)%		0.75%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.38	%A	(0.12)%		0.30%		(0.14)%		0.64%	0.84%
Portfolio Turnover Rate	148%		99%		66%		131%		52%	27%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 10/1/98 through 12/31/98
			2001		2000		1999
Net Asset Value Beginning of Period	$5.82		$6.62		$5.58		$6.05		$5.00

Net Investment Income (Loss)	0.06	F	0.04	F	0.05	F	0.06	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.29		(0.60)		1.17		(0.37)		1.04

Total from Investment Operations	0.35		(0.56)		1.22		(0.31)		1.05

Dividends from Net Investment Income	—		(0.05)		(0.05)		(0.04)		—
Distributions from Capital Gains	—		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.24)		(0.18)		(0.16)		—

Net Asset Value End of Period	$6.17		$5.82		$6.62		$5.58		$6.05

Total ReturnC	6.01	%B	(8.37)%		21.90%		(5.01)%		21.00	%B
Net Assets End of Period (in thousands)	$12,842		$13,715		$15,674		$5,179		$1,426
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75%		1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.92%		2.03%		2.92%		6.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90	%A	0.67%		0.90%		1.00%		0.16	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.73	%A	0.50%		0.62%		(0.17)%		(4.68	)%A
Portfolio Turnover Rate	3%		56%		26%		16%		2%

Enterprise Global Financial Services Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 10/1/98 through 12/31/98
			2001		2000		1999
Net Asset Value Beginning of Period	$5.78		$6.57		$5.55		$6.03		$5.00

Net Investment Income (Loss)	0.04	F	0.01	F	0.02	F	0.03	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.30		(0.59)		1.15		(0.37)		1.02

Total from Investment Operations	0.34		(0.58)		1.17		(0.34)		1.03

Dividends from Net Investment Income	—		(0.02)		(0.02)		(0.02)		—
Distributions from Capital Gains	—		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.21)		(0.15)		(0.14)		—

Net Asset Value End of Period	$6.12		$5.78		$6.57		$5.55		$6.03

Total ReturnD	5.88	%B	(8.84)%		21.18%		(5.50)%		20.60	%B
Net Assets End of Period (in thousands)	$9,730		$9,429		$10,252		$4,661		$1,023
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.48	%A	2.47%		2.61%		3.49%		7.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.37	%A	0.14%		0.31%		0.44%		(0.49	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.19	%A	(0.04)%		0.00%		(0.75)%		(5.69	)%A
Portfolio Turnover Rate	3%		56%		26%		16%		2%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 10/1/98 through 12/31/98
			2001		2000		1999
Net Asset Value Beginning of Period	$5.78		$6.57		$5.56		$6.03		$5.00

Net Investment Income (Loss)	0.04	F	0.01	F	0.02	F	0.02	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.29		(0.59)		1.15		(0.34)		1.02

Total from Investment Operations	0.33		(0.58)		1.17		(0.32)		1.03

Dividends from Net Investment Income	—		(0.02)		(0.03)		(0.03)		—
Distributions from Capital Gains	—		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.21)		(0.16)		(0.15)		—

Net Asset Value End of Period	$6.11		$5.78		$6.57		$5.56		$6.03

Total ReturnD	5.71	%B,C	(8.73)%		21.07%		(5.31)%		20.60	%B
Net Assets End of Period (in thousands)	$1,983		$2,056		$1,903		$718		$218
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.48	%A	2.47%		2.59%		3.50%		6.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.37	%A	0.10%		0.27%		0.39%		(0.33	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.19	%A	(0.07)%		(0.02)%		(0.81)%		(4.45	)%A
Portfolio Turnover Rate	3%		56%		26%		16%		2%

Enterprise Global Financial Services Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 10/1/98 through 12/31/98
			2001		2000		1999
Net Asset Value Beginning of Period	$5.84		$6.64		$5.59		$6.05		$5.00

Net Investment Income (Loss)	0.07	F	0.07	F	0.08	F	0.10	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.30		(0.60)		1.17		(0.38)		1.04

Total from Investment Operations	0.37		(0.53)		1.25		(0.28)		1.05

Dividends from Net Investment Income	—		(0.08)		(0.07)		(0.06)		—
Distributions from Capital Gains	—		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.27)		(0.20)		(0.18)		—

Net Asset Value End of Period	$6.21		$5.84		$6.64		$5.59		$6.05

Total Return	6.34	%B	(7.89)%		22.39%		(4.51)%		21.00	%B
Net Assets End of Period (in thousands)	$6,685		$6,258		$6,770		$5,477		$5,697
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%		1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.48	%A	1.47%		1.65%		2.57%		5.09	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39	%A	1.12%		1.36%		1.63%		0.61	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	2.21	%A	0.94%		1.01%		0.36%		(3.18	)%A
Portfolio Turnover Rate	3%		56%		26%		16%		2%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Health Care Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.54		$9.32		$10.00

Net Investment Income (Loss)	(0.05	)F	(0.09	)F	(0.04	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.54)		(0.69)		(0.64)

Total from Investment Operations	(2.59)		(0.78)		(0.68)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.95		$8.54		$9.32

Total ReturnC	(30.33	)%B	(8.37)%		(6.80	)%B
Net Assets End of Period (in thousands)	$5,416		$7,903		$4,480
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.50	%A	2.60%		8.65	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.47	)%A	(1.15)%		(0.47	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.12	)%A	(1.90)%		(7.27	)%A
Portfolio Turnover Rate	171%		418%		34%

Enterprise Global Health Care Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.46		$9.30		$10.00

Net Investment Income (Loss)	(0.07	)F	(0.14	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.51)		(0.70)		(0.63)

Total from Investment Operations	(2.58)		(0.84)		(0.70)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.88		$8.46		$9.30

Total ReturnD	(30.50	)%B	(9.03)%		(7.00	)%B
Net Assets End of Period (in thousands)	$6,369		$8,619		$3,662
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.05	%A	3.13%		9.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.02	)%A	(1.71)%		(1.02	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.68	)%A	(2.44)%		(7.82	)%A
Portfolio Turnover Rate	171%		418%		34%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Health Care Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.47		$9.30		$10.00

Net Investment Income (Loss)	(0.07	)F	(0.14	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.52)		(0.69)		(0.63)

Total from Investment Operations	(2.59)		(0.83)		(0.70)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.88		$8.47		$9.30

Total ReturnD	(30.58	)%B,C	(8.92)%		(7.00	)%B
Net Assets End of Period (in thousands)	$2,130		$3,231		$1,885
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.05	%A	3.16%		9.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.02	)%A	(1.70)%		(1.02	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.67	)%A	(2.46)%		(7.82	)%A
Portfolio Turnover Rate	171%		418%		34%

Enterprise Global Health Care Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.57		$9.33		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.06	)F	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	(2.54)		(0.70)		(0.67)

Total from Investment Operations	(2.58)		(0.76)		(0.67)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.99		$8.57		$9.33

Total Return	(30.11	)%B	(8.15)%		(6.70	)%B
Net Assets End of Period (in thousands)	$211		$269		$281
Ratio of Expenses to Average Net Assets	1.40	%A	1.40%		1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.06	%A	2.18%		8.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.02	)%A	(0.68)%		(0.03	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.68	)%A	(1.46)%		(6.83	)%A
Portfolio Turnover Rate	171%		418%		34%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Socially Responsive Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.69		$9.75		$10.00

Net Investment Income (Loss)	0.01	F	0.01	F	0.08	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(1.05)		(0.33)

Total from Investment Operations	(0.62)		(1.04)		(0.25)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$8.07		$8.69		$9.75

Total ReturnC	(7.13	)%B	(10.70)%		(2.50	)%B
Net Assets End of Period (in thousands)	$2,434		$2,053		$1,103
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.23	%A	4.05%		13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31	%A	0.10%		0.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.16	)%A	(2.20)%		(10.40	)%A
Portfolio Turnover Rate	21%		44%		16%

Enterprise Global Socially Responsive Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.62		$9.74		$10.00

Net Investment Income (Loss)	(0.01	)F	(0.04	)F	0.03	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(1.06)		(0.29)

Total from Investment Operations	(0.64)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$7.98		$8.62		$9.74

Total ReturnD	(7.42	)%B	(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$1,143		$1,036		$588
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.77	%A	4.61%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23	)%A	(0.43)%		0.33	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.71	)%A	(2.74)%		(10.95	)%A
Portfolio Turnover Rate	21%		44%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Socially Responsive Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.62		$9.74		$10.00

Net Investment Income (Loss)	(0.01	)F	(0.04	)F	0.04F
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(1.06)		(0.30)

Total from Investment Operations	(0.64)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$7.98		$8.62		$9.74

Total ReturnD	(7.42	)%B,C	(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$570		$475		$361
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.78	%A	4.63%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24	)%A	(0.43)%		0.45	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.71	)%A	(2.76)%		(10.83	)%A
Portfolio Turnover Rate	21%		44%		16%

Enterprise Global Socially Responsive Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31, 2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.74		$9.76		$10.00

Net Investment Income (Loss)	0.03	F	0.05	F	0.12F
Net Realized and Unrealized Gain (Loss) on Investments	(0.64)		(1.05)		(0.36)

Total from Investment Operations	(0.61)		(1.00)		(0.24)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$8.13		$8.74		$9.76

Total Return	(6.98	)%B	(10.28)%		(2.40	)%B
Net Assets End of Period (in thousands)	$137		$120		$98
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.78	%A	3.63%		12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74	%A	0.57%		1.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.74	)%A	(1.76)%		(9.70	)%A
Portfolio Turnover Rate	21%		44%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Technology Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		For Year Ended December 31, 2001		For the Period 6/30/00 through 12/31/00

Net Asset Value Beginning of Period	$3.08		$5.85		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.06	)F	(0.13	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.00)		(2.71)		(4.02)

Total from Investment Operations	(1.02)		(2.77)		(4.15)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$2.06		$3.08		$5.85

Total ReturnC	(33.12	)%B	(47.35)%		(41.50	)%B
Net Assets End of Period (in thousands)	$2,468		$4,009		$10,093
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.25	%A	2.65%		2.28	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.70	)%A	(1.50)%		(1.51	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(3.06	)%A	(2.25)%		(1.88	)%A
Portfolio Turnover Rate	153%		195%		105%

Enterprise Global Technology Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		For Year Ended December 31, 2001		For the Period 6/30/00 through 12/31/00

Net Asset Value Beginning of Period	$3.05		$5.82		$10.00

Net Investment Income (Loss)	(0.03	)F	(0.08	)F	(0.18	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(2.69)		(4.00)

Total from Investment Operations	(1.02)		(2.77)		(4.18)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$2.03		$3.05		$5.82

Total ReturnD	(33.44	)%B	(47.59)%		(41.80	)%B
Net Assets End of Period (in thousands)	$2,057		$3,284		$7,011
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.80	%A	3.20%		2.82	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.25	)%A	(2.05)%		(2.06	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(3.61	)%A	(2.80)%		(2.42	)%A
Portfolio Turnover Rate	153%		195%		105%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Technology Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Technology Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		For Year Ended December 31, 2001		For the Period 6/30/00 through 12/31/00

Net Asset Value Beginning of Period	$3.05		$5.82		$10.00

Net Investment Income (Loss)	(0.03	)F	(0.08	)F	(0.18	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)		(2.69)		(4.00)

Total from Investment Operations	(1.02)		(2.77)		(4.18)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$2.03		$3.05		$5.82

Total ReturnD	(33.44	)%B,C	(47.59)%		(41.80	)%B
Net Assets End of Period (in thousands)	$485		$892		$2,308
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.79	%A	3.19%		2.82	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.25	)%A	(2.04)%		(2.06	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(3.60	)%A	(2.78)%		(2.42	)%A
Portfolio Turnover Rate	153%		195%		105%

Enterprise Global Technology Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		For Year Ended December 31, 2001		For the Period 6/30/00 through 12/31/00

Net Asset Value Beginning of Period	$3.11		$5.87		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.04	)F	(0.09	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.01)		(2.72)		(4.04)

Total from Investment Operations	(1.03)		(2.76)		(4.13)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$2.08		$3.11		$5.87

Total Return	(33.12	)%B	(47.02)%		(41.30	)%B
Net Assets End of Period (in thousands)	$110		$158		$367
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.81	%A	2.20%		1.89	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.25	)%A	(1.05)%		(0.97	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.61	)%A	(1.80)%		(1.41	)%A
Portfolio Turnover Rate	153%		195%		105%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Internet Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
			2001		2000
Net Asset Value Beginning of Period	$10.22		$15.47		$31.72		$10.00

Net Investment Income (Loss)	(0.08	)F	(0.17	)F	(0.47	)F	(0.12	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.88)		(5.08)		(15.68)		22.19

Total from Investment Operations	(3.96)		(5.25)		(16.15)		22.07

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	0.00	G	0.00	G	—		—

Net Asset Value End of Period	$6.26		$10.22		$15.47		$31.72

Total ReturnC	(38.75	)B	(33.94)%		(51.10)%		220.79	%B
Net Assets End of Period (in thousands)	$23,900		$49,028		$90,800		$119,283
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.86%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.47	%A	2.11%		1.86%		2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.78	)%A	(1.36)%		(1.64)%		(1.28	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.35	)%A	(1.57)%		(1.64)%		(1.42	)%A
Portfolio Turnover Rate	157%		331%		256%		31%

Enterprise Internet Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
			2001		2000
Net Asset Value Beginning of Period	$10.10		$15.36		$31.65		$10.00

Net Investment Income (Loss)	(0.10	)F	(0.23	)F	(0.62	)F	(0.18	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.83)		(5.03)		(15.57)		22.18

Total from Investment Operations	(3.93)		(5.26)		(16.19)		22.00

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$6.17		$10.10		$15.36		$31.65

Total ReturnD	(38.91	)%B	(34.24)%		(51.34)%		220.09	%B
Net Assets End of Period (in thousands)	$31,354		$57,356		$98,049		$107,176
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.03	%A	2.66%		2.41%		2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.33	)%A	(1.91)%		(2.20)%		(1.85	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.91	)%A	(2.12)%		(2.20)%		(1.96	)%A
Portfolio Turnover Rate	157%		331%		256%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Internet Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Internet Fund (Class C)			2001		2000

Net Asset Value Beginning of Period	$10.09		$15.35		$31.65		$10.00

Net Investment Income (Loss)	(0.10	)F	(0.23	)F	(0.63	)F	(0.17	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.83)		(5.03)		(15.57)		22.17

Total from Investment Operations	(3.93)		(5.26)		(16.20)		22.00

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$6.16		$10.09		$15.35		$31.65

Total ReturnD	(38.95	)%B,C	(34.27)%		(51.37)%		220.09	%B
Net Assets End of Period (in thousands)	$7,919		$15,021		$31,162		$35,448
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.03	%A	2.66%		2.41%		2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.33	)%A	(1.90)%		(2.20)%		(1.84	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(2.90	)%A	(2.11)%		(2.20)%		(1.96	)%A
Portfolio Turnover Rate	157%		331%		256%		31%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Internet Fund (Class Y)			2001		2000

Net Asset Value Beginning of Period	$10.35		$15.60		$31.82		$10.00

Net Investment Income (Loss)	(0.06	)F	(0.11	)F	(0.34	)F	(0.06	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.93)		(5.14)		(15.78)		22.23

Total from Investment Operations	(3.99)		(5.25)		(16.12)		22.17

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$6.36		$10.35		$15.60		$31.82

Total Return	(38.55	)%B	(33.65)%		(50.84)%		221.79	%B
Net Assets End of Period (in thousands)	$269		$430		$605		$1,381
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%		1.39%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04	%A	1.66%		1.39%		1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.33	)A	(0.93)%		(1.16)%		(0.68	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(1.91	)A	(1.14)%		(1.16)%		(1.02	)%A
Portfolio Turnover Rate	157%		331%		256%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.10		$10.00

Net Investment Income (Loss)	(0.01	)F	0.01	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		0.21

Total from Investment Operations	(0.20)		0.22

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.12)

Total Distributions	—		(0.12)

Net Asset Value End of Period	$9.90		$10.10

Total ReturnC	(1.98	)%B	2.22	%B
Net Assets End of Period (in thousands)	$31,664		$23,876
Ratio of Expenses to Average Net Assets	1.73	%A	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.73	%A	2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%A	0.16	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.20	)%A	(0.05	)%A
Portfolio Turnover Rate	106%		238%

Enterprise Mergers and Acquisitions Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.05		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.03	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		0.20

Total from Investment Operations	(0.23)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.12)

Total Distributions	—		(0.12)

Net Asset Value End of Period	$9.82		$10.05

Total ReturnD	(2.29	)%B	1.72	%B
Net Assets End of Period (in thousands)	$23,994		$21,195
Ratio of Expenses to Average Net Assets	2.27	%A	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27	%A	2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74	)%A	(0.37	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.74	)%A	(0.58	)%A
Portfolio Turnover Rate	106%		238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.05		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.03	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		0.20

Total from Investment Operations	(0.23)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.12)

Total Distributions	—		(0.12)

Net Asset Value End of Period	$9.82		$10.05

Total ReturnD	(2.29	)%B,C	1.72	%B
Net Assets End of Period (in thousands)	$17,493		$11,543
Ratio of Expenses to Average Net Assets	2.28	%A	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28	%A	2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.75	)%A	(0.37	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.75	)%A	(0.58	)%A
Portfolio Turnover Rate	106%		238%

Enterprise Mergers and Acquisitions Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.13		$10.00

Net Investment Income (Loss)	0.01	F	0.06	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		0.19

Total from Investment Operations	(0.18)		0.25

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.12)

Total Distributions	—		(0.12)

Net Asset Value End of Period	$9.95		$10.13

Total Return	(1.78	)%B	2.52	%B
Net Assets End of Period (in thousands)	$1,145		$724
Ratio of Expenses to Average Net Assets	1.28	%A	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.28	%A	1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26	%A	0.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.26	%A	0.48	%A
Portfolio Turnover Rate	106%		238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Managed Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$7.08		$8.03		$9.06		$9.26		$9.25	$7.97

Net Investment Income (Loss)	0.00	F,G	(0.01	)F	0.06	F	0.06	F	0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.16)		(0.94)		(0.03)		0.61		0.58	1.64

Total from Investment Operations	(1.16)		(0.95)		0.03		0.67		0.64	1.68

Dividends from Net Investment Income	—		—		(0.07)		(0.06)		(0.05)	(0.04)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)	(0.36)

Total Distributions	—		—		(1.06)		(0.87)		(0.63)	(0.40)

Net Asset Value End of Period	$5.92		$7.08		$8.03		$9.06		$9.26	$9.25

Total ReturnC	(16.38	)%B	(11.83)%		0.46%		7.40%		7.05%	21.05%
Net Assets End of Period (in thousands)	$60,113		$82,109		$104,057		$144,519		$175,084	$156,608
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.51%		1.48%		1.50%	1.49%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.68	%A	1.58%		1.52%		1.48%		1.50%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10	)%A	(0.08)%		0.77%		0.60%		0.57%	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.28	)%A	(0.16)%		0.77%		0.60%		0.57%	0.47%
Portfolio Turnover Rate	34%		130%		22%		95%		43%	28%

Enterprise Managed Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998		1997

Net Asset Value Beginning of Period	$6.96		$7.93		$8.96		$9.17		$9.19		$7.93

Net Investment Income (Loss)	(0.02	)F	(0.05	)F	0.02	F	0.00	F,G	0.00	G	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(1.14)		(0.92)		(0.04)		0.61		0.57		1.63

Total from Investment Operations	(1.16)		(0.97)		(0.02)		0.61		0.57		1.62

Dividends from Net Investment Income	—		—		(0.02)		(0.01)		(0.01)		—
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)		(0.36)

Total Distributions	—		—		(1.01)		(0.82)		(0.59)		(0.36)

Net Asset Value End of Period	$5.80		$6.96		$7.93		$8.96		$9.17		$9.19

Total ReturnD	(16.67	)%B	(12.23)%		(0.12)%		6.75%		6.31%		20.45%
Net Assets End of Period (in thousands)	$72,447		$93,248		$111,848		$149,098		$161,552		$110,213
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.06%		2.03%		2.05%		2.04%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.23	%A	2.13%		2.07%		2.03%		2.05%		2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.65	)%A	(0.63)%		0.23%		0.04%		0.02%		(0.09)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.83	)%A	(0.71)%		0.22%		0.04%		0.02%		(0.09)%
Portfolio Turnover Rate	34%		130%		22%		95%		43%		28%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Managed Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$6.96		$7.93		$8.96		$9.09		$9.21	$8.24

Net Investment Income (Loss)	(0.02	)F	(0.05	)F	0.02	F	0.00	F,G	(0.01)	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.15)		(0.92)		(0.04)		0.68		0.49	1.38

Total from Investment Operations	(1.17)		(0.97)		(0.02)		0.68		0.48	1.38

Dividends from Net Investment Income	—		—		(0.02)		—		(0.02)	(0.05)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)	(0.36)

Total Distributions	—		—		(1.01)		(0.81)		(0.60)	(0.41)

Net Asset Value End of Period	$5.79		$6.96		$7.93		$8.96		$9.09	$9.21

Total ReturnD	(16.81	)%B,C	(12.23)%		(0.15)%		7.64%		5.36%	16.74	%B
Net Assets End of Period (in thousands)	$4,228		$5,597		$7,382		$9,957		$11,654	$3,614
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.06%		2.03%		2.05%	2.06	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.23	%A	2.13%		2.07%		2.03%		2.05%	2.06	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.65	)%A	(0.63)%		0.23%		0.05%		0.02%	(0.18	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	(0.83	)%A	(0.71)%		0.22%		0.05%		0.02%	(0.18	)%A
Portfolio Turnover Rate	34%		130%		22%		95%		43%	28	%A

Enterprise Managed Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$7.10		$8.01		$9.05		$9.25		$9.27	$7.98

Net Investment Income (Loss)	0.01F		0.03	F	0.10	F	0.10	F	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.19)		(0.94)		(0.04)		0.62		0.55	1.64

Total from Investment Operations	(1.18)		(0.91)		0.06		0.72		0.65	1.72

Dividends from Net Investment Income	—		—		(0.11)		(0.11)		(0.09)	(0.07)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)	(0.36)

Total Distributions	—		—		(1.10)		(0.92)		(0.67)	(0.43)

Net Asset Value End of Period	$5.92		$7.10		$8.01		$9.05		$9.25	$9.27

Total Return	(16.62	)%B	(11.36)%		0.83%		7.94%		7.20%	21.60%
Net Assets End of Period (in thousands)	$946		$43,417		$54,761		$81,090		$89,084	$80,879
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.06%		1.03%		1.05%	1.04%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.20	%A	1.13%		1.07%		1.03%		1.05%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28	%A	0.37%		1.23%		1.04%		1.01%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	0.13	%A	0.29%		1.22%		1.04%		1.01%	0.92%
Portfolio Turnover Rate	34%		130%		22%		95%		43%	28%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.15		$10.00

Net Investment Income (Loss)	0.01	F	0.00	F,G
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)		0.17

Total From Investment Operations	(1.33)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$8.82		$10.15

Total ReturnC	(13.10	)%B	1.72	%B
Net Assets End of Period (in Thousands)	$8,816		$8,182
Ratio of Expenses to Average Net Assets	1.50	%A	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.17	%A	4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11	%A	0.06	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	(0.55	)%A	(2.44	)%A
Portfolio Turnover Rate	11%		18%

Strategic Allocation Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.14		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)		0.18

Total From Investment Operations	(1.35)		0.16

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$8.79		$10.14

Total ReturnD	(13.31	)%B	1.62	%B
Net Assets End of Period (in Thousands)	$8,649		$5,318
Ratio of Expenses to Average Net Assets	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.72	%A	4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.42	)%A	(0.47	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	(1.08	)%A	(2.96	)%A
Portfolio Turnover Rate	11%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.14		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)		0.18

Total From Investment Operations	(1.35)		0.16

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$8.79		$10.14

Total ReturnD	(13.31	)%B,C	1.62	%B
Net Assets End of Period (in Thousands)	$4,547		$3,148
Ratio of Expenses to Average Net Assets	2.05	%A	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.71	%A	4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43	)%A	(0.48	)%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	(1.09	)%A	(2.98	)%A
Portfolio Turnover Rate	11%		18%

Strategic Allocation Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.17		$10.00

Net Investment Income (Loss)	0.03	F	0.02	F
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)		0.17

Total From Investment Operations	(1.31)		0.19

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$8.86		$10.17

Total Return	(12.88	)%B	1.92	%B
Net Assets End of Period (in Thousands)	$1,467		$1,224
Ratio of Expenses to Average Net Assets	1.05	%A	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.73	%A	3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56	%A	0.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	(0.11	)%A	(2.04	)%A
Portfolio Turnover Rate	11%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Government Securities Fund (Class A)			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$12.38		$12.11		$11.57		$12.15		$12.03	$11.80

Net Investment Income (Loss)	0.32	F,I	0.66	F,I	0.65	F	0.65	F	0.68	0.73
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.24		0.54		(0.58)		0.12	0.23

Total from Investment Operations	0.53		0.90		1.19		0.07		0.80	0.96

Dividends from Net Investment Income	(0.31)		(0.64)		(0.65)		(0.65)		(0.68)	(0.73)
Distributions from Capital Gains	0.00		—		—		—		—	—

Total Distributions	(0.31)		(0.64)		(0.65)		(0.65)		(0.68)	(0.73)

Redemption Fees	0.00	G	0.01		—		—		—	—

Net Asset Value End of Period	$12.60		$12.38		$12.11		$11.57		$12.15	$12.03

Total ReturnC	4.32	%B	7.67%		10.69%		0.58%		6.82%	8.39%
Net Assets End of Period (in thousands)	$105,580		$94,130		$80,994		$73,706		$71,609	$68,639
Ratio of Expenses to Average Net Assets	1.29	%A	1.30%		1.30%		1.30%		1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.37	%A	1.37%		1.36%		1.39%		1.38%	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.13	%A,I	5.32	%I	5.58%		5.46%		5.61%	6.16%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	5.04	%A,I	5.25	%I	5.53%		5.37%		5.53%	6.00%
Portfolio Turnover Rate	4%		15%		7%		11%		8%	10%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Government Securities Fund (Class B)			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$12.37		$12.11		$11.57		$12.14		$12.02	$11.79

Net Investment Income (Loss)	0.28	F,I	0.59	F,I	0.59	F	0.58	F	0.61	0.66
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.24		0.54		(0.57)		0.12	0.23

Total from Investment Operations	0.49		0.83		1.13		0.01		0.73	0.89

Dividends from Net Investment Income	(0.27)		(0.57)		(0.59)		(0.58)		(0.61)	(0.66)
Distributions from Capital Gains	—		—		—		—		—	—

Total Distributions	(0.27)		(0.57)		(0.59)		(0.58)		(0.61)	(0.66)

Net Asset Value End of Period	$12.59		$12.37		$12.11		$11.57		$12.14	$12.02

Total ReturnD	4.04	%B	7.00%		10.09%		0.12%		6.24%	7.81%
Net Assets End of Period (in thousands)	$78,514		$66,898		$41,344		$36,876		$27,134	$12,285
Ratio of Expenses to Average Net Assets	1.84	%A	1.85%		1.85%		1.85%		1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.93	%A	1.92%		1.91%		1.95%		1.93%	2.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.59	%A,I	4.75	%I	5.06%		4.92%		5.00%	5.55%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	4.50	%A,I	4.67	%I	4.99%		4.82%		4.91%	5.39%
Portfolio Turnover Rate	4%		15%		7%		11%		8%	10%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$12.37		$12.11		$11.57		$12.14		$12.03	$11.63

Net Investment Income (Loss)	0.28	F,I	0.59	F,I	0.59	F	0.58	F	0.62	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.24		0.54		(0.57)		0.11	0.40

Total from Investment Operations	0.49		0.83		1.13		0.01		0.73	0.86

Dividends from Net Investment Income	(0.27)		(0.57)		(0.59)		(0.58)		(0.62)	(0.46)
Distributions from Capital Gains	—		—		—		—		—	—

Total Distributions	(0.27)		(0.57)		(0.59)		(0.58)		(0.62)	(0.46)

Redemption Fees	—		—		—		—		—	—

Net Asset Value End of Period	$12.59		$12.37		$12.11		$11.57		$12.14	$12.03

Total ReturnD	4.04	%B,C	6.99%		10.08%		0.12%		6.15%	7.49	%B
Net Assets End of Period (in thousands)	$21,778		$16,798		$8,692		$5,516		$3,089	$498
Ratio of Expenses to Average Net Assets	1.84	%A	1.85%		1.85%		1.85%		1.85%	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.92	%A	1.92%		1.90%		1.95%		1.94%	2.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	4.57	%A,I	4.72	%I	5.02%		4.92%		4.97%	5.39	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	4.48	%A,I	4.65	%I	4.97%		4.82%		4.88%	5.21	%A
Portfolio Turnover Rate	4%		15%		7%		11%		8%	10	%A

Enterprise Government Securities Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 7/17/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$12.37		$12.11		$11.56		$12.14		$12.02	$11.87

Net Investment Income (Loss)	0.35	F,I	0.72	F,I	0.71	F	0.70	F	0.74	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.21		0.24		0.55		(0.58)		0.12	0.15

Total from Investment Operations	0.56		0.96		1.26		0.12		0.86	0.50

Dividends from Net Investment Income	(0.34)		(0.70)		(0.71)		(0.70)		(0.74)	(0.35)
Distributions from Capital Gains	—		—		—		—		—	—

Total Distributions	(0.34)		(0.70)		(0.71)		(0.70)		(0.74)	(0.35)

Redemption Fee	—		—		—		—		—	—

Net Asset Value End of Period	$12.59		$12.37		$12.11		$11.56		$12.14	$12.02

Total Return	4.56	%B	8.07%		11.28%		1.04%		7.30%	4.02	%B
Net Assets End of Period (in thousands)	$7,715		$7,669		$7,171		$6,212		$7,281	$7,569
Ratio of Expenses to Average Net Assets	0.84	%A	0.85%		0.85%		0.85%		0.85%	0.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.92	%A	0.92%		0.91%		0.94%		0.93%	1.02	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	5.59	%A,I	5.78	%I	6.06%		5.92%		6.06%	6.40	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	5.50	%A,I	5.72	%I	6.00%		5.83%		5.98%	6.23	%A
Portfolio Turnover Rate	4%		15%		7%		11%		8%	10	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$9.48		$9.74		$10.99		$11.53		$12.35	$11.84

Net Investment Income (Loss)	0.35	F	0.81	F	0.94	F	0.94	F	0.94	0.99
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		(0.26)		(1.25)		(0.53)		(0.66)	0.51

Total from Investment Operations	(0.27)		(0.55)		(0.31)		0.41		0.28	1.50

Dividends from Net Investment Income	(0.35)		(0.81)		(0.94)		(0.94)		(0.94)	(0.99)
Distributions from Capital Gains	—		—		—		(0.01)		(0.16)	—

Total Distributions	(0.35)		(0.81)		(0.94)		(0.95)		(1.10)	(0.99)

Redemption Fees	0.00	G	—		—		—		—	—

Net Asset Value End of Period	$8.86		$9.48		$9.74		$10.99		$11.53	$12.35

Total ReturnC	(2.94	)%B	5.73%		(2.96)%		3.64%		2.29%	13.18%
Net Assets End of Period (in thousands)	$77,881		$63,928		$54,612		$64,038		$72,637	$66,422
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%		1.30%		1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.41	%A	1.45%		1.42%		1.41%		1.44%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.53	%A	8.27%		9.01%		8.30%		7.72%	8.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	7.42	%A	8.12%		8.90%		8.18%		7.58%	8.03%
Portfolio Turnover Rate	39%		75%		61%		84%		114%	175%

Enterprise High-Yield Bond Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$9.48		$9.74		$10.99		$11.52		$12.35	$11.84

Net Investment Income (Loss)	0.33	F	0.76	F	0.88	F	0.88	F	0.87	0.77
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.26)		(1.25)		(0.52)		(0.67)	0.51

Total from Investment Operations	(0.30)		0.50		(0.37)		0.36		0.20	1.28

Dividends from Net Investment Income	(0.33)		(0.76)		(0.88)		(0.88)		(0.87)	(0.77)
Distributions from Capital Gains	—		—		—		(0.01)		(0.16)	—

Total Distributions	(0.33)		(0.76)		(0.88)		(0.89)		(1.03)	(0.77)

Net Asset Value End of Period	$8.85		$9.48		$9.74		$10.99		$11.52	$12.35

Total ReturnD	(3.31	)%B	5.15%		(3.49)%		3.18%		1.64%	12.59%
Net Assets End of Period (in thousands)	$53,158		$47,564		$32,631		$36,673		$35,495	$19,898
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%		1.85%		1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.97	%A	2.00%		1.97%		1.96%		1.99%	2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.01	%A	7.71%		8.47%		7.75%		7.20%	7.51%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	6.89	%A	7.56%		8.35%		7.64%		7.06%	7.35%
Portfolio Turnover Rate	39%		75%		61%		84%		114%	175%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$9.48		$9.74		$10.99		$11.53		$12.35	$11.71

Net Investment Income (Loss)	0.33	F	0.76	F	0.88	F	0.88	F	0.87	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.26)		(1.25)		(0.53)		(0.66)	0.64

Total from Investment Operations	(0.30)		0.50		(0.37)		0.35		0.21	1.25

Dividends from Net Investment Income	(0.33)		(0.76)		(0.88)		(0.88)		(0.87)	(0.61)
Distributions from Capital Gains	—		—		—		(0.01)		(0.16)	—

Total Distributions	(0.33)		(0.76)		(0.88)		(0.89)		(1.03)	(0.61)

Redemption Fees	0.00G		—		—		—		—	—

Net Asset Value End of Period	$8.85		$9.48		$9.74		$10.99		$11.53	$12.35

Total ReturnD	(3.32	)%B,C	5.15%		(3.49)%		3.09%		1.72%	10.87	%B
Net Assets End of Period (in thousands)	$20,454		$13,902		$7,035		$6,841		$5,392	$1,463
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%		1.85%		1.85%	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.96	%A	1.99%		1.96%		1.96%		1.99%	2.01	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	6.95	%A	7.64%		8.47%		7.73%		7.27%	6.84	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	6.84	%A	7.50%		8.36%		7.62%		7.13%	6.68	%A
Portfolio Turnover Rate	39	%A	75%		61%		84%		114%	175	%A

Enterprise High-Yield Bond Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 7/25/97 through 12/31/97
			2001		2000		1999		1998

Net Asset Value Beginning of Period	$9.49		$9.74		$10.99		$11.51		$12.35	$12.17

Net Investment Income (Loss)	0.37	F	0.86	F	0.99	F	0.99	F	0.99	0.67
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		(0.25)		(1.25)		(0.51)		(0.68)	0.18

Total from Investment Operations	(0.25)		0.61		(0.26)		0.48		0.31	0.85

Dividends from Net Investment Income	(0.37)		(0.86)		(0.99)		(0.99)		(0.99)	(0.67)
Distributions from Capital Gains	—		—		—		(0.01)		(0.16)	—

Total Distributions	(0.37)		(0.86)		(0.99)		(1.00)		(1.15)	(0.67)

Net Asset Value End of Period	$8.87		$9.49		$9.74		$10.99		$11.51	$12.35

Total Return	(2.71	)%B	6.32%		(2.52)%		4.30%		2.49%	5.24	%B
Net Assets End of Period (in thousands)	$5,632		$4,189		$808		$1,179		$2,032	$809
Ratio of Expenses to Average Net Assets	0.85	%A	0.85%		0.85%		0.85%		0.85%	0.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.97	%A	1.00%		0.97%		0.96%		1.00%	1.02	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	8.01	%A	8.72%		9.48%		8.73%		8.30%	8.26	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	7.89	%A	8.57%		9.36%		8.62%		8.16%	8.09	%A
Portfolio Turnover Rate	39	%A	75%		61%		84%		114%	175	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$13.49		$13.60		$12.82		$13.84		$13.95	$13.83

Net Investment Income (Loss)	0.26	F	0.53	F	0.55	F	0.54	F	0.60	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.31		(0.11)		0.78		(0.92)		0.20	0.31

Total from Investment Operations	0.57		0.42		1.33		(0.38)		0.80	0.94

Dividends from Net Investment Income	(0.26)		(0.53)		(0.55)		(0.54)		(0.60)	(0.63)
Distributions from Capital Gains	—		—		—		(0.10)		(0.31)	(0.19)

Total Distributions	(0.26)		(0.53)		(0.55)		(0.64)		(0.91)	(0.82)

Net Asset Value End of Period	$13.80		$13.49		$13.60		$12.82		$13.84	$13.95

Total ReturnC	4.25	%B	3.09%		10.65%		(2.76)%		5.92%	6.96%
Net Assets End of Period (in thousands)	$22,553		$21,992		$22,240		$21,703		$23,710	$23,695
Ratio of Expenses to Average Net Assets	1.10	%A	1.10%		1.10%		1.10%		1.10%	1.22%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody Credits)	1.31	%A	1.33%		1.36%		1.44%		1.40%	1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.82	%A	3.86%		4.23%		4.05%		4.30%	4.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	3.61	%A	3.64%		3.97%		3.71%		4.00%	4.12%
Portfolio Turnover Rate	11%		34%		41%		110%		100%	1%

Enterprise Tax-Exempt Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$13.50		$13.60		$12.82		$13.84		$13.95	$13.83

Net Investment Income (Loss)	0.22	F	0.45	F	0.48	F	0.47	F	0.53	0.55
Net Realized and Unrealized Gain (Loss) on Investments	0.31		(0.10)		0.78		(0.92)		0.20	0.31

Total from Investment Operations	0.53		0.35		1.26		(0.45)		0.73	0.86

Dividends from Net Investment Income	(0.22)		(0.45)		(0.48)		(0.47)		(0.53)	(0.55)
Distributions from Capital Gains	—		—		—		(0.10)		(0.31)	(0.19)

Total Distributions	(0.22)		(0.45)		(0.48)		(0.57)		(0.84)	(0.74)

Net Asset Value End of Period	$13.81		$13.50		$13.60		$12.82		$13.84	$13.95

Total ReturnD	3.97	%B	2.60%		10.05%		(3.29)%		5.33%	6.36%
Net Assets End of Period (in thousands)	$7,986		$6,939		$6,650		$5,640		$4,451	$2,883
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.65%		1.65%		1.65%	1.76%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody Credits)	1.86	%A	1.87%		1.91%		1.99%		1.96%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.27	%A	3.29%		3.68%		3.51%		3.71%	3.94%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	3.06	%A	3.08%		3.42%		3.16%		3.41%	3.54%
Portfolio Turnover Rate	11%		34%		41%		110%		100%	1%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998
Net Asset Value Beginning of Period	$13.49		$13.60		$12.82		$13.84		$13.95	$13.68

Net Investment Income (Loss)	0.22	F	0.45	F	0.48	F	0.47	F	0.53	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.31		(0.11)		0.78		(0.92)		0.20	0.46

Total from Investment Operations	0.53		0.34		1.26		(0.45)		0.73	0.82

Dividends from Net Investment Income	(0.22)		(0.45)		(0.48)		(0.47)		(0.53)	(0.36)
Distributions from Capital Gains	—		—		—		(0.10)		(0.31)	(0.19)

Total Distributions	(0.22)		(0.45)		(0.48)		(0.57)		(0.84)	(0.55)

Net Asset Value End of Period	$13.80		$13.49		$13.60		$12.82		$13.84	$13.95

Total ReturnD	3.96	%B,C	2.52%		9.96%		(3.23)%		5.34%	6.14	%B
Net Assets End of Period (in thousands)	$2,810		$1,821		$1,577		$1,706		$777	$184
Ratio of Expenses to Average Net Assets	1.65	%B	1.65%		1.65%		1.65%		1.65%	1.67	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody Credits)	1.85	%A	1.87%		1.91%		1.97%		1.93%	2.34	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.24	%A	3.28%		3.68%		3.54%		3.71%	3.99	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	3.04	%A	3.07%		3.42%		3.22%		3.43%	3.32	%A
Portfolio Turnover Rate	11%		34%		41%		110%		100%	1	%A

Enterprise Tax-Exempt Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 11/17/98 through 12/31/98
			2001		2000		1999
Net Asset Value Beginning of Period	$13.49		$13.60		$12.82		$13.84		$14.12

Net Investment Income (Loss)	0.29	F	0.59	F	0.61	F	0.61	F	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.31		(0.11)		0.78		(0.92)		0.03

Total from Investment Operations	0.60		0.48		1.39		(0.31)		0.10

Dividends from Net Investment Income	(0.29)		(0.59)		(0.61)		(0.61)		(0.07)
Distributions from Capital Gains	—		—		—		(0.10)		(0.31)

Total Distributions	(0.29)		(0.59)		(0.61)		(0.71)		(0.38)

Net Asset Value End of Period	$13.80		$13.49		$13.60		$12.82		$13.84

Total Return	4.48	%B	3.56%		11.15%		(2.32)%		0.75	%B
Net Assets End of Period (in thousands)	$82		$78		$49		$61		$65
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%		0.65%		0.65%		0.65	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody Credits)	0.85	%A	0.88%		0.91%		0.99%		0.95	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	4.27	%A	4.31%		4.68%		4.51%		4.75	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	4.07	%A	4.09%		4.42%		4.18%		4.45	%A
Portfolio Turnover Rate	11%		34%		41%		110%		100	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class A)	(Unaudited) Six Months Ended June 30, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.04		$10.00

Net Investment Income (Loss)	0.18	F	0.10	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.11

Total from Investment Operations	0.16		0.21

Dividends from Net Investment Income	(0.18)		(0.10)
Distributions from Capital Gains	—		(0.07)

Total Distributions	(0.18)		(0.17)

Net Asset Value End of Period	$10.02		$10.04

Total ReturnC	1.60	%B	2.18	%B
Net Assets End of Period (in thousands)	$16,553		$6,991
Ratio of Expenses to Average Net Assets	1.35	%A	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.67	%A	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.47	%A	3.17	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	3.15	%A	1.55	%A
Portfolio Turnover Rate	215%		160%

Enterprise Total Return Fund (Class B)	(Unaudited) Six Months Ended June 30, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03		$10.00

Net Investment Income (Loss)	0.15	F	0.09	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)		0.10

Total from Investment Operations	0.14		0.19

Dividends from Net Investment Income	(0.15)		(0.09)
Distributions from Capital Gains	—		(0.07)

Total Distributions	(0.15)		(0.16)

Net Asset Value End of Period	$10.02		$10.03

Total ReturnD	1.42	%B	1.90	%B
Net Assets End of Period (in thousands)	$13,144		$6,143
Ratio of Expenses to Average Net Assets	1.90	%A	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.23	%A	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.94	%A	2.65	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	2.61	%A	1.05	%A
Portfolio Turnover Rate	215%		160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03		$10.00

Net Investment Income (Loss)	0.15	F	0.09	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)		0.10

Total from Investment Operations	0.14		0.19

Dividends from Net Investment Income	(0.15)		(0.09)
Distributions from Capital Gains	—		(0.07)

Total Distributions	(0.15)		(0.16)

Net Asset Value End of Period	$10.02		$10.03

Total ReturnD	1.41	%B,C	1.90	%B
Net Assets End of Period (in thousands)	$8,841		$2,981
Ratio of Expenses to Average Net Assets	1.90	%A	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.21	%A	3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.86	%A	2.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	2.55	%A	0.94	%A
Portfolio Turnover Rate	215%		160%

Enterprise Total Return Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03		$10.00

Net Investment Income (Loss)	0.20	F	0.12	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)		0.10

Total from Investment Operations	0.19		0.22

Dividends from Net Investment Income	(0.20)		(0.12)
Distributions from Capital Gains	—		(0.07)

Total Distributions	(0.20)		(0.19)

Net Asset Value End of Period	$10.02		$10.03

Total Return	1.93	%B	2.24	%B
Net Assets End of Period (in thousands)	$1,409		$1,495
Ratio of Expenses to Average Net Assets	0.90	%A	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.26	%A	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.99	%A	3.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	3.63	%A	1.79	%A
Portfolio Turnover Rate	215%		160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		For the Year Ended December 31,
Enterprise Money Market Fund (Class A)			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income (Loss)	0.01F		0.04	F	0.06	F	0.05	F	0.05	0.05

Total from Investment Operations	0.01		0.04		0.06		0.05		0.05	0.05

Dividends from Net Investment Income	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.05)

Total Distributions	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.05)

Net Asset Value End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return	0.69	%B	3.71%		6.05%		4.80%		5.04%	4.69%
Net Assets End of Period (in thousands)	$239,201		$251,503		$272,225		$204,403		$140,490	$68,466
Ratio of Expenses to Average Net Assets	0.66	%A	0.62%		0.56%		0.59%		0.64%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.66	%A	0.62%		0.56%		0.59%		0.64%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39	%A	3.65%		5.91%		4.74%		4.91%	4.59%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.39	%A	3.65%		5.91%		4.74%		4.91%	4.35%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Enterprise Money Market Fund (Class B)			2001		2000		1999		1998	1997

Net Asset Value Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income (Loss)	0.01F		0.04	F	0.06	F	0.05	F	0.05	0.04

Total from Investment Operations	0.01		0.04		0.06		0.05		0.05	0.04

Dividends from Net Investment Income	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.04)

Total Distributions	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.04)

Net Asset Value End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total ReturnD	0.69%		3.71%		6.05%		4.80%		5.04%	4.11%
Net Assets End of Period (in thousands)	$44,726		$44,045		$28,096		$32,863		$10,147	$5,980
Ratio of Expenses to Average Net Assets	0.66	%A	0.62%		0.56%		0.60%		0.64%	1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.66	%A	0.62%		0.56%		0.60%		0.64%	1.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39	%A	3.65%		5.91%		4.86%		4.91%	4.09%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.39	%A	3.65%		5.91%		4.86%		4.91%	3.85%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund — (Continued)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Money Market Fund (Class C)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 5/1/97 through 12/31/97
			2001		2000		1999		1998
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income (Loss)	0.01F		0.04	F	0.06	F	0.05	F	0.05	0.02

Total from Investment Operations	0.01		0.04		0.06		0.05		0.05	0.02

Dividends from Net Investment Income	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.02)

Total Distributions	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.02)

Net Asset Value End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total ReturnD	0.69	B	3.71%		6.05%		4.80%		5.04%	2.86	%B
Net Assets End of Period (in thousands)	$11,309		$10,632		$8,709		$7,296		$4,680	$1,021
Ratio of Expenses to Average Net Assets	0.66	%A	0.62%		0.56%		0.59%		0.63%	1.55	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.66	%A	0.62%		0.56%		0.59%		0.63%	1.85	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39	%A	3.65%		5.91%		4.76%		4.90%	4.15	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.39	%A	3.65%		5.91%		4.76%		4.90%	3.85	%A

Enterprise Money Market Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,							For the Period 7/17/97 through 12/31/97
			2001		2000		1999		1998
Net Asset Value Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income (Loss)	0.01F		0.04	F	0.06	F	0.05	F	0.05	0.02

Total from Investment Operations	0.01		0.04		0.06		0.05		0.05	0.02

Dividends from Net Investment Income	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.02)

Total Distributions	(0.01)		(0.04)		(0.06)		(0.05)		(0.05)	(0.02)

Net Asset Value End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return	0.69	%B	3.71%		6.05%		4.80%		5.04%	2.31	%B
Net Assets End of Period (in thousands)	$3,026		$3,160		$2,666		$3,477		$3,413	$2,700
Ratio of Expenses to Average Net Assets	0.66	%A	0.62%		0.56%		0.59%		0.65%	0.70	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.66	%A	0.62%		0.56%		0.59%		0.65%	0.95	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39	%A	3.65%		5.91%		4.72%		4.92%	4.96	%A
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)	1.39	%A	3.65%		5.91%		4.72%		4.92%	4.71	%A

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Ratio includes expenses paid indirectly.
F	Based on average monthly shares outstanding for the period.
G	Less than $0.01 per share.
H	Does not reflect 0.02% of expense reduction due to an expense offset arrangement.
I
As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements
June 30, 2002 (Unaudited)

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Health Care, Global Socially Responsive, Global Technology, Internet, Mergers and Acquisitions, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Tax-Exempt Income, Total Return and Money Market Funds.

Effective March 22, 2002, pursuant to the acquired fund’s shareholders’ approval, the Growth Fund acquired all of the net assets of the Balanced Fund in a tax-free exchange of shares. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/(Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Growth	$1,719,920,758	$1,736,885,663	$167,994,416	$169,014,525
Balanced	16,964,905		1,020,109

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market Fund) are subject to a maximum front-end sales charge of 4.75 percent. Class B shares are subject to a maximum contingent deferred sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum front-end sales charge of 1 percent as well as a maximum contingent deferred sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Valuation of Investments — Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances fair values will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1 percent.

Special Valuation Risks — Foreign denominated assets, if any, held by the funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

As part of their investment programs, certain funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for. lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

Illiquid Securities — At times, the funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the funds will be able to do so. In addition, the funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.

Repurchase Agreements — Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund’s holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government securities whose market value is at least equal to the repurchase price.

Written Options — When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the fund purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the significantly higher than its current market price.

When a fund writes a swaption, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swaption written. If a call swaption is exercised, the fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swaption is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swaptions that expire or are exercised are treated as realized gains upon the expiration or exercise of such swaptions. The risk associated with writing put and call swaptions is that the fund will be obligated to be party to a swap agreement if a swaption is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

Foreign Currency Translation — Securities, other assets and liabilities of the funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. These funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Foreign Currency Contracts — As part of their investment programs, certain funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Short sales — If a fund engages in a short sale, an amount equal to the proceeds received by the fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market daily to reflect the market value of the short sale. The fund maintains a segregated account of securities as collateral for the securities as collateral for the liability related to the short sale.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method.

Federal Income Taxes — No provision for Federal income or excise taxes is required, because EGF intends to continue to qualify as a regulated investment company and distribute its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions — Distributions of capital gains, if any, from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all funds other than the Fixed Income Funds, are declared and paid at least annually. Dividends from net investment income for the Government Securities, High-Yield Bond, Tax-Exempt Income and Total Return Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

The funds are charged investment advisory fees by ECM for furnishing advisory and administrative services. ECM has contractually agreed to limit the funds’ expenses through May 1, 2003, to the expense ratios noted below. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and maximum expense amounts are currently equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee	Distribution Fee				Maximum Expense Amount
Fund		A	B	C	Y	A	B	C	Y
Mid-Cap Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Multi-Cap Growth	1.00%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Small Company Growth	1.00%	0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Health Care	1.00%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Socially Responsive	0.90%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Technology	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Internet	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Mergers and Acquisitions	0.90%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Strategic Allocation	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%	0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond	0.60%	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Tax-Exempt Income	0.50%	0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%	0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%	None	None	None	None	1.70%	0.70%	0.70%	0.70%

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

Prior to May 16, 2002, the maximum expense amounts for each class of the Small Company Growth Fund were as follows: A) 1.85% B) 2.40% C) 2.40% and Y) 1.40%, and for the Government Securities Fund the maximum expense amounts for each class were as follows: A) 1.30% B) 1.85% C) 1.85% and Y) 0.85%.

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of June 30, 2002:

Fund	A	B	C	Y
Mid-Cap Growth	$320,780	$318,420	$318,082	$144,962
Multi-Cap Growth	—	—	—	165,295
Small Company Growth	—	—	—	106,155
Small Company Value	—	—	—	376,601
Capital Appreciation	179,552	—	—	214,015
Deep Value	268,800	267,300	267,300	193,669
Equity	112,568	111,645	111,644	267,519
Equity Income	161,450	—	—	104,537
Growth	770,573	83,356	83,216	19,047,608
Growth and Income	—	—	—	128,159
International Growth	2,566,572	617,127	616,949	13,723,580
Global Financial Services	13,611	—	—	6,625,548
Global Health Care	178,500	176,400	176,400	186,569
Global Socially Responsive	242,100	239,400	239,400	109,219
Global Technology	82,400	60,900	60,900	105,764
Internet	36,340	—	—	204,675
Mergers and Acquisitions	297,000	294,600	294,600	290,693
Managed	159,462	—	—	27,787
Strategic Allocation	1,148,541	1,144,636	1,144,638	1,074,933
Government Securities	359,407	—	—	59,091
High-Yield Bond	73,246	—	—	26,638
Tax-Exempt Income	—	—	1,051	48,867
Total Return	1,339,725	1,334,076	1,334,001	1,208,051
Money Market	877,447	—	—	326,954

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Fund. For the six months ended June 30, 2002, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $181,288 with a related payable balance of $29,210 at June 30, 2002.

For the six months ended June 30, 2002, the portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $3,771,475. The portion of sales charges paid to Trusted Advisors, also a wholly-owned subsidiary of The MONY Group Inc., was $195,656. The portion of sales charges paid to The Advest Group Inc., another wholly-owned subsidiary of The MONY Group Inc., was $460,809. The portion of sales charges paid to EFD was $491,195.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the six months ended June 30, 2002, EFD incurred service fees of $1,213,427 payable to MONY Securities Corporation.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

For the six months ended June 30, 2002, the fund paid brokerage commissions to affiliates, including affiliates of the advisor and subadvisers, as follows:

Fund	Commissions
Mid-Cap Growth	$ 5,366
Multi-Cap Growth	248,872
Small Company Value	312,972
Capital Appreciation	31,255
Deep Value	495
Equity	1,020
Equity Income	14,400
Growth	128,402
Growth & Income	210
International Growth	29,867
Global Financial Services	2,275
Global Health Care	11,314
Global Socially Responsive	914
Global Technology	17,849
Internet	250,312
Mergers and Acquisitions	69,657
Managed	70,087

4. Investment Transactions

For the six months ended June 30, 2002, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S.Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap Growth	—	—	$15,238,313	$16,453,043
Multi-Cap Growth	—	—	120,302,446	131,735,219
Small Company Growth	—	—	27,254,718	18,408,093
Small Company Value	—	—	118,947,262	45,663,853
Capital Appreciation	—	—	117,416,152	121,380,530
Deep Value	—	—	8,309,102	2,790,270
Equity	—	—	7,427,836	8,844,087
Equity Income	—	—	22,294,189	20,870,154
Growth	—	—	328,762,251	299,352,124
Growth and Income	—	—	14,111,363	7,633,842
International Growth	—	—	106,037,057	109,239,760
Global Financial Services	—	—	1,090,723	2,795,590
Global Health Care	—	—	30,274,099	29,639,063
Global Socially Responsive	—	—	1,560,919	786,314
Global Technology	—	—	10,084,548	10,736,070
Internet	—	—	139,674,423	159,960,416
Mergers and Acquisitions	—	—	50,538,803	38,753,528
Managed	—	—	65,384,982	119,165,767
Strategic Allocation	$1,603,891	$1,014,497	10,085,510	1,518,749
Government Securities	55,349,990	8,026,016	—	—
High-Yield Bond	2,882,785	2,112,945	83,884,360	52,190,399
Tax-Exempt Income	—	—	5,021,685	3,273,010
Total Return	80,076,680	72,537,277	28,454,893	9,873,215

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

Transactions in options written for the six months ended June 30, 2002, were as follows:

	Number of Contracts/Notional Amounts	Premiums
Growth and Income Fund
Outstanding call options written at December 31, 2001	—	$—
Options written	116	11,480
Options expired	(34)	(3,340)

Outstanding call options written at June 30, 2002	82	$8,140

Total Return Fund
Outstanding put and call options written at December 31, 2001	$8,000,000	$58,151
Call options written	13,500,000	37,228
Put options written	93,500,000	82,534
Call options expired	(6,000,000)	(12,900)
Call options closed	(3,000,000)	(10,903)
Put options exercised	(700,000)	(10,063)
Put options expired	(21,000,000)	(27,442)

Outstanding put and call options written at June 30, 2002	$84,300,000	$116,605

5. Securities Lending

Certain funds may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a fund could incur a loss. Securities currently out on loan have been denoted in the Portfolios of Investments.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

The portfolio receives cash as collateral for securities lending. The cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following summarizes the securities lending activity, if any, for each fund for the period ended June 30, 2002:

Fund	Current Value of Securities on Loan at June 30, 2002	Current Value of Collateral Held at June 30, 2002	Income Earned
Mid-Cap Growth	$3,236,199	$3,316,091	$1,068
Multi-Cap Growth	—	—	—
Small Company Growth	22,373,936	23,161,973	12,186
Small Company Value	85,598,152	89,183,522	15,332
Capital Appreciation	39,475,677	42,035,010	9,663
Deep Value	3,559,099	3,660,024	596
Equity	24,246,091	25,309,824	4,151
Equity Income	14,923,976	15,387,198	4,138
Growth	36,232,529	37,254,645	12,801
Growth and Income	31,117,179	32,530,591	2,848
International Growth	—	—	8,178
Global Financial Services	4,717,422	4,876,337	420
Global Health Care	355,233	363,139	1,763
Global Socially Responsive	—	—	—
Global Technology	—	—	—
Internet	—	—	—
Mergers and Acquisitions	18,445,926	18,930,152	2,360
Managed	21,758,761	22,522,109	3,620
Strategic Allocation	5,338,548	5,531,508	683
Government Securities	—	—	—
High-Yield Bond	32,373,522	33,142,771	3,684
Tax-Exempt Income	—	—	—
Total Return	3,589,315	3,694,650	551
Money Market	—	—	—

6. Borrowings

EGF and another mutual fund under common control are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. EGF pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At June 30, 2002, there were no loans outstanding. Additionally, there were no funds that had outstanding balances at any time during the six months ended June 30, 2002.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

7. Capital Share Transactions

At June 30, 2002, each fund has 13,700,000 authorized shares at $0.001 par value. The following tables summarize the capital share activity by fund:

	Mid-Cap Growth Fund		Multi-Cap Growth Fund		Small Company Growth Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	347,792	759,384	690,809	8,944,594	482,006	1,461,445

Shares exchanged due to merger	—	522,416	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	11,214

Shares redeemed	(426,414)	(230,862)	(1,474,415)	(10,477,504)	(389,734)	(1,340,275)

Net increase (decrease)	(78,622)	1,050,938	(783,606)	(1,532,910)	92,272	132,384

Class B
Shares sold	237,700	582,276	732,084	1,727,958	335,278	458,208

Shares exchanged due to merger	—	680,247	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	11,441

Shares redeemed	(293,494)	(75,581)	(1,362,840)	(2,201,976)	(208,220)	(244,481)

Net increase (decrease)	(55,794)	1,186,942	(630,756)	(474,018)	127,058	225,168

Class C
Shares sold	134,478	327,494	216,868	519,196	169,215	113,876

Shares exchanged due to merger	—	206,721	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,407

Shares redeemed	(192,924)	(46,172)	(536,241)	(1,120,379)	(87,605)	(67,629)

Net increase (decrease)	(58,446)	488,043	(319,373)	(601,183)	81,610	48,654

Class Y
Shares sold	30,959	15,613	40,611	25,995	55,018	73,849

Shares exchanged due to merger	—	21,940	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,124

Shares redeemed	(6,317)	(4,167)	(33,103)	(38,728)	(26,422)	(60,127)

Net increase (decrease)	24,642	33,386	7,508	(12,733)	28,596	15,846

Total net increase (decrease)	(168,220)	2,759,309	(1,726,227)	(2,620,844)	329,536	422,052

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	For the period May 31, 2001 to Dec. 31, 2001

Class A
Shares sold	7,499,070	20,715,417	1,038,493	1,868,833	334,643	432,004

Reinvestment of distributions	—	99,261	—	—	—	1,304

Shares redeemed	(4,207,273)	(16,206,039)	(1,170,159)	(2,291,171)	(110,240)	(21,883)

Net increase (decrease)	3,291,797	4,608,639	(131,666)	(422,338)	224,403	411,435

Class B
Shares sold	5,451,231	7,393,249	305,642	434,769	274,962	502,713

Reinvestment of distributions	—	79,439	—	—	—	1,158

Shares redeemed	(2,044,685)	(2,317,364)	(376,413)	(552,109)	(39,067)	(13,265)

Net increase (decrease)	3,406,546	5,155,324	(70,771)	(117,340)	235,895	490,606

Class C
Shares sold	3,196,890	4,555,804	114,061	171,796	102,752	210,749

Reinvestment of distributions	—	34,976	—	—	—	466

Shares redeemed	(1,248,084)	(1,821,264)	(134,192)	(225,790)	(29,588)	(5,251)

Net increase (decrease)	1,948,806	2,769,516	(20,131)	(53,994)	73,164	205,964

Class Y
Shares sold	496,789	821,442	10,684	7,754	24,332	16,767

Reinvestment of distributions	—	2,042	—	—	—	18

Shares redeemed	(388,728)	(94,094)	(5,062)	(7,498)	(8,486)	(103)

Net increase (decrease)	108,061	729,390	5,622	256	15,846	16,682

Total net increase (decrease)	8,755,210	13,262,869	(216,946)	(593,416)	549,308	1,124,957

	Equity Fund		Equity Income Fund		Growth Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	1,676,208	5,003,281	309,594	2,192,462	8,691,860	24,111,796

Shares exchanged due to merger	—	682,114	—	—	411,379	—

Reinvestment of distributions	—	55,892	12,281	84,781	—	—

Shares redeemed	(2,283,225)	(3,603,179)	(455,038)	(2,388,877)	(6,897,850)	(28,113,482)

Net increase (decrease)	(607,017)	2,138,108	(133,163)	(111,634)	2,205,389	(4,001,686)

Class B
Shares sold	1,076,270	3,145,331	293,917	450,598	2,673,389	4,177,385

Shares exchanged due to merger	—	598,911	—	—	425,941	—

Reinvestment of distributions	—	55,266	2,184	31,715	—	—

Shares redeemed	(1,368,128)	(2,286,586)	(248,208)	(312,525)	(3,615,255)	(5,900,701)

Net increase (decrease)	(291,858)	1,512,922	47,893	169,788	(515,925)	(1,723,316)

Class C
Shares sold	1,176,089	3,173,182	88,488	139,436	1,886,445	2,464,296

Shares exchanged due to merger	—	219,684	—	—	126,443	—

Reinvestment of distributions	—	32,228	437	6,729	—	—

Shares redeemed	(1,191,282)	(1,619,397)	(74,611)	(106,072)	(1,446,261)	(2,728,127)

Net increase (decrease)	(15,193)	1,805,697	14,314	40,093	566,627	(263,831)

Class Y
Shares sold	134,409	142,883	1,529	10,436	471,294	564,575

Shares exchanged due to merger	—	18,960	—	—	5,864	—

Reinvestment of distributions	—	509	44	210	—	—

Shares redeemed	(63,319)	(37,086)	(1,373)	(1,017)	(458,247)	(860,053)

Net increase (decrease)	71,090	125,266	200	9,629	18,911	(295,478)

Total net increase (decrease)	(842,978)	10,065,268	(70,756)	107,876	2,275,002	(6,284,311)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	347,550	1,184,227	1,406,189	22,458,681	751,337	596,263

Shares exchanged due to merger	—	—	—	389,804	—	—

Reinvestment of distributions	—	10,987	—	—	—	92,100

Shares redeemed	(516,232)	(1,097,147)	(1,768,161)	(22,863,445)	(1,028,335)	(699,715)

Net increase (decrease)	(168,682)	98,067	(361,972)	(14,960)	(276,998)	(11,352)

Class B
Shares sold	344,181	1,051,827	367,925	339,632	196,225	630,761

Shares exchanged due to merger	—	—	—	258,980	—	—

Reinvestment of distributions	—	15,753	—	—	—	52,999

Shares redeemed	(473,326)	(645,810)	(381,399)	(331,049)	(236,733)	(612,844)

Net increase (decrease)	(129,145)	421,770	(13,474)	267,563	(40,508)	70,916

Class C
Shares sold	106,135	291,393	196,615	968,513	29,296	183,791

Shares exchanged due to merger	—	—	—	233,951	—	—

Reinvestment of distributions	—	2,857	—	—	—	12,061

Shares redeemed	(174,856)	(188,752)	(234,784)	(950,861)	(60,707)	(129,472)

Net increase (decrease)	(68,721)	105,498	(38,169)	251,603	(31,411)	66,380

Class Y
Shares sold	43,719	38,457	1,013,092	1,500,327	21,865	8,839

Shares exchanged due to merger	—	—	—	23,393	—	—

Reinvestment of distributions	—	2,025	—	—	—	48,326

Shares redeemed	(61,070)	(78,100)	(1,026,069)	(1,568,469)	(17,048)	(4,539)

Net increase (decrease)	(17,351)	(37,618)	(12,977)	(44,749)	4,817	52,626

Total net increase (decrease)	(383,899)	1,865,033	(426,592)	459,457	(344,100)	178,570

	Global Health Care Fund		Global Socially Responsive Fund		Global Technology Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	190,527	730,321	83,208	128,996	102,056	155,934

Reinvestment of distributions	—	—	—	355	—	—

Shares redeemed	(206,053)	(285,326)	(17,616)	(6,216)	(204,442)	(580,235)

Net increase (decrease)	(15,526)	444,995	65,592	123,135	(102,386)	(424,301)

Class B
Shares sold	174,260	764,472	29,404	70,414	67,716	212,214

Reinvestment of distributions	—	—	—	171	—	—

Shares redeemed	(109,972)	(140,072)	(6,413)	(10,774)	(132,423)	(340,158)

Net increase (decrease)	64,288	624,400	22,991	59,811	(64,707)	(127,944)

Class C
Shares sold	54,676	262,035	18,590	22,855	11,750	49,281

Reinvestment of distributions	—	—	—	32	—	—

Shares redeemed	(74,206)	(83,077)	(2,337)	(4,793)	(65,509)	(153,426)

Net increase (decrease)	(19,530)	178,958	16,253	18,094	(53,759)	(104,145)

Class Y
Shares sold	21,213	12,064	4,201	3,876	44,254	9,922

Reinvestment of distributions	—	—	—	7	—	—

Shares redeemed	(17,412)	(10,752)	(1,097)	(153)	(42,061)	(21,696)

Net increase (decrease)	3,801	1,312	3,104	3,730	2,193	(11,774)

Total net increase (decrease)	33,033	1,249,665	107,940	204,770	(218,659)	(668,164)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

	Internet Fund		Mergers and Acquisitions Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	For the period Feb. 28, 2001 to Dec. 31, 2001

Class A
Shares sold	447,838	8,744,434	1,117,428	2,590,957

Reinvestment of distributions	—	—	—	23,412

Shares redeemed	(1,427,044)	(9,816,659)	(282,479)	(250,000)

Net increase (decrease)	(979,206)	(1,072,225)	834,949	2,364,369

Class B
Shares sold	375,592	1,103,173	567,837	2,210,305

Reinvestment of distributions	—	—	—	21,593

Shares redeemed	(970,789)	(1,803,859)	(234,011)	(122,389)

Net increase (decrease)	(595,197)	(700,686)	333,826	2,109,509

Class C
Shares sold	88,744	281,139	772,934	1,245,976

Reinvestment of distributions	—	—	—	10,657

Shares redeemed	(292,152)	(822,633)	(140,586)	(108,003)

Net increase (decrease)	(203,408)	(541,494)	632,348	1,148,630

Class Y
Shares sold	23,507	26,227	71,929	79,946

Reinvestment of distributions	—	—	—	208

Shares redeemed	(22,852)	(23,483)	(28,352)	(8,727)

Net increase (decrease)	655	2,744	43,577	71,427

Total net increase (decrease)	(1,777,156)	(2,311,661)	1,844,700	5,693,935

	Managed Fund		Strategic Allocation Fund		Government Securities Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	For the Period Aug. 31, 2001 to Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	933,346	1,916,979	431,724	1,042,242	2,376,703	9,766,147

Reinvestment of distributions	—	—	—	1,225	161,836	304,166

Shares redeemed	(2,364,347)	(3,291,298)	(238,523)	(237,464)	(1,762,039)	(9,153,357)

Net increase (decrease)	(1,431,001)	(1,374,319)	193,201	806,003	776,500	916,956

Class B
Shares sold	826,477	1,556,585	534,419	527,508	1,408,044	2,859,890

Reinvestment of distributions	—	—	—	905	103,066	166,705

Shares redeemed	(1,727,538)	(2,263,923)	(75,228)	(4,096)	(682,262)	(1,032,287)

Net increase (decrease)	(901,061)	(707,338)	459,191	524,317	828,848	1,994,308

Class C
Shares sold	101,187	217,825	265,786	311,187	641,572	1,162,007

Reinvestment of distributions	—	—	—	405	25,261	35,967

Shares redeemed	(175,680)	(344,296)	(59,026)	(1,088)	(294,667)	(557,688)

Net increase (decrease)	(74,493)	(126,471)	206,760	310,504	372,166	640,286

Class Y
Shares sold	296,758	585,660	81,148	120,100	83,572	63,018

Reinvestment of distributions	—	—	—	231	16,457	33,905

Shares redeemed	(6,253,578)	(1,307,339)	(35,936)	(10)	(107,249)	(69,104)

Net increase (decrease)	(5,956,820)	(2,125,809)	45,212	120,321	(7,220)	27,819

Total net increase (decrease)	(8,363,375)	(7,833,388)	904,364	1,761,145	1,970,294	3,579,369

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

	High-Yield Bond Fund		Tax-Exempt Income Fund
	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	3,135,446	5,761,681	149,434	2,020,594

Reinvestment of distributions	212,412	430,468	22,071	44,997

Shares redeemed	(1,296,797)	(5,053,094)	(167,483)	(2,071,218)

Net increase (decrease)	2,051,061	1,139,055	4,022	(5,627)

Class B
Shares sold	1,362,255	2,259,027	94,157	234,845

Reinvestment of distributions	130,293	235,420	5,776	9,807

Shares redeemed	(502,086)	(824,603)	(35,606)	(219,542)

Net increase (decrease)	990,462	1,669,844	64,327	25,110

Class C
Shares sold	1,212,302	1,385,018	95,445	50,454

Reinvestment of distributions	38,626	55,338	2,023	3,462

Shares redeemed	(406,312)	(695,531)	(28,846)	(35,014)

Net increase (decrease)	844,616	744,825	68,622	18,902

Class Y
Shares sold	193,481	381,670	150	16,613

Reinvestment of distributions	17,633	21,123	50	88

Shares redeemed	(17,084)	(44,451)	(19)	(14,485)

Net increase (decrease)	194,030	358,342	181	2,216

Total net increase (decrease)	4,080,169	3,912,066	137,152	40,601

	Total Return Fund		Money Market Fund
	Six Months Ended June 30, 2002	For the Period Aug. 31, 2001 to Dec. 31, 2001	Six Months Ended June 30, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	1,000,108	770,250	111,806,769	1,080,795,303

Reinvestment of distributions	18,812	9,090	1,684,970	9,276,295

Shares redeemed	(63,544)	(82,793)	(125,793,478)	(1,110,793,783)

Net increase (decrease)	955,376	696,547	(12,301,739)	(20,722,185)

Class B
Shares sold	748,476	623,629	21,078,882	61,258,138

Reinvestment of distributions	11,947	6,865	270,464	1,173,030

Shares redeemed	(60,337)	(18,269)	(20,668,403)	(46,482,551)

Net increase (decrease)	700,086	612,225	680,943	15,948,617

Class C
Shares sold	646,565	299,826	10,380,084	39,136,728

Reinvestment of distributions	4,626	2,751	61,922	304,784

Shares redeemed	(65,603)	(5,435)	(9,765,652)	(37,518,407)

Net increase (decrease)	585,588	297,142	676,354	1,923,105

Class Y
Shares sold	21,640	150,853	373,998	2,534,486

Reinvestment of distributions	2,310	2,406	20,961	108,490

Shares redeemed	(32,319)	(4,207)	(528,134)	(2,148,428)

Net increase (decrease)	(8,369)	149,052	(133,175)	494,548

Total net increase (decrease)	2,232,681	1,754,966	(11,077,617)	(2,355,915)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

8. Redemption Fees

EGF charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days or less for accounts in excess of $25,000. These redemption fees are collected and retained by the affected fund for the benefit of the remaining shareholders and are recorded by the fund as paid in capital. For the six months ended June 30, 2002 redemption fees charged and collected by the funds were as follows:

Fund	Amount
Small Company Value	$15,842
Capital Appreciation	13,609
Growth	15,038
International Growth	3,090
Internet	6,725
Government Securities	1,869
High-Yield Bond	7,020

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, excise tax regulations, investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

The tax character of distributable earnings/(accumulated losses) at December 31, 2001 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward
Mid-Cap Growth	—	—	$3,786,059[1]
Multi-Cap Growth	—	—	110,362,565[1]
Small Company Growth	—	—	2,307,024[2]
Small Company Value	—	—	—
Capital Appreciation	—	—	48,048,157[2]
Deep Value	$19,931	—	—
Equity	—	—	15,780,945[1]
Equity Income	9,396	$917,583	—
Growth	—	—	92,031,790[2]
Growth and Income	—	—	908,940[2]
International Growth	—	—	20,804,545[1]
Global Financial Services	1,953	408,784	—
Global Health Care	—	—	1,432,832[2]
Global Socially Responsive	—	—	247,193[2]
Global Technology	—	—	21,987,728[1]
Internet	—	—	238,233,378[1]
Mergers & Acquisitions	520,963	—	—
Managed	—	—	4,498,805[2]
Strategic Allocation	392	—	—
Government Securities	—	—	2,729,181[3]
High-Yield Bond	244,751	—	13,017,735[4]
Tax-Exempt Income	—	—	36,771[5]
Total Return	—	—	—
Money Market	26,992	—	26,994[6]

1	Expires in 2008-9
2	Expires in 2009
3	Expires in 2003-4
4	Expires in 2007-9
5	Expires in 2008
6	Expires in 2004-8

Included in the Mid-Cap Growth, Equity and International Growth Funds are capital loss carryforward amounts acquired in connection with the respective mergers that occurred in 2001. Utilization of these losses (as shown below) may be limited in accordance with Federal Tax regulations.

Fund	Capital Loss Carryforward Acquired*
Mid-Cap Growth	$1,790,871
Equity	2,847,367
International Growth	3,574,630

*	These losses may be further limited due to IRS regulations

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

Tax Basis Unrealized Gain (Loss) on Investments

At June 30, 2002, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Mid-Cap Growth	$12,328,726	$831,547	$(787,695)	$43,852
Multi-Cap Growth	107,387,765	5,567,249	(11,260,119)	(5,692,870)
Small Company Growth	101,391,652	8,060,740	(19,995,999)	(11,935,259)
Small Company Value	536,357,598	66,828,541	(74,688,413)	(7,859,872)
Capital Appreciation	176,374,697	27,709,427	(6,445,600)	21,263,141
Deep Value	15,724,235	484,502	(1,068,118)	(583,616)
Equity	171,342,164	10,622,212	(72,686,399)	(62,064,187)
Equity Income	117,224,003	9,959,878	(7,644,102)	2,315,776
Growth	1,567,669,031	98,812,672	(176,836,120)	(77,023,448)
Growth and Income	222,043,462	16,912,161	(50,405,550)	(33,493,389)
International Growth	72,601,604	1,841,954	(1,851,832)	(9,878)
Global Financial Services	29,286,428	4,174,921	(2,286,319)	1,888,602
Global Health Care	15,274,823	334,726	(1,353,165)	(1,018,440)
Global Socially Responsive	4,703,134	281,796	(632,464)	(350,668)
Global Technology	6,295,969	174,035	(1,429,881)	(1,282,846)
Internet	77,886,853	1,402,672	(16,030,674)	(14,628,002)
Mergers & Acquisitions	77,229,859	1,840,161	(4,593,799)	(2,753,638)
Managed	157,381,691	9,180,168	(28,098,242)	(18,918,074)
Strategic Allocation	25,805,223	910,831	(3,257,146)	(2,346,315)
Government Securities	206,773,700	6,108,425	(156,154)	5,952,271
High-Yield Bond	168,376,985	2,552,121	(18,065,833)	(15,513,712)
Tax-Exempt Income	31,561,421	1,341,786	(6)	1,341,780
Total Return	55,064,479	721,005	(1,150,296)	(429,291)

10. Subsequent Events

On May 16, 2002, the EGF Board approved a tax-free exchange of shares between the Global Technology Fund and the Internet Fund, wherein the Internet Fund (which simultaneously would be changing its name to the Technology Fund) would acquire all of the net assets of the Global Technology Fund on or around August 23, 2002, provided that the Global Technology Fund shareholders approve the exchange.

Effective August 23, 2002 the adviser lowered the voluntary maximum expense amounts on the Managed Fund to the following amounts: A) 1.45%     B) 2.00%     C) 2.00% and     Y) 1.00%.

Shareholder Proxy Voting Information (Unaudited)

On March 15, 2002, shareholders of the Balanced Fund voted and approved their Agreement and Plan of Reorganization as follows:

	No. of Shares	% of Outstanding Voting Shares	% of Shares Voted
Affirmative	1,971,419.670	52.646%	88.044%
Against	160,184.308	4.278%	7.153%
Abstain	107,538.375	2.871%	4.803%

Total	2,239,142.353	59.795%	100.000%

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

NAME, AGE AND ADDRESS	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz (78) Atlanta, GA	Director and Audit Committee Member	29	President, ATD Advisory Corp.	24	EAT - 17 Portfolios

Arthur Howell, Esquire (83) Highlands, NC	Director and Audit Committee Chairman	33	Of Counsel, Alston & Bird LLP	24	EAT - 17 Portfolios

William A. Mitchell, Jr. (62) Atlanta, GA	Director	14	Chairman/CEO, Carter & Associates (real estate development)	24	EAT - 17 Portfolios

Lonnie H. Pope (68) Macon, GA	Director and Audit Committee Member	16	CEO, Longleaf Industries, Inc., (chemical manufacturing)	24	EAT - 17 Portfolios

INTERESTED PARTIES:

Victor Ugolyn (54) Atlanta, GA	Chairman, President & Chief Executive Officer, Director	10	Chairman, President & CEO, ECM, EFD, EGF and EAT	24	EAT - 17 Portfolios, EGF plc. - 14 Portfolios

Michael L. Roth (56) New York, NY	Director	10	Chairman and CEO, The MONY Group, Inc.	24	EAT - 17 Portfolios, EGF plc. - 14 Portfolios

Samuel J. Foti (50) New York, NY	Director	6	President and COO, The MONY Group Inc.	24	EAT - 17 Portfolios, EGF plc. - 14 Portfolios

Phillip G. Goff (38) Atlanta, GA	Vice President and Chief Financial Officer	6	Senior Vice President and CFO, EFD; Vice President and CFO, EAT and ECM	24	EGF plc. - 14 Portfolios

Herbert M. Williamson (50) Atlanta, GA	Treasurer and Assistant Secretary	13	Assistant Secretary and Treasurer, EAT, ECM and EFD	24	—

Catherine R. McClellan (46) Atlanta, GA	Secretary	11	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EAT	24	EGF plc. - 14 Portfolios

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-368-4320 or 1-800-368-3527.

THE ENTERPRISE Group of Funds, Inc.

Directors and Officers

Directors

Victor Ugolyn
Chairman and Director

Arthur T. Dietz
Director

Arthur Howell
Director

William A. Mitchell, Jr.
Director

Lonnie H. Pope
Director

Samuel J. Foti
Director

Michael I. Roth
Director

Officers

Victor Ugolyn
President and Chief Executive Officer

Phillip G. Goff
Vice President and Chief Financial Officer

Herbert M. Williamson
Treasurer and Assistant Secretary

Catherine R. McClellan
Secretary

TIRED OF A CLUTTERED MAILBOX?
SIGN UP FOR ELECTRONIC DELIVERY AT:
WWW.ENTERPRISEFUNDS.COM

Investment Advisor
Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, N.E.
Suite 450
Atlanta, GA 30326-1022

Distributor
Enterprise Fund Distributors, Inc.
Atlanta Financial Center
3343 Peachtree Road, N.E.
Suite 450
Atlanta, GA 30326-1022
Telephone: 1-800-432-4320

Custodian
State Street Bank and Trust Company
Boston, MA

Transfer Agent
National Financial Data Services, Inc.
330 W. 9th Street
Kansas City, MO 64105
Telephone: 1-800-368-3527

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, PA

Member - Investment Company Institute

Enterprise GROUP OF FUNDS
INVEST WITH THE PROS THE PROFESSIONALS USE®
1-800-432-4320
www.enterprisefunds.com

This report is not to be used in connection with the offering of shares of the funds unless accompanied or preceded by an effective prospectus.

THE ENTERPRISE *Group of Funds, Inc.* SEMI-ANNUAL REPORT *June 30, 2002*

SAR CA6.02